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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

This Page Intentionally Left Blank

Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.48 3.16%	–1.56 3.08%	9.03 10.04%	5.70 6.19%	1.27 1.27%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.53 3.11	–1.44 3.20	9.21 10.22	5.80 6.29	1.12 1.12
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.28 2.72	–2.72 2.25	8.92 9.20	5.39 5.39	2.02 2.02
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.83 2.83	1.37 2.36	9.23 9.23	5.39 5.39	2.02 2.02
Class I Shares	No Sales Charge		3.23	3.45	10.52	6.60	0.87
Class R2 Shares[4]	No Sales Charge		3.06	3.10	10.11	6.18	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class A shares from through February 27, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	1.74%	–0.26%	4.88%	4.83%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.12	0.27	0.39	2.09
Morningstar Nontraditional Bond Category Average[7]	1.90	0.17	6.81	4.96

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar nontraditional bond category average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. The Fund has selected the Morningstar nontraditional bond category average as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,031.60	$5.54	$1,019.30	$5.51

Class A Shares	$1,000.00	$1,031.10	$5.19	$1,019.70	$5.16

Class B Shares	$1,000.00	$1,027.20	$9.30	$1,015.60	$9.25

Class C Shares	$1,000.00	$1,028.30	$9.25	$1,015.70	$9.20

Class I Shares	$1,000.00	$1,032.30	$3.93	$1,020.90	$3.91

Class R2 Shares[2,3]	$1,000.00	$1,006.70	$1.88	$1,006.50	$1.88

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Investor Class, 1.03% for Class A, 1.85% for Class B, 1.84% for Class C, 0.78% for Class I and 1.12% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class B, Class C and Class I (to reflect the six-month period) and 61 days for Class R2 (to reflect the since-inception period). The table above represents actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2014. Had these shares been offered for the full six-month period ended April 30, 2014, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.61 for Class R2 and the ending account value would have been $1,019.20 for Class R2.
3.	The inception date for Class R2 shares was February 28, 2014.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Morgan Stanley, 4.875%–5.45%, due 11/1/22–12/29/49

2.	Bank of America Corp.

3.	HCA, Inc., 5.00%–9.00%, due 12/15/14–3/15/24

4.	JPMorgan Chase & Co., (zero coupon)–7.90%, due 5/5/15–12/29/49

5.	Citigroup, Inc.
6.	Chesapeake Energy Corp., 4.875%–7.25%, due 12/15/18–4/15/22

7.	Clear Channel Communications, Inc., 6.90%–9.00%, due 1/30/19–3/1/21

8.	Chubb Corp. (The), 6.375%, due 3/29/67

9.	International Game Technology, 5.50%, due 6/15/20

10.	Plains All American Pipeline, L.P. / PAA Finance Corp., 4.70%, due 6/15/44

Short Positions as of April 30, 2014 (Unaudited)

1.	Levi Strauss & Co., 7.625%, due 5/15/20
2.	ACCO Brands Corp., 6.75%, due 4/30/20

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 3.16% for Investor Class shares, 3.11% for Class A shares, 2.72% for Class B shares and 2.83% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund returned 3.23% for Class I shares and 3.06% for Class R2 shares. For the six months ended April 30, 2014, all share classes outperformed the 1.74% return of the Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index; the 0.12% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark; and the 1.90% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were modified to allow investments in municipal bonds and to increase the percentage of net assets that the Fund can invest in swaps.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index resulted primarily from an overweight position in spread product,3 specifically high-yield corporate bonds. The Federal Reserve’s willingness to pump liquidity into the market (by keeping short-term interest rates close to zero) continued to stimulate lending and investments, as well as investors’ appetite for yield. The Federal Reserve’s accommodative stance strengthened the performance of credit-related assets, such as high-yield and investment-grade corporate bonds, during the reporting period.

High-yield corporate bonds represented the Fund’s largest risk-weighted position and performed well as spreads compressed during the reporting period. (The Barclays U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) Though the April 2014 default of Energy Future Holdings marked the largest single high-yield default on record, default rates were still trending at or close to all-time lows, which served as a tailwind for the sector.

Investment-grade corporate bond spreads compressed to a post-financial crisis low of 98 basis points by the end of the reporting period. (A basis point is one-hundredth of a percentage point.) Lower-quality bonds (i.e., those rated BBB)4 and longer-duration bonds (i.e., those with 8- to 15-year maturities) outperformed, partly because of declining U.S. Treasury yields. During the first four months of 2014, investment-grade corporate bond issuance remained strong. Approximately $92 billion in new investment-grade corporate bond issues was priced in April, bringing the year-to-date total to $445 billion, according to data provided by Barclays.

Throughout the reporting period, the Fund held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with high correlations to them. Although these underweighted asset classes have rallied since the beginning of 2014, the Fund still managed to outperform the Index.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. To further insulate the Fund from a potential rise in interest rates, we increased the Fund’s exposure to a short position in U.S. Treasury futures. This position shortened the Fund’s duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s effective duration was approximately 2.5 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s implementation of its

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

decision to taper bond purchases. Although the Fund experienced some periods of volatility, we did not make any material changes to the Fund’s positioning. We did, however, selectively, opportunistically and modestly increase the Fund’s weightings in both bank loans and emerging-market corporate debt. We have judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we have maintained a credit risk profile that is relatively higher than that of the Barclays U.S. Aggregate Bond Index, specifically through the Fund’s overweight position in high-yield corporate bonds.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

An overweight position in high-yield corporate bonds, which outperformed the Barclays U.S. Aggregate Bond Index, drove the Fund’s outperformance of the Index during the reporting period. Within the high-yield corporate bond sector, holdings in industries that tend to be more cyclical—such as financials, gaming, homebuilders, building materials and steel—were among the Fund’s strongest performers. To a lesser degree, positions in convertible bonds and bank loans were also positive contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Though the Fund’s position in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade corporate bonds underperformed high-yield corporate bonds during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. Our decision to underweight these sectors contributed positively to the Fund’s relative performance, as U.S. Treasury securities and agency mortgages underperformed high-yield corporate bonds during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

We selectively increased the Fund’s weight in bank loans in an effort to keep the Fund’s duration shorter than that of the Barclays U.S. Aggregate Bond Index, even as we remained cautious regarding the Fund’s position in bank loans because the loans tend to lack call protection. During the reporting period, we purchased a first lien loan in Ardagh Holdings USA, a global leader in glass and metal packaging solutions. We also purchased a loan in SBA Communications, a wireless tower owner and operator, because we liked the company’s strong free cash flow.

During the reporting period, the Fund exited positions in financial companies Banque PSA Finance Peugeot and LBG Capital (Lloyds). We sold the Fund’s Banque PSA Finance Peugeot bonds, as the spread narrowed significantly upon the bonds becoming fully valued. The position in LBG Capital (Lloyds) was eliminated given an attractive tender/exchange offer in which the Fund participated.

How did the Fund’s sector weightings change during the reporting period?

We made no significant changes to the Fund’s sector weightings relative to the Barclays U.S. Aggregate Bond Index, but, as already mentioned, slightly increased its weightings in both bank loans and emerging-market corporate debt. The Fund’s largest position remained in high-yield corporate bonds, as we believed that the compensation, or spread, for the risk associated with the sector was still adequate.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the Fund held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 90.2%† Asset-Backed Securities 0.5%
Airlines 0.1%
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	$86,646	$98,776
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	335,328	382,274
United Airlines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	489,795	563,264

		1,044,314

Home Equity 0.3%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.214%, due 10/25/36 (a)(b)	462,116	416,367
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.224%, due 5/25/37 (a)(b)	239,918	183,781
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.214%, due 4/25/37 (a)(b)	60,056	59,214
First NLC Trust Series 2007-1, Class A1 0.224%, due 8/25/37 (a)(b)(c)	441,077	227,186
GSAA Home Equity Trust Series 2006-14, Class A1 0.204%, due 9/25/36 (a)(b)	936,971	478,197
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.284%, due 4/25/37 (a)(b)	218,859	197,653
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.254%, due 4/25/37 (a)(b)	285,688	254,509
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.254%, due 3/25/47 (a)(b)	238,828	170,196
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.204%, due 11/25/36 (a)(b)	115,568	49,514
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.264%, due 3/25/37 (a)(b)	664,393	397,860
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.254%, due 9/25/36 (a)(b)	387,962	209,030
Series 2006-HE8, Class A2B 0.254%, due 10/25/36 (a)(b)	206,876	119,791

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. (continued)
Series 2007-HE4, Class A2A 0.264%, due 2/25/37 (a)(b)	$106,017	$49,031
Series 2007-NC2, Class A2FP 0.304%, due 2/25/37 (a)(b)	410,561	226,341
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	908,725	507,978
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.244%, due 5/25/37 (a)(b)	506,436	305,897
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.234%, due 6/25/37 (a)(b)	430,206	249,393
Series 2006-EQ2, Class A2 0.264%, due 1/25/37 (a)(b)	284,417	179,333
Specialty Underwriting & Residential Finance Trust
Series 2006-BC4, Class A2B 0.264%, due 9/25/37 (a)(b)	1,064,608	508,656

		4,789,927

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.555%, due 5/25/29 (a)	1,783,419	1,672,061

Total Asset-Backed Securities (Cost $8,725,480)		7,506,302

Convertible Bonds 2.3%
Airlines 0.1%
Airtran Holdings, Inc. 5.25%, due 11/1/16	647,000	1,278,229
United Airlines, Inc. 4.50%, due 1/15/15	356,000	778,750

		2,056,979

Auto Manufacturers 0.0%‡
Navistar International Corp.
4.75%, due 4/15/19 (c)	360,000	376,200

Biotechnology 0.1%
BioMarin Pharmaceutical, Inc.
0.75%, due 10/15/18	311,000	320,136
Cubist Pharmaceuticals, Inc.
1.125%, due 9/1/18 (c)	278,000	317,441

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
1.625%, due 5/1/16	$356,000	$1,229,092

		1,866,669

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	246,000	244,155

Commercial Services 0.1%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	95,000	327,751
ServiceSource International, Inc. 1.50%, due 8/1/18 (c)	667,000	583,208

		910,959

Computers 0.1%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	192,000	398,040
SanDisk Corp. 0.50%, due 10/15/20 (c)	206,000	234,582
Spansion LLC 2.00%, due 9/1/20 (c)	332,000	477,665

		1,110,287

Distribution & Wholesale 0.0%‡
WESCO International, Inc. 6.00%, due 9/15/29	178,000	555,360

Electronics 0.0%‡
Fluidigm Corp. 2.75%, due 2/1/34	148,000	157,343

Entertainment 0.0%‡
International Game Technology 3.25%, due 5/1/14	470,000	470,000

Environmental Controls 0.1%
Covanta Holding Corp. 3.25%, due 6/1/14	603,000	706,641

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	1,347,972

Health Care—Services 0.0%‡
WellPoint, Inc. 2.75%, due 10/15/42	276,000	405,030

	Principal Amount	Value

Home Builders 0.0%‡
Ryland Group, Inc. (The) 0.25%, due 6/1/19	$117,000	$109,395

Household Products & Wares 0.5%
Jarden Corp.
1.125%, due 3/15/34 (c)	7,300,000	7,304,562
1.875%, due 9/15/18	534,000	726,240

		8,030,802

Insurance 0.0%‡
Radian Group, Inc. 2.25%, due 3/1/19	140,000	203,175

Internet 0.1%
HomeAway, Inc. 0.125%, due 4/1/19 (c)	178,000	171,659
Priceline Group, Inc (The)
0.35%, due 6/15/20 (c)	186,000	221,573
1.00%, due 3/15/18	532,000	746,462
Shutterfly, Inc. 0.25%, due 5/15/18 (c)	261,000	258,064
Yahoo!, Inc. (zero coupon), due 12/1/18 (c)	428,000	440,037

		1,837,795

Iron & Steel 0.0%‡
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	39,083
United States Steel Corp.
2.75%, due 4/1/19	267,000	337,254
4.00%, due 5/15/14	190,000	190,950

		567,287

Lodging 0.0%‡
MGM Resorts International 4.25%, due 4/15/15	398,000	568,891

Machinery—Diversified 0.1%
Chart Industries, Inc. 2.00%, due 8/1/18	560,000	691,600

Media 0.0%‡
Liberty Interactive LLC 3.50%, due 1/15/31	124,000	64,635
Liberty Media Corp. 1.375%, due 10/15/23 (c)	234,000	226,395

		291,030

Metal Fabricate & Hardware 0.0%‡
RTI International Metals, Inc. 1.625%, due 10/15/19	521,000	526,536

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	$484,000	$1,033,037

Oil & Gas 0.0%‡
Energy XXI Bermuda, Ltd. 3.00%, due 12/15/18 (c)	321,000	317,389

Oil & Gas Services 0.3%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	405,000	521,437
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	1,900,000	2,168,375
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (c)(e)	709,000	1,255,355
SEACOR Holdings, Inc. 2.50%, due 12/15/27	105,000	122,063
Subsea 7 S.A.
1.00%, due 10/5/17	200,000	203,650
3.50%, due 10/13/14	200,000	255,840

		4,526,720

Pharmaceuticals 0.1%
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	135,000	382,641
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	489,000	869,809
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	515,000	632,484

		1,884,934

Real Estate Investment Trusts 0.1%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (c)	430,000	710,306
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	454,000	615,454

		1,325,760

Semiconductors 0.1%
Intel Corp. 3.25%, due 8/1/39	386,000	543,779
Microchip Technology, Inc. 2.125%, due 12/15/37	99,000	183,336
Novellus Systems, Inc. 2.625%, due 5/15/41	390,000	693,713
Rambus, Inc. 1.125%, due 8/15/18 (c)	119,000	143,618
Xilinx, Inc. 2.625%, due 6/15/17	202,000	334,815

		1,899,261

	Principal Amount	Value

Software 0.2%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	$337,000	$411,982
Citrix Systems, Inc. 0.50%, due 4/15/19 (c)	108,000	108,000
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (c)	403,000	418,868
Medidata Solutions, Inc. 1.00%, due 8/1/18 (c)	364,000	371,508
Nuance Communications, Inc. 2.75%, due 11/1/31	611,000	617,110
Proofpoint, Inc. 1.25%, due 12/15/18 (c)	233,000	234,456
Salesforce.com, Inc. 0.25%, due 4/1/18	504,000	555,660
ServiceNow, Inc. (zero coupon), due 11/1/18 (c)	122,000	122,763

		2,840,347

Telecommunications 0.1%
Ciena Corp. 4.00%, due 12/15/20	303,000	403,747
Infinera Corp. 1.75%, due 6/1/18 (c)	313,000	325,716
Ixia 3.00%, due 12/15/15	137,000	144,278
JDS Uniphase Corp. 0.625%, due 8/15/33 (c)	459,000	477,073

		1,350,814

Transportation 0.0%‡
XPO Logistics, Inc. 4.50%, due 10/1/17	170,000	301,219

Total Convertible Bonds (Cost $34,718,648)		38,513,587

Corporate Bonds 74.9%
Advertising 0.2%
Lamar Media Corp. 5.00%, due 5/1/23	3,525,000	3,542,625

Aerospace & Defense 1.4%
Alliant Techsystems, Inc.
5.25%, due 10/1/21 (c)	2,000,000	2,075,000
6.875%, due 9/15/20	3,889,000	4,229,287
B/E Aerospace, Inc. 5.25%, due 4/1/22	8,780,000	9,087,300
Ducommun, Inc. 9.75%, due 7/15/18	782,000	871,930
TransDigm, Inc.
7.50%, due 7/15/21	4,440,000	4,884,000
7.75%, due 12/15/18	815,000	867,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Aerospace & Defense (continued)
Triumph Group, Inc. 8.625%, due 7/15/18	$1,305,000	$1,380,038

		23,395,530

Airlines 0.7%
Continental Airlines, Inc.
7.875%, due 1/2/20	419,835	457,620
9.798%, due 10/1/22	603,674	694,225
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,176,495	1,297,086
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	319,155	356,656
Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17	612,000	656,370
U.S. Airways Group, Inc. Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	4,233,202	4,783,518
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,680,243	2,995,171

		11,240,646

Auto Manufacturers 1.3%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19 (c)	1,600,000	1,752,000
8.25%, due 6/15/21	4,590,000	5,158,013
Ford Motor Co.
6.625%, due 10/1/28	229,000	275,882
8.90%, due 1/15/32	3,009,000	4,156,205
General Motors Co. 3.50%, due 10/2/18 (c)	3,000,000	3,063,750
Navistar International Corp. 8.25%, due 11/1/21	7,049,000	7,172,357

		21,578,207

Auto Parts & Equipment 1.0%
Dana Holding Corp. 5.375%, due 9/15/21	4,750,000	4,904,375
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	5,325,000	5,764,312
7.00%, due 5/15/22	1,000,000	1,102,500
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	3,475,000	3,566,219

	Principal Amount	Value

Auto Parts & Equipment (continued)
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	$440,000	$471,900

		15,809,306

Banks 8.1%
AgriBank FCB 9.125%, due 7/15/19	500,000	642,620
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	2,900,000	2,939,875
Banco do Brasil S.A. 5.875%, due 1/19/23 (c)	2,900,000	2,950,750
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	6,415,000	6,382,925
Bangkok Bank PCL 4.80%, due 10/18/20 (c)	250,000	263,004
♦Bank of America Corp.
3.30%, due 1/11/23	510,000	495,034
4.00%, due 4/1/24	7,320,000	7,356,878
5.625%, due 7/1/20	3,590,000	4,102,781
5.75%, due 8/15/16	1,400,000	1,533,102
7.625%, due 6/1/19	420,000	518,309
Bank of America NA 6.00%, due 10/15/36	2,828,000	3,400,514
Barclays Bank PLC 5.14%, due 10/14/20 (f)	8,037,000	8,656,267
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	4,075,000	4,543,625
CIT Group, Inc.
3.875%, due 2/19/19	2,037,000	2,059,916
4.25%, due 8/15/17	330,000	345,675
5.00%, due 8/1/23	2,000,000	2,010,000
6.625%, due 4/1/18 (c)	1,750,000	1,953,438
♦Citigroup, Inc. 6.30%, due 12/29/49 (a)	10,800,000	10,759,500
Discover Bank 7.00%, due 4/15/20	3,895,000	4,659,916
Emigrant Bancorp, Inc. 6.25%, due 6/15/14 (c)	398,000	400,035
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,630,319
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	7,257,000	7,196,339
♦JPMorgan Chase & Co.
6.125%, due 12/29/49 (a)	7,595,000	7,595,000
7.90%, due 4/29/49 (a)	3,650,000	4,124,500
Mellon Capital III 6.369%, due 9/5/66 (a)	£2,950,000	5,172,039
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(c)	$1,092,000	1,116,406
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (c)	9,300,000	9,490,929

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Morgan Stanley
4.875%, due 11/1/22	$4,287,000	$4,523,865
5.00%, due 11/24/25	2,465,000	2,557,524
5.45%, due 12/29/49 (a)	11,425,000	11,524,969
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	2,270,000	2,254,475
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	990,816
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	10,050,000	10,292,205

		134,443,550

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	1,980,000	2,102,318

Building Materials 1.5%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	1,284,150
Cemex Finance LLC 6.00%, due 4/1/24 (c)	6,810,000	6,818,513
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,615,625
Texas Industries, Inc. 9.25%, due 8/15/20	4,315,000	4,940,675
USG Corp.
5.875%, due 11/1/21 (c)	6,755,000	7,177,187
6.30%, due 11/15/16	1,245,000	1,344,600
9.75%, due 1/15/18	363,000	437,415

		24,618,165

Chemicals 1.5%
Dow Chemical Co. (The) 8.55%, due 5/15/19	2,099,000	2,690,807
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	4,750,000	4,934,062
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,898,000	3,017,543
Huntsman International LLC 8.625%, due 3/15/21	3,568,000	3,978,320
Momentive Performance Materials, Inc. 8.875%, due 10/15/20	4,650,000	5,027,812
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	5,212,000	5,342,300

		24,990,844

Coal 0.9%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (f)	1,560,000	1,185,600

	Principal Amount	Value

Coal (continued)
Arch Coal, Inc. 8.00%, due 1/15/19 (c)	$7,000,000	$6,982,500
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 6.375%, due 3/15/24	5,775,000	6,006,000
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,150,562

		15,324,662

Commercial Services 2.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	5,782,000	5,839,820
8.25%, due 1/15/19	703,000	748,695
Hertz Corp. (The)
6.25%, due 10/15/22	5,500,000	5,885,000
7.375%, due 1/15/21	1,630,000	1,795,037
Iron Mountain, Inc.
6.00%, due 8/15/23	2,600,000	2,762,500
7.75%, due 10/1/19	431,000	474,100
8.375%, due 8/15/21	1,293,000	1,364,115
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (g)(h)(i)(j)	5,000	74
9.75% (g)(h)(i)(j)	160,000	2,352
Rent-A-Center, Inc. 4.75%, due 5/1/21	5,800,000	5,437,500
United Rentals North America, Inc.
6.125%, due 6/15/23	4,259,000	4,578,425
8.375%, due 9/15/20	3,863,000	4,283,101

		33,170,719

Computers 0.5%
NCR Corp.
5.00%, due 7/15/22	3,815,000	3,881,762
6.375%, due 12/15/23 (c)	1,500,000	1,605,000
SunGard Data Systems, Inc.
6.625%, due 11/1/19	1,050,000	1,099,875
7.625%, due 11/15/20	1,895,000	2,070,288

		8,656,925

Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	5,470,000	5,962,300

Diversified Financial Services 0.4%
Ford Holdings LLC 9.30%, due 3/1/30	127,000	184,415
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (a)	€2,100,000	3,124,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Diversified Financial Services (continued)
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€1,223,000	$1,766,817
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£815,000	1,508,283

		6,584,172

Electric 1.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$2,500,000	2,462,500
Calpine Corp. 7.875%, due 7/31/20 (c)	4,275,000	4,686,469
CMS Energy Corp. 8.75%, due 6/15/19	533,000	683,298
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,637,076
5.292%, due 6/15/22 (d)	663,000	744,862
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (c)	2,620,000	2,875,450
Puget Energy, Inc. 5.625%, due 7/15/22	905,000	1,045,970
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	7,793,280	8,056,303

		26,191,928

Engineering & Construction 0.1%
MasTec, Inc. 4.875%, due 3/15/23	1,704,000	1,644,360

Entertainment 1.7%
♦International Game Technology 5.50%, due 6/15/20	9,645,000	10,508,980
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	1,174,000	1,256,180
8.875%, due 6/15/20	6,815,000	7,172,787
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	5,102,000	5,612,200
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22	3,000,000	3,255,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (g)(i)	18,700	13,090

		27,818,237

Finance—Auto Loans 0.8%
Ally Financial, Inc. 3.50%, due 1/27/19 (f)	7,900,000	7,929,625
Ford Motor Credit Co. LLC
8.00%, due 12/15/16	22,000	25,661
8.125%, due 1/15/20	3,361,000	4,274,328

	Principal Amount	Value

Finance—Auto Loans (continued)
General Motors Financial Co., Inc. 3.25%, due 5/15/18	$670,000	$676,700

		12,906,314

Finance—Commercial 0.5%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	8,360,000	7,377,700

Finance—Consumer Loans 1.3%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(f)	4,575,000	4,746,563
SLM Corp.
5.50%, due 1/25/23	2,800,000	2,751,501
6.25%, due 1/25/16	248,000	267,530
8.00%, due 3/25/20	6,068,000	7,008,540
Springleaf Finance Corp.
6.00%, due 6/1/20	2,000,000	2,025,000
7.75%, due 10/1/21	4,850,000	5,365,312

		22,164,446

Finance—Credit Card 0.6%
American Express Co. 6.80%, due 9/1/66 (a)(f)	5,901,000	6,513,524
Capital One Bank USA NA 3.375%, due 2/15/23 (f)	3,000,000	2,963,331

		9,476,855

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	813,000	858,353
6.45%, due 6/8/27	1,100,000	1,181,918

		2,040,271

Finance—Other Services 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22 (c)	1,850,000	1,877,750
6.00%, due 8/1/20 (c)	6,880,000	7,258,400

		9,136,150

Food 3.5%
ARAMARK Corp. 5.75%, due 3/15/20	8,975,000	9,412,531
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	7,804,000	8,088,066
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	4,235,000	4,531,450
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	2,519,000	2,757,045
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	4,595,000	4,308,764
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	4,325,000	4,449,344

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Premier Foods Finance PLC 6.50%, due 3/15/21 (c)	£4,500,000	$7,788,501
Smithfield Foods, Inc.
6.625%, due 8/15/22	$845,000	922,106
7.75%, due 7/1/17	1,361,000	1,575,358
TreeHouse Foods, Inc. 4.875%, due 3/15/22	6,125,000	6,201,562
Virgolino de Oliveira Finance, Ltd.
10.50%, due 1/28/18 (c)	5,100,000	3,735,750
11.75%, due 2/9/22 (c)	4,660,000	3,390,150

		57,160,627

Forest Products & Paper 0.5%
Domtar Corp. 10.75%, due 6/1/17	1,363,000	1,705,766
Georgia-Pacific LLC 8.00%, due 1/15/24	2,945,000	3,917,984
International Paper Co. 7.30%, due 11/15/39	693,000	929,952
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,166,859
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	255,000	137,700

		8,858,261

Hand & Machine Tools 0.2%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	3,188,000	3,514,770

Health Care—Products 0.6%
Alere, Inc.
6.50%, due 6/15/20	200,000	210,000
8.625%, due 10/1/18	1,093,000	1,169,510
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	7,755,000	8,860,088

		10,239,598

Health Care—Services 3.1%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21 (c)	6,950,000	7,089,000
Cigna Corp. 4.375%, due 12/15/20	875,000	949,884
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	6,825,000	7,225,969
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	2,500,000	2,806,250
♦HCA, Inc.
5.00%, due 3/15/24	9,645,000	9,572,663
5.875%, due 3/15/22	2,500,000	2,681,250

	Principal Amount	Value

Health Care—Services (continued)
HCA, Inc. (continued)
7.25%, due 9/15/20	$83,000	$89,536
7.50%, due 2/15/22	2,000,000	2,281,000
9.00%, due 12/15/14	220,000	229,625
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (c)	9,295,000	9,620,325
Tenet Healthcare Corp. 6.00%, due 10/1/20 (c)	8,000,000	8,400,000

		50,945,502

Holding Company—Diversified 0.4%
Stena AB 7.00%, due 2/1/24 (c)	7,000,000	7,087,500

Home Builders 3.8%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (c)	6,600,000	6,517,500
7.25%, due 2/1/23	1,000,000	1,030,000
8.125%, due 6/15/16 (f)	819,000	902,948
D.R. Horton, Inc.
3.75%, due 3/1/19	4,750,000	4,738,125
5.75%, due 8/15/23	4,250,000	4,515,625
K Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (c)	3,100,000	3,169,750
7.25%, due 10/15/20 (c)	4,110,000	4,449,075
KB Home
7.25%, due 6/15/18	3,300,000	3,712,500
8.00%, due 3/15/20	2,250,000	2,548,125
Lennar Corp.
4.50%, due 6/15/19	5,800,000	5,865,250
6.95%, due 6/1/18	204,000	231,030
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,216,846
5.625%, due 2/1/20	1,608,000	1,736,640
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	3,183,000	3,493,342
Standard Pacific Corp.
6.25%, due 12/15/21	1,925,000	2,059,750
8.375%, due 5/15/18	815,000	961,700
8.375%, due 1/15/21	4,560,000	5,403,600
Toll Brothers Finance Corp. 6.75%, due 11/1/19	3,850,000	4,389,000

		62,940,806

Household Products & Wares 0.5%
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	925,000	962,000
7.875%, due 8/15/19	1,025,000	1,124,938
9.875%, due 8/15/19	5,714,000	6,342,540

		8,429,478

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Insurance 4.5%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	$8,525,000	$9,185,687
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (a)	€5,800,000	8,267,909
Series A2 5.75%, due 3/15/67 (a)	£450,000	778,774
♦Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$9,873,000	10,959,030
Genworth Holdings, Inc.
7.20%, due 2/15/21	1,145,000	1,392,580
7.625%, due 9/24/21	4,480,000	5,597,993
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (c)	390,000	400,438
6.50%, due 3/15/35 (c)	870,000	1,031,388
7.00%, due 3/7/67 (a)(c)	2,900,000	3,088,500
7.80%, due 3/7/87 (c)	453,000	515,288
10.75%, due 6/15/88 (a)(c)	938,000	1,416,380
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,537,000	3,670,345
Oil Insurance, Ltd. 3.216%, due 12/29/49 (a)(c)	3,652,000	3,435,696
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	1,150,000	1,484,966
9.25%, due 6/15/39 (c)	504,000	759,537
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	612,000	678,096
Protective Life Corp. 8.45%, due 10/15/39	5,546,000	7,820,692
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	3,120,000	3,221,400
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	571,000	610,970
Voya Financial, Inc. 5.50%, due 7/15/22	5,040,000	5,711,096
XL Group PLC 6.50%, due 12/29/49 (a)	4,116,000	4,054,260

		74,081,025

Iron & Steel 2.5%
AK Steel Corp. 8.75%, due 12/1/18	3,900,000	4,358,250
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (f)	693,000	769,039
APERAM
7.375%, due 4/1/16 (c)	4,601,000	4,739,030
7.75%, due 4/1/18 (c)	3,475,000	3,674,813
ArcelorMittal 6.75%, due 2/25/22	6,175,000	6,838,812

	Principal Amount	Value

Iron & Steel (continued)
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	$4,036,000	$4,150,380
5.90%, due 3/15/20	1,140,000	1,195,580
Severstal OAO Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	3,000,000	2,696,250
Steel Dynamics, Inc. 5.25%, due 4/15/23	7,666,000	7,790,572
United States Steel Corp. 7.375%, due 4/1/20	4,039,000	4,513,583

		40,726,309

Leisure Time 0.4%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,115,000	7,093,400

Lodging 1.4%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	8,019,000	6,987,264
MGM Resorts International
6.75%, due 10/1/20	2,794,000	3,087,649
8.625%, due 2/1/19	825,000	984,844
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	946,000	1,112,606
7.15%, due 12/1/19	2,341,000	2,785,668
7.375%, due 11/15/15	332,000	361,888
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, due 3/15/22	8,100,000	8,383,500

		23,703,419

Machinery—Construction & Mining 0.5%
Terex Corp.
6.00%, due 5/15/21	2,860,000	3,060,200
6.50%, due 4/1/20	5,000,000	5,425,000

		8,485,200

Media 1.6%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, due 3/15/21	1,445,000	1,472,094
7.00%, due 1/15/19 (f)	978,000	1,033,012
♦Clear Channel Communications, Inc. 9.00%, due 3/1/21	8,845,000	9,397,812
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	205,000	219,350
Series B 7.625%, due 3/15/20	4,683,000	5,045,932
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,241,000	2,637,933

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
DISH DBS Corp.
6.75%, due 6/1/21	$4,265,000	$4,819,450
7.125%, due 2/1/16 (f)	815,000	890,388
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	1,087,000	1,459,299

		26,975,270

Metal Fabricate & Hardware 0.0%‡
Mueller Water Products, Inc. 8.75%, due 9/1/20	557,000	621,055

Mining 1.4%
Aleris International, Inc. 7.625%, due 2/15/18	839,000	855,780
7.875%, due 11/1/20	2,463,000	2,481,472
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	4,630,000	5,116,150
Novelis, Inc. 8.375%, due 12/15/17	365,000	389,638
8.75%, due 12/15/20	4,653,000	5,188,095
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	1,970,245
Vedanta Resources PLC 7.125%, due 5/31/23 (c)	3,600,000	3,586,500
8.25%, due 6/7/21 (c)	2,565,000	2,718,900

		22,306,780

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	8,510,000	8,488,725
Bombardier, Inc. 7.75%, due 3/15/20 (c)	2,150,000	2,451,000
Polypore International, Inc. 7.50%, due 11/15/17	395,000	417,476

		11,357,201

Office Furnishings 0.1%
Interface, Inc. 7.625%, due 12/1/18	1,507,000	1,599,304

Oil & Gas 6.2%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	19,735,000	7,252,612
Berry Petroleum Co., LLC 6.75%, due 11/1/20 (f)	3,523,000	3,721,169
♦Chesapeake Energy Corp. 4.875%, due 4/15/22	2,000,000	2,002,500
5.375%, due 6/15/21	1,500,000	1,571,250
6.125%, due 2/15/21	2,550,000	2,792,250
6.625%, due 8/15/20	2,445,000	2,747,569
7.25%, due 12/15/18	2,000,000	2,325,000

	Principal Amount	Value

Oil & Gas (continued)
Concho Resources, Inc. 5.50%, due 4/1/23	$1,014,000	$1,055,828
6.50%, due 1/15/22	1,550,000	1,697,250
7.00%, due 1/15/21	2,002,000	2,222,220
Denbury Resources, Inc. 4.625%, due 7/15/23	1,535,000	1,460,169
6.375%, due 8/15/21 (f)	6,630,000	7,110,675
ENI S.p.A. 4.15%, due 10/1/20 (c)	2,000,000	2,115,072
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	3,400,000	3,918,500
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	605,260
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	1,823,000	2,000,743
8.00%, due 2/15/20 (c)	2,250,000	2,427,187
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	2,250,000	2,334,375
7.75%, due 2/1/21	815,000	872,050
8.625%, due 4/15/20	850,000	916,938
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,032,000	1,086,180
Murphy Oil USA, Inc. 6.00%, due 8/15/23 (c)	3,693,000	3,813,022
Petrobras Global Finance B.V. 4.375%, due 5/20/23	2,600,000	2,429,344
PetroHawk Energy Corp. 6.25%, due 6/1/19	2,550,000	2,770,575
Plains Exploration & Production Co. 6.125%, due 6/15/19	2,250,000	2,480,625
6.75%, due 2/1/22	2,400,000	2,679,000
6.875%, due 2/15/23	500,000	560,000
Precision Drilling Corp. 6.50%, due 12/15/21	1,136,000	1,229,720
6.625%, due 11/15/20 (f)	2,417,000	2,598,275
QEP Resources, Inc. 5.375%, due 10/1/22	3,350,000	3,358,375
Rosneft Finance S.A. 7.25%, due 2/2/20 (c)	1,405,000	1,489,300
SM Energy Co. 5.00%, due 1/15/24 (c)	1,970,000	1,930,600
6.50%, due 1/1/23	4,665,000	5,026,537
Swift Energy Co. 7.125%, due 6/1/17	750,000	757,500
8.875%, due 1/15/20	658,000	690,900
Tesoro Corp. 5.125%, due 4/1/24	9,000,000	8,955,000
Whiting Petroleum Corp.
5.00%, due 3/15/19	2,350,000	2,473,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Whiting Petroleum Corp. (continued)
5.75%, due 3/15/21	$6,000,000	$6,435,000

		101,911,945

Oil & Gas Services 1.5%
Basic Energy Services, Inc. 7.75%, due 2/15/19	7,117,000	7,615,190
CGG 9.50%, due 5/15/16	1,075,000	1,105,906
CGG S.A. 6.50%, due 6/1/21	6,150,000	6,196,125
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	1,292,000	1,375,980
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	4,255,000	4,127,350
5.875%, due 4/1/20	3,748,000	3,897,920

		24,318,471

Packaging & Containers 0.8%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	1,112,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (c)	4,575,000	4,769,438
7.00%, due 11/15/20 (c)	652,941	680,691
Ball Corp. 6.75%, due 9/15/20 (f)	2,648,000	2,839,980
Sealed Air Corp. 8.375%, due 9/15/21 (c)	3,500,000	4,033,750

		13,436,359

Pharmaceuticals 0.5%
Valeant Pharmaceuticals International, Inc. 6.375%, due 10/15/20 (c)	4,800,000	5,160,000
7.50%, due 7/15/21 (c)	2,500,000	2,787,500

		7,947,500

Pipelines 4.8%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23 (f)	3,560,000	3,604,500
5.875%, due 4/15/21	3,960,000	4,217,400
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21	1,925,000	1,828,750
6.625%, due 10/1/20	3,381,000	3,583,860
Energy Transfer Partners, L.P. 4.65%, due 6/1/21 (f)	1,490,000	1,589,016
5.20%, due 2/1/22	1,500,000	1,640,058
7.60%, due 2/1/24	662,000	819,189

	Principal Amount	Value

Pipelines (continued)
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	$10,000,000	$10,295,180
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	3,875,000	4,126,875
Kinder Morgan, Inc. 5.00%, due 2/15/21 (c)	4,555,000	4,555,246
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,961,000	2,127,685
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	2,037,000	2,462,802
♦Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	10,475,000	10,439,144
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	2,050,000	2,147,375
6.50%, due 7/15/21	2,825,000	3,036,875
6.875%, due 12/1/18	1,750,000	1,857,187
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,269,000	1,358,154
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (c)	5,160,000	4,824,600
5.25%, due 5/1/23	1,625,000	1,625,000
6.375%, due 8/1/22	875,000	936,250
6.875%, due 2/1/21	511,000	548,048
7.875%, due 10/15/18	1,170,000	1,243,125
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	3,797,000	3,977,357
5.875%, due 10/1/20 (c)	1,070,000	1,120,825
6.125%, due 10/15/21	3,500,000	3,701,250
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,000,000	1,846,656

		79,512,407

Real Estate Investment Trusts 0.7%
Geo Group, Inc. (The) 6.625%, due 2/15/21	7,023,000	7,549,725
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	463,962
5.25%, due 3/15/22	75,000	82,401
5.875%, due 6/15/19	1,910,000	2,068,509
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,407,893

		11,572,490

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Retail 1.3%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	$1,200,000	$1,320,000
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	4,467,000	4,779,690
6.50%, due 5/20/21	741,000	794,723
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,869,966
CVS Caremark Corp. 4.75%, due 5/18/20	2,445,000	2,710,842
5.789%, due 1/10/26 (c)(i)	74,359	82,657
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	1,999,103
QVC, Inc. 4.85%, due 4/1/24 (c)	6,500,000	6,660,036
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	934,000	990,040

		21,207,057

Semiconductors 0.3%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	2,950,000	2,979,500
6.00%, due 1/15/22 (c)	1,709,000	1,785,905

		4,765,405

Software 0.6%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	489,000	523,505
First Data Corp. 6.75%, due 11/1/20 (c)	3,500,000	3,736,250
7.375%, due 6/15/19 (c)	3,502,000	3,755,895
8.875%, due 8/15/20 (c)	550,000	609,812
10.625%, due 6/15/21	1,749,000	1,982,929

		10,608,391

Telecommunications 3.9%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,203,000	2,227,962
Comcel Trust 6.875%, due 2/6/24 (c)	4,400,000	4,603,500
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (c)	1,000,000	990,000
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (c)(k)	4,350,000	4,665,375
CommScope, Inc. 8.25%, due 1/15/19 (c)	2,149,000	2,326,293

	Principal Amount	Value

Telecommunications (continued)
Crown Castle International Corp. 5.25%, due 1/15/23	$2,625,000	$2,697,187
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	1,650,000	1,692,834
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,500,000	2,750,000
7.625%, due 6/15/21	3,350,000	3,777,125
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,067,500
7.875%, due 9/1/18	1,386,000	1,465,695
Sprint Capital Corp. 6.90%, due 5/1/19	612,000	671,670
8.75%, due 3/15/32	2,060,000	2,304,625
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,957,500
Sprint Corp. 7.25%, due 9/15/21 (c)	4,000,000	4,360,000
T-Mobile USA, Inc. 6.125%, due 1/15/22	4,525,000	4,756,906
6.542%, due 4/28/20	2,000,000	2,150,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	2,550,000	2,666,989
5.462%, due 2/16/21	396,000	445,880
Verizon Communications, Inc. 5.15%, due 9/15/23	3,573,000	3,938,647
ViaSat, Inc. 6.875%, due 6/15/20	7,340,000	7,862,975
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (c)	5,000,000	5,031,250

		64,409,913

Transportation 1.4%
Bristow Group, Inc. 6.25%, due 10/15/22	5,390,000	5,780,775
CHC Helicopter S.A. 9.25%, due 10/15/20	7,014,600	7,540,695
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	500,000	535,000
PHI, Inc. 5.25%, due 3/15/19 (c)	8,280,000	8,404,200
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	1,700,000	1,263,726

		23,524,396

Total Corporate Bonds (Cost $1,210,100,023)		1,239,516,069

Foreign Bonds 1.9%
Ireland 0.3%
UT2 Funding PLC 5.321%, due 6/30/16	€3,945,000	5,774,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Foreign Bonds (continued)
Luxembourg 0.7%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	€1,825,000	$2,569,891
Intelsat Luxembourg S.A. 7.75%, due 6/1/21	$5,885,000	6,135,113
8.125%, due 6/1/23	2,250,000	2,362,500

		11,067,504

Netherlands 0.2%
Belfius Funding N.V. 1.221%, due 2/9/17 (a)	£2,000,000	3,157,306

United Kingdom 0.7%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	449,000	1,001,652
Rexam PLC 6.75%, due 6/29/67 (a)	€978,000	1,448,685
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	$4,290,000	5,034,427
Santander UK PLC 4.814%, due 9/28/49 (a)	£2,700,000	4,285,157

		11,769,921

Total Foreign Bonds (Cost $29,580,619)		31,768,844

Foreign Government Bonds 0.2%
Colombia 0.0%‡
Republic of Colombia 7.375%, due 3/18/19	$200,000	242,500

El Salvador 0.0%‡
Republic of El Salvador Series Reg S 7.65%, due 6/15/35	163,000	169,316
8.25%, due 4/10/32 (c)	163,000	180,930

		350,246

Indonesia 0.0%‡
Republic of Indonesia 5.875%, due 3/13/20 (c)	300,000	328,500

Philippines 0.0%‡
Republic of Philippines 6.50%, due 1/20/20	150,000	178,313

	Principal Amount	Value

Portugal 0.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,500,000	$2,309,679

Total Foreign Government Bonds (Cost $2,667,676)		3,409,238

Loan Assignments 9.8% (l)
Advertising 0.4%
Acosta, Inc. New Term Loan B 4.253%, due 3/2/18	$5,833,750	5,845,902

Aerospace & Defense 0.1%
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	1,989,924	1,978,421

Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	2,000,000	1,981,250
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	618,750	614,303

		2,595,553

Auto Manufacturers 0.0%‡
Chrysler Group LLC 2018 Term Loan B 3.25%, due 12/31/18	800,000	792,600

Auto Parts & Equipment 0.4%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	7,471,275	7,437,654

Automobile 0.2%
KAR Auction Services, Inc. Term Loan B2 3.50%, due 3/11/21	4,000,000	3,980,000

Building Materials 0.5%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	6,175,234	6,161,340
2nd Lien Term Loan 7.00%, due 3/26/21	1,350,000	1,380,375

		7,541,715

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Chemicals 0.4%
PQ Corp. Term Loan 4.00%, due 8/7/17	$7,481,250	$7,489,045

Commercial Services 0.3%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/14/21	5,808,219	5,804,589

Containers, Packaging & Glass 0.2%
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/1/18	3,000,000	3,000,468

Electric 0.1%
Calpine Corp. Term Loan B1 4.00%, due 4/2/18	1,067,000	1,067,000
NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	1,039,500	1,026,896

		2,093,896

Electrical Components & Equipment 0.5%
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	8,385,792	8,328,139

Entertainment 1.1%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	2,992,500	3,032,713
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	9,226,875	9,192,274
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	5,977,425	5,838,450

		18,063,437

Hand & Machine Tools 0.3%
Milacron LLC New Term Loan 4.00%, due 3/30/20	4,664,699	4,653,038

Health Care—Services 0.1%
Community Health Systems, Inc. 2017 Term Loan E 3.469%, due 1/25/17	47,011	47,002

	Principal Amount	Value

Health Care—Services (continued)
Community Health Systems, Inc. (continued)
Term Loan D 4.25%, due 1/27/21	$125,299	$125,633
Davita, Inc. Term Loan B2 (zero coupon), due 11/1/19	1,900,000	1,902,362

		2,074,997

Healthcare, Education & Childcare 0.1%
U.S. Renal Care, Inc. 2013 Term Loan (zero coupon), due 7/3/19	2,000,000	2,002,500

Household Products & Wares 0.5%
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50%, due 4/29/19	7,982,443	7,955,007

Iron & Steel 0.4%
Signode Industrial Group US, Inc. USD Term Loan B (zero coupon), due 3/21/21	6,050,000	6,021,644

Leisure Time 0.4%
ClubCorp Club Operations, Inc. New Term Loan 4.00%, due 7/24/20	5,925,000	5,902,781

Lodging 0.8%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,226,736	1,223,924
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	9,402,632	9,363,451
MGM Resorts International Term Loan B 3.50%, due 12/20/19	2,728,684	2,709,924

		13,297,299

Media 0.5%
Charter Communications Operating, LLC Term Loan F 3.00%, due 1/3/21	3,000,389	2,949,965
♦Clear Channel Communications, Inc. Term Loan D 6.90%, due 1/30/19	1,928,771	1,911,894
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	3,000,000	2,973,750

		7,835,609

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments (continued)
Mining 0.5%
FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	$3,822,343	$3,816,969
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	2,524,242	2,400,133
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	1,548,038	1,543,394
Oxbow Carbon LLC 2nd Lien Term Loan 8.00%, due 1/17/20	1,000,000	1,017,500

		8,777,996

Oil & Gas 0.8%
MEG Energy Corp. REFI Term Loan 3.75%, due 3/31/20	2,925,109	2,913,096
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19	8,100,000	8,059,500
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18	3,000,000	2,996,874

		13,969,470

Packaging & Containers 0.1%
Ardagh Holdings USA, Inc. USD Term Loan B 4.25%, due 12/17/19	1,246,875	1,246,875

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	2,069,033	2,066,447

Pipelines 0.4%
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	6,250,000	6,177,950

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.605%, due 10/10/16	99,291	99,043

	Principal Amount	Value

Telecommunications 0.4%
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	$6,037,354	$5,992,074

Total Loan Assignments (Cost $163,471,346)		163,024,149

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.621%, due 11/25/35 (m)	359,967	316,349
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (a)(c)	50,353	44,071
Continental Airlines, Inc. Pass Through Trust Series 2007-1, Class A 5.983%, due 10/19/23	3,278,293	3,724,960
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	132,361	123,138
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.612%, due 7/25/36 (m)	217,586	210,531

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.054%, due 11/25/36 (m)	183,651	159,614

Total Mortgage-Backed Securities (Cost $4,558,983)		4,578,663

U.S. Government 0.0%‡
United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	69,192

Total U.S. Government (Cost $71,645)		69,192

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bond 0.3% (n)
Insurance 0.3%
Validus Holdings, Ltd. 8.875%, due 1/26/40	$2,973,000	$4,212,078

Total Yankee Bond (Cost $3,868,865)		4,212,078

Total Long-Term Bonds (Cost $1,457,763,285)		1,492,598,122

	Shares
Common Stocks 0.2%
Auto Manufacturers 0.1%
General Motors Co.	38,729	1,335,376
Motors Liquidation Co. GUC Trust (h)	11,598	319,525

		1,654,901

Banks 0.1%
♦Citigroup, Inc.	41,400	1,983,474

Media 0.0%‡
ION Media Networks, Inc. (g)(i)(j)	22	8,322

Total Common Stocks (Cost $2,995,940)		3,646,697

Convertible Preferred Stocks 0.4%
Aerospace & Defense 0.0%‡
United Technologies Corp. 7.50%	12,500	826,750

Banks 0.1%
♦Bank of America Corp. 7.25% Series L	781	888,973
Wells Fargo & Co. 7.50% Series L	800	955,588

		1,844,561

Food 0.0%‡
Post Holdings, Inc.
3.75% (c)	1,700	205,190
2.50% (c)	1,100	115,489

		320,679

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc.
4.75%	6,100	792,756
6.25%	1,700	190,111

		982,867

	Shares	Value

Insurance 0.1%
Maiden Holdings, Ltd. 7.25%	2,500	$119,225
MetLife, Inc. 5.00%	24,075	733,084

		852,309

Iron & Steel 0.1%
ArcelorMittal 6.00%	48,000	1,156,320

Oil & Gas 0.0%‡
Sanchez Energy Corp. (h) 4.875% Series A	2,700	189,466

Telecommunications 0.0%‡
Crown Castle International Corp. 4.50% Series A	2,200	219,648

Total Convertible Preferred Stocks (Cost $5,724,693)		6,392,600

	Number of Warrants
Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike price $10.00 Expires 7/10/16 (h)	36,805	910,188
Strike price $10.00 Expires 7/10/19 (h)	19,248	328,948

		1,239,136

Total Warrants (Cost $1,207,783)		1,239,136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 8.5%
Repurchase Agreement 8.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $140,385,471 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $153,755,000 and a Market Value of $143,196,490)	$140,385,471	$140,385,471

Total Short-Term Investment (Cost $140,385,471)		140,385,471

Total Investments, Before Investments Sold Short (Cost $1,608,077,172) (q)	99.4%	1,644,262,026

Long-Term Bonds Sold Short (0.7%) Corporate Bonds Sold Short (0.7%)
Apparel (0.5%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,361,000)

Office Equipment/Supplies (0.2%)
ACCO Brands Corp. 6.75%, due 4/30/20	(3,850,000)	(4,004,000)

Total Investments Sold Short (Proceeds $10,720,232)	(0.7)%	(11,365,000)

Total Investments, Net of Investments Sold Short (Cost $1,597,356,940)	98.7	1,632,897,026
Other Assets, Less Liabilities	1.3	21,605,676
Net Assets	100.0%	$1,654,502,702

	Contracts Short	Unrealized Appreciation (Depreciation) (o)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2014 (10 Year) (p)	(130)	$(64,264)
United States Treasury Notes June 2014 (2 Year) (p)	(3,506)	(345,282)
United States Treasury Notes June 2014 (5 Year) (p)	(1,710)	(10,403)

Total Futures Contracts (Notional Amount $991,321,438)		$(419,949)
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of April 30, 2014 was $4,789,927, which represented 0.3% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(e)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 0.1% of the Fund’s net assets.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(O)).

(g)	Illiquid security—The total market value of these securities as of April 30, 2014, was $23,838, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Non-income producing security.

(i)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $106,495, which represented less than one-tenth of a percent of the Fund’s net assets.

(j)	Restricted security.

(k)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(l)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.

(m)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(n)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(o)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(p)	As of April 30, 2014, cash in the amount of $2,794,860 was on deposit with a broker for futures transactions.

(q)	As of April 30, 2014, cost was $1,608,317,212 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$44,712,344
Gross unrealized depreciation	(8,767,530)

Net unrealized appreciation	$35,944,814

The following abbreviations are used in the above portfolio:

£—British	Pound Sterling

€—Euro

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	EUR 19,574,000	USD 27,133,479	USD	22,370
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	GBP 14,046,000	23,697,007		17,319

Foreign Currency Sales Contracts			Contract Amount Sold	Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	EUR 19,574,000	USD 26,607,721	USD	(548,128)
Euro vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	20,263,000	28,082,492		(24,630)
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	GBP 14,046,000	23,096,128		(618,198)
Pound Sterling vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank	14,244,000	24,016,524		(18,855)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(1,170,122)

Open centrally cleared interest rate swap agreements as of April 30, 2014 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation / (Depreciation)	Value
$1,000,000	USD	4/9/16	Citigroup	Fixed 0.53%	3-Month USD-LIBOR	$(599)	$(599)
$272,000,000	USD	4/17/16	Citigroup	Fixed 0.50%	3-Month USD-LIBOR	30,978	30,978
						$30,379	$30,379

At April 30, 2014, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	Receive (Pay) Fixed Rate[3]	Upfront Premiums Received (Paid)	Value	Unrealized Appreciation (Depreciation)[4]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/19	Buy	$7,000	(1.00)%	$(502,044)	$469,505	$(32,539)

1	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,506,302	$—	$7,506,302
Convertible Bonds	—	38,513,587	—	38,513,587
Corporate Bonds (b)	—	1,239,417,896	98,173	1,239,516,069
Foreign Bonds	—	31,768,844	—	31,768,844
Foreign Government Bonds	—	3,409,238	—	3,409,238
Loan Assignments (c)	—	144,309,787	18,714,362	163,024,149
Mortgage-Backed Securities	—	4,578,663	—	4,578,663
U.S. Government	—	69,192	—	69,192
Yankee Bond	—	4,212,078	—	4,212,078

Total Long-Term Bonds	—	1,473,785,587	18,812,535	1,492,598,122

Common Stocks (d)	3,638,375	—	8,322	3,646,697
Convertible Preferred Stocks	6,392,600	—	—	6,392,600
Warrants	1,239,136	—	—	1,239,136
Short-Term Investment
Repurchase Agreement	—	140,385,471	—	140,385,471

Total Investments in Securities	11,270,111	1,614,171,058	18,820,857	1,644,262,026

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	39,689	—	39,689
Interest Rate Swap Contracts	—	30,978	—	30,978

Total Investments in Securities and Other Financial Instruments	$11,270,111	$1,614,241,725	$18,820,857	$1,644,332,693

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(11,365,000)	$—	$(11,365,000)

Total Investments in Securities Sold Short	—	(11,365,000)	—	(11,365,000)

Other Financial Instruments
Credit Default Swap (e)	—	(32,539)	—	(32,539)
Foreign Currency Forward Contracts (e)	—	(1,209,811)	—	(1,209,811)
Futures Contracts Short (e)	(419,949)	—	—	(419,949)
Interest Rate Swap Contracts	—	(599)	—	(599)

Total Other Financial Instruments	(419,949)	(1,242,949)	—	(1,662,898)

Total Investments in Securities Sold Short and Other Financial Instruments	$(419,949)	$(12,607,949)	$—	$(13,027,898)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,426, $13,090 and $82,657 are held in Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $18,714,362 represent Loan Assignments whose values were obtained from an independent pricing service which used a single broker quote to measure such values as referenced in the Portfolio of Investments.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	The Level 3 security valued at $8,322 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2014, a convertible preferred stock with a market value of $185,190 was transferred from Level 2 to Level 1 as the price of this security was based on evaluated bid pricing compared with the prior year price which was based on quoted prices. The value as of April 30, 2014, for this security is based on an evaluated bid price in active markets for identical investments.

As of April 30, 2014, a security with a market value of $2,788,249 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for this security from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Long-Term Bonds
Convertible Bonds
Internet	$50		$—	$(8,347	)(b)	$8,297	$—	$—	$—	$—	$—	$—
Corporate Bonds
Commercial Services	2,426		—	—		—	—	—	—	—	2,426	—
Entertainment	17,071		344	314		1,049	—	(5,688)	—	—	13,090	(344)
Retail	84,184		(53)	(55)		853	—	(2,272)	—	—	82,657	1,023
Loan Assignments
Hand & Machine Tools	—		(2,353)	(101)		(42,638)	4,719,164	(21,034)	—	—	4,653,038	(42,638)
Leisure Time	—		39	—		7,367	5,895,375	—	—	—	5,902,781	7,367
Oil & Gas	—		8,401	—		30,350	5,232,500	—	2,788,249	—	8,059,500	30,350
Real Estate	99,794		845	23		(1,116)	—	(503)	—	—	99,043	(1,094)
Common Stocks
Media	—		—	—		8,288	34	—	—	—	8,322	—
Warrants
Media	0	(c)	—	—		34	—	(34)	—	—	—	—

Total	$203,525		$7,223	$(8,166)		$12,484	$15,847,073	$(29,531)	$2,788,249	$—	$18,820,857	$(5,336)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	At Home Corp. was written off on March 3, 2014.

(c)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,608,077,172)	$1,644,262,026
Cash collateral on deposit at broker	3,878,996
Cash denominated in foreign currencies (identified cost $2,486,416)	2,498,109
Unrealized appreciation on unfunded commitments	14,724
Cash	4,155
Receivables:
Fund shares sold	25,811,202
Dividends and interest	18,714,949
Investment securities sold	12,127,687
Premiums paid for swap contracts	502,044
Other assets	141,990
Unrealized appreciation on foreign currency forward contracts	39,689

Total assets	1,707,995,571

Liabilities
Investments sold short (proceeds $10,720,232)	11,365,000
Payables:
Investment securities purchased	35,907,004
Fund shares redeemed	1,834,480
Variation margin on futures contracts	904,546
Manager (See Note 3)	714,288
NYLIFE Distributors (See Note 3)	298,919
Interest on investments sold short	240,308
Transfer agent (See Note 3)	92,540
Broker fees and charges on short sales	43,447
Professional fees	40,611
Shareholder communication	15,150
Variation margin on centrally cleared swaps	72,374
Accrued expenses	746
Dividend payable	721,106
Unrealized depreciation on foreign currency forward contracts	1,209,811
Unrealized depreciation on swap contracts	32,539

Total liabilities	53,492,869

Net assets	$1,654,502,702

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,759,805
Additional paid-in capital	1,624,198,285

1,625,958,090
Undistributed net investment income	526,916
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(5,972,532)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	35,762,745
Net unrealized appreciation (depreciation) on investments sold short	(644,768)
Net unrealized appreciation (depreciation) on unfunded commitments	14,724
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,142,473)

Net assets	$1,654,502,702

Investor Class
Net assets applicable to outstanding shares	$29,857,328

Shares of beneficial interest outstanding	3,153,176

Net asset value per share outstanding	$9.47
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$9.92

Class A
Net assets applicable to outstanding shares	$550,300,501

Shares of beneficial interest outstanding	58,525,097

Net asset value per share outstanding	$9.40
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.84

Class B
Net assets applicable to outstanding shares	$20,453,835

Shares of beneficial interest outstanding	2,184,678

Net asset value and offering price per share outstanding	$9.36

Class C
Net assets applicable to outstanding shares	$220,705,437

Shares of beneficial interest outstanding	23,589,715

Net asset value and offering price per share outstanding	$9.36

Class I
Net assets applicable to outstanding shares	$833,145,421

Shares of beneficial interest outstanding	88,523,594

Net asset value and offering price per share outstanding	$9.41

Class R2
Net assets applicable to outstanding shares	$40,180

Shares of beneficial interest outstanding	4,274

Net asset value and offering price per share outstanding	$9.40

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,258,670
Dividends	190,352

Total income	28,449,022

Expenses
Manager (See Note 3)	3,339,157
Distribution/Service—Investor Class (See Note 3)	35,653
Distribution/Service—Class A (See Note 3)	516,373
Distribution/Service—Class B (See Note 3)	96,867
Distribution/Service—Class C (See Note 3)	779,829
Distribution/Service—Class R2 (See Note 3)	11
Transfer agent (See Note 3)	670,600
Interest on investments sold short	288,329
Broker fees and charges on short sales	125,782
Registration	74,482
Professional fees	43,758
Shareholder communication	36,347
Custodian	19,081
Trustees	7,529
Shareholder service (See Note 3)	5
Miscellaneous	12,293

Total expenses	6,046,096

Net investment income (loss)	22,402,926

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,569,113
Futures transactions	(5,539,700)
Swap transactions	(5,695)
Foreign currency transactions	(702,166)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(3,678,448)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	15,347,010
Investments sold short	8,600
Futures contracts	4,085,535
Swap contracts	(2,160)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(633,243)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	18,805,742

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	15,127,294

Net increase (decrease) in net assets resulting from operations	$37,530,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,402,926	$21,175,547
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(3,678,448)	(1,539,379)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	18,805,742	4,903,850

Net increase (decrease) in net assets resulting from operations	37,530,220	24,540,018

Dividends to shareholders:
From net investment income:
Investor Class	(501,736)	(1,079,562)
Class A	(7,673,409)	(9,897,802)
Class B	(273,374)	(612,922)
Class C	(2,305,122)	(2,568,418)
Class I	(11,049,922)	(6,993,037)
Class R2	(184)	—

Total dividends to shareholders	(21,803,747)	(21,151,741)

Capital share transactions:
Net proceeds from sale of shares	984,678,268	536,959,441
Net asset value of shares issued to shareholders in reinvestment of dividends	18,547,308	17,368,631
Cost of shares redeemed	(137,704,696)	(189,205,998)

Increase (decrease) in net assets derived from capital share transactions	865,520,880	365,122,074

Net increase (decrease) in net assets	881,247,353	368,510,351

Net Assets
Beginning of period	773,255,349	404,744,998

End of period	$1,654,502,702	$773,255,349

Undistributed (distributions in excess of) net investment income at end of period	$526,916	$(72,263)

32	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.34		$9.28	$8.78	$9.12	$8.47	$7.20

Net investment income (loss) (a)	0.18		0.39	0.44	0.43	0.52	0.40
Net realized and unrealized gain (loss) on investments	0.12		0.06	0.50	(0.32)	0.68	1.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.29		0.44	0.95	0.11	1.15	1.92

Less dividends and distributions:
From net investment income	(0.16)		(0.38)	(0.45)	(0.45)	(0.50)	(0.62)
Return of capital	—		—	—	—	—	(0.03)

Total dividends and distributions	(0.16)		(0.38)	(0.45)	(0.45)	(0.50)	(0.65)

Net asset value at end of period	$9.47		$9.34	$9.28	$8.78	$9.12	$8.47

Total investment return (b)	3.16	%(c)	4.76%	10.98%	1.33%	13.97%	28.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.77	%††	4.12%	4.89%	4.85%	5.93%	5.26%
Net expenses (excluding short sale expenses)	1.03	%††	1.15%	1.19%	1.24%	1.41%	1.42%
Expenses (including short sales expenses, before waiver/reimbursement)	1.10	%††	1.27%	1.52%	1.42%	1.45%	1.70%
Short sale expenses	0.07	%††	0.12%	0.33%	0.18%	—	—
Portfolio turnover rate	11%		23%	25%	26%	80%	154	%(d)
Net assets at end of period (in 000’s)	$29,857		$28,341	$24,551	$20,415	$16,654	$12,200

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.28		$9.22	$8.73	$9.06	$8.42	$7.16

Net investment income (loss) (a)	0.18		0.40	0.45	0.45	0.54	0.41
Net realized and unrealized gain (loss) on investments	0.12		0.06	0.49	(0.31)	0.67	1.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.29		0.45	0.95	0.14	1.16	1.92

Less dividends and distributions:
From net investment income	(0.17)		(0.39)	(0.46)	(0.47)	(0.52)	(0.62)
Return of capital	—		—	—	—	—	(0.04)

Total dividends and distributions	(0.17)		(0.39)	(0.46)	(0.47)	(0.52)	(0.66)

Net asset value at end of period	$9.40		$9.28	$9.22	$8.73	$9.06	$8.42

Total investment return (b)	3.11	%(c)	4.96%	11.26%	1.54%	14.19%	28.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	%††	4.25%	5.08%	5.04%	6.19%	5.41%
Net expenses (excluding short sale expenses)	0.96	%††	1.00%	1.00%	1.03%	1.18%	1.27%
Expenses (including short sales expenses, before waiver/reimbursement)	1.03	%††	1.12%	1.33%	1.22%	1.21%	1.37%
Short sale expenses	0.07	%††	0.12%	0.33%	0.19%	—	—
Portfolio turnover rate	11%		23%	25%	26%	80%	154	%(d)
Net assets at end of period (in 000’s)	$550,301		$317,917	$192,009	$169,649	$109,694	$60,555

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

34	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.24		$9.18	$8.70	$9.03	$8.39	$7.14

Net investment income (loss) (a)	0.14		0.31	0.37	0.36	0.45	0.34
Net realized and unrealized gain (loss) on investments	0.12		0.07	0.48	(0.31)	0.68	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.25		0.37	0.86	0.05	1.08	1.84

Less dividends and distributions:
From net investment income	(0.13)		(0.31)	(0.38)	(0.38)	(0.44)	(0.56)
Return of capital	—		—	—	—	—	(0.03)

Total dividends and distributions	(0.13)		(0.31)	(0.38)	(0.38)	(0.44)	(0.59)

Net asset value at end of period	$9.36		$9.24	$9.18	$8.70	$9.03	$8.39

Total investment return (b)	2.72	%(c)	4.05%	10.15%	0.59%	13.13%	27.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02	%††	3.38%	4.14%	4.10%	5.15%	4.54%
Net expenses (excluding short sales expenses)	1.78	%††	1.90%	1.94%	1.99%	2.16%	2.17%
Expenses (including short sales expenses, before waiver/reimbursement)	1.85	%††	2.02%	2.27%	2.16%	2.20%	2.46%
Short sale expenses	0.07	%††	0.12%	0.33%	0.17%	—	—
Portfolio turnover rate	11%		23%	25%	26%	80%	154	%(d)
Net assets at end of period (in 000’s)	$20,454		$19,254	$17,591	$16,754	$19,352	$19,176

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.23		$9.18	$8.69	$9.03	$8.39	$7.14

Net investment income (loss) (a)	0.14		0.31	0.37	0.36	0.46	0.34
Net realized and unrealized gain (loss) on investments	0.13		0.06	0.49	(0.32)	0.67	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.26		0.36	0.87	0.04	1.08	1.84

Less dividends and distributions:
From net investment income	(0.13)		(0.31)	(0.38)	(0.38)	(0.44)	(0.56)
Return of capital	—		—	—	—	—	(0.03)

Total dividends and distributions	(0.13)		(0.31)	(0.38)	(0.38)	(0.44)	(0.59)

Net asset value at end of period	$9.36		$9.23	$9.18	$8.69	$9.03	$8.39

Total investment return (b)	2.83	%(c)	4.05%	10.16%	0.48%	13.14%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05	%††	3.34%	4.14%	4.09%	5.23%	4.50%
Net expenses (excluding short sale expenses)	1.77	%††	1.90%	1.94%	1.99%	2.16%	2.17%
Expenses (including short sales expenses, before waiver/reimbursement)	1.84	%††	2.02%	2.27%	2.19%	2.20%	2.45%
Short sale expenses	0.07	%††	0.12%	0.33%	0.20%	—	—
Portfolio turnover rate	11%		23%	25%	26%	80%	154	%(d)
Net assets at end of period (in 000’s)	$220,705		$113,183	$59,159	$50,280	$28,334	$12,948

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

36	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.29		$9.23	$8.73	$9.07	$8.42	$7.17

Net investment income (loss) (a)	0.19		0.41	0.47	0.46	0.58	0.43
Net realized and unrealized gain (loss) on investments	0.12		0.07	0.51	(0.31)	0.66	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	0.01	(0.00)‡	(0.05)	0.02

Total from investment operations	0.30		0.47	0.99	0.15	1.19	1.93

Less dividends and distributions:
From net investment income	(0.18)		(0.41)	(0.49)	(0.49)	(0.54)	(0.64)
Return of capital	—		—	—	—	—	(0.04)

Total dividends and distributions	(0.18)		(0.41)	(0.49)	(0.49)	(0.54)	(0.68)

Net asset value at end of period	$9.41		$9.29	$9.23	$8.73	$9.07	$8.42

Total investment return (b)	3.23	%(c)	5.32%	11.41%	1.79%	14.59%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12	%††	4.45%	5.32%	5.20%	6.57%	5.75%
Net expenses (excluding short sale expenses)	0.71	%††	0.75%	0.76%	0.78%	0.92%	0.95%
Expenses (including short sales expenses, before waiver/reimbursement)	0.78	%††	0.87%	1.08%	1.02%	0.95%	1.12%
Short sale expenses	0.07	%††	0.12%	0.32%	0.24%	—	—
Portfolio turnover rate	11%		23%	25%	26%	80%	154	%(d)
Net assets at end of period (in 000’s)	$833,145		$294,560	$111,435	$163,356	$5,183	$319

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls was 117% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

Class R2	February 28, 2014** through April 30, 2014*
Net asset value at beginning of period	$9.39

Net investment income (loss) (a)	0.00	‡
Net realized and unrealized gain (loss) on investments	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	0.06

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$9.40

Total investment return (b)	0.67	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71	%††
Net expenses	1.05	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.12	%††
Short sale expenses	0.07	%††
Portfolio turnover rate	11%
Net assets at end of period (in 000’s)	$40

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Unconstrained Bond Fund, (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $106,495 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund held securities with a value of $18,714,362 that were valued by single broker quotes and/or deemed to be illiquid.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or

40	MainStay Unconstrained Bond Fund

depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement,

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Notes to Financial Statements (Unaudited) (continued)

the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.   The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central

42	MainStay Unconstrained Bond Fund

clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the

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Notes to Financial Statements (Unaudited) (continued)

Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O)  Securities Sold Short.  The Fund engages in sales of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-

consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

44	MainStay Unconstrained Bond Fund

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Premiums paid for swap contracts	$502,044	$—	$—	$502,044
Swap Contracts	Open swap agreements, at value (a)	—	—	30,978	30,978
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	39,689	—	39,689

Total Fair Value		$502,044	$39,689	$30,978	$572,711

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$419,949	$419,949
Swap Contracts	Unrealized depreciation on swap contracts	32,539	—	—	32,539
Swap Contracts	Open swap agreements, at value (a)	—	—	599	599
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	1,209,811	—	1,209,811

Total Fair Value		$32,539	$1,209,811	$420,548	$1,662,898

(a)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(5,539,700)	$(5,539,700)
Swap Contracts	Net realized gain (loss) on swap transactions	(5,695)	—	—	(5,695)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(843,356)	—	(843,356)

Total Realized Gain (Loss)		$(5,695)	$(843,356)	$(5,539,700)	$(6,388,751)

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Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$4,085,535	$4,085,535
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(32,539)	—	30,379	(2,160)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(647,745)	—	(647,745)

Total Change in Unrealized Appreciation (Depreciation)		$(32,539)	$(647,745)	$4,115,914	$3,435,630

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	—	(4,271)	(4,271)
Swap Contracts (Average notional amount)	$7,000,000	$—	$273,000,000	$280,000,000
Forward Contracts Long (Average notional amount)	$—	$50,830,485	$—	$50,830,485
Forward Contracts Short (Average notional amount)	$—	$(52,348,000)	$—	$(52,348,000)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$39,689	$(39,689)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Credit Suisse First Boston	$32,539	$—	$—	$32,539
JPMorgan Chase Bank	1,209,811	(39,689)	—	1,170,122

	$1,242,350	$(39,689)	$—	$1,202,661

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

46	MainStay Unconstrained Bond Fund

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.58% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $3,339,157.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and

Class A shares were $10,644 and $128,073, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $30, $11,094, $19,902 and $22,127, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$23,546
Class A	214,023
Class B	15,996
Class C	126,789
Class I	290,241
Class R2	5

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$13,022,404	2.4%
Class R2	25,097	62.5

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $6,772,146 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-

mainstayinvestments.com	47

Notes to Financial Statements (Unaudited) (continued)

holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 Unlimited	$473 60	$	— 6,239
Total	$533		$6,239

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$21,151,741

Note 5–Commitments and Contingencies

As of April 30, 2014, the Fund had an unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
Allied Security Holdings, LLC
2nd Lien Delayed Draw Term Loan due 8/14/21	$2,191,781	$14,724

Commitments are available until maturity date.

Note 6–Restricted Securities

As of April 30, 2014, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares	Cost	4/30/14 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$8,322	0.0	%‡
Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares)					0.0	‡
Corporate Bond 6.50%	1/23/08	5,000	—	74
Corporate Bond 9.75%	9/4/09	160,00	—	2,352	0.0	‡
Total			$34	$10,748	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $6,233 and $13,880, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $905,459 and $101,108, respectively.

48	MainStay Unconstrained Bond Fund

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	420,043	$3,956,709
Shares issued to shareholders in reinvestment of dividends and distributions	51,500	484,063
Shares redeemed	(285,565)	(2,686,341)

Net increase (decrease) in shares outstanding before conversion	185,978	1,754,431
Shares converted into Investor Class (See Note 1)	47,010	441,837
Shares converted from Investor Class (See Note 1)	(113,846)	(1,069,142)

Net increase (decrease)	119,142	$1,127,126

Year ended October 31, 2013:
Shares sold	953,290	$8,941,118
Shares issued to shareholders in reinvestment of dividends and distributions	111,036	1,037,427
Shares redeemed	(615,979)	(5,761,901)

Net increase (decrease) in shares outstanding before conversion	448,347	4,216,644
Shares converted into Investor Class (See Note 1)	267,504	2,503,603
Shares converted from Investor Class (See Note 1)	(327,795)	(3,066,080)

Net increase (decrease)	388,056	$3,654,167

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	30,293,481	$283,299,819
Shares issued to shareholders in reinvestment of dividends and distributions	720,549	6,731,662
Shares redeemed	(6,884,540)	(64,390,540)

Net increase (decrease) in shares outstanding before conversion	24,129,490	225,640,941
Shares converted into Class A (See Note 1)	124,656	1,162,435

Net increase (decrease)	24,254,146	$226,803,376

Year ended October 31, 2013:
Shares sold	19,841,663	$183,880,705
Shares issued to shareholders in reinvestment of dividends and distributions	881,190	8,164,324
Shares redeemed	(7,533,681)	(69,786,432)

Net increase (decrease) in shares outstanding before conversion	13,189,172	122,258,597
Shares converted into Class A (See Note 1)	380,806	3,537,523
Shares converted from Class A (See Note 1)	(131,904)	(1,227,175)

Net increase (decrease)	13,438,074	$124,568,945

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	335,388	$3,122,207
Shares issued to shareholders in reinvestment of dividends and distributions	26,436	245,699
Shares redeemed	(203,661)	(1,892,282)

Net increase (decrease) in shares outstanding before conversion	158,163	1,475,624
Shares converted from Class B (See Note 1)	(57,616)	(535,130)

Net increase (decrease)	100,547	$940,494

Year ended October 31, 2013:
Shares sold	692,585	$6,423,923
Shares issued to shareholders in reinvestment of dividends and distributions	56,233	519,654
Shares redeemed	(391,635)	(3,614,466)

Net increase (decrease) in shares outstanding before conversion	357,183	3,329,111
Shares converted from Class B (See Note 1)	(188,867)	(1,747,871)

Net increase (decrease)	168,316	$1,581,240

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	12,474,787	$116,054,785
Shares issued to shareholders in reinvestment of dividends and distributions	191,997	1,785,594
Shares redeemed	(1,337,172)	(12,428,938)

Net increase (decrease)	11,329,612	$105,411,441

Year ended October 31, 2013:
Shares sold	7,432,245	$68,600,894
Shares issued to shareholders in reinvestment of dividends and distributions	209,833	1,934,961
Shares redeemed	(1,829,732)	(16,894,460)

Net increase (decrease)	5,812,346	$53,641,395

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	61,820,030	$578,204,748
Shares issued to shareholders in reinvestment of dividends and distributions	994,091	9,300,106
Shares redeemed	(6,011,937)	(56,306,595)

Net increase (decrease)	56,802,184	$531,198,259

Year ended October 31, 2013:
Shares sold	29,088,460	$269,112,801
Shares issued to shareholders in reinvestment of dividends and distributions	616,901	5,712,265
Shares redeemed	(10,063,639)	(93,148,739)

Net increase (decrease)	19,641,722	$181,676,327

mainstayinvestments.com	49

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Period ended April 30, 2014 (a):
Shares sold	4,254	$40,000
Shares issued to shareholders in reinvestment of dividends and distributions	20	184

Net increase (decrease)	4,274	$40,184

(a)	Class R2 shares were first offered on February 28, 2014.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

50	MainStay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted favorably the Fund’s strong investment performance relative to its peers for various periods.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

52	MainStay Unconstrained Bond Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	53

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

54	MainStay Unconstrained Bond Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	55

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34236 MS164-14	MSUB10-06/14 NL016

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.18 1.38%	–5.71 –1.26%	1.88 2.82%	3.27 3.75%	1.21 1.21%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.07 1.50	–5.52 –1.07	2.04 2.98	3.36 3.84	1.05 1.05
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.11 0.89	–6.94 –2.13	1.67 2.04	2.97 2.97	1.96 1.96
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.00 1.00	–2.98 –2.01	2.04 2.04	2.97 2.97	1.96 1.96
Class I Shares	No Sales Charge		1.61	–0.81	3.25	4.25	0.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	0.68%	–1.45%	3.11%	4.35%
Morningstar Intermediate Government Category Average[5]	1.11	–1.05	3.49	3.99

4.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,013.80	$6.24	$1,018.60	$6.26

Class A Shares	$1,000.00	$1,015.00	$5.10	$1,019.70	$5.11

Class B Shares	$1,000.00	$1,008.90	$9.91	$1,014.90	$9.94

Class C Shares	$1,000.00	$1,010.00	$9.92	$1,014.90	$9.94

Class I Shares	$1,000.00	$1,016.10	$3.85	$1,021.00	$3.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.25% for Investor Class, 1.02% for Class A, 1.99% for Class B and Class C and 0.77% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

3.	Tennessee Valley Authority, 4.65%, due 6/15/35

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

5.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Government Fund returned 1.38% for Investor Class shares, 1.50% for Class A shares, 0.89% for Class B shares and 1.00% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 1.61%. For the six months ended April 30, 2014, all share classes outperformed the 0.68% return of the Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 1.11% return of the Morningstar2 intermediate government category average. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period—duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was consistently shorter than that of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration left the Fund less sensitive to changes in U.S. Treasury yields than the benchmark, which helped relative performance as U.S. Treasury yields rose during the reporting period. The Fund would have experienced similar advantages relative to peer funds with longer durations than the Fund—but disadvantages relative to peer funds with shorter durations.

During the reporting period, the spread5 between the two- and 30-year benchmark points on the U.S. Treasury yield curve narrowed. This flattening of the curve may have detracted from the Fund’s performance relative to peers more concentrated in longer-duration securities.

Agency mortgage pass-throughs6 are the largest class of securities in the Fund. Our commitment to agency mortgage pass-throughs imparts a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This yield advantage was a positive contributor to the Fund’s absolute return during the reporting period. (Contributions take weightings and total returns into account.) In addition to the yield advantage, agency mortgage pass-throughs provided higher total returns than comparable-duration U.S. Treasury securities during the reporting period. Agency mortgage-backed securities performed well because of muted volatility in U.S. Treasury yields, a low level of new mortgage-loan production and robust demand for mortgage-backed securities. Mortgage-sector exposure also contributed to the Fund’s performance relative to the Barclays U.S. Government Bond Index, which has no mortgage exposure, and relative to peers with less mortgage exposure than the Fund.

The Fund’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac and deemphasizes Ginnie Mae issues. Relative to peers, the Fund may have been underweight Ginnie Mae securities. Ginnie Mae, Fannie Mae and Freddie Mac securities performed similarly during the reporting period. As a result, the Fund’s lower Ginnie Mae exposure is unlikely to have meaningfully affected performance relative to peers with larger allocations.

Low turnover helped the Fund relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested, avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration of approximately four years. The Fund’s 4.1 year duration at the end of the reporting period was roughly 1.3 years shorter than the duration of the Barclays U.S. Government Bond Index.

In the current market environment, we prefer to keep the Fund’s duration on the shorter side. In periods when U.S. Treasury yields rise, this positioning helps the Fund relative to the benchmark and peer funds with longer durations. During the reporting period we used U.S. Treasury futures to dampen the Fund’s interest-rate sensitivity. The use of these instruments allowed us to keep the Fund’s duration near the four-year target while rising U.S. Treasury yields extended mortgage durations.

1.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar intermediate government category average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities (also referred to as mortgage pass-throughs) consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

mainstayinvestments.com	9

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund emphasized agency mortgage pass-throughs because we believed that they could offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. Our emphasis on this sector introduced incremental yield to the Fund, and we believe it positioned the Fund to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress. Also, interest rate volatility has moderated as U.S. Treasury yields have fluctuated in a fairly tight range. We believe that mortgage-backed securities are apt to do better when volatility is muted.

Most of the Fund’s residential mortgage exposure was in mortgage pass-throughs rather than collateralized mortgage obligations. In our opinion, the compensation currently demanded by the market for the better convexity7 of collateralized mortgage obligations seems excessive.

We favor mortgage-backed securities issued by Fannie Mae and Freddie Mac over Ginnie Mae securities because the price spread between Ginnie Mae and Fannie Mae/Freddie Mac pass-throughs is above historical norms. If the price spread were to revert to normal levels, then Ginnie Mae securities may have the potential to underperform Fannie Mae/Freddie Mac pass-through securities.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Agency-related mortgage-backed securities outperformed comparable-duration U.S. Treasury securities for two reasons.

First, the volatility of U.S. Treasury yields was muted. Second, robust investor demand exceeded the tepid pace of mortgage-loan origination.

As U.S. Treasury yields rose during the reporting period, our duration posture added value relative to the Barclays U.S. Government Bond Index and relative to peers with longer durations.

The flattening of the U.S. Treasury yield curve between the 10-year and 30-year maturity points hampered the Fund’s performance relative to the Index and relative to peers with a larger concentration of longer-duration securities.

How did the Fund’s sector weightings change during the reporting period?

The Fund sold a portion of its non-government-related securities (corporate bonds and commercial mortgage-backed securities), which had the effect of increasing the Fund’s concentration in agency residential mortgage-backed securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Fund also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. As of April 30, 2014, the Fund’s collective non-government exposure was about 4% of net assets, and the Fund held about 1% in cash or cash equivalents.

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.9%† Asset-Backed Security 1.6%
Utilities 1.6%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$2,525,000	$2,871,127

Total Asset-Backed Security (Cost $2,550,022)		2,871,127

Corporate Bonds 1.8%
Real Estate Investment Trusts 1.2%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,150,000	2,113,388

Telecommunications 0.6%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	900,000	997,914

Total Corporate Bonds (Cost $3,157,092)		3,111,302

Mortgage-Backed Securities 1.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	699,766
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class A3 5.819%, due 2/12/51	112,356	112,737

		812,503

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.569%, due 8/25/36 (b)	381,909	351,329
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, due 2/25/42 (a)(c)(d)(e)	1,284,313	1,027,451

		1,378,780

Total Mortgage-Backed Securities (Cost $2,361,984)		2,191,283

U.S. Government & Federal Agencies 94.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (f)	394,938	60,792
Series 361, Class 2, IO 6.00%, due 10/1/35 (f)	80,155	15,153

		75,945

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 23.4%
2.25%, due 3/1/35 (c)	$42,535	$44,881
2.375%, due 6/1/35 (c)	272,759	291,586
2.375%, due 2/1/37 (c)	91,864	97,839
3.50%, due 10/1/25	627,145	661,033
♦3.50%, due 11/1/25	3,644,941	3,842,096
3.50%, due 7/1/42	521,474	529,573
4.00%, due 3/1/25	1,666,555	1,773,955
4.00%, due 7/1/25	557,338	593,267
4.00%, due 8/1/31	226,900	241,250
4.00%, due 8/1/39	402,922	424,096
♦4.00%, due 12/1/40	3,911,910	4,112,248
♦4.00%, due 2/1/41	6,261,819	6,577,518
♦4.00%, due 3/1/41	7,437,045	7,821,765
4.00%, due 4/1/41	671,210	703,435
4.00%, due 1/1/42	3,429,518	3,607,086
4.00%, due 12/1/42	959,569	1,000,757
4.00%, due 11/1/43	488,841	511,786
4.50%, due 3/1/41	1,124,793	1,212,613
4.50%, due 8/1/41	1,502,630	1,625,727
5.00%, due 1/1/20	163,838	176,296
5.00%, due 6/1/33	773,849	849,650
5.00%, due 8/1/33	649,163	712,943
5.00%, due 5/1/36	762,030	833,439
5.00%, due 10/1/39	1,201,981	1,335,404
5.50%, due 1/1/21	460,403	501,608
5.50%, due 11/1/35	615,948	687,531
5.50%, due 11/1/36	168,716	188,825
6.50%, due 4/1/37	124,766	140,248

		41,098,455

Federal National Mortgage Association (Mortgage Pass-Through Securities) 54.1%
1.934%, due 11/1/34 (c)	288,405	302,452
2.337%, due 4/1/34 (c)	431,040	456,672
3.00%, due 10/1/32	1,215,097	1,223,713
3.50%, due 11/1/20	2,701,352	2,859,478
♦3.50%, due 11/1/25	5,669,533	5,981,012
3.50%, due 11/1/32	876,525	912,275
3.50%, due 2/1/41	2,797,205	2,841,659
3.50%, due 11/1/41	2,794,833	2,843,375
3.50%, due 12/1/41	352,962	359,006
3.50%, due 1/1/42	2,201,606	2,242,009
3.50%, due 3/1/42	2,567,295	2,608,139
3.50%, due 8/1/42	1,761,375	1,772,916
3.50%, due 12/1/42	907,187	923,045
3.50%, due 2/1/43	1,422,717	1,447,552
3.50%, due 5/1/43	913,141	927,951
4.00%, due 9/1/31	2,244,915	2,388,810
4.00%, due 2/1/41	1,028,336	1,082,251

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 3/1/41	$2,840,227	$2,992,028
4.00%, due 10/1/41	666,797	702,373
4.00%, due 3/1/42	1,901,470	1,993,905
4.00%, due 4/1/42	884,226	927,405
4.00%, due 6/1/42	2,205,947	2,301,528
4.00%, due 7/1/42	2,115,011	2,205,082
4.50%, due 7/1/18	2,016,246	2,141,148
4.50%, due 11/1/18	1,232,573	1,309,039
4.50%, due 6/1/23	679,625	723,783
4.50%, due 6/1/39	3,304,909	3,584,727
4.50%, due 7/1/39	2,740,436	2,980,307
4.50%, due 8/1/39	1,871,693	2,031,971
4.50%, due 9/1/40	1,841,437	2,001,700
4.50%, due 12/1/40	2,782,099	3,005,066
♦4.50%, due 1/1/41	4,230,151	4,600,368
4.50%, due 2/1/41	1,066,368	1,157,702
4.50%, due 8/1/41	1,120,621	1,211,767
4.50%, due 12/1/43	929,562	998,309
5.00%, due 9/1/17	564,977	599,331
5.00%, due 9/1/20	57,861	61,451
5.00%, due 11/1/33	762,821	841,366
5.00%, due 6/1/35	718,673	791,526
5.00%, due 10/1/35	315,900	347,291
5.00%, due 1/1/36	165,672	182,152
5.00%, due 2/1/36	1,183,079	1,300,641
5.00%, due 5/1/36	814,153	894,809
5.00%, due 6/1/36	148,763	163,142
5.00%, due 9/1/36	216,392	237,965
5.00%, due 3/1/40	1,807,119	2,005,732
5.00%, due 2/1/41	3,111,524	3,467,856
5.50%, due 1/1/17	37,485	39,827
5.50%, due 2/1/17	790,585	839,931
5.50%, due 6/1/19	606,540	650,316
5.50%, due 11/1/19	728,325	789,036
5.50%, due 4/1/21	1,015,845	1,107,793
5.50%, due 6/1/33	2,233,067	2,495,309
5.50%, due 11/1/33	1,280,883	1,426,256
5.50%, due 12/1/33	1,537,433	1,715,346
5.50%, due 6/1/34	367,778	409,510
5.50%, due 12/1/34	127,739	142,077
5.50%, due 3/1/35	626,489	698,428
5.50%, due 12/1/35	159,924	177,761
5.50%, due 4/1/36	510,044	566,111
5.50%, due 9/1/36	164,864	183,632
5.50%, due 7/1/37	335,243	378,631
6.00%, due 12/1/16	72,276	74,990
6.00%, due 11/1/32	387,676	437,842
6.00%, due 1/1/33	307,061	346,094
6.00%, due 3/1/33	302,792	341,349
6.00%, due 9/1/34	114,513	127,799

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 9/1/35	$965,478	$1,093,201
6.00%, due 10/1/35	369,505	417,105
6.00%, due 6/1/36	318,208	356,235
6.00%, due 11/1/36	784,140	877,642
6.00%, due 4/1/37	135,155	146,962
6.50%, due 10/1/31	229,216	260,331
6.50%, due 2/1/37	98,334	112,671

		95,145,970

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.9%
4.00%, due 7/15/39	706,151	748,470
4.00%, due 9/20/40	2,917,385	3,094,140
4.00%, due 11/20/40	412,468	437,472
4.00%, due 1/15/41	2,708,932	2,871,338
♦4.00%, due 10/15/41	3,965,203	4,211,565
♦4.50%, due 5/20/40	3,324,207	3,613,823
5.00%, due 2/20/41	771,219	850,713
6.00%, due 8/15/32	468,838	540,168
6.00%, due 12/15/32	286,685	325,562
6.50%, due 8/15/28	169,994	196,065
6.50%, due 4/15/31	486,229	562,827

		17,452,143

♦Overseas Private Investment Corporation 3.4%
5.142%, due 12/15/23	5,350,751	5,966,553

♦Tennessee Valley Authority 3.4%
4.65%, due 6/15/35	5,605,000	6,031,182

Total U.S. Government & Federal Agencies (Cost $159,911,979)		165,770,248

Total Long-Term Bonds (Cost $167,981,077)		173,943,960

Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,528,272 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $1,685,000 and a Market Value of $1,563,223)	1,528,272	1,528,272

Total Short-Term Investment (Cost $1,528,272)		1,528,272

Total Investments (Cost $169,509,349) (i)	99.8%	175,472,232
Other Assets, Less Liabilities	0.2	299,564
Net Assets	100.0%	$175,771,796

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2014 (5 Year) (h)	(220)	$15,493
United States Treasury Notes June 2014 (10 Year) (h)	(90)	(44,490)

Total Futures Contracts Short (Notional Amount $37,477,656)		$(28,997)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(d)	Illiquid security—The total market value of these securities as of April 30, 2014, was $1,027,451, which represented 0.6% of the Fund’s net assets.
(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $1,027,451, which represented 0.6% of the Fund’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(h)	As of April 30, 2014, cash in the amount of $315,000 is on deposit with a broker for futures transactions.

(i)	As of April 30, 2014, cost was $169,509,349 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$7,332,389
Gross unrealized depreciation	(1,369,506)

Net unrealized appreciation	$5,962,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,871,127	$—	$2,871,127
Corporate Bonds	—	3,111,302	—	3,111,302
Mortgage-Backed Securities (b)	—	1,163,832	1,027,451	2,191,283
U.S. Government & Federal Agencies	—	165,770,248	—	165,770,248

Total Long-Term Bonds	—	172,916,509	1,027,451	173,943,960

Short-Term Investment
Repurchase Agreement	—	1,528,272	—	1,528,272

Total Investments in Securities	—	174,444,781	1,027,451	175,472,232

Other Financial Instruments
Futures Contracts Short (c)	15,493	—	—	15,493

Total Investments in Securities and Other Financial Instruments	$15,493	$174,444,781	$1,027,451	$175,487,725

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(44,490)	$—	$—	$(44,490)

Total Other Financial Instruments	$(44,490)	$—	$—	$(44,490)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,027,451 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have an transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	$1,026,952	$676	$4,274	$118,048	$—	$(122,499	)(b)	$—	$—	$1,027,451	$68,566

Total	$1,026,952	$676	$4,274	$118,048	$—	$(122,499)		$—	$—	$1,027,451	$68,566

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $169,509,349)	$175,472,232
Cash collateral on deposit at broker	315,000
Receivables:
Interest	677,674
Fund shares sold	25,831
Investment securities sold	3,769
Other assets	42,793

Total assets	176,537,299

Liabilities
Payables:
Fund shares redeemed	308,521
Transfer agent (See Note 3)	117,147
Variation margin on futures contracts	105,000
Manager (See Note 3)	85,157
NYLIFE Distributors (See Note 3)	49,243
Shareholder communication	35,657
Professional fees	32,170
Trustees	681
Custodian	190
Accrued expenses	2,375
Dividend payable	29,362

Total liabilities	765,503

Net assets	$175,771,796

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$204,960
Additional paid-in capital	168,636,118

168,841,078
Distributions in excess of net investment income	(26,769)
Accumulated net realized gain (loss) on investments and futures transactions	1,023,601
Net unrealized appreciation (depreciation) on investments and futures contracts	5,933,886

Net assets	$175,771,796

Investor Class
Net assets applicable to outstanding shares	$47,556,986

Shares of beneficial interest outstanding	5,530,368

Net asset value per share outstanding	$8.60
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.01

Class A
Net assets applicable to outstanding shares	$102,797,711

Shares of beneficial interest outstanding	12,001,629

Net asset value per share outstanding	$8.57
Maximum sales charge (4.50% of offering price)	0.40

Maximum offering price per share outstanding	$8.97

Class B
Net assets applicable to outstanding shares	$12,046,708

Shares of beneficial interest outstanding	1,406,532

Net asset value and offering price per share outstanding	$8.56

Class C
Net assets applicable to outstanding shares	$9,716,520

Shares of beneficial interest outstanding	1,135,116

Net asset value and offering price per share outstanding	$8.56

Class I
Net assets applicable to outstanding shares	$3,653,871

Shares of beneficial interest outstanding	422,327

Net asset value and offering price per share outstanding	$8.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,340,407

Expenses
Manager (See Note 3)	471,744
Distribution/Service—Investor Class (See Note 3)	60,191
Distribution/Service—Class A (See Note 3)	141,038
Distribution/Service—Class B (See Note 3)	67,188
Distribution/Service—Class C (See Note 3)	54,375
Transfer agent (See Note 3)	271,884
Registration	33,508
Professional fees	29,192
Shareholder communication	24,007
Custodian	9,466
Trustees	2,063
Miscellaneous	6,458

Total expenses before waiver/reimbursement	1,171,114
Expense waiver/reimbursement from Manager (See Note 3)	(40,400)

Net expenses	1,130,714

Net investment income (loss)	2,209,693

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	912,468
Futures transactions	(686,368)

Net realized gain (loss) on investments and futures transactions	226,100

Net change in unrealized appreciation (depreciation) on:
Investments	(932,079)
Futures contracts	768,653

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(163,426)

Net realized and unrealized gain (loss) on investments and futures transactions	62,674

Net increase (decrease) in net assets resulting from operations	$2,272,367

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,209,693	$5,136,274
Net realized gain (loss) on investments and futures transactions	226,100	1,220,334
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(163,426)	(13,506,447)

Net increase (decrease) in net assets resulting from operations	2,272,367	(7,149,839)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(559,880)	(1,111,828)
Class A	(1,409,428)	(3,529,657)
Class B	(105,196)	(240,849)
Class C	(84,879)	(251,321)
Class I	(47,421)	(100,949)

	(2,206,804)	(5,234,604)

From net realized gain on investments:
Investor Class	(103,815)	(199,692)
Class A	(225,506)	(601,802)
Class B	(29,851)	(75,460)
Class C	(24,923)	(94,570)
Class I	(7,198)	(19,247)

	(391,293)	(990,771)

Total dividends and distributions to shareholders	(2,598,097)	(6,225,375)

Capital share transactions:
Net proceeds from sale of shares	9,623,563	15,207,807
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,391,506	5,625,135
Cost of shares redeemed	(60,289,423)	(70,561,537)

Increase (decrease) in net assets derived from capital share transactions	(48,274,354)	(49,728,595)

Net increase (decrease) in net assets	(48,600,084)	(63,103,809)

Net Assets
Beginning of period	224,371,880	287,475,689

End of period	$175,771,796	$224,371,880

Distributions in excess of net investment income at end of period	$(26,769)	$(29,658)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.60		$9.05	$8.90	$9.03	$8.75	$8.16

Net investment income (loss) (a)	0.10		0.18	0.21	0.23	0.21	0.26
Net realized and unrealized gain (loss) on investments	0.02		(0.42)	0.17	(0.00)‡	0.28	0.59

Total from investment operations	0.12		(0.24)	0.38	0.23	0.49	0.85

Less dividends and distributions:
From net investment income	(0.10)		(0.18)	(0.21)	(0.27)	(0.21)	(0.26)
From net realized gain on investments	(0.02)		(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.12)		(0.21)	(0.23)	(0.36)	(0.21)	(0.26)

Net asset value at end of period	$8.60		$8.60	$9.05	$8.90	$9.03	$8.75

Total investment return (b)	1.38	%(c)	(2.66%)	4.42%	2.73%	5.67%	10.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31	%††	2.01%	2.32%	2.61%	2.37%	2.99%
Net expenses	1.25	%††	1.19%	1.17%	1.17%	1.15%	1.04%
Expenses (before waiver/reimbursement)	1.29	%††	1.25%	1.28%	1.31%	1.32%	1.34%
Portfolio turnover rate (d)	6%		28%	37%	62%	132%	103%
Net assets at end of period (in 000’s)	$47,557		$50,200	$57,666	$59,533	$62,350	$63,591

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 7%, 16%, 43%, 19% and 45% for the six months ended April 30, 2014 and for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.57		$9.02	$8.86	$9.00	$8.72	$8.13

Net investment income (loss) (a)	0.11		0.19	0.22	0.24	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.02		(0.41)	0.19	(0.01)	0.28	0.59

Total from investment operations	0.13		(0.22)	0.41	0.23	0.50	0.86

Less dividends and distributions:
From net investment income	(0.11)		(0.20)	(0.23)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(0.02)		(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.13)		(0.23)	(0.25)	(0.37)	(0.22)	(0.27)

Net asset value at end of period	$8.57		$8.57	$9.02	$8.86	$9.00	$8.72

Total investment return (b)	1.50	%(c)	(2.50%)	4.70%	2.76%	5.81%	10.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51	%††	2.17%	2.46%	2.74%	2.49%	3.11%
Net expenses	1.02	%††	1.03%	1.03%	1.03%	1.03%	0.92%
Expenses (before waiver/reimbursement)	1.06	%††	1.09%	1.14%	1.17%	1.20%	1.21%
Portfolio turnover rate (d)	6%		28%	37%	62%	132%	103%
Net assets at end of period (in 000’s)	$102,798		$143,234	$174,621	$176,253	$187,828	$187,771

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 7%, 16%, 43%, 19% and 45% for the six months ended April 30, 2014 and for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.57		$9.02	$8.86	$9.00	$8.71	$8.13

Net investment income (loss) (a)	0.07		0.11	0.14	0.16	0.14	0.19
Net realized and unrealized gain (loss) on investments	0.01		(0.42)	0.19	(0.00)‡	0.29	0.59

Total from investment operations	0.08		(0.31)	0.33	0.16	0.43	0.78

Less dividends and distributions:
From net investment income	(0.07)		(0.11)	(0.15)	(0.21)	(0.14)	(0.20)
From net realized gain on investments	(0.02)		(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.09)		(0.14)	(0.17)	(0.30)	(0.14)	(0.20)

Net asset value at end of period	$8.56		$8.57	$9.02	$8.86	$9.00	$8.71

Total investment return (b)	0.89	%(c)	(3.40%)	3.77%	1.85%	5.02%	9.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.26%	1.57%	1.85%	1.62%	2.24%
Net expenses	1.99	%††	1.94%	1.92%	1.92%	1.90%	1.79%
Expenses (before waiver/reimbursement)	2.03	%††	2.00%	2.03%	2.06%	2.07%	2.09%
Portfolio turnover rate (d)	6%		28%	37%	62%	132%	103%
Net assets at end of period (in 000’s)	$12,047		$14,783	$21,826	$25,644	$36,859	$45,178

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 7%, 16%, 43%, 19% and 45% for the six months ended April 30, 2014 and for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.56		$9.01	$8.86	$9.00	$8.71	$8.12

Net investment income (loss) (a)	0.07		0.11	0.14	0.16	0.14	0.19
Net realized and unrealized gain (loss) on investments	0.02		(0.42)	0.18	(0.00)‡	0.29	0.60

Total from investment operations	0.09		(0.31)	0.32	0.16	0.43	0.79

Less dividends and distributions:
From net investment income	(0.07)		(0.11)	(0.15)	(0.21)	(0.14)	(0.20)
From net realized gain on investments	(0.02)		(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.09)		(0.14)	(0.17)	(0.30)	(0.14)	(0.20)

Net asset value at end of period	$8.56		$8.56	$9.01	$8.86	$9.00	$8.71

Total investment return (b)	1.00	%(c)	(3.41%)	3.66%	1.85%	5.02%	9.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.24%	1.57%	1.86%	1.62%	2.23%
Net expenses	1.99	%††	1.94%	1.92%	1.92%	1.90%	1.80%
Expenses (before waiver/reimbursement)	2.03	%††	2.00%	2.03%	2.06%	2.07%	2.09%
Portfolio turnover rate (d)	6%		28%	37%	62%	132%	103%
Net assets at end of period (in 000’s)	$9,717		$12,593	$27,610	$29,441	$33,523	$32,659

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 7%, 16%, 43%, 19% and 45% for the six months ended April 30, 2014 and for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.65		$9.10	$8.94	$9.08	$8.79	$8.19

Net investment income (loss) (a)	0.12		0.21	0.24	0.26	0.24	0.30
Net realized and unrealized gain (loss) on investments	0.02		(0.41)	0.19	(0.00)‡	0.29	0.61

Total from investment operations	0.14		(0.20)	0.43	0.26	0.53	0.91

Less dividends and distributions:
From net investment income	(0.12)		(0.22)	(0.25)	(0.31)	(0.24)	(0.31)
From net realized gain on investments	(0.02)		(0.03)	(0.02)	(0.09)	—	—

Total dividends and distributions	(0.14)		(0.25)	(0.27)	(0.40)	(0.24)	(0.31)

Net asset value at end of period	$8.65		$8.65	$9.10	$8.94	$9.08	$8.79

Total investment return (b)	1.61	%(c)	(2.24%)	4.92%	2.99%	6.14%	11.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79	%††	2.42%	2.69%	2.99%	2.74%	3.52%
Net expenses	0.77	%††	0.78%	0.78%	0.78%	0.78%	0.51%
Expenses (before waiver/reimbursement)	0.81	%††	0.84%	0.89%	0.92%	0.95%	0.97%
Portfolio turnover rate (d)	6%		28%	37%	62%	132%	103%
Net assets at end of period (in 000’s)	$3,654		$3,561	$5,753	$3,998	$4,284	$1,746

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 7%, 16%, 43%, 19% and 45% for the six months ended April 30, 2014 and for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via tele-

conference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

22	MainStay Government Fund

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agree to buy a similar

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$15,493	$15,493

Total Fair Value		$15,493	$15,493

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(44,490)	$(44,490)

Total Fair Value		$(44,490)	$(44,490)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(686,368)	$(686,368)

Total Realized Gain (Loss)		$(686,368)	$(686,368)

24	MainStay Government Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$768,653	$768,653

Total Change in Unrealized Appreciation (Depreciation)		$768,653	$768,653

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(310)	(310)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the six-month period ended April 30, 2014.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until

February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. Prior to February 28, 2014, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares did not exceed 1.03% of its average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $471,744 and waived its fees and/or reimbursed expenses in the amount of $40,400.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,314 and $3,200, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $7, $14, $18,398 and $148, respectively, for the six-month period ended April 30, 2014.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$102,317
Class A	114,588
Class B	28,556
Class C	23,114
Class I	3,309

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$5,193,857
Long-Term Capital Gain	1,031,518
Total	$6,225,375

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of U.S. government securities were $11,398 and $41,223, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $19,007, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	120,174	$1,029,162
Shares issued to shareholders in reinvestment of dividends and distributions	73,932	632,221
Shares redeemed	(505,773)	(4,333,057)

Net increase (decrease) in shares outstanding before conversion	(311,667)	(2,671,674)
Shares converted into Investor Class (See Note 1)	75,709	648,183
Shares converted from Investor Class (See Note 1)	(69,871)	(597,040)

Net increase (decrease)	(305,829)	$(2,620,531)

Year ended October 31, 2013:
Shares sold	232,544	$2,064,076
Shares issued to shareholders in reinvestment of dividends and distributions	141,775	1,249,696
Shares redeemed	(1,143,964)	(10,028,573)

Net increase (decrease) in shares outstanding before conversion	(769,645)	(6,714,801)
Shares converted into Investor Class (See Note 1)	372,245	3,264,966
Shares converted from Investor Class (See Note 1)	(135,809)	(1,198,876)

Net increase (decrease)	(533,209)	$(4,648,711)

26	MainStay Government Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	741,222	$6,334,727
Shares issued to shareholders in reinvestment of dividends and distributions	175,257	1,493,463
Shares redeemed	(5,729,044)	(48,840,249)

Net increase (decrease) in shares outstanding before conversion	(4,812,565)	(41,012,059)
Shares converted into Class A (See Note 1)	99,375	845,507

Net increase (decrease)	(4,713,190)	$(40,166,552)

Year ended October 31, 2013:
Shares sold	793,360	$6,970,145
Shares issued to shareholders in reinvestment of dividends and distributions	425,500	3,736,011
Shares redeemed	(3,972,078)	(34,779,426)

Net increase (decrease) in shares outstanding before conversion	(2,753,218)	(24,073,270)
Shares converted into Class A (See Note 1)	257,563	2,262,787
Shares converted from Class A (See Note 1)	(147,227)	(1,280,945)

Net increase (decrease)	(2,642,882)	$(23,091,428)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	65,426	$558,059
Shares issued to shareholders in reinvestment of dividends and distributions	14,001	119,203
Shares redeemed	(293,195)	(2,501,233)

Net increase (decrease) in shares outstanding before conversion	(213,768)	(1,823,971)
Shares converted from Class B (See Note 1)	(105,238)	(896,650)

Net increase (decrease)	(319,006)	$(2,720,621)

Year ended October 31, 2013:
Shares sold	284,431	$2,497,083
Shares issued to shareholders in reinvestment of dividends and distributions	31,518	277,771
Shares redeemed	(662,796)	(5,774,188)

Net increase (decrease) in shares outstanding before conversion	(346,847)	(2,999,334)
Shares converted from Class B (See Note 1)	(347,821)	(3,047,932)

Net increase (decrease)	(694,668)	$(6,047,266)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	57,830	$493,021
Shares issued to shareholders in reinvestment of dividends and distributions	11,493	97,749
Shares redeemed	(404,926)	(3,451,576)

Net increase (decrease)	(335,603)	$(2,860,806)

Year ended October 31, 2013:
Shares sold	240,284	$2,123,089
Shares issued to shareholders in reinvestment of dividends and distributions	29,113	256,527
Shares redeemed	(1,861,629)	(16,340,739)

Net increase (decrease)	(1,592,232)	$(13,961,123)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	140,175	$1,208,594
Shares issued to shareholders in reinvestment of dividends and distributions	5,679	48,870
Shares redeemed	(135,057)	(1,163,308)

Net increase (decrease)	10,797	$94,156

Year ended October 31, 2013:
Shares sold	174,827	$1,553,414
Shares issued to shareholders in reinvestment of dividends and distributions	11,838	105,130
Shares redeemed	(407,043)	(3,638,611)

Net increase (decrease)	(220,378)	$(1,980,067)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields.”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

28	MainStay Government Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account

New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. In addition, the Board negotiated a modification to the Fund’s contractual expense limitation arrangements, resulting in additional reimbursement of Fund expenses by New York Life Investments.

The Board noted that, outside of the Fund’s management fee and] the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

30	MainStay Government Fund

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Government Fund

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MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34019 MS164-14	MSG10-06/14 NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.83 3.84%	0.51 5.24%	11.87 12.91%	6.92 7.42%	1.02 1.02%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.81 3.87	0.56 5.30	11.94 12.97	6.95 7.44	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.52 3.48	–0.41 4.50	11.83 12.09	6.61 6.61	1.77 1.77
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.65 3.65	3.52 4.50	12.12 12.12	6.62 6.62	1.77 1.77
Class I Shares	No Sales Charge		4.16	5.55	13.28	7.72	0.76
Class R1 Shares[4]	No Sales Charge		3.95	5.46	13.10	7.57	0.86
Class R2 Shares[5]	No Sales Charge		3.99	5.20	12.86	7.36	1.11
Class R6 Shares[6]	No Sales Charge		4.09	5.72	13.32	7.74	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	4.78%	6.41%	15.38%	8.47%
Average Lipper High Yield Fund[8]	4.09	5.46	14.00	7.42

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,038.40	$5.10	$1,019.80	$5.06

Class A Shares	$1,000.00	$1,038.70	$5.00	$1,019.90	$4.96

Class B Shares	$1,000.00	$1,034.80	$8.88	$1,016.10	$8.80

Class C Shares	$1,000.00	$1,036.50	$8.89	$1,016.10	$8.80

Class I Shares	$1,000.00	$1,041.60	$3.75	$1,021.10	$3.71

Class R1 Shares	$1,000.00	$1,039.50	$4.25	$1,020.60	$4.21

Class R2 Shares	$1,000.00	$1,039.90	$5.51	$1,019.40	$5.46

Class R6 Shares	$1,000.00	$1,040.90	$2.93	$1,021.90	$2.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Investor Class, 0.99% for Class A, 1.76% for Class B and C, 0.74% for Class I, 0.84% for Class R1, 1.09% for Class R2 and 0.58% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.125%–6.731%, due 4/1/21–1/15/24

2.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

3.	Texas Industries, Inc., 9.25%, due 8/15/20

4.	Schaeffler Finance B.V., 4.75%–8.50%, due 2/15/17–5/15/21

5.	Seagate HDD Cayman, 4.75%–7.00%, due 11/1/21–6/1/23
6.	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%–10.875%, due 4/1/15–7/1/21

7.	Ally Financial, Inc., 6.25%–8.30%, due 2/12/15–11/1/31

8.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

9.	New Enterprise Stone & Lime Co., Inc., 11.00%–13.00%, due 3/15/18–9/1/18

10.	DISH DBS Corp., 4.25%–5.125%, due 7/15/17–3/15/23

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 3.84% for Investor Class shares, 3.87% for Class A shares, 3.48% for Class B shares and 3.65% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 4.16%, Class R1 shares returned 3.95%, Class R2 shares returned 3.99% and Class R6 shares returned 4.09%. For the six months ended April 30, 2014, all share classes underperformed the 4.78% return of the Credit Suisse High Yield Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed, Class R6 shares performed in line with, and all other share classes underperformed the 4.09% return of the average Lipper2 high yield fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the Fund’s ability to invest in derivatives, such as futures, options and swap agreements.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Fund remained conservatively positioned throughout the reporting period because of the attractive valuations (as measured by spreads)3 and the resiliency of the credit profiles in the higher-quality portion of the market. On the other hand, valuations in the lower-quality (or higher-risk) portion of the high-yield market were generally unattractive. Many riskier high-yield bonds are poorly capitalized to survive in the long run; and in our opinion, investors are currently receiving too little compensation for assuming significant additional credit risk.

The Fund remained underweight in credit risk relative to the broad high yield market. This positioning detracted from relative performance during the reporting period, as CCC-rated4 credits continued to slightly outperform the rest of the market.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Credit Suisse High Yield Index during the reporting period. This was a residual of our bottom-up investment process and not an intentional investment decision. At the end of the reporting period, the Fund’s modified duration was approximately 3.2 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund is managed with a bottom-up investment style, so the factors that prompt significant decisions are specific to each individual company. Generally speaking, we believe that higher-quality high-yield bonds currently represent the most attractive risk-adjusted spreads. For this reason, we remained conservatively positioned throughout the reporting period. We believe that valuations for riskier credits in the CCC market segment are unattractive and that their weaker credit profiles make them vulnerable to higher default rates. The spread difference between CCC and B credits6 continues to be historically narrow, and many bonds with significantly different credit profiles trade at similar yields and spreads. Corporate credit profiles for the majority of high-yield issuers continue to be resilient. Defaults remain near historical lows, with balance sheets and cash flow generally remaining strong. During the reporting period, the Fund’s positioning did not undergo any material changes.

Which industries were the strongest contributors to the Fund’s performance and which industries were particularly weak?

During the reporting period, the Fund’s investments in the energy, transportation and financials industries made the greatest contribution to absolute performance. (Contributions take weightings and total returns into account.) Although no industries generated negative absolute returns, the Fund’s investments in the food and drug, retail, and aerospace industries contributed the least to performance.

1.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a position in Forest Laboratories during the reporting period because of good cash flow generation and improving fundamentals. Since the purchase, the company has agreed to be acquired, and the bonds have appreciated, as the company’s credit profile improved. The Fund also purchased bonds of France’s largest cable operator, Numericable. The company used proceeds from the issue to acquire wireless company SFR, which we perceived to be a good strategic asset. The bonds we purchased were first lien with moderate leverage.

During the reporting period, the Fund sold bonds of tire manufacturer Continental Rubber when the bonds were upgraded to investment grade, which moved the bond price substantially higher. The Fund also sold bonds of financial services company Dollar Financial because valuations were affected when the bonds traded at a meaningful premium.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Fund. There was a small increase to the Fund’s exposure to consumer products and metals/minerals as a result of attractive valuations and yields. The Fund reduced its exposure to the transportation and financials industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Credit Suisse High Yield Index in transportation, housing and consumer products. As of the same date, the Fund held underweight positions in information technology, media and energy.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.9%† Convertible Bond 0.1%
Electric 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$4,546,264	$6,683,007

Total Convertible Bond (Cost $4,573,021)		6,683,007

Corporate Bonds 90.9%
Advertising 0.6%
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.
5.25%, due 2/15/22 (a)	14,474,000	14,835,850
5.625%, due 2/15/24 (a)	12,625,000	12,972,188
Lamar Media Corp.
5.00%, due 5/1/23	12,095,000	12,155,475
5.375%, due 1/15/24 (a)	3,960,000	4,103,550
5.875%, due 2/1/22	11,000,000	11,742,500

		55,809,563

Aerospace & Defense 1.8%
AAR Corp. 7.25%, due 1/15/22	29,360,000	31,782,200
Alliant Techsystems, Inc.
5.25%, due 10/1/21 (a)	12,605,000	13,077,688
6.875%, due 9/15/20	12,270,000	13,343,625
B/E Aerospace, Inc. 5.25%, due 4/1/22	35,218,000	36,450,630
GenCorp, Inc. 7.125%, due 3/15/21	24,434,000	26,510,890
Spirit AeroSystems, Inc. 5.25%, due 3/15/22 (a)	11,935,000	12,099,106
TransDigm, Inc.
5.50%, due 10/15/20	4,840,000	4,888,400
7.75%, due 12/15/18	24,730,000	26,337,450

		164,489,989

Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21 (a)	17,520,000	18,133,200
Wolverine World Wide, Inc. 6.125%, due 10/15/20	15,613,000	16,862,040

		34,995,240

Auto Manufacturers 0.9%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	28,000,000	30,030,000
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19 (a)	4,120,000	4,511,400
8.25%, due 6/15/21 (a)	12,045,000	13,535,569

	Principal Amount	Value

Auto Manufacturers (continued)
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (a)	$7,800,000	$8,053,500
5.625%, due 2/1/23 (a)	8,495,000	8,866,656
8.125%, due 5/15/21 (a)	9,590,000	10,848,687
Oshkosh Corp. 8.50%, due 3/1/20	2,010,000	2,198,438

		78,044,250

Auto Parts & Equipment 3.5%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	31,185,000	33,679,800
Chassix, Inc. 9.25%, due 8/1/18 (a)	16,515,000	17,898,131
Dana Holding Corp.
6.50%, due 2/15/19	9,503,000	10,096,938
6.75%, due 2/15/21	6,898,000	7,475,708
Delphi Corp. 6.125%, due 5/15/21	1,300,000	1,447,875
Exide Technologies 8.625%, due 2/1/18 (f)	64,863,000	42,809,580
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	13,960,000	14,832,500
♦Schaeffler Finance B.V.
4.75%, due 5/15/21 (a)	36,944,000	37,913,780
7.75%, due 2/15/17 (a)	45,603,000	51,759,405
8.50%, due 2/15/19 (a)	12,575,000	14,133,042
Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	48,612,000	51,589,485
Tenneco, Inc.
6.875%, due 12/15/20	10,225,000	11,196,375
7.75%, due 8/15/18	1,300,000	1,368,250
Titan International, Inc. 6.875%, due 10/1/20 (a)	8,640,000	9,158,400
TRW Automotive, Inc.
4.50%, due 3/1/21 (a)	7,961,000	8,279,440
7.25%, due 3/15/17 (a)	4,400,000	5,060,000

		318,698,709

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp.
6.75%, due 6/15/21 (a)	10,950,000	11,196,375
10.125%, due 2/15/19 (a)	6,460,000	7,073,700

		18,270,075

Beverages 0.2%
Constellation Brands, Inc. 4.25%, due 5/1/23	9,385,000	9,220,763

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Beverages (continued)
Cott Beverages, Inc. 8.125%, due 9/1/18	$10,215,000	$10,802,362

		20,023,125

Building Materials 3.5%
Boise Cascade Co. 6.375%, due 11/1/20	21,625,000	23,246,875
Building Materials Corporation of America
6.75%, due 5/1/21 (a)	11,681,000	12,644,682
6.875%, due 8/15/18 (a)	17,498,000	18,263,537
7.00%, due 2/15/20 (a)	8,265,000	8,781,562
7.50%, due 3/15/20 (a)	18,875,000	20,243,437
Century Communities, Inc. 6.875%, due 5/15/22	1,116,000	1,107,507
Gibraltar Industries, Inc. 6.25%, due 2/1/21	8,525,000	9,036,500
Griffon Corp. 5.25%, due 3/1/22 (a)	12,978,000	12,815,775
Headwaters, Inc.
7.25%, due 1/15/19 (a)	19,200,000	20,208,000
7.625%, due 4/1/19	18,665,000	20,064,875
Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	20,585,000	22,720,694
Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20 (a)	4,375,000	4,910,938
♦Texas Industries, Inc. 9.25%, due 8/15/20	98,575,000	112,868,375
USG Corp.
6.30%, due 11/15/16	6,565,000	7,090,200
7.875%, due 3/30/20 (a)	13,850,000	15,442,750
Vulcan Materials Co.
6.50%, due 12/1/16	3,127,000	3,478,788
7.50%, due 6/15/21	3,655,000	4,303,763

		317,228,258

Chemicals 2.4%
Axiall Corp. 4.875%, due 5/15/23 (a)	13,333,000	13,033,007
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	8,955,000	8,999,775
Eagle Spinco, Inc. 4.625%, due 2/15/21 (a)	1,639,000	1,630,805
Ineos Finance PLC
7.50%, due 5/1/20 (a)	18,965,000	20,742,969
8.375%, due 2/15/19 (a)	11,120,000	12,245,900
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	17,200,000	18,275,000

	Principal Amount	Value

Chemicals (continued)
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	$15,240,000	$15,392,400
NOVA Chemicals Corp. 8.625%, due 11/1/19	7,035,000	7,571,419
Olin Corp.
5.50%, due 8/15/22	12,924,000	13,279,410
8.875%, due 8/15/19	23,156,000	24,632,195
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	51,425,000	54,381,937
PolyOne Corp.
5.25%, due 3/15/23	29,441,000	29,735,410
7.375%, due 9/15/20	726,000	794,970

		220,715,197

Coal 1.7%
Arch Coal, Inc.
7.00%, due 6/15/19	39,783,000	30,632,910
7.25%, due 10/1/20	6,520,000	4,938,900
7.25%, due 6/15/21	1,865,000	1,394,088
8.00%, due 1/15/19 (a)	15,890,000	15,850,275
9.875%, due 6/15/19	4,895,000	4,209,700
CONSOL Energy, Inc.
5.875%, due 4/15/22 (a)	30,740,000	31,662,200
6.375%, due 3/1/21	2,729,000	2,875,684
Peabody Energy Corp.
6.00%, due 11/15/18	11,520,000	12,240,000
6.25%, due 11/15/21	13,830,000	14,037,450
6.50%, due 9/15/20	31,490,000	32,828,325
7.875%, due 11/1/26	1,642,000	1,717,942

		152,387,474

Commercial Services 4.0%
ADT Corp. (The) 6.25%, due 10/15/21 (a)	11,765,000	12,265,013
Alliance Data Systems Corp.
5.25%, due 12/1/17 (a)	20,200,000	21,311,000
6.375%, due 4/1/20 (a)	14,980,000	15,953,700
American Capital, Ltd. 6.50%, due 9/15/18 (a)	28,595,000	30,382,187
Ashtead Capital, Inc. 6.50%, due 7/15/22 (a)	12,790,000	13,877,150
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	16,776,000	16,943,760
8.25%, due 1/15/19	3,013,000	3,208,845
9.75%, due 3/15/20	16,240,000	18,513,600
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18	5,265,000	5,354,505
Cenveo Corp. 8.875%, due 2/1/18	16,760,000	17,325,650

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	$33,706,000	$35,264,902
Hertz Corp. (The)
4.25%, due 4/1/18	8,740,000	9,024,050
5.875%, due 10/15/20	2,385,000	2,528,100
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	12,570,000	13,135,650
Modular Space Corp. 10.25%, due 1/31/19 (a)	12,500,000	13,031,250
PHH Corp.
7.375%, due 9/1/19	11,294,000	12,479,870
9.25%, due 3/1/16	12,151,000	13,609,120
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (c)(d)(e)(g)	460,000	6,762
9.75% (c)(d)(e)(g)	26,020,000	382,494
Service Corp. International 5.375%, due 1/15/22	6,000,000	6,120,000
Sotheby’s 5.25%, due 10/1/22 (a)	10,335,000	10,024,950
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	24,985,000	24,797,613
United Rentals North America, Inc.
5.75%, due 7/15/18	12,005,000	12,845,350
5.75%, due 11/15/24	6,990,000	7,252,125
6.125%, due 6/15/23	245,000	263,375
7.375%, due 5/15/20	3,624,000	4,013,580
7.625%, due 4/15/22	19,217,000	21,619,125
WEX, Inc. 4.75%, due 2/1/23 (a)	18,700,000	17,718,250

		359,251,976

Computers 1.5%
iGATE Corp. 4.75%, due 4/15/19 (a)	3,740,000	3,782,075
NCR Corp.
4.625%, due 2/15/21	13,235,000	13,334,262
5.00%, due 7/15/22	5,600,000	5,698,000
5.875%, due 12/15/21 (a)	4,000,000	4,240,000
6.375%, due 12/15/23 (a)	15,300,000	16,371,000
♦Seagate HDD Cayman
4.75%, due 6/1/23 (a)	83,815,000	83,919,769
7.00%, due 11/1/21	5,640,000	6,323,850

		133,668,956

Distribution & Wholesale 0.6%
American Tire Distributors, Inc. 9.75%, due 6/1/17	35,895,000	37,824,356
LKQ Corp. 4.75%, due 5/15/23	20,458,000	19,639,680

		57,464,036

	Principal Amount	Value

Diversified Financial Services 0.9%
CNG Holdings, Inc. 9.375%, due 5/15/20 (a)	$21,424,000	$19,495,840
Community Choice Financial, Inc.
10.75%, due 5/1/19	31,860,000	25,886,250
12.75%, due 5/1/20 (a)(c)	9,500,000	7,908,750
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	26,362,603
9.375%, due 3/1/20	1,695,000	2,183,164

		81,836,607

Electric 2.3%
Calpine Corp.
5.875%, due 1/15/24 (a)	16,436,000	16,867,445
6.00%, due 1/15/22 (a)	24,390,000	25,914,375
7.50%, due 2/15/21 (a)	3,709,000	4,052,083
GenOn Americas Generation LLC 9.125%, due 5/1/31	21,690,000	21,418,875
♦GenOn Energy, Inc.
7.875%, due 6/15/17	82,770,000	85,046,175
9.50%, due 10/15/18	35,855,000	37,916,663
NRG REMA LLC
Series C 9.681%, due 7/2/26	6,425,000	6,810,500
PNM Resources, Inc. 9.25%, due 5/15/15	6,241,000	6,771,547
Public Service Co. of New Mexico 7.95%, due 5/15/18	5,812,000	6,919,947

		211,717,610

Electrical Components & Equipment 1.1%
Anixter, Inc. 5.625%, due 5/1/19	8,110,000	8,657,425
Belden, Inc. 5.50%, due 9/1/22 (a)	41,702,000	42,431,785
General Cable Corp. 6.50%, due 10/1/22 (a)	32,050,000	32,130,125
WESCO Distribution, Inc. 5.375%, due 12/15/21 (a)	17,520,000	17,826,600

		101,045,935

Electronics 0.3%
Kemet Corp. 10.50%, due 5/1/18	26,939,000	28,218,603

Engineering & Construction 0.9%
♦New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	32,115,000	30,669,825
13.00%, due 3/15/18 (b)	42,572,702	48,639,312
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	3,280,000	3,280,000

		82,589,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment 2.4%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	$38,020,000	$40,301,200
Churchill Downs, Inc. 5.375%, due 12/15/21 (a)	26,075,000	26,726,875
GLP Capital LP / GLP Financing II, Inc.
4.375%, due 11/1/18 (a)	7,880,000	8,155,800
4.875%, due 11/1/20 (a)	10,505,000	10,846,413
5.375%, due 11/1/23 (a)	10,480,000	10,794,400
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	1,790,000	1,785,525
MU Finance PLC 8.375%, due 2/1/17 (a)	24,801,547	25,917,616
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (a)	15,890,000	16,565,325
Pinnacle Entertainment, Inc. 7.50%, due 4/15/21	8,209,000	8,927,288
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	11,083,000	12,108,177
Speedway Motorsports, Inc. 6.75%, due 2/1/19	4,760,000	5,045,600
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	35,000,000	36,312,500
United Artists Theatre Circuit, Inc.
Series BA7 9.30%, due 7/1/15 (c)(d)	459,249	321,474
Vail Resorts, Inc. 6.50%, due 5/1/19	15,710,000	16,534,775

		220,342,968

Environmental Controls 0.3%
Clean Harbors, Inc.
5.125%, due 6/1/21	6,755,000	6,830,994
5.25%, due 8/1/20	17,015,000	17,440,375

		24,271,369

Finance—Auto Loans 2.0%
♦Ally Financial, Inc.
6.25%, due 12/1/17	9,836,000	10,979,435
7.50%, due 9/15/20	10,228,000	12,120,180
8.00%, due 11/1/31	27,822,000	34,151,505
8.30%, due 2/12/15	22,520,000	23,730,450
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	16,960,000	18,915,709
General Motors Financial Co., Inc.
4.25%, due 5/15/23	15,249,000	14,963,081
4.75%, due 8/15/17	15,765,000	16,868,550
6.75%, due 6/1/18	38,620,000	43,930,250

		175,659,160

	Principal Amount	Value

Finance—Consumer Loans 0.2%
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	$16,590,000	$17,668,350

Finance—Mortgage Loan/Banker 0.1%
Stearns Holdings, Inc. 9.375%, due 8/15/20 (a)	11,050,000	11,547,250

Finance—Other Services 1.7%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (a)	19,115,000	20,644,200
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (a)	36,970,000	36,323,025
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	13,000,000	13,097,500
6.50%, due 7/1/21	5,992,000	5,714,870
7.875%, due 10/1/20	24,060,000	24,601,350
9.625%, due 5/1/19	14,081,000	15,629,910
10.875%, due 4/1/15	29,132,000	29,314,075
SquareTwo Financial Corp. 11.625%, due 4/1/17	11,538,000	11,509,155

		156,834,085

Food 1.9%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	15,408,000	15,851,750
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	20,819,058	20,090,391
B&G Foods, Inc. 4.625%, due 6/1/21	30,835,000	30,680,825
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	8,170,000	8,527,846
Ingles Markets, Inc. 5.75%, due 6/15/23	36,535,000	36,443,662
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	12,410,000	13,433,825
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	30,135,000	32,018,438
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	15,085,000	15,612,975

		172,659,712

Forest Products & Paper 0.5%
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,291,050
Georgia-Pacific LLC 8.875%, due 5/15/31	19,841,000	29,171,925

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper (continued)
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	$1,740,000	$1,835,700

		41,298,675

Health Care—Products 1.3%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	23,509,000	25,859,900
Hanger, Inc. 7.125%, due 11/15/18	22,535,000	23,943,437
Hologic, Inc. 6.25%, due 8/1/20	11,205,000	11,849,288
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23	8,330,000	8,038,450
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	16,364,775
Universal Hospital Services, Inc. 7.625%, due 8/15/20	33,180,000	35,502,600

		121,558,450

Health Care—Services 2.9%
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,699,225
CHS / Community Health Systems, Inc.
5.125%, due 8/15/18	6,365,000	6,691,206
6.875%, due 2/1/22 (a)	24,600,000	25,491,750
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (a)	4,730,000	5,309,425
6.875%, due 7/15/17	130,000	146,900
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (a)	11,680,000	12,702,000
5.875%, due 1/31/22 (a)	8,100,000	8,626,500
HCA Holdings, Inc.
6.25%, due 2/15/21	7,375,000	7,789,844
7.75%, due 5/15/21	5,431,000	5,967,311
HCA, Inc.
4.75%, due 5/1/23	4,525,000	4,445,813
5.875%, due 3/15/22	19,855,000	21,294,487
5.875%, due 5/1/23	9,232,000	9,393,560
6.50%, due 2/15/16	3,615,000	3,922,275
6.50%, due 2/15/20	13,269,000	14,794,935
7.50%, due 2/15/22	5,451,000	6,216,865
7.58%, due 9/15/25	1,920,000	2,025,600
7.69%, due 6/15/25	705,000	750,825
8.00%, due 10/1/18	4,984,000	5,912,270
8.36%, due 4/15/24	2,494,000	2,818,220
9.00%, due 12/15/14	3,930,000	4,101,938
INC Research LLC 11.50%, due 7/15/19 (a)	24,240,000	27,512,400
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	36,990,000	38,284,650

	Principal Amount	Value

Health Care—Services (continued)
ResCare, Inc. 10.75%, due 1/15/19	$14,300,000	$15,801,500
Tenet Healthcare Corp. 6.00%, due 10/1/20 (a)	15,000,000	15,750,000

		261,449,499

Holding Companies—Diversified 0.4%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	25,895,000	27,837,125
Leucadia National Corp. 8.125%, due 9/15/15	5,590,000	6,081,361

		33,918,486

Home Builders 2.2%
Allegion US Holding Co., Inc. 5.75%, due 10/1/21 (a)	17,332,000	18,371,920
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	23,985,000	24,344,775
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (a)	21,153,000	21,628,942
D.R. Horton, Inc.
4.75%, due 2/15/23	8,690,000	8,646,550
5.75%, due 8/15/23	13,225,000	14,051,562
Meritage Homes Corp. 7.00%, due 4/1/22	5,640,000	6,182,850
Ryland Group, Inc. (The)
5.375%, due 10/1/22	4,585,000	4,539,150
6.625%, due 5/1/20	6,722,000	7,293,370
Standard Pacific Corp. 6.25%, due 12/15/21	10,330,000	11,053,100
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.25%, due 4/15/21 (a)	12,130,000	12,251,300
7.75%, due 4/15/20 (a)	12,191,000	13,379,623
Toll Brothers Finance Corp. 4.375%, due 4/15/23	15,060,000	14,608,200
WCI Communities, Inc. 6.875%, due 8/15/21 (a)	19,380,000	19,961,400
William Lyon Homes, Inc. 5.75%, due 4/15/19 (a)	4,660,000	4,753,200
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (a)	14,500,000	14,790,000

		195,855,942

Household Products & Wares 0.7%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (a)(b)	7,120,000	7,582,800
Jarden Corp. 7.50%, due 5/1/17	19,505,000	22,406,369

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Household Products & Wares (continued)
Prestige Brands, Inc.
5.375%, due 12/15/21 (a)	$17,611,000	$18,051,275
8.125%, due 2/1/20	290,000	324,800
Spectrum Brands, Inc.
6.375%, due 11/15/20	5,315,000	5,766,775
6.625%, due 11/15/22	7,535,000	8,231,988
6.75%, due 3/15/20	4,195,000	4,525,356

		66,889,363

Housewares 0.0%‡
Libbey Glass, Inc. 6.875%, due 5/15/20	927,000	955,459

Insurance 1.2%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	18,025,000	19,106,500
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	21,000,000	22,496,250
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	7,345,000	7,932,600
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	17,600,000	18,744,000
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	16,890,000	19,705,614
USI, Inc. 7.75%, due 1/15/21 (a)	19,260,000	19,885,950

		107,870,914

Internet 0.8%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	32,215,000	34,792,200
Equinix, Inc.
4.875%, due 4/1/20	2,000,000	2,040,000
5.375%, due 4/1/23	14,080,000	14,326,400
7.00%, due 7/15/21	2,000,000	2,232,000
IAC / InterActiveCorp.
4.75%, due 12/15/22	4,552,000	4,472,340
4.875%, due 11/30/18	11,770,000	12,299,650

		70,162,590

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	9,070,000	10,254,288
National Financial Partners Corp. 9.00%, due 7/15/21 (a)	5,450,000	5,872,375

		16,126,663

	Principal Amount	Value

Iron & Steel 0.6%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	$6,860,000	$7,612,707
Allegheny Technologies, Inc.
5.875%, due 8/15/23	11,020,000	11,707,009
9.375%, due 6/1/19	7,475,000	9,271,347
Bluescope Steel Finance, Ltd. / Bluescope Steel Finance USA LLC 7.125%, due 5/1/18 (a)	18,242,000	19,610,150
Commercial Metals Co. 4.875%, due 5/15/23	7,476,000	7,176,960

		55,378,173

Leisure Time 1.0%
Brunswick Corp. 4.625%, due 5/15/21 (a)	15,291,000	15,061,635
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	68,090,000	72,771,187

		87,832,822

Lodging 1.3%
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,480,000	2,641,200
5.75%, due 7/1/22	22,880,000	24,167,000
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	22,865,000	24,236,900
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21 (a)	21,785,000	22,710,863
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (b)	25,901,627	29,139,330
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	7,930,000	8,564,400
Sugarhouse HSP Gaming Prop Mezz, L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, due 6/1/21 (a)	6,795,000	6,659,100

		118,118,793

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (a)	22,445,000	24,016,150
Vander Intermediate Holding II Corp. 9.75%, due 2/1/19 (a)(b)	11,730,000	12,375,150

		36,391,300

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,818,950
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	7,215,000	8,026,688

		16,845,638

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media 4.8%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	$19,167,000	$18,711,784
5.25%, due 9/30/22	8,465,000	8,465,000
7.25%, due 10/30/17	3,100,000	3,282,125
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	22,360,000	22,471,800
Crown Media Holdings, Inc. 10.50%, due 7/15/19	17,875,000	20,288,125
CSC Holdings LLC
7.625%, due 7/15/18	13,740,000	15,886,875
7.875%, due 2/15/18	1,145,000	1,325,338
♦DISH DBS Corp.
4.25%, due 4/1/18	7,598,000	7,939,910
4.625%, due 7/15/17	17,122,000	18,213,528
5.00%, due 3/15/23	3,532,000	3,602,640
5.125%, due 5/1/20	44,200,000	46,410,000
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	17,995,000	18,129,963
5.00%, due 4/15/22 (a)	22,560,000	22,616,400
7.75%, due 10/15/18	32,338,000	34,399,547
Numericable Group S.A.
4.875%, due 5/15/19 (a)	21,800,000	22,018,000
6.00%, due 5/15/22 (a)	29,730,000	30,436,087
6.25%, due 5/15/24 (a)	5,980,000	6,122,025
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	34,995,000	37,182,187
Quebecor Media, Inc. 5.75%, due 1/15/23	41,610,000	41,818,050
Time Inc. 5.75%, due 4/15/22 (a)	7,980,000	7,960,050
Videotron, Ltd.
5.00%, due 7/15/22	21,754,000	21,917,155
5.375%, due 6/15/24 (a)	26,720,000	26,920,400

		436,116,989

Metal Fabricate & Hardware 1.2%
A. M. Castle & Co. 12.75%, due 12/15/16	34,161,000	38,174,917
Mueller Water Products, Inc.
7.375%, due 6/1/17	24,270,000	24,634,050
8.75%, due 9/1/20	12,109,000	13,501,535
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	16,350,000	16,840,500
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	17,725,000	18,788,500

		111,939,502

	Principal Amount	Value

Mining 2.5%
AuRico Gold, Inc. 7.75%, due 4/1/20 (a)	$18,350,000	$17,937,125
Constellium NV 5.75%, due 5/15/24	21,600,000	21,626,503
Hecla Mining Co. 6.875%, due 5/1/21	47,670,000	46,120,725
Kaiser Aluminum Corp. 8.25%, due 6/1/20	31,595,000	35,623,362
New Gold, Inc.
6.25%, due 11/15/22 (a)	20,050,000	20,551,250
7.00%, due 4/15/20 (a)	33,015,000	34,830,825
Novelis, Inc.
8.375%, due 12/15/17	15,425,000	16,466,188
8.75%, due 12/15/20	7,350,000	8,195,250
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	27,680,000	22,974,400

		224,325,628

Miscellaneous—Manufacturing 1.7%
Actuant Corp. 5.625%, due 6/15/22	9,720,000	10,254,600
Amsted Industries, Inc. 5.00%, due 3/15/22 (a)	17,600,000	17,556,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	18,030,000	19,472,400
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	25,440,000	27,093,600
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	12,990,656
LSB Industries, Inc. 7.75%, due 8/1/19 (a)	11,900,000	12,733,000
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	22,977,006
SPX Corp. 6.875%, due 9/1/17	25,425,000	28,857,375

		151,934,637

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	20,952,000	22,235,310

Oil & Gas 9.4%
Antero Resources Corp. 5.125%, due 12/1/22 (a)	18,300,000	18,460,125
Antero Resources Finance Corp. 5.375%, due 11/1/21 (a)	22,200,000	22,699,500
Approach Resources, Inc. 7.00%, due 6/15/21	3,000,000	3,112,500
Berry Petroleum Co., LLC
6.75%, due 11/1/20	1,690,000	1,785,063
10.25%, due 6/1/14	9,915,000	9,964,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21 (a)	$41,965,000	$41,860,087
7.625%, due 1/15/22	9,670,000	10,153,500
9.625%, due 8/1/20	6,890,000	7,923,500
Chesapeake Energy Corp. 6.50%, due 8/15/17	30,590,000	34,299,037
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19	33,565,000	34,991,512
Comstock Resources, Inc.
7.75%, due 4/1/19	10,327,000	11,049,890
9.50%, due 6/15/20	13,700,000	15,652,250
Concho Resources, Inc.
5.50%, due 10/1/22	7,235,000	7,587,706
5.50%, due 4/1/23	8,745,000	9,105,731
6.50%, due 1/15/22	24,386,000	26,702,670
7.00%, due 1/15/21	10,325,000	11,460,750
Continental Resources, Inc.
5.00%, due 9/15/22	19,275,000	20,383,312
7.125%, due 4/1/21	8,775,000	9,937,688
7.375%, due 10/1/20	15,775,000	17,687,719
EnQuest PLC 7.00%, due 4/15/22 (a)	22,110,000	22,607,475
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,893,400
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22 (a)	16,325,000	16,937,188
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	23,890,000	24,785,875
7.25%, due 11/1/19 (a)	13,250,000	13,697,188
Murphy Oil USA, Inc. 6.00%, due 8/15/23 (a)	11,000,000	11,357,500
Newfield Exploration Co.
5.625%, due 7/1/24	17,210,000	17,941,425
7.125%, due 5/15/18	13,020,000	13,475,700
Oasis Petroleum, Inc.
6.50%, due 11/1/21	11,600,000	12,412,000
6.875%, due 3/15/22 (a)	15,660,000	16,991,100
7.25%, due 2/1/19	18,840,000	20,111,700
PDC Energy, Inc. 7.75%, due 10/15/22	14,500,000	15,913,750
PetroHawk Energy Corp. 7.25%, due 8/15/18	7,865,000	8,302,176
PetroQuest Energy, Inc. 10.00%, due 9/1/17	60,850,000	64,805,250
Range Resources Corp.
5.00%, due 8/15/22	5,600,000	5,754,000

	Principal Amount	Value

Oil & Gas (continued)
Range Resources Corp. (continued)
5.00%, due 3/15/23	$16,680,000	$17,013,600
8.00%, due 5/15/19	9,425,000	9,849,125
Rex Energy Corp. 8.875%, due 12/1/20	36,200,000	40,182,000
Rosetta Resources, Inc.
5.625%, due 5/1/21	9,600,000	9,768,000
5.875%, due 6/1/22	25,450,000	25,959,000
SM Energy Co.
5.00%, due 1/15/24 (a)	18,470,000	18,100,600
6.50%, due 11/15/21	8,300,000	8,922,500
6.50%, due 1/1/23	2,535,000	2,731,463
6.625%, due 2/15/19	17,149,000	18,327,994
Stone Energy Corp. 7.50%, due 11/15/22	39,595,000	42,960,575
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	6,720,000	7,224,000
W&T Offshore, Inc. 8.50%, due 6/15/19	24,875,000	26,865,000
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,683,350
WPX Energy, Inc. 6.00%, due 1/15/22	18,240,000	18,855,600

		849,245,649

Oil & Gas Services 1.3%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	30,255,000	31,616,475
Forum Energy Technologies, Inc. 6.25%, due 10/1/21 (a)	24,800,000	26,350,000
FTS International, Inc. 6.25%, due 5/1/22 (a)	15,205,000	15,395,062
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	12,375,000	13,488,750
Pioneer Energy Services Corp. 9.875%, due 3/15/18	25,620,000	26,997,075

		113,847,362

Packaging & Containers 1.0%
AEP Industries, Inc. 8.25%, due 4/15/19	20,344,000	21,640,930
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,437,825
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	26,145,000	27,190,800
Silgan Holdings, Inc. 5.00%, due 4/1/20	17,270,000	17,788,100
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	16,207,000	18,354,427

		90,412,082

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pharmaceuticals 1.6%
Forest Laboratories, Inc.
4.875%, due 2/15/21 (a)	$9,780,000	$10,427,925
5.00%, due 12/15/21 (a)	17,580,000	18,788,625
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22 (a)	3,262,000	3,310,930
JLL / Delta Dutch Newco B.V. 7.50%, due 2/1/22 (a)	19,905,000	20,402,625
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	20,286,000	20,184,570
NBTY, Inc. 9.00%, due 10/1/18	13,725,000	14,725,552
Valeant Pharmaceuticals International, Inc.
5.625%, due 12/1/21 (a)	7,105,000	7,389,200
6.375%, due 10/15/20 (a)	22,784,000	24,492,800
6.75%, due 10/1/17 (a)	3,947,000	4,144,350
6.75%, due 8/15/18 (a)	6,530,000	7,068,725
7.00%, due 10/1/20 (a)	2,548,000	2,726,360
7.50%, due 7/15/21 (a)	11,700,000	13,045,500

		146,707,162

Pipelines 1.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	7,875,825
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	3,170,137
9.625%, due 11/1/21	10,349,000	14,503,389
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp.
4.75%, due 11/15/21	1,460,000	1,387,000
6.625%, due 10/1/20	22,864,000	24,235,840
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	11,307,000	12,807,778
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
4.50%, due 7/15/23	2,145,000	2,091,375
5.50%, due 2/15/23	16,000,000	16,600,000
6.75%, due 11/1/20	21,170,000	22,969,450
NuStar Logistics, L.P. 6.75%, due 2/1/21	13,145,000	14,344,481
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II
6.50%, due 5/15/21	13,510,000	14,523,250
8.375%, due 6/1/20	5,700,000	6,441,000

		140,949,525

	Principal Amount	Value

Real Estate 1.5%
CBRE Services, Inc. 5.00%, due 3/15/23	$32,487,000	$32,730,652
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	12,210,000	13,644,675
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	20,500,000	22,037,500
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	37,687,000	38,063,870
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	24,200,000	25,228,500

		131,705,197

Real Estate Investment Trusts 1.2%
Geo Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	19,672,500
Host Hotels & Resorts, L.P.
Series C 4.75%, due 3/1/23	14,650,000	15,486,661
5.25%, due 3/15/22	13,645,000	14,991,475
6.00%, due 10/1/21	21,920,000	25,082,574
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	11,681,000	11,914,620
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	5,570,000	5,709,250
5.50%, due 2/1/21	13,635,000	14,282,663

		107,139,743

Retail 3.7%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	3,795,000	4,127,063
7.00%, due 5/20/22	9,697,000	10,666,700
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	13,025,000	13,936,750
6.50%, due 5/20/21	5,828,000	6,250,530
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	44,365,000	49,688,800
AutoNation, Inc. 6.75%, due 4/15/18	18,661,000	21,460,150
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	21,665,000	23,560,687
Cash America International, Inc. 5.75%, due 5/15/18	23,100,000	23,100,000
DineEquity, Inc. 9.50%, due 10/30/18	52,380,000	56,635,875
L Brands, Inc.
5.625%, due 2/15/22	4,545,000	4,777,931
5.625%, due 10/15/23	8,645,000	9,012,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
L Brands, Inc. (continued)
6.625%, due 4/1/21	$13,980,000	$15,640,125
8.50%, due 6/15/19	3,395,000	4,090,975
Penske Automotive Group, Inc. 5.75%, due 10/1/22	26,025,000	27,228,656
Radio Systems Corp. 8.375%, due 11/1/19 (a)	14,460,000	15,851,775
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	13,640,000	14,492,500
6.875%, due 11/15/19	9,595,000	10,494,531
Sonic Automotive, Inc.
5.00%, due 5/15/23	6,626,000	6,510,045
7.00%, due 7/15/22	11,875,000	13,092,188

		330,617,694

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	10,605,000	11,347,350
7.125%, due 3/15/21	6,905,000	7,612,763

		18,960,113

Software 0.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	7,465,000	7,856,912
Activision Blizzard, Inc.
5.625%, due 9/15/21 (a)	15,215,000	16,222,994
6.125%, due 9/15/23 (a)	2,400,000	2,610,000

		26,689,906

Storage & Warehousing 0.9%
♦Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (a)	45,100,000	48,482,500
10.75%, due 10/15/19 (a)	30,040,000	32,142,800
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,745,637

		85,370,937

Telecommunications 6.9%
Crown Castle International Corp.
5.25%, due 1/15/23	48,655,000	49,993,012
7.125%, due 11/1/19	21,153,000	22,580,827
DigitalGlobe, Inc. 5.25%, due 2/1/21	12,507,000	12,194,325
GCI, Inc. 8.625%, due 11/15/19	16,511,000	17,646,131
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	18,430,000	20,273,000
7.625%, due 6/15/21	15,755,000	17,763,763
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	948,000	985,920

	Principal Amount	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23 (a)	$2,100,000	$2,055,375
7.25%, due 4/1/19	15,530,000	16,636,513
7.25%, due 10/15/20	21,420,000	23,133,600
7.50%, due 4/1/21	13,600,000	14,909,000
Sable International Finance, Ltd. 8.75%, due 2/1/20 (a)	12,750,000	14,280,000
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	32,049,000	33,651,450
SBA Telecommunications, Inc.
5.75%, due 7/15/20	27,640,000	29,022,000
8.25%, due 8/15/19	9,721,000	10,265,376
Sprint Capital Corp.
6.875%, due 11/15/28	30,564,000	30,181,950
6.90%, due 5/1/19	5,646,000	6,196,485
Sprint Communications, Inc.
7.00%, due 8/15/20	15,035,000	16,350,563
9.125%, due 3/1/17	3,747,000	4,435,511
9.25%, due 4/15/22	13,690,000	16,599,125
Sprint Corp.
7.125%, due 6/15/24 (a)	16,000,000	16,800,000
7.875%, due 9/15/23 (a)	19,820,000	21,851,550
♦T-Mobile USA, Inc.
6.125%, due 1/15/22	10,515,000	11,053,894
6.25%, due 4/1/21	20,085,000	21,390,525
6.50%, due 1/15/24	25,460,000	26,701,175
6.625%, due 4/1/23	45,925,000	49,139,750
6.731%, due 4/28/22	53,075,000	57,254,656
tw telecom holdings, Inc. 5.375%, due 10/1/22	23,135,000	23,482,025
Virgin Media Secured Finance PLC
5.25%, due 1/15/21	33,507,000	34,428,442
5.375%, due 4/15/21 (a)	4,965,000	5,089,125

		626,345,068

Transportation 0.7%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (a)	43,289,000	44,479,447
9.75%, due 5/1/20 (a)	22,325,000	22,994,750

		67,474,197

Trucking & Leasing 0.5%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	15,865,000	17,292,850
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	25,970,000	29,703,188

		46,996,038

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Vitamins & Nutrition Products 0.6%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	$54,129,000	$56,023,515

Total Corporate Bonds (Cost $7,867,660,189)		8,231,126,655

Loan Assignments 3.1% (h)
Aerospace & Defense 0.2%
DAE Aviation Holdings, Inc. 2nd Lien Term Loan 7.75%, due 8/5/19	20,590,000	20,795,900

Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 3.50%, due 5/24/17	23,026,448	22,976,090

Auto Parts & Equipment 0.8%
Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 12/31/14	71,055,750	72,476,865

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 3/10/21	13,500,000	13,457,813

Distribution & Wholesale 0.3%
American Tire Distributors Holdings, Inc. Term Loan B 5.75%, due 6/1/18	17,150,000	17,171,438
Performance Food Group Co. 2nd Lien Term Loan 6.25%, due 11/14/19	9,428,750	9,487,680

		26,659,118

Diversified Financial Services 0.1%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,915,250	5,931,890

Finance—Other Services 0.2%
BATS Global Markets, Inc. New Term Loan 5.00%, due 1/31/20	14,450,000	14,016,500

	Principal Amount	Value

Leisure Time 0.1%
Bauer Performance Sports Ltd. Term Loan B 4.50%, due 4/15/21	$7,000,000	$6,991,250

Lodging 0.4%
Cannery Casino Resorts LLC
New Term Loan B 6.00%, due 10/2/18	10,134,940	9,919,573
New 2nd Lien Term Loan 10.00%, due 10/2/19	19,215,000	17,725,837
Four Seasons Holdings, Inc.
New 1st Lien Term Loan 3.50%, due 6/27/20	5,970,000	5,925,225
2nd Lien Term Loan 6.25%, due 12/28/20	3,500,000	3,543,750

		37,114,385

Metal Fabricate & Hardware 0.2%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (c)(e)	16,820,206	16,694,054

Miscellaneous—Manufacturing 0.4%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	33,757,747	34,095,325

Retail 0.1%
Dunkin’ Brands, Inc. Term Loan C 2.653%, due 9/30/17	5,869,152	5,866,006

Total Loan Assignments (Cost $274,746,361)		277,075,196

Yankee Bonds 0.8% (i)
Forest Products & Paper 0.5%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	38,630,000	43,845,050

Insurance 0.2%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,497,000	10,768,259
8.30%, due 4/15/26	5,395,000	6,392,309

		17,160,568

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Pharmaceuticals 0.1%
Catamaran Corp. 4.75%, due 3/15/21	$5,925,000	$5,969,438

Total Yankee Bonds (Cost $55,972,378)		66,975,056

Total Long-Term Bonds (Cost $8,202,951,949)		8,581,859,914

	Shares
Common Stocks 0.2%
Coal 0.0%‡
Upstate NY Power Producers (c)(d)(e)(g)	51,473	977,987

Entertainment 0.0%‡
Affinity Gaming LLC (c)(e)(g)	275,000	2,543,750

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(e)(g)	446,020	356,816

Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(g)	2,267	857,561

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(g)	717,799	9,195,005

Mining 0.1%
Goldcorp, Inc.	215,810	5,334,823

Total Common Stocks (Cost $19,001,217)		19,265,942

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	11,397,354

Total Preferred Stock (Cost $10,172,918)		11,397,354

	Number of Warrants	Value

Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(e)(g)	12,510	$1,563,750

Total Warrants (Cost $0)		1,563,750

	Principal Amount
Short-Term Investment 4.3%
Repurchase Agreement 4.3%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $388,700,744 (Collateralized by Government Agency securities with rates between 2.12% and 2.14% and a maturity date of 11/7/22, with a Principal Amount of $419,740,000 and a Market Value of $396,478,778)	$388,700,744	388,700,744

Total Short-Term Investment (Cost $388,700,744)		388,700,744

Total Investments (Cost $8,620,826,828) (j)	99.5%	9,002,787,704
Other Assets, Less Liabilities	0.5	49,570,887
Net Assets	100.0%	$9,052,358,591

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Illiquid security—The total market value of these securities as of April 30, 2014, was $83,803,910, which represented 0.9% of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued securities was $55,093,606, which represented 0.6% of the Fund’s net assets.

(e)	Restricted security.

(f)	Issue in default.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	As of April 30, 2014, cost was $8,616,860,532 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$430,576,710
Gross unrealized depreciation	(44,649,538)

Net unrealized appreciation	$385,927,172

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond (b)	$—	$—	$6,683,007	$6,683,007
Corporate Bonds (c)	—	8,194,103,425	37,023,230	8,231,126,655
Loan Assignments (d)	—	163,087,243	113,987,953	277,075,196
Yankee Bonds	—	66,975,056	—	66,975,056

Total Long-Term Bonds	—	8,424,165,724	157,694,190	8,581,859,914

Common Stocks (e)	7,878,573	—	11,387,369	19,265,942
Preferred Stock	11,397,354	—	—	11,397,354
Warrants	1,563,750	—	—	1,563,750
Short-Term Investment
Repurchase Agreement	—	388,700,744	—	388,700,744

Total Investments in Securities	$20,839,677	$8,812,866,468	$169,081,559	$9,002,787,704

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $6,683,007 is held in Electric within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $389,256 and $36,633,974 are held in Commercial Services and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $20,795,900, $72,476,865, $17,171,438 and $3,543,750 are held in Aerospace & Defense, Auto Parts & Equipment, Distribution & Wholesale and Lodging, respectively, within Loan Assignments whose values were obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $977,987, $356,816, $857,561 and $9,195,005 are held in Coal, Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, a security with a market value of $71,943,947 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from an independent pricing service utilizing a single broker quote with significant unobservable inputs. The fair value obtained for these securities from an independent pricing service as of October 31, 2013, utilized the average of multiple bid quotations.

During the period ended April 30, 2014, a security with a value of $42,982,056 transferred from Level 3 to Level 2. The transfer occurred as a result of the value of this security being obtained from an independent pricing source using observable inputs as of April 30, 2014. As of October 31, 2013, the valuation of this security was obtained using fair valued prices due to market quotations not being readily available.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2014 (a)
Long-Term Bonds
Convertible Bonds
Electric	$6,075,462	$—	$—		$194,248	$413,297	(b)	$—		$—	$—	$6,683,007	$194,248
Internet	6,154	—	(0	)(c)(d)	(6,154)	—		—		—	—	—	—
Corporate Bonds
Commercial Services	389,256	—	—		—	—		—		—	—	389,256	—
Engineering & Construction	42,982,056	—	—		—	—		—		—	(42,982,056)	—	—
Entertainment	36,731,754	10,407	9,572		21,926	—		(139,685)		—	—	36,633,974	(10,407)
Loan Assignments
Aerospace & Defense	—	7,129	—		379,471	20,409,300		—		—	—	20,795,900	379,471
Auto Parts & Equipment	—	490,531	—		42,387	—		—		71,943,947	—	72,476,865	42,387
Distribution and Wholesale	—	265	—		6,860	17,164,313		—		—	—	17,171,438	6,860
Finance—Other Services	14,522,250	37,748	714,120		(824,118)	—		(14,450,000	)(e)	—	—	—	—
Lodging	9,640,000	3,113	41		(112,962)	—		(5,986,442	)(e)	—	—	3,543,750	(46,083)
Pharmaceuticals	14,344,234	25,402	340,039		(577,425)	—		(14,132,250	)(e)	—	—	—	—
Common Stocks
Coal	977,987	—	—		—	—		—		—	—	977,987	—
Lodging	579,826	—	—		(223,010)	—		—		—	—	356,816	(223,010)
Media	—	—	—		854,126	3,435		—		—	—	857,561	854,126
Metal, Fabricate & Hardware	9,195,005	—	—		—	—		—		—	—	9,195,005	—
Warrants
Media	23	—	—		3,412	—		(3,435)		—	—	—	—

Total	$135,444,007	$574,595	$1,063,772		$(241,239)	$37,990,345		$(34,711,812)		$71,943,947	$(42,982,056)	$169,081,559	$1,197,592

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	At Home Corp. was written off on March 3, 2014.

(d)	Less than one dollar.

(e)	Sales include principal reductions.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $8,620,826,828)	$9,002,787,704
Receivables:
Dividends and interest	156,252,866
Investment securities sold	36,739,617
Fund shares sold	15,615,463
Other assets	179,726

Total assets	9,211,575,376

Liabilities
Payables:
Investment securities purchased	124,672,673
Fund shares redeemed	19,986,274
Manager (See Note 3)	4,062,362
Transfer agent (See Note 3)	2,494,572
NYLIFE Distributors (See Note 3)	1,734,786
Shareholder communication	267,936
Professional fees	140,204
Trustees	17,115
Accrued expenses	52,768
Dividend payable	5,788,095

Total liabilities	159,216,785

Net assets	$9,052,358,591

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,804,721
Additional paid-in capital	8,767,036,224

8,781,840,945
Distributions in excess of net investment income	(50,611,623)
Accumulated net realized gain (loss) on investments	(60,831,607)
Net unrealized appreciation (depreciation) on investments	381,960,876

Net assets	$9,052,358,591

Investor Class
Net assets applicable to outstanding shares	$305,178,273

Shares of beneficial interest outstanding	49,448,143

Net asset value per share outstanding	$6.17
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.46

Class A
Net assets applicable to outstanding shares	$4,064,819,130

Shares of beneficial interest outstanding	664,829,365

Net asset value per share outstanding	$6.11
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.40

Class B
Net assets applicable to outstanding shares	$187,947,795

Shares of beneficial interest outstanding	30,893,232

Net asset value and offering price per share outstanding	$6.08

Class C
Net assets applicable to outstanding shares	$826,003,482

Shares of beneficial interest outstanding	135,729,769

Net asset value and offering price per share outstanding	$6.09

Class I
Net assets applicable to outstanding shares	$3,652,598,297

Shares of beneficial interest outstanding	596,986,414

Net asset value and offering price per share outstanding	$6.12

Class R1
Net assets applicable to outstanding shares	$29,343

Shares of beneficial interest outstanding	4,800

Net asset value and offering price per share outstanding	$6.11

Class R2
Net assets applicable to outstanding shares	$13,337,410

Shares of beneficial interest outstanding	2,180,996

Net asset value and offering price per share outstanding	$6.12

Class R6
Net assets applicable to outstanding shares	$2,444,861

Shares of beneficial interest outstanding	399,406

Net asset value and offering price per share outstanding	$6.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$294,095,781
Dividends (a)	999,779

Total income	295,095,560

Expenses
Manager (See Note 3)	24,135,625
Distribution/Service—Investor Class (See Note 3)	377,765
Distribution/Service—Class A (See Note 3)	5,031,034
Distribution/Service—Class B (See Note 3)	953,962
Distribution/Service—Class C (See Note 3)	4,043,710
Distribution/Service—Class R2 (See Note 3)	18,345
Transfer agent (See Note 3)	7,477,338
Shareholder communication	772,397
Professional fees	204,485
Registration	139,377
Trustees	80,985
Custodian	38,652
Shareholder service (See Note 3)	7,352
Miscellaneous	115,155

Total expenses	43,396,182

Net investment income (loss)	251,699,378

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	77,480,732
Net change in unrealized appreciation (depreciation) on investments	16,369,891

Net realized and unrealized gain (loss) on investments	93,850,623

Net increase (decrease) in net assets resulting from operations	$345,550,001

(a)	Dividends recorded net of foreign withholding taxes in the amount of $19,337.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$251,699,378	$513,166,416
Net realized gain (loss) on investments	77,480,732	173,772,699
Net change in unrealized appreciation (depreciation) on investments	16,369,891	(94,237,946)

Net increase (decrease) in net assets resulting from operations	345,550,001	592,701,169

Dividends to shareholders:
From net investment income:
Investor Class	(10,004,306)	(20,852,106)
Class A	(133,852,687)	(281,250,098)
Class B	(5,614,097)	(13,085,525)
Class C	(23,882,522)	(51,239,807)
Class I	(120,869,134)	(233,684,269)
Class R1	(971)	(1,924)
Class R2	(479,788)	(1,056,452)
Class R6	(50,519)	(771)

Total dividends to shareholders	(294,754,024)	(601,170,952)

Capital share transactions:
Net proceeds from sale of shares	1,053,395,185	2,899,836,530
Net asset value of shares issued to shareholders in reinvestment of dividends	258,452,973	504,021,939
Cost of shares redeemed	(1,093,817,054)	(3,037,427,701)

Increase (decrease) in net assets derived from capital share transactions	218,031,104	366,430,768

Net increase (decrease) in net assets	268,827,081	357,960,985

Net Assets
Beginning of period	8,783,531,510	8,425,570,525

End of period	$9,052,358,591	$8,783,531,510

Distributions in excess of net investment income at end of period	$(50,611,623)	$(7,556,977)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.14		$6.13	$5.88	$5.97	$5.60	$4.63

Net investment income (loss) (a)	0.17		0.36	0.39	0.41	0.41	0.40
Net realized and unrealized gain (loss) on investments	0.06		0.07	0.28	(0.08)	0.38	1.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.23		0.43	0.67	0.33	0.79	1.41

Less dividends and distributions:
From net investment income	(0.20)		(0.42)	(0.42)	(0.42)	(0.41)	(0.41)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.20)		(0.42)	(0.42)	(0.42)	(0.42)	(0.44)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.17		$6.14	$6.13	$5.88	$5.97	$5.60

Total investment return (c)	3.84	%(d)	7.24%	11.82%	5.69%	14.73%	32.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.67	%††	5.88%	6.53%	6.80%	7.03%	8.18%
Net expenses	1.01	%††	1.02%	1.03%	1.05%	1.08%	1.15%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$305,178		$307,643	$301,074	$285,656	$282,489	$265,507

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.08		$6.08	$5.84	$5.92	$5.56	$4.60

Net investment income (loss) (a)	0.17		0.36	0.39	0.41	0.40	0.40
Net realized and unrealized gain (loss) on investments	0.06		0.06	0.27	(0.07)	0.39	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.23		0.42	0.66	0.34	0.79	1.40

Less dividends and distributions:
From net investment income	(0.20)		(0.42)	(0.42)	(0.42)	(0.42)	(0.41)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.20)		(0.42)	(0.42)	(0.42)	(0.43)	(0.44)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.11		$6.08	$6.08	$5.84	$5.92	$5.56

Total investment return (c)	3.87	%(d)	7.15%	11.76%	5.94%	14.69%	32.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.69	%††	5.89%	6.56%	6.86%	7.07%	8.19%
Net expenses	0.99	%††	1.01%	1.00%	0.99%	1.03%	1.08%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$4,064,819		$4,055,185	$4,086,134	$3,355,007	$3,409,419	$3,169,962

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.05		$6.05	$5.81	$5.90	$5.54	$4.57

Net investment income (loss) (a)	0.15		0.31	0.34	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.06		0.06	0.27	(0.08)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.21		0.37	0.61	0.28	0.74	1.36

Less dividends and distributions:
From net investment income	(0.18)		(0.37)	(0.37)	(0.37)	(0.37)	(0.36)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.18)		(0.37)	(0.37)	(0.37)	(0.38)	(0.39)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.08		$6.05	$6.05	$5.81	$5.90	$5.54

Total investment return (c)	3.48	%(d)	6.36%	10.94%	4.95%	13.81%	31.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.92	%††	5.13%	5.78%	6.05%	6.27%	7.49%
Net expenses	1.76	%††	1.77%	1.78%	1.80%	1.83%	1.91%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$187,948		$197,273	$221,723	$267,752	$375,368	$453,918

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.05		$6.05	$5.81	$5.90	$5.54	$4.57

Net investment income (loss) (a)	0.15		0.31	0.34	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.07		0.06	0.27	(0.08)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.22		0.37	0.61	0.28	0.74	1.36

Less dividends and distributions:
From net investment income	(0.18)		(0.37)	(0.37)	(0.37)	(0.37)	(0.36)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.18)		(0.37)	(0.37)	(0.37)	(0.38)	(0.39)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.09		$6.05	$6.05	$5.81	$5.90	$5.54

Total investment return (c)	3.65	%(d)	6.36%	10.93%	4.95%	13.81%	31.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.92	%††	5.13%	5.78%	6.05%	6.28%	7.29%
Net expenses	1.76	%††	1.77%	1.78%	1.80%	1.83%	1.90%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$826,003		$814,589	$819,807	$654,224	$698,491	$651,209

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.08		$6.08	$5.84	$5.92	$5.56	$4.60

Net investment income (loss) (a)	0.18		0.37	0.40	0.42	0.42	0.41
Net realized and unrealized gain (loss) on investments	0.07		0.07	0.28	(0.06)	0.38	1.00
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.25		0.44	0.68	0.36	0.80	1.41

Less dividends and distributions:
From net investment income	(0.21)		(0.44)	(0.44)	(0.44)	(0.43)	(0.42)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.21)		(0.44)	(0.44)	(0.44)	(0.44)	(0.45)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.12		$6.08	$6.08	$5.84	$5.92	$5.56

Total investment return (c)	4.16	%(d)	7.40%	12.02%	6.19%	14.98%	32.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.94	%††	6.13%	6.81%	7.11%	7.34%	8.38%
Net expenses	0.74	%††	0.76%	0.75%	0.74%	0.78%	0.83%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$3,652,598		$3,393,780	$2,982,526	$1,775,230	$1,736,365	$1,141,889

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R1	Six months ended April 30, 2014*		Year ended October 31, 2013	June 29, 2012** through October 31, 2012
Net asset value at beginning of period	$6.08		$6.08	$5.92

Net investment income (loss) (a)	0.18		0.37	0.14
Net realized and unrealized gain (loss) on investments	0.06		0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00	‡

Total from investment operations	0.24		0.43	0.30

Less dividends:
From net investment income	(0.21)		(0.43)	(0.14)

Net asset value at end of period	$6.11		$6.08	$6.08

Total investment return (b)	3.95	%(c)	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.84	%††	6.03%	6.49	%††
Net expenses	0.84	%††	0.86%	0.87	%††
Portfolio turnover rate	17%		40%	29%
Net assets at end of period (in 000’s)	$29		$28	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$6.08		$6.08	$5.84	$5.93	$5.56	$4.60

Net investment income (loss) (a)	0.17		0.35	0.38	0.40	0.40	0.39
Net realized and unrealized gain (loss) on investments	0.07		0.07	0.28	(0.07)	0.39	1.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.24		0.42	0.66	0.33	0.79	1.40

Less dividends and distributions:
From net investment income	(0.20)		(0.42)	(0.42)	(0.42)	(0.41)	(0.41)
Return of capital	—		—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.20)		(0.42)	(0.42)	(0.42)	(0.42)	(0.44)

Redemption fee (b)	—		—	—	—	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.12		$6.08	$6.08	$5.84	$5.93	$5.56

Total investment return (c)	3.99	%(d)	7.06%	11.66%	5.67%	14.78%	32.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.59	%††	5.79%	6.46%	6.76%	6.99%	7.59%
Net expenses	1.09	%††	1.11%	1.10%	1.09%	1.13%	1.18%
Portfolio turnover rate	17%		40%	29%	45%	41%	41%
Net assets at end of period (in 000’s)	$13,337		$15,008	$14,280	$9,927	$9,120	$6,240

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

34	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2014*	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$6.09	$6.11

Net investment income (loss) (a)	0.19	0.14
Net realized and unrealized gain (loss) on investments	0.05	0.03

Total from investment operations	0.24	0.17

Less dividends:
From net investment income	(0.21)	(0.19)

Net asset value at end of period	$6.12	$6.09

Total investment return (b)(c)	4.09%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.12%††	6.24%††
Net expenses	0.58%††	0.59%††
Portfolio turnover rate	17%	40%
Net assets at end of period (in 000’s)	$2,445	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

36	MainStay High Yield Corporate Bond Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $55,093,606 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the engaged independant pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund held securities with a value of $113,987,953 that were valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

38	MainStay High Yield Corporate Bond Fund

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2014, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instru-

ments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(M)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments.

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.55% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $24,135,625.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$14
Class R2	7,338

40	MainStay High Yield Corporate Bond Fund

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $58,300 and $425,940, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $33,322, $112,558 and $39,921, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$280,629
Class A	3,353,435
Class B	177,245
Class C	750,794
Class I	2,902,982
Class R1	24
Class R2	12,229

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$5,687,192	0.2%
Class R1	29,343	100.0
Class R6	26,596	1.1

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $143,390,780 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$143,391	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$601,170,952

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2014, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost	4/30/14 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750	$2,543,750	0.0	%‡
ASG Corp. Warrant Expires 5/15/18	4/30/10	12,510	—	1,563,750	0.0	‡
ION Media Networks, Inc. Common Stock	3/11/14	2,267	3,435	857,561	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	356,816	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,757	9,195,005	0.1
Neenah Foundry Co. Term Loan Loan Assignments 6.75%, due 4/26/17	5/10/13	$16,820,206	16,249,516	16,694,054	0.2
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) Corporate Bond 6.50%	1/23/08	$460,000	—	6,762	0.0	‡
Corporate Bond 9.75%	9/4/09	$26,020,000	—	382,494	0.0	‡
Somerset Cayuga Holding Co., Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	6/29/12-12/15/13	$4,546,264	4,573,021	6,683,007	0.1
Sterling Entertainment Enterprise LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate NY Power Producers Common Stock	5/11/99-2/28/11	51,473	875,042	977,987	0.0	‡
Total			$66,766,561	$75,573,686	0.8%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit

Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $1,645,597 and $1,479,156, respectively.

42	MainStay High Yield Corporate Bond Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,303,475	$20,350,461
Shares issued to shareholders in reinvestment of dividends and distributions	1,493,449	9,172,902
Shares redeemed	(3,495,064)	(21,507,235)

Net increase (decrease) in shares outstanding before conversion	1,301,860	8,016,128
Shares converted into Investor Class (See Note 1)	780,630	4,801,903
Shares converted from Investor Class (See Note 1)	(2,770,976)	(17,023,980)

Net increase (decrease)	(688,486)	$(4,205,949)

Year ended October 31, 2013:
Shares sold	6,464,668	$39,906,460
Shares issued to shareholders in reinvestment of dividends and distributions	3,094,163	18,986,445
Shares redeemed	(7,095,281)	(43,666,594)

Net increase (decrease) in shares outstanding before conversion	2,463,550	15,226,311
Shares converted into Investor Class (See Note 1)	3,766,462	23,193,781
Shares converted from Investor Class (See Note 1)	(5,207,042)	(31,988,318)

Net increase (decrease)	1,022,970	$6,431,774

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	55,824,459	$340,316,829
Shares issued to shareholders in reinvestment of dividends and distributions	18,925,427	115,106,132
Shares redeemed	(80,533,072)	(490,771,798)

Net increase (decrease) in shares outstanding before conversion	(5,783,186)	(35,348,837)
Shares converted into Class A (See Note 1)	3,579,588	21,792,141

Net increase (decrease)	(2,203,598)	$(13,556,696)

Year ended October 31, 2013:
Shares sold	176,899,981	$1,079,330,549
Shares issued to shareholders in reinvestment of dividends and distributions	37,600,362	228,639,903
Shares redeemed	(226,349,874)	(1,379,492,285)

Net increase (decrease) in shares outstanding before conversion	(11,849,531)	(71,521,833)
Shares converted into Class A (See Note 1)	7,986,442	48,713,215
Shares converted from Class A (See Note 1)	(1,363,094)	(8,326,527)

Net increase (decrease)	(5,226,183)	$(31,135,145)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,933,552	$11,731,787
Shares issued to shareholders in reinvestment of dividends and distributions	822,101	4,975,036
Shares redeemed	(2,891,929)	(17,535,596)

Net increase (decrease) in shares outstanding before conversion	(136,276)	(828,773)
Shares converted from Class B (See Note 1)	(1,579,530)	(9,570,064)

Net increase (decrease)	(1,715,806)	$(10,398,837)

Year ended October 31, 2013:
Shares sold	6,323,004	$38,471,123
Shares issued to shareholders in reinvestment of dividends and distributions	1,855,402	11,235,612
Shares redeemed	(7,020,671)	(42,574,998)

Net increase (decrease) in shares outstanding before conversion	1,157,735	7,131,737
Shares converted from Class B (See Note 1)	(5,198,658)	(31,592,151)

Net increase (decrease)	(4,040,923)	$(24,460,414)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	10,347,323	$62,794,660
Shares issued to shareholders in reinvestment of dividends and distributions	3,129,660	18,951,948
Shares redeemed	(12,357,907)	(74,923,001)

Net increase (decrease)	1,119,076	$6,823,607

Year ended October 31, 2013:
Shares sold	25,883,806	$157,661,057
Shares issued to shareholders in reinvestment of dividends and distributions	6,279,139	38,021,472
Shares redeemed	(33,021,320)	(200,410,718)

Net increase (decrease)	(858,375)	$(4,728,189)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	100,648,056	$613,426,383
Shares issued to shareholders in reinvestment of dividends and distributions	18,043,449	109,853,059
Shares redeemed	(79,563,705)	(484,561,169)

Net increase (decrease)	39,127,800	$238,718,273

Year ended October 31, 2013:
Shares sold	257,666,944	$1,577,377,732
Shares issued to shareholders in reinvestment of dividends and distributions	33,919,506	206,353,124
Shares redeemed	(224,166,121)	(1,364,179,264)

Net increase (decrease)	67,420,329	$419,551,592

mainstayinvestments.com	43

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	159	$971

Net increase (decrease)	159	$971

Year ended October 31, 2013:
Shares issued to shareholders in reinvestment of dividends and distributions	317	$1,924

Net increase (decrease)	317	$1,924

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	393,978	$2,397,911
Shares issued to shareholders in reinvestment of dividends and distributions	56,289	342,406
Shares redeemed	(737,367)	(4,496,086)

Net increase (decrease)	(287,100)	$(1,755,769)

Year ended October 31, 2013:
Shares sold	1,155,793	$7,064,609
Shares issued to shareholders in reinvestment of dividends and distributions	128,602	782,688
Shares redeemed	(1,164,547)	(7,103,842)

Net increase (decrease)	119,848	$743,455

Class R6	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	390,535	$2,377,154
Shares issued to shareholders in reinvestment of dividends and distributions	8,264	50,519
Shares redeemed	(3,613)	(22,169)

Net increase (decrease)	395,186	$2,405,504

Period ended October 31, 2013 (a):
Shares sold	4,092	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	128	771

Net increase (decrease)	4,220	$25,771

(a)	Class R6 shares were first offered on June 17, 2013.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates , including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

46	MainStay High Yield Corporate Bond Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48	MainStay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34260 MS164-14	MSHY10-06/14 NL008

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3,4]	No Sales Charge	0.00%	0.01%	0.01%	1.40%	0.90%
Class A Shares[3]	No Sales Charge	0.00	0.01	0.01	1.41	0.65
Class B Shares[3]	No Sales Charge	0.00	0.01	0.01	1.40	0.90
Class C Shares[3]	No Sales Charge	0.00	0.01	0.01	1.40	0.90

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2014, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Investor Class, Class A, B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.78%, –0.55%, –0.78%, and –0.78%, for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.78%, –0.55%, –0.78%, and –0.78%, for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.01%	0.02%	1.40%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.00	$0.55	$1,024.20	$0.55

Class A Shares	$1,000.00	$1,000.00	$0.55	$1,024.20	$0.55

Class B Shares	$1,000.00	$1,000.00	$0.55	$1,024.20	$0.55

Class C Shares	$1,000.00	$1,000.00	$0.55	$1,024.20	$0.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.11% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

As of April 30, 2014, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2014, all share classes returned 0.00%. All share classes underperformed the 0.01% return of the average Lipper1 money market fund for the six months ended April 30, 2014. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

Were there any changes to the Fund during the reporting period?

As of May 1, 2014, the Fund’s portfolio managers transitioned from an unincorporated division within New York Life Investments2 to a newly organized direct, wholly owned subsidiary of New York Life Insurance Company named NYL Investors LLC. For more information, please see the Supplement dated April 7, 2014, to the Summary Prospectus and Prospectus dated February 28, 2014.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, short-term interest rates remained at historically low levels, and Federal Reserve policy remained accommodative—a scenario that has remained unchanged for some time. There were, however, a few factors that remained in the shadows, having a smaller impact on the money markets during the reporting period. Among these were a flattening U.S. Treasury-bill yield curve,3 shrinking U.S. Treasury bill and repurchase agreement supply and the impact of the new Federal Reserve reverse repurchase agreement facility. The shrinking U.S. Treasury bill supply, along with the continuing regulatory pressure on dealers to reduce their balance sheets—which in turn pressured repurchase agreement rates—caused spreads4 to tighten across all asset sectors. The downward pressure on rates was reduced somewhat by the rates on the Federal Reserve reverse repurchase agreement facility.

What was the Fund’s duration5 strategy during the reporting period?

We kept the Fund’s duration target between 45 and 55 days. This strategy enabled the Fund to participate in the primary asset-backed securities market, where the final maturities are generally longer than their weighted average maturities. Our duration strategy also allowed for the Fund to continue to participate in the 13-month maturity U.S. Treasury coupon market, which we used to round out the required liquidity bucket at premium yields to repurchase agreements, shorter-maturity commercial paper and U.S. Treasury bills. Overall, our duration strategy contributed positively, albeit modestly, to the Fund’s performance. (Contributions take weightings and total returns into account.) At the end of the reporting period, the duration of the Fund stood at 49 days, compared to 48 days at the end of the prior reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The flattening of the U.S. Treasury yield curve during the reporting period slowed the Fund’s investment in the 13-month U.S. Treasury coupon sector, which was offset by the Fund’s investments in the 60-day-and-shorter agency discount note sector. Diminished supply in the short corporate floating-rate sector was offset by the Fund’s increased investment in floating-rate certificates of deposit. As spreads tightened in the asset-backed securities sector, we reduced the Fund’s participation in asset-backed securities

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The strongest contributing sector during the reporting period was floating-rate corporate bonds, as this sector tightened less than other sectors within the Fund’s investment universe. The industrial sector of the commercial paper market (a staple for the Fund) rallied along with the U.S. Treasury bill market and detracted from the Fund’s performance.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included Wells Fargo floating-rates notes due 6/16/14; Bank of Montreal floating-rate notes due 8/4/14; and Toronto Dominion floating-rate notes due 2/3/15. Other significant purchases included a Ford Credit Auto Owner Trust 2014-A Class A1 ABS note; a Volvo Financial Equipment LLC 2014-1A Class A1 ABS note; and a USAA Auto Owner Trust 2014-1 Class A1 ABS note. Since the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s weightings in certificates of deposit, commercial paper and agency securities. During the reporting period, we decreased the Fund’s weightings in U.S. Treasury bills, corporate bonds and asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Money Market Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 100.1%†
Certificates of Deposit 8.0%
Bank of Montreal 0.172%, due 8/4/14 (a)	$5,720,000	$5,720,000
Toronto-Dominion Bank (The) 0.202%, due 9/2/14 (a)	3,980,000	3,980,000
0.211%, due 2/3/15 (a)	3,815,000	3,815,000
0.212%, due 11/18/14 (a)	3,815,000	3,815,000
Wells Fargo Bank NA 0.182%, due 6/16/14 (a)	3,790,000	3,790,000
0.228%, due 4/2/15 (a)	3,875,000	3,875,000
0.234%, due 3/6/15 (a)	3,815,000	3,815,000

		28,810,000

Financial Company Commercial Paper 23.8%
Bank of Nova Scotia 0.15%, due 6/12/14 (b)	5,710,000	5,709,001
Caterpillar Financial Services Corp. 0.12%, due 7/28/14 (b)	4,000,000	3,998,827
CPPIB Capital, Inc. 0.10%, due 5/20/14 (b)(c)	5,860,000	5,859,691
GlaxoSmithKline Finance PLC 0.11%, due 6/17/14 (b)(c)	6,000,000	5,999,138
John Deere Bank SA 0.08%, due 5/16/14 (b)(c)	4,000,000	3,999,867
0.09%, due 5/14/14 (b)(c)	3,860,000	3,859,874
0.09%, due 5/20/14 (b)(c)	4,000,000	3,999,810
Massachusetts Mutual Life Insurance Co. 0.12%, due 5/7/14 (b)(c)	5,000,000	4,999,900
National Rural Utilities Cooperative Finance Corp. 0.10%, due 5/2/14 (b)	1,935,000	1,934,995
0.10%, due 5/7/14 (b)	6,000,000	5,999,900
Nationwide Life Insurance Co. 0.12%, due 5/13/14 (b)(c)	4,300,000	4,299,828
0.15%, due 5/22/14 (b)(c)	6,000,000	5,999,475
PACCAR Financial Corp. 0.07%, due 5/22/14 (b)	2,000,000	1,999,918
PNC BANK NA 0.261%, due 9/15/14 (b)	5,720,000	5,714,340
Siemens Capital Co., LLC 0.09%, due 5/23/14 (b)(c)	11,625,000	11,624,361
U.S. Bank NA 0.13%, due 5/30/14 (b)	5,850,000	5,850,000
0.13%, due 6/9/14 (b)	3,900,000	3,900,000

		85,748,925

	Principal Amount	Amortized Cost

Government Agency Debt 2.6%
Farmer Mac 0.045%, due 5/14/14	$4,500,000	$4,499,927
0.13%, due 6/6/14	5,000,000	4,999,350

		9,499,277

Other Commercial Paper 37.8%
3M Co. 0.06%, due 5/5/14 (b)(c)	4,000,000	3,999,973
Air Products & Chemicals, Inc. 0.10%, due 5/19/14 (b)(c)	6,000,000	5,999,700
Army and Air Force Exchange Service 0.08%, due 5/12/14 (b)(c)	3,890,000	3,889,905
0.09%, due 6/17/14 (b)(c)	3,905,000	3,904,541
ConocoPhillips Qatar Funding Ltd. 0.08%, due 5/2/14 (b)(c)	5,750,000	5,749,987
Henkel of America, Inc. 0.12%, due 5/28/14 (b)(c)	2,000,000	1,999,820
0.14%, due 5/28/14 (b)(c)	4,000,000	3,999,580
0.15%, due 6/24/14 (b)(c)	4,000,000	3,999,100
Honeywell International, Inc. 0.12%, due 6/27/14 (b)(c)	1,600,000	1,599,696
International Business Machines Corp. 0.09%, due 5/1/14 (b)(c)	4,000,000	4,000,000
L’Oreal U.S.A., Inc. 0.09%, due 5/13/14 (b)(c)	3,890,000	3,889,883
McDonald’s Corp. 0.10%, due 6/25/14 (b)(c)	3,875,000	3,874,408
Merck & Co., Inc. 0.07%, due 5/9/14 (b)(c)	5,860,000	5,859,909
NSTAR Electric Co. 0.12%, due 5/2/14 (b)	5,000,000	4,999,983
PepsiCo, Inc. 0.08%, due 5/12/14 (b)(c)	5,830,000	5,829,858
Procter & Gamble Co. (The) 0.10%, due 6/23/14 (b)(c)	5,830,000	5,829,142
Province of Ontario Canada 0.09%, due 5/20/14 (b)	4,475,000	4,474,787
Schlumberger Investment SA 0.10%, due 5/27/14 (b)(c)	3,890,000	3,889,719
Southern California Edison Co. 0.15%, due 5/2/14 (b)(c)	7,400,000	7,399,969
0.15%, due 5/7/14 (b)(c)	4,690,000	4,689,883
Southern Co. (The) 0.14%, due 5/6/14 (b)(c)	6,150,000	6,149,880
Southern Co. Funding Corp. 0.15%, due 5/23/14 (b)(c)	6,000,000	5,999,450
St. Jude Medical, Inc. 0.13%, due 5/28/14 (b)(c)	3,910,000	3,909,619
0.15%, due 5/8/14 (b)(c)	3,890,000	3,889,887
0.20%, due 7/21/14 (b)(c)	2,925,000	2,923,684

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
United Parcel Service, Inc. 0.05%, due 5/16/14 (b)(c)	$5,860,000	$5,859,878
United Technologies Corp. 0.09%, due 6/24/14 (b)(c)	6,800,000	6,799,082
WGL Holdings, Inc. 0.14%, due 5/1/14 (b)(c)	3,000,000	3,000,000
0.14%, due 5/8/14 (b)(c)	4,000,000	3,999,891
0.14%, due 5/16/14 (b)(c)	4,000,000	3,999,767

		136,410,981

Other Notes 4.8%
American Honda Finance Corp. 0.234%, due 12/5/14 (a)	3,815,000	3,815,000
CarMax Auto Owner Trust Series 2013-4, Class A1 0.24%, due 11/17/14	328,083	328,083
Chrysler Capital Auto Receivables Trust Series 2014-AA, Class A1 0.20%, due 3/16/15 (c)	1,233,751	1,233,751
Enterprise Fleet Financing LLC Series 2014-1, Class A1 0.25%, due 2/20/15 (c)	1,403,775	1,403,775
Series 2013-2, Class A1 0.29%, due 8/20/14 (c)	311,854	311,854
Ford Credit Auto Owner Trust Series 2014-A, Class A1 0.23%, due 1/15/15 (c)	369,846	369,846
Series 2013-D, Class A1 0.24%, due 12/15/14 (c)	103,510	103,510
GreatAmerica Leasing Receivables Series 2014-1, Class A1 0.25%, due 3/15/15 (c)	909,935	909,935
Honda Auto Receivables Owner Trust Series 2014-1, Class A1 0.19%, due 3/23/15	880,069	880,069
Series 2013-4, Class A1 0.24%, due 11/18/14	395,921	395,921
M&T Bank Auto Receivables Trust Series 2013-1A, Class A1 0.25%, due 9/15/14 (c)	184,767	184,767
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A1 0.26%, due 12/15/14	354,660	354,660
MMAF Equipment Finance LLC Series 2013-AA, Class A1 0.28%, due 9/5/14 (c)	232,155	232,155
National Rural Utilities Cooperative Finance Corp. 0.278%, due 5/1/15 (a)(b)	3,890,000	3,890,000

	Principal Amount	Amortized Cost

Other Notes (continued)
USAA Auto Owner Trust Series 2014-1, Class A1 0.19%, due 3/16/15	$1,360,695	$1,360,695
Volkswagen Auto Lease Trust Series 2014-A, Class A1 0.20%, due 2/20/15	536,870	536,870
Volvo Financial Equipment LLC Series 2014-1A, Class A1 0.21%, due 3/16/15 (c)	1,109,012	1,109,012

		17,419,903

Treasury Debt 12.3%
United States Treasury Bill 0.021%, due 5/15/14 (b)	2,000,000	1,999,984
United States Treasury Notes 0.125%, due 7/31/14	4,000,000	3,999,792
0.125%, due 12/31/14	3,795,000	3,794,153
0.25%, due 5/31/14	3,835,000	3,835,295
0.25%, due 8/31/14	3,775,000	3,776,124
0.25%, due 9/30/14	3,845,000	3,846,727
0.25%, due 10/31/14	3,895,000	3,897,373
0.25%, due 11/30/14	3,830,000	3,832,388
0.25%, due 1/31/15	3,815,000	3,818,129
0.25%, due 2/28/15	3,840,000	3,843,114
0.25%, due 3/31/15	3,870,000	3,873,751
2.625%, due 6/30/14	4,000,000	4,016,324

		44,533,154

Treasury Repurchase Agreements 10.8%
Bank of America N.A. 0.04%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $15,000,017 (Collateralized by United States Treasury Bill with a rate of 0.00% and a maturity date of 11/13/14, with a Principal Amount of $15,304,300 and a Market Value of $15,300,091)	15,000,000	15,000,000
Deutsche Bank Securities, Inc. 0.05%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $13,966,019 (Collateralized by a United States Treasury Note with a rate of 3.00% and a maturity date of 9/30/16, with a Principal Amount of $13,447,500 and a Market Value of $14,245,394)	13,966,000	13,966,000

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.04%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $10,000,011 (Collateralized by United States Treasury Notes with rates between 0.25% and 4.625% and maturity dates between 5/15/16 and 11/15/16, with a Principal Amount of $10,155,500 and a Market Value of $10,200,079)	$10,000,000	$10,000,000

		38,966,000

Total Short-Term Investments (Amortized Cost $361,388,240) (d)	100.1%	361,388,240
Other Assets, Less Liabilities	(0.1)	(232,484)
Net Assets	100.0%	$361,155,756
(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$28,810,000	$—	$28,810,000
Financial Company Commercial Paper	—	85,748,925	—	85,748,925
Government Agency Debt	—	9,499,277	—	9,499,277
Other Commercial Paper	—	136,410,981	—	136,410,981
Other Notes	—	17,419,903	—	17,419,903
Treasury Debt	—	44,533,154	—	44,533,154
Treasury Repurchase Agreements	—	38,966,000	—	38,966,000

Total Investments in Securities	$—	$361,388,240	$—	$361,388,240

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$6,799,082	1.9%
Automobile ABS	7,463,801	2.1
Banks	49,983,341	13.9
Beverages	5,829,858	1.6
Chemicals	15,998,200	4.4
Computers	4,000,000	1.1
Cosmetics & Personal Care	5,829,142	1.6
Electric	29,239,165	8.1
Electronics	1,599,696	0.5
Finance—Auto Loans	5,814,918	1.6
Finance—Investment Banker/Broker	5,859,691	1.6
Finance—Other Services	17,824,033	4.9
Gas	10,999,658	3.1
Health Care—Products	10,723,190	3.0
Insurance	15,299,203	4.2
Machinery—Construction & Mining	3,998,827	1.1
Machinery—Diversified	11,859,551	3.3
Miscellaneous—Manufacturing	15,624,334	4.3
Oil & Gas	5,749,987	1.6
Oil & Gas Services	3,889,719	1.1
Other ABS	2,251,102	0.6
Pharmaceuticals	5,859,909	1.6
Regional (State & Province)	4,474,787	1.2
Repurchase Agreements	38,966,000	10.8
Retail	15,558,737	4.3
Sovereign	54,032,431	15.0
Transportation	5,859,878	1.6

	361,388,240	100.1
Other Assets, Less Liabilities	(232,484)	(0.1)

Net Assets	$361,155,756	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (amortized cost $322,422,240)	$322,422,240
Repurchase agreements, at value (amortized cost $38,966,000)	38,966,000
Cash	1,044
Receivables:
Fund shares sold	730,008
Interest	60,194
Manager (See Note 3)	58,314
Other assets	66,744

Total assets	362,304,544

Liabilities
Payables:
Fund shares redeemed	913,737
Transfer agent (See Note 3)	161,249
Shareholder communication	40,910
Professional fees	29,575
Trustees	898
Custodian	45
Accrued expenses	2,249
Dividend payable	125

Total liabilities	1,148,788

Net assets	$361,155,756

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,612,027
Additional paid-in capital	357,541,417

361,153,444
Undistributed net investment income	2,498
Accumulated net realized gain (loss) on investments	(186)

Net assets	$361,155,756

Investor Class
Net assets applicable to outstanding shares	$57,810,928

Shares of beneficial interest outstanding	57,820,599

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$202,978,371

Shares of beneficial interest outstanding	203,006,002

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$68,182,988

Shares of beneficial interest outstanding	68,190,199

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$32,183,469

Shares of beneficial interest outstanding	32,185,904

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$257,218

Expenses
Manager (See Note 3)	1,028,949
Transfer agent (See Note 3)	442,486
Registration	53,547
Shareholder communication	30,472
Professional fees	30,091
Custodian	12,876
Trustees	4,146
Miscellaneous	7,758

Total expenses before waiver/reimbursement	1,610,325
Expense waiver/reimbursement from Manager (See Note 3)	(1,372,905)

Net expenses	237,420

Net investment income (loss)	19,798

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(206)

Net increase (decrease) in net assets resulting from operations	$19,592

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,798	$38,344
Net realized gain (loss) on investments	(206)	20

Net increase (decrease) in net assets resulting from operations	19,592	38,364

Dividends to shareholders:
From net investment income:
Investor Class	(1,924)	(3,866)
Class A	(13,727)	(25,645)
Class B	(2,720)	(6,101)
Class C	(1,427)	(2,729)

Total dividends to shareholders	(19,798)	(38,341)

Capital share transactions:
Net proceeds from sale of shares	241,154,114	630,608,506
Net asset value of shares issued to shareholders in reinvestment of dividends	18,939	37,152
Cost of shares redeemed	(335,876,226)	(606,229,520)

Increase (decrease) in net assets derived from capital share transactions	(94,703,173)	24,416,138

Net increase (decrease) in net assets	(94,703,379)	24,416,161

Net Assets
Beginning of period	455,859,135	431,442,974

End of period	$361,155,756	$455,859,135

Undistributed net investment income at end of period	$2,498	$2,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.00	%‡	0.01%		0.01%		0.13%
Net expenses	0.11	%††	0.16%		0.18%		0.18%		0.25%		0.50%
Expenses (before waiver/reimbursement)	0.90	%††	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of period (in 000’s)	$57,811		$58,774		$59,129		$63,169		$64,360		$67,220

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.02%		0.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.18%
Net expenses	0.11	%††	0.15%		0.17%		0.17%		0.25%		0.47%
Expenses (before waiver/reimbursement)	0.63	%††	0.65%		0.69%		0.71%		0.72%		0.73%
Net assets at end of period (in 000’s)	$202,978		$290,028		$259,119		$373,790		$301,795		$279,766

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.14%
Net expenses	0.11	%††	0.16%		0.18%		0.18%		0.25%		0.51%
Expenses (before waiver/reimbursement)	0.90	%††	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of period (in 000’s)	$68,183		$73,803		$84,982		$102,908		$118,529		$144,464

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡
Return of capital	—		—		—		—		(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.01%		0.02%		0.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.15%
Net expenses	0.11	%††	0.15%		0.18%		0.18%		0.25%		0.52%
Expenses (before waiver/reimbursement)	0.90	%††	0.90%		0.91%		0.91%		0.94%		0.95%
Net assets at end of period (in 000’s)	$32,183		$33,254		$28,212		$33,898		$27,307		$33,194

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

20	MainStay Money Market Fund

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

As of May 1, 2014, the portfolio managers from New York Life Investment who manage the Fund will transition from an unincorporated division within New York Life Investments to a newly-organized direct, wholly-owned subsidiary of New York Life named NYL Investors LLC (“NYL Investors”). The Board approved the appointment of NYL Investors as subadvisor to the Fund at meetings held April 1–3, 2014. The Board also approved a new Subadvisory Agreement between New York Life Investments and NYL Investors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets:

Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $1,028,949 and waived its fees and/or reimbursed expenses in the amount of $79,672. Additionally, New York Life Investments reimbursed fees in the amount of $1,293,233, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares were $114 for the six-month period ended April 30, 2014. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Class B and Class C of $15,449, $50,075 and $13,668, respectively for the six-month period ended April 30, 2014.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

22	MainStay Money Market Fund

expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$106,187
Class A	145,760
Class B	130,050
Class C	60,489

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$38,341

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2014:
Shares sold	25,567,756
Shares issued to shareholders in reinvestment of dividends	1,864
Shares redeemed	(21,385,058)

Net increase (decrease) in shares outstanding before conversion	4,184,562
Shares converted into Investor Class (See Note 1)	30,041
Shares converted from Investor Class (See Note 1)	(5,177,829)

Net increase (decrease)	(963,226)

Year ended October 31, 2013:
Shares sold	48,055,250
Shares issued to shareholders in reinvestment of dividends	3,768
Shares redeemed	(43,658,818)

Net increase (decrease) in shares outstanding before conversion	4,400,200
Shares converted into Investor Class (See Note 1)	4,675,952
Shares converted from Investor Class (See Note 1)	(9,430,974)

Net increase (decrease)	(354,822)

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2014:
Shares sold	182,440,386
Shares issued to shareholders in reinvestment of dividends	13,063
Shares redeemed	(274,696,948)

Net increase (decrease) in shares outstanding before conversion	(92,243,499)
Shares converted into Class A (See Note 1)	5,193,910

Net increase (decrease)	(87,049,589)

Year ended October 31, 2013:
Shares sold	511,132,269
Shares issued to shareholders in reinvestment of dividends	24,798
Shares redeemed	(485,284,727)

Net increase (decrease) in shares outstanding before conversion	25,872,340
Shares converted into Class A (See Note 1)	9,586,355
Shares converted from Class A (See Note 1)	(4,550,353)

Net increase (decrease)	30,908,342

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2014:
Shares sold	6,658,964
Shares issued to shareholders in reinvestment of dividends	2,671
Shares redeemed	(12,235,815)

Net increase (decrease) in shares outstanding before conversion	(5,574,180)
Shares converted from Class B (See Note 1)	(46,122)

Net increase (decrease)	(5,620,302)

Year ended October 31, 2013:
Shares sold	19,124,303
Shares issued to shareholders in reinvestment of dividends	6,007
Shares redeemed	(30,028,189)

Net increase (decrease) in shares outstanding before conversion	(10,897,879)
Shares converted from Class B (See Note 1)	(280,980)

Net increase (decrease)	(11,178,859)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2014:
Shares sold	26,487,007
Shares issued to shareholders in reinvestment of dividends	1,341
Shares redeemed	(27,558,403)

Net increase (decrease)	(1,070,055)

Year ended October 31, 2013:
Shares sold	52,296,685
Shares issued to shareholders in reinvestment of dividends	2,579
Shares redeemed	(47,257,784)

Net increase (decrease)	5,041,480

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	23

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life

24	MainStay Money Market Fund

Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

*    *    *

At its meeting on April 3, 2014, the Board unanimously approved a new subadvisory agreement (the “Subadvisory Agreement”) between New York Life Investments and New York Life Investors LLC (“New York Life Investors”) with respect to the Fund. New York Life Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments’ Fixed Income Investors Group (“FIIG”), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective May 1, 2014 (the

26	MainStay Money Market Fund

“Reorganization””). Under the Subadvisory Agreement, New York Life Investors would become subadvisor to the Fund and assume all responsibilities for the day-to-day management of the Fund; New York Life Investments would remain investment adviser to the Fund. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with FIIG’s capabilities and resources, and its evaluation of FIIG in connection with previous contract review processes, including contract review processes that culminated with approval of the Management Agreement between the Fund and New York Life Investments in December 2013. In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, and their considerations were in line with their considerations with respect to the Management Agreement detailed above.

mainstayinvestments.com	27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Money Market Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34051 MS164-14	MSMM10-06/14 NL012

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.28 6.06%	–4.81 –0.33%	5.55 6.52%	3.73 4.20%	0.89 0.89%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.44 6.22	–4.68 –0.19	5.65 6.63	3.78 4.26	0.83 0.83
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.06 6.06	–5.29 –0.50	5.96 6.28	3.94 3.94	1.14 1.14
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.94 5.94	–1.45 –0.49	6.25 6.25	3.94 3.94	1.14 1.14
Class I Shares[4]	No Sales Charge		6.24	0.06	6.88	4.50	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	4.08%	0.50%	5.54%	4.83%
Average Lipper General & Insured Municipal Debt Fund[6]	4.61	–0.57	6.10	4.08

5.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,060.60	$4.34	$1,020.60	$4.26

Class A Shares	$1,000.00	$1,062.20	$4.04	$1,020.90	$3.96

Class B Shares	$1,000.00	$1,060.60	$5.62	$1,019.30	$5.51

Class C Shares	$1,000.00	$1,059.40	$5.62	$1,019.30	$5.51

Class I Shares	$1,000.00	$1,062.40	$2.76	$1,022.10	$2.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.85% for Investor Class, 0.79% for Class A, 1.10% for Class B, 1.10% for Class C and 0.54% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

California	21.7%
Texas	9.4
Illinois	8.3
Michigan	7.8
Puerto Rico	5.3
Florida	5.3
New Jersey	5.1
New York	4.0
U.S. Virgin Islands	3.2
Pennsylvania	3.0
Tennessee	2.7
Louisiana	2.5
Nebraska	2.4
Guam	2.3
District of Columbia	2.1
Massachusetts	2.0
South Carolina	1.7
Indiana	1.3
Maryland	1.0
Georgia	0.8

Wisconsin	0.8%
Ohio	0.7
Washington	0.7
Colorado	0.6
Hawaii	0.6
Alaska	0.5
Connecticut	0.5
Minnesota	0.5
North Carolina	0.4
North Dakota	0.4
Alabama	0.3
New Mexico	0.3
New Hampshire	0.2
Rhode Island	0.2
Kentucky	0.1
Utah	0.1
Wyoming	0.1
Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.00%–5.25%, due 7/1/24–7/1/36

2.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30

3.	Chicago, Illinois O’ Hare International Airport, Revenue Bonds, 5.00%–5.625%, due 1/1/29–1/1/35

4.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/37–9/1/42

5.	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds, 7.00%–7.50%, due 6/30/32–6/30/40
6.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33

7.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/32

8.	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds, 5.50%, due 11/1/38

9.	Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds, 5.00%, due 10/1/31

10.	Chicago Board of Education, Unlimited General Obligation, 5.50%, due 12/1/39

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 6.06% for Investor Class shares, 6.22% for Class A shares, 6.06% for Class B shares and 5.94% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 6.24%. All share classes outperformed the 4.08% return of the Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 4.61% return of the average Lipper2 general & insured municipal debt fund for the six months ended April 30, 2014. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields were added as portfolio managers of the Fund. Also effective February 28, 2014, the Fund’s principal investment strategies were adjusted to expand the Fund’s ability to invest in derivatives, such as futures, options and swap agreements.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the reporting period, as credit spreads3 narrowed and the municipal yield curve4 flattened. In addition, we were able to invest some of the Funds’ liquidity reserves at the end of 2013 to purchase new issues that underwriters were forced to bring to market and that we believed were very attractive. These securities performed exceptionally well in the first four months of 2014.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration for most of the reporting period was longer than that of the Barclays Municipal Bond Index. This was a result of the significant buying opportunity available to investors during the technical dislocation that occurred during the second half of 2013. We have since moved the Fund’s duration to be shorter than that of the Index, after the strong returns realized during the first four months of 2014. As of April 30, 2014, the Fund’s modified duration to worst6 was approximately 4.4 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

At the beginning of the reporting period, it was important to maintain liquidity in the Fund, in light of the potential for higher redemptions going into the end of 2013. As year-end approached and redemptions slowed, we began reducing the Fund’s liquidity reserves by investing in new issues that we viewed as attractive. The Fund also took advantage of lower municipal bond prices by executing tax-loss swaps. The Fund also took advantage of the pressure the market had exerted on Puerto Rico–backed bonds. The Fund was able to purchase attractively priced bonds wrapped by Assured Guaranty, National Public Finance Guarantee and Ambac.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contributions to the Fund’s performance were overweight positions among longer maturities and more credit-sensitive securities. (Contributions take weightings and total returns into account.) In addition, an overweight position in bonds wrapped by insurers added to performance, as these securities outperformed the Index. Hospitals, charter schools and local general obligation bonds also contributed to the Fund’s performance relative to the Barclays Municipal Bond Index. The most significant detractors from the Fund’s relative performance were our currently callable securities. While these securities continued to provide superior yield, their short duration structure kept their prices more muted than the Barclays Municipal Bond Index.

1.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds (or a specific category of corporate bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, and no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to Fund’s sector weightings during the reporting period. Sectors that we continue to favor were marginally increased, including local general obligation bonds and municipal bonds in the transportation and health care sectors. We reduced the Fund’s exposure to the education sector. From a state perspective, we decreased the Fund’s overweight position relative to the Barclays Municipal Bond Index in California in light of the continued strength of those securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, special tax and hospital sectors. From a quality perspective, we still favored credits rated A and BBB7 as of April 30, 2014. As of the same date, the Fund’s duration was slightly shorter than that of the Index.

7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Municipal Bonds 98.9%†
Alabama 0.3%
Jefferson County, Alabama, Revenue Bonds Insured: AGM 5.50%, due 1/1/21	$2,380,000	$2,382,594

Alaska 0.5%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,775,638

California 21.7%
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,402,398
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	16,564,556
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,462,434
California Communities, Installment Sale, Certificates of Participation Series B 5.25%, due 6/1/42	2,500,000	2,637,075
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,815,818
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,388,740
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	1,490,000	1,497,331
California State Public Works Board, University Project, Revenue Bonds Series H 5.00%, due 9/1/29	7,455,000	8,354,520
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,609,720

	Principal Amount	Value

California (continued)
California State, Unlimited General Obligation 6.00%, due 11/1/35	$2,500,000	$2,996,275
6.25%, due 11/1/34	4,000,000	4,861,880
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	1,990,000	2,013,701
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,591,909
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	940,390
Series A (zero coupon), due 8/1/46	8,000,000	917,360
Series A (zero coupon), due 8/1/49	9,000,000	815,220
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/35	14,800,000	4,803,784
Series C (zero coupon), due 8/1/36	15,500,000	4,662,245
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series A 6.00%, due 1/15/49	10,000,000	10,800,800
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/32	6,000,000	2,010,540
Series G (zero coupon), due 8/1/33	10,000,000	3,083,600
Series G (zero coupon), due 8/1/41	23,485,000	4,053,041
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	3,042,750
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,575,630
Imperial Community College District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/29	2,865,000	3,163,017

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	$53,000,000	$6,569,880
Morongo, California Unified School District Election, Unlimited General Obligation Series B, Insured: GTY 5.25%, due 8/1/38	2,880,000	3,100,147
National City Community Development Commission, National City Redevelopment Project, Tax Allocation 7.00%, due 8/1/32	3,500,000	4,227,335
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,198,254
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	8,910,000	9,053,896
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	3,945,000
Peralta Community College District, Unlimited General Obligation Series A, Insured: NATL-RE 5.00%, due 8/1/31	4,655,000	5,004,497
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,580,059
Riverside County Transportation Commission, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,539,820
Sacramento Unified School District, General Obligation Insured: AGM 5.00%, due 7/1/31	3,955,000	4,336,341
Salinas Valley Solid Waste Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/31 (a)	1,750,000	1,938,598
San Bernardino City Unified School District, Election, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,094,860
San Buenaventura Public Facilities Financing Authority, Revenue Bonds Series B 5.00%, due 7/1/35	3,000,000	3,260,520

	Principal Amount	Value

California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 1/15/36	$10,000,000	$2,704,800
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,178,970
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	2,427,837
Stockton, California Unified School District, Election 2005, Unlimited General Obligation Insured: NATL-RE 4.55%, due 9/1/30	11,995,000	12,119,748
Val Verde Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 8/1/38	7,500,000	8,035,875
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	3,500,000	3,907,855
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	1,516,490

		182,805,516

Colorado 0.6%
E-470 Public Highway Authority Colorado, Revenue Bonds Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,150,900
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,772,144

		4,923,044

Connecticut 0.5%
Hartford, CT, Unlimited General Obligation Series A 5.00%, due 4/1/28	2,500,000	2,749,175
Series A 5.00%, due 4/1/29	1,250,000	1,410,161
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	307,401

		4,466,737

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
District of Columbia 2.1%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/32	$1,125,000	$1,101,364
5.00%, due 6/1/42	5,500,000	5,191,120
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/43	1,000,000	1,111,020
6.00%, due 7/1/48	1,575,000	1,737,398
District of Columbia, Tax Allocation 5.00%, due 6/1/27	525,000	566,113
5.00%, due 6/1/28	1,445,000	1,551,323
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: GTY (zero coupon), due 10/1/41	6,500,000	6,778,005

		18,036,343

Florida 5.3%
Citizens Property Insurance Corp., Revenue Bonds Series A-1 5.25%, due 6/1/17	3,500,000	3,953,565
♦City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,424,800
♦Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds Series A 5.00%, due 10/1/31	13,900,000	14,992,957
Miami-Dade County Florida Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (a)	7,500,000	7,868,325
Miami-Dade County Florida Solid Waste System, Revenue Bonds Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,846,509
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	69,124

		44,155,280

Georgia 0.8%
Atlanta, Georgia Water & Wastewater, Revenue Bonds Series A 6.25%, due 11/1/39	4,125,000	4,823,899

	Principal Amount	Value

Georgia (continued)
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	$1,700,000	$1,829,404

		6,653,303

Guam 2.3%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (a)	7,300,000	8,040,293
Guam International Airport Authority, Revenue Bonds Series C 5.00%, due 10/1/21 (a)	5,500,000	5,989,830
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,415,916

		19,446,039

Hawaii 0.6%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds Series B, Insured: FGIC 4.60%, due 5/1/26 (a)	1,450,000	1,463,355
6.50%, due 7/1/39	3,000,000	3,336,570

		4,799,925

Illinois 8.3%
♦Chicago Board of Education, Unlimited General Obligation Series A, Insured: AGM 5.50%, due 12/1/39	12,750,000	13,381,507
♦Chicago, Illinois O’ Hare International Airport, Revenue Bonds Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,971,118
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,218,260
Series D 5.25%, due 1/1/29	7,555,000	8,371,998
Series A 5.625%, due 1/1/35	2,000,000	2,179,320
Illinois Finance Authority, Ingalls Health System, Revenue Bonds 5.00%, due 5/15/25	1,120,000	1,193,382
5.00%, due 5/15/26	1,175,000	1,242,586
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,520,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Kendall Kane & Will Counties, Community Unit School District No. 308, Unlimited General Obligation Series A 5.00%, due 2/1/29	$7,000,000	$7,575,890
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation Series A 4.25%, due 1/1/19	240,000	264,010
Series A 5.00%, due 1/1/20	205,000	234,551
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	9,230,000	9,691,131
Metropolitan Water Reclamation District of Greater Chicago, Unlimited General Obligation Series C 5.00%, due 12/1/31	4,750,000	5,266,040

		70,110,049

Indiana 1.3%
Indiana State Finance Authority, Butler University, Revenue Bonds Series B 5.00%, due 2/1/24	2,100,000	2,341,290
Series A 5.00%, due 2/1/25	4,425,000	4,877,500
Series B 5.00%, due 2/1/26	2,320,000	2,536,108
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,184,381

		10,939,279

Kentucky 0.1%
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Revenue Bonds Series B-1 0.09%, due 8/15/38 (b)	1,100,000	1,100,000

Louisiana 2.5%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,500,000	3,841,600

	Principal Amount	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Dynamic Fuels LLC, Revenue Bonds 0.09%, due 10/1/33 (b)	$3,300,000	$3,300,000
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,378,630
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,368,817
Louisiana State Citizens Property Insurance Corp., Revenue Bonds Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,513,651
Series C-3, Insured: GTY 6.125%, due 6/1/25	1,000,000	1,164,310

		20,567,008

Maryland 1.0%
Maryland Health & Higher Educational Facilities Authority, Medstar Health, Revenue Bonds Series B 5.00%, due 8/15/38	8,000,000	8,437,280

Massachusetts 2.0%
Massachusetts Educational Financing Authority, Revenue Bonds Series B 5.70%, due 1/1/31 (a)	2,005,000	2,101,100
Series I 6.00%, due 1/1/28	2,700,000	2,883,357
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	2,000,000	2,328,300
Series A 6.25%, due 7/1/30	6,400,000	7,450,624
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,199,500

		16,962,881

Michigan 7.8%
Detroit, Michigan City School District, Unlimited General Obligation Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,022,675
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,693,680

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Detroit, Michigan Distribution State Aid, General Obligation Limited 5.25%, due 11/1/35	$5,150,000	$5,302,749
Detroit, Michigan Sewerage Disposal System, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,009,920
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	4,150,000	4,050,607
Series C-1, Insured: AGM 7.00%, due 7/1/27	8,380,000	9,084,842
Detroit, Michigan Water Supply System, Revenue Bonds Series D, Insured: AGM 4.625%, due 7/1/32	1,535,000	1,431,096
Series A, Insured: AGM 5.00%, due 7/1/34	1,600,000	1,552,800
Senior Lien - Series A 5.25%, due 7/1/41	3,015,000	2,940,228
Series A 5.75%, due 7/1/37	5,550,000	5,512,260
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	805,462
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,823,915
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds Series C 5.00%, due 11/1/28	7,290,000	7,667,112
Michigan Finance Authority, Revenue Bonds 5.00%, due 6/1/18	175,000	193,048
5.00%, due 6/1/19	1,300,000	1,446,510
5.00%, due 6/1/20	950,000	1,052,258
5.50%, due 6/1/21	5,000,000	5,694,400
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	207,727

		65,491,289

Minnesota 0.5%
Minneapolis, MN, St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.09%, due 11/15/35 (b)	4,470,000	4,470,000

	Principal Amount	Value
Nebraska 2.4%
♦ Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/42	$9,000,000	$9,315,720
5.25%, due 9/1/37	10,000,000	10,594,400

		19,910,120

New Hampshire 0.2%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,966,860

New Jersey 5.1%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	3,500,000	3,526,390
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,888,755
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (a)	1,000,000	1,083,660
Insured: AGM 5.00%, due 1/1/31 (a)	3,000,000	3,216,060
Insured: AGM 5.125%, due 1/1/39 (a)	1,000,000	1,065,460
5.50%, due 1/1/26 (a)	1,000,000	1,149,530
5.50%, due 1/1/27 (a)	500,000	566,055
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,070,278
Insured: GTY 5.25%, due 1/1/31	2,760,000	3,037,187
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (a)	4,130,000	4,526,769
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (a)	3,870,000	4,117,757
New Jersey State Turnpike Authority, Revenue Bonds Series A 5.00%, due 1/1/38	5,000,000	5,365,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	$1,135,000	$1,267,489
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,665,320

		42,545,760

New Mexico 0.3%
Farmington Pollution Control, Revenue Bonds 5.90%, due 6/1/40	2,000,000	2,149,740

New York 4.0%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/17	880,000	988,434
Insured: AGM 5.00%, due 12/15/18	930,000	1,054,862
Insured: AGM 5.00%, due 12/15/19	975,000	1,123,375
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,182,184
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,233,541
Insured: AGM 5.00%, due 12/15/22	740,000	847,085
City of New York, Unlimited General Obligation
Series A-7 0.09%, due 8/1/21 (b)	4,500,000	4,500,000
Series H-5 0.29%, due 3/1/34 (b)	5,005,000	5,005,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series 2A 0.29%, due 11/1/22 (b)	3,900,000	3,900,000
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,451,150
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	6,590,000	7,733,629
New York State Dormitory Authority, Revenue Bonds 5.50%, due 7/1/40	465,000	503,432

		33,522,692

	Principal Amount	Value
North Carolina 0.4%
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	$3,000,000	$3,287,610

North Dakota 0.4%
Grand Forks Health Care, ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	3,000,000	3,107,100

Ohio 0.7%
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,277,930
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,141,220
Toledo-Lucas County Port Authority, Revenue Bonds Series B 6.25%, due 5/15/24 (a)	1,030,000	1,034,213
University of Cincinnati, Ohio, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 6/1/31	395,000	396,513

		5,849,876

Pennsylvania 3.0%
Bristol Township School District, General Obligation 5.25%, due 6/1/43	2,000,000	2,178,480
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	191,490
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds 6.00%, due 7/1/53	11,250,000	12,829,950
Pennsylvania State Turnpike Commission, Revenue Bonds Series B 5.75%, due 6/1/39	4,000,000	4,473,960
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	5,807,548

		25,481,428

Puerto Rico 5.3%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 4.25%, due 7/1/27	265,000	231,292

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	$120,000	$118,358
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	190,000	185,263
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	150,000	143,603
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	240,000	225,485
Series LL, Insured: NATL-RE 5.50%, due 7/1/16	1,115,000	1,149,822
Puerto Rico Highways & Transportation Authority Puerto, Revenue Bonds Series N, Insured: AGM, GTY 5.50%, due 7/1/29	10,000,000	9,877,700
Puerto Rico Highways & Transportation Authority, Commonwealth Highway, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/32	7,975,000	7,409,573
♦ Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	250,000	236,115
Series J, Insured: NATL-RE 5.00%, due 7/1/29	125,000	114,636
Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,705,000	1,658,419
Series N, Insured: GTY 5.25%, due 7/1/36	21,165,000	19,771,285
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	98,460
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	170,000	167,198
Insured: NATL-RE 6.00%, due 7/1/27	3,410,000	3,435,882

		44,823,091

Rhode Island 0.2%
Rhode Island Housing & Mortgage Finance Corp., Rental Housing Program, Revenue Bonds Series B-1A, Insured: AGM 5.40%, due 10/1/37 (a)	2,000,000	2,043,280

	Principal Amount	Value
South Carolina 1.7%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	$5,320,000	$5,992,076
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.25%, due 8/1/30	7,500,000	8,032,725

		14,024,801

Tennessee 2.7%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds 6.00%, due 7/1/38	3,605,000	3,983,056
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,365,020
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Insured: AGM 0.14%, due 6/1/42 (b)	11,150,000	11,150,000

		22,498,076

Texas 9.4%
Central Texas Regional Mobility Authority, Revenue Bonds 5.75%, due 1/1/31	2,100,000	2,300,277
Harris County-Houston Sports Authority, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	25,015,000	5,183,108
Series G, Insured: NATL-RE 5.25%, due 11/15/30	580,000	580,162
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.50%, due 5/15/31	1,050,000	1,222,914
Series A 6.875%, due 5/15/41	6,450,000	7,638,413
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,059,620
Lower Colorado River Authority, Revenue Bonds Series A 5.00%, due 5/15/29	3,300,000	3,643,068

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority, Revenue Bonds Series F 5.75%, due 1/1/38	$1,800,000	$1,961,226
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,275,000	1,464,044
♦ Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	20,250,000	20,995,403
♦ Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	6,835,000	7,945,277
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	4,885,908
7.50%, due 6/30/33	5,500,000	6,552,315
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	8,000,000	9,153,120
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,098,170
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/36	10,000,000	2,629,600

		79,312,625

U.S. Virgin Islands 3.2%
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Series A 5.00%, due 10/1/32	5,100,000	5,192,412
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	5,000,000	5,503,200
♦ Virgin Islands Public Finance Authority, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	15,125,000	15,903,937

		26,599,549

	Principal Amount	Value
Utah 0.1%
Herriman, Utah, Special Assessment 5.00%, due 11/1/29	$425,000	$457,219

Washington 0.7%
King County Washington Public Hospital District No. 1, General Obligation Series B 5.25%, due 12/1/37	6,000,000	6,269,580

Wisconsin 0.8%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	3,989,939
Series A 5.00%, due 12/15/32	2,850,000	3,098,292

		7,088,231

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,128,260

Total Investments (Cost $803,141,564) (e)	98.9%	831,588,103
Other Assets, Less Liabilities	1.1	9,475,895
Net Assets	100.0%	$841,063,998

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.2%)
United States Treasury Notes June 2014 (10 Year) (d)	(1,180)	$(463,474)
United States Treasury Bond June 2014 (d)	(300)	(1,211,583)

Total Futures Contracts (Notional Amount $187,299,063)		$(1,675,057)

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2014.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(d)	As of April 30, 2014, cash in the amount of $2,164,000 was on deposit with a broker for futures transactions.

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	As of April 30, 2014, cost was $803,155,569 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$35,320,492
Gross unrealized depreciation	(6,887,958)

Net unrealized appreciation	$28,432,534

The following abbreviations are used in the above portfolio:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$831,588,103	$—	$831,588,103

Total Investments in Securities	$—	$831,588,103	$—	$831,588,103

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(1,675,057)	$—	$—	$(1,675,057)

Total Other Financial Instruments	$(1,675,057)	$—	$—	$(1,675,057)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $803,141,564)	$831,588,103
Cash	4,768,308
Cash collateral on deposit at broker	2,164,000
Receivables:
Interest	11,862,161
Fund shares sold	3,223,238
Other assets	74,844

Total assets	853,680,654

Liabilities
Payables:
Investment securities purchased	7,918,013
Fund shares redeemed	2,457,239
Variation margin on futures contracts	666,563
Manager (See Note 3)	304,572
NYLIFE Distributors (See Note 3)	152,568
Transfer agent (See Note 3)	78,423
Professional fees	32,740
Shareholder communication	28,989
Trustees	2,000
Custodian	749
Accrued expenses	4,765
Dividend payable	970,035

Total liabilities	12,616,656

Net assets	$841,063,998

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$866,243
Additional paid-in capital	845,707,624

846,573,867
Distributions in excess of net investment income	(590,144)
Accumulated net realized gain (loss) on investments and futures transactions	(31,691,207)
Net unrealized appreciation (depreciation) on investments and futures contracts	26,771,482

Net assets	$841,063,998

Investor Class
Net assets applicable to outstanding shares	$19,180,375

Shares of beneficial interest outstanding	1,966,657

Net asset value per share outstanding	$9.75
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.21

Class A
Net assets applicable to outstanding shares	$415,506,632

Shares of beneficial interest outstanding	42,807,328

Net asset value per share outstanding	$9.71
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.17

Class B
Net assets applicable to outstanding shares	$11,843,436

Shares of beneficial interest outstanding	1,220,301

Net asset value and offering price per share outstanding	$9.71

Class C
Net assets applicable to outstanding shares	$145,590,501

Shares of beneficial interest outstanding	14,992,604

Net asset value and offering price per share outstanding	$9.71

Class I
Net assets applicable to outstanding shares	$248,943,054

Shares of beneficial interest outstanding	25,637,404

Net asset value and offering price per share outstanding	$9.71

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,421,332

Expenses
Manager (See Note 3)	1,988,433
Distribution/Service—Investor Class (See Note 3)	23,352
Distribution/Service—Class A (See Note 3)	502,516
Distribution/Service—Class B (See Note 3)	29,484
Distribution/Service—Class C (See Note 3)	355,832
Transfer agent (See Note 3)	212,843
Registration	70,934
Professional fees	37,226
Shareholder communication	26,594
Custodian	8,972
Trustees	7,678
Miscellaneous	14,088

Total expenses before waiver/reimbursement	3,277,952
Expense waiver/reimbursement from Manager (See Note 3)	(197,240)

Net expenses	3,080,712

Net investment income (loss)	16,340,620

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(6,860,320)
Futures transactions	(3,647,278)

Net realized gain (loss) on investments and futures transactions	(10,507,598)

Net change in unrealized appreciation (depreciation) on:
Investments	38,595,045
Futures contracts	2,369,112

Net change in unrealized appreciation (depreciation) on investments and futures contracts	40,964,157

Net realized and unrealized gain (loss) on investments and futures transactions	30,456,559

Net increase (decrease) in net assets resulting from operations	$46,797,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,340,620	$33,231,178
Net realized gain (loss) on investments and futures transactions	(10,507,598)	(14,872,818)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	40,964,157	(58,256,634)

Net increase (decrease) in net assets resulting from operations	46,797,179	(39,898,274)

Dividends to shareholders:
From net investment income:
Investor Class	(380,825)	(742,323)
Class A	(8,319,470)	(17,779,227)
Class B	(225,923)	(471,234)
Class C	(2,723,388)	(5,662,029)
Class I	(4,691,014)	(8,572,221)

Total dividends to shareholders	(16,340,620)	(33,227,034)

Capital share transactions:
Net proceeds from sale of shares	141,489,496	534,980,472
Net asset value of shares issued to shareholders in reinvestment of dividends	10,420,460	20,388,965
Cost of shares redeemed	(177,613,598)	(390,206,581)

Increase (decrease) in net assets derived from capital share transactions	(25,703,642)	165,162,856

Net increase (decrease) in net assets	4,752,917	92,037,548

Net Assets
Beginning of period	836,311,081	744,273,533

End of period	$841,063,998	$836,311,081

Distributions in excess of net investment income at end of period	$(590,144)	$(590,144)

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.38		$10.08	$9.31	$9.48	$9.08	$8.48

Net investment income (loss)	0.20		0.36	0.38 (a)	0.42 (a)	0.39 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	0.36		(0.70)	0.77	(0.16)	0.41	0.63

Total from investment operations	0.56		(0.34)	1.15	0.26	0.80	0.97

Less dividends:
From net investment income	(0.19)		(0.36)	(0.38)	(0.43)	(0.40)	(0.37)

Net asset value at end of period	$9.75		$9.38	$10.08	$9.31	$9.48	$9.08

Total investment return (b)	6.06	%(c)	(3.45%)	12.58%	2.93%	9.08%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.08	%††	3.67%	3.92%	4.67%	4.24%	3.93%
Net expenses	0.85	%††	0.84%	0.86%	0.90%	0.93%	1.02%
Expenses (before waiver/reimbursement)	0.90	%††	0.89%	0.91%	0.98%	1.03%	1.25%
Portfolio turnover rate	42%		111%	125%	138%	97%	94%
Net assets at end of period (in 000’s)	$19,180		$19,094	$21,437	$21,547	$22,220	$21,683

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.33		$10.04	$9.26	$9.44	$9.04	$8.45

Net investment income (loss)	0.19		0.38	0.38 (a)	0.43 (a)	0.40 (a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.38		(0.72)	0.79	(0.18)	0.42	0.62

Total from investment operations	0.57		(0.34)	1.17	0.25	0.82	0.97

Less dividends:
From net investment income	(0.19)		(0.37)	(0.39)	(0.43)	(0.42)	(0.38)

Net asset value at end of period	$9.71		$9.33	$10.04	$9.26	$9.44	$9.04

Total investment return (b)	6.22	%(c)	(3.52%)	12.81%	2.93%	9.25%	11.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14	%††	3.72%	3.91%	4.76%	4.36%	4.04%
Net expenses	0.79	%††	0.78%	0.79%	0.81%	0.82%	0.90%
Expenses (before waiver/reimbursement)	0.84	%††	0.83%	0.84%	0.89%	0.92%	1.08%
Portfolio turnover rate	42%		111%	125%	138%	97%	94%
Net assets at end of period (in 000’s)	$415,507		$417,984	$424,757	$258,892	$242,891	$162,921

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.33		$10.03	$9.26	$9.44	$9.04	$8.44

Net investment income (loss)	0.17		0.34	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	0.39		(0.70)	0.78	(0.18)	0.41	0.63

Total from investment operations	0.56		(0.36)	1.13	0.22	0.78	0.95

Less dividends:
From net investment income	(0.18)		(0.34)	(0.36)	(0.40)	(0.38)	(0.35)

Net asset value at end of period	$9.71		$9.33	$10.03	$9.26	$9.44	$9.04

Total investment return (b)	6.06	%(c)	(3.73%)	12.34%	2.58%	8.85%	11.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83	%††	3.41%	3.59%	4.42%	3.99%	3.68%
Net expenses	1.10	%††	1.09%	1.11%	1.15%	1.18%	1.26%
Expenses (before waiver/reimbursement)	1.15	%††	1.14%	1.16%	1.23%	1.28%	1.50%
Portfolio turnover rate	42%		111%	125%	138%	97%	94%
Net assets at end of period (in 000’s)	$11,843		$12,459	$13,230	$9,463	$13,907	$18,219

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.34		$10.04	$9.27	$9.44	$9.04	$8.45

Net investment income (loss)	0.17		0.35	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	0.38		(0.71)	0.78	(0.17)	0.41	0.61

Total from investment operations	0.55		(0.36)	1.13	0.23	0.78	0.93

Less dividends:
From net investment income	(0.18)		(0.34)	(0.36)	(0.40)	(0.38)	(0.34)

Net asset value at end of period	$9.71		$9.34	$10.04	$9.27	$9.44	$9.04

Total investment return (b)	5.94	%(c)	(3.72%)	12.33%	2.69%	8.85%	11.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83	%††	3.42%	3.58%	4.42%	3.99%	3.68%
Net expenses	1.10	%††	1.09%	1.11%	1.15%	1.18%	1.28%
Expenses (before waiver/reimbursement)	1.15	%††	1.14%	1.16%	1.23%	1.28%	1.51%
Portfolio turnover rate	42%		111%	125%	138%	97%	94%
Net assets at end of period (in 000’s)	$145,591		$150,244	$142,246	$81,880	$65,695	$22,544

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended		Year ended October 31,			December 21, 2009** through
Class I	April 30, 2014*		2013	2012	2011	October 31, 2010
Net asset value at beginning of period	$9.34		$10.04	$9.27	$9.44	$9.07

Net investment income (loss)	0.21		0.40	0.40 (a)	0.45 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.37		(0.71)	0.78	(0.16)	0.35

Total from investment operations	0.58		(0.31)	1.18	0.29	0.73

Less dividends:
From net investment income	(0.21)		(0.39)	(0.41)	(0.46)	(0.36)

Net asset value at end of period	$9.71		$9.34	$10.04	$9.27	$9.44

Total investment return (b)	6.24	%(c)	(3.18%)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38	%††	4.00%	4.06%	4.99%	4.64	%††
Net expenses	0.54	%††	0.54%	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.59	%††	0.59%	0.59%	0.64%	0.67	%††
Portfolio turnover rate	42%		111%	125%	138%	97%
Net assets at end of period (in 000’s)	$248,943		$236,531	$142,603	$33,888	$17,394

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

26	MainStay Tax Free Bond Fund

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for

28	MainStay Tax Free Bond Fund

and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,675,057)	$(1,675,057)

Total Fair Value		$(1,675,057)	$(1,675,057)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(3,647,278)	$(3,647,278)

Total Realized Gain (Loss)		$(3,647,278)	$(3,647,278)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,369,112	$2,369,112

Total Change in Unrealized Appreciation (Depreciation)		$2,369,112	$2,369,112

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(1,380)	(1,380)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $1,988,433 and waived its fees and/or reimbursed expenses in the amount of $197,240.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,202 and $20,667, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $11,620, $31,245 and $11,971, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$9,591
Class A	81,056
Class B	6,063
Class C	73,083
Class I	43,050

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $25,213,773 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)
2017 2019 Unlimited	$3,952 2,136 19,126
Total	$25,214

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$96,086
Exempt Interest Dividends	33,130,948
Total	$33,227,034

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

30	MainStay Tax Free Bond Fund

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $330,451 and $367,542, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	83,492	$796,549
Shares issued to shareholders in reinvestment of dividends and distributions	35,232	335,464
Shares redeemed	(128,149)	(1,213,937)

Net increase (decrease) in shares outstanding before conversion	(9,425)	(81,924)
Shares converted into Investor Class (See Note 1)	13,119	124,138
Shares converted from Investor Class (See Note 1)	(73,091)	(691,328)

Net increase (decrease)	(69,397)	$(649,114)

Year ended October 31, 2013:
Shares sold	231,445	$2,295,102
Shares issued to shareholders in reinvestment of dividends and distributions	66,265	648,600
Shares redeemed	(296,651)	(2,898,811)

Net increase (decrease) in shares outstanding before conversion	1,059	44,891
Shares converted into Investor Class (See Note 1)	124,654	1,203,999
Shares converted from Investor Class (See Note 1)	(215,626)	(2,151,601)

Net increase (decrease)	(89,913)	$(902,711)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	5,053,691	$47,768,455
Shares issued to shareholders in reinvestment of dividends and distributions	612,764	5,808,633
Shares redeemed	(7,722,464)	(72,473,032)

Net increase (decrease) in shares outstanding before conversion	(2,056,009)	(18,895,944)
Shares converted into Class A (See Note 1)	78,387	737,666

Net increase (decrease)	(1,977,622)	$(18,158,278)

Year ended October 31, 2013:
Shares sold	22,182,089	$221,017,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,204,679	11,711,429
Shares redeemed	(21,109,132)	(202,514,838)

Net increase (decrease) in shares outstanding before conversion	2,277,636	30,214,101
Shares converted into Class A (See Note 1)	275,726	2,737,966
Shares converted from Class A (See Note 1)	(95,013)	(907,196)

Net increase (decrease)	2,458,349	$32,044,871

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	43,838	$415,436
Shares issued to shareholders in reinvestment of dividends and distributions	20,085	190,266
Shares redeemed	(160,627)	(1,510,164)

Net increase (decrease) in shares outstanding before conversion	(96,704)	(904,462)
Shares converted from Class B (See Note 1)	(18,090)	(170,476)

Net increase (decrease)	(114,794)	$(1,074,938)

Year ended October 31, 2013:
Shares sold	423,149	$4,243,780
Shares issued to shareholders in reinvestment of dividends and distributions	40,555	394,630
Shares redeemed	(357,814)	(3,459,540)

Net increase (decrease) in shares outstanding before conversion	105,890	1,178,870
Shares converted from Class B (See Note 1)	(89,333)	(883,168)

Net increase (decrease)	16,557	$295,702

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,554,630	$14,703,972
Shares issued to shareholders in reinvestment of dividends and distributions	190,432	1,805,317
Shares redeemed	(2,843,112)	(26,707,193)

Net increase (decrease)	(1,098,050)	$(10,197,904)

Year ended October 31, 2013:
Shares sold	6,994,416	$69,909,300
Shares issued to shareholders in reinvestment of dividends and distributions	375,862	3,653,731
Shares redeemed	(5,447,067)	(52,029,789)

Net increase (decrease)	1,923,211	$21,533,242

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	8,165,661	$77,805,084
Shares issued to shareholders in reinvestment of dividends and distributions	240,602	2,280,780
Shares redeemed	(8,103,739)	(75,709,272)

Net increase (decrease)	302,524	$4,376,592

Year ended October 31, 2013:
Shares sold	24,212,183	$237,514,780
Shares issued to shareholders in reinvestment of dividends and distributions	410,682	3,980,575
Shares redeemed	(13,493,041)	(129,303,603)

Net increase (decrease)	11,129,824	$112,191,752

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

34	MainStay Tax Free Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Tax Free Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34052 MS164-14	MST10-06/14 NL013

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.76 5.02%	11.39 17.87%	13.40 14.69%	7.03 7.64%	1.22 1.22%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.71 5.06	11.55 18.05	13.65 14.95	7.17 7.78	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.37 4.63	11.97 16.97	13.60 13.84	6.85 6.85	1.97 1.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.57 4.57	15.92 16.92	13.84 13.84	6.84 6.84	1.97 1.97
Class I Shares[4]	No Sales Charge		5.25	18.38	15.22	8.05	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[5]	8.23%	19.04%	17.07%	7.39%
Average Lipper Convertible Securities Fund[6]	6.36	15.78	14.39	6.50

5.	The Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The Bank of America Merrill Lynch All U.S. Convertibles Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,050.20	$5.95	$1,019.00	$5.86

Class A Shares	$1,000.00	$1,050.60	$4.93	$1,020.00	$4.86

Class B Shares	$1,000.00	$1,046.30	$9.74	$1,015.30	$9.59

Class C Shares	$1,000.00	$1,045.70	$9.74	$1,015.30	$9.59

Class I Shares	$1,000.00	$1,052.50	$3.66	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Investor Class, 0.97% for Class A, 1.92% for Class B and Class C and 0.72% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Gilead Sciences, Inc., 1.00%–1.625%, due 5/1/14–5/1/16

2.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

3.	Stanley Black & Decker, Inc., 4.75%–6.25%

4.	Salix Pharmaceuticals, Ltd., 1.50%, due 3/15/19

5.	United Technologies Corp., 7.50%
6.	Danaher Corp., (zero coupon), due 1/22/21

7.	Jarden Corp., 1.875%, due 9/15/18

8.	Novellus Systems, Inc., 2.625%, due 5/15/41

9.	priceline.com, Inc., 0.35%-1.00%, due 3/15/18–6/15/20

10.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Convertible Fund returned 5.02% for Investor Class shares, 5.06% for Class A shares, 4.63% for Class B shares and 4.57% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 5.25%. During the reporting period, all share classes underperformed the 8.23% return of the Bank of America Merrill Lynch All U.S. Convertibles Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 6.36% return of the average Lipper2 convertible securities fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The strong performance of the equity market was by far the biggest influence on the Fund and the convertible bond market in general during the reporting period. Convertible bond performance has a close correlation to the performance of the underlying equities of the companies with convertible bonds outstanding.

The Fund’s relative performance was hindered by an underweight position in a certain narrow segment of the convertible market, namely solar energy companies and biotechnology, both of which performed exceedingly well. In addition, one of the Fund’s larger holdings, machinery company Chart Industries, is equity sensitive. The Fund held a large position in Chart Industries’ convertible bonds, which performed poorly after the company missed earnings estimates for three consecutive quarters.

What was the Fund’s duration3 strategy during the reporting period?

Because convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates, duration does not guide our investment decisions. During the reporting period, the effective duration of the Fund remained constant at 4.44 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The strongest positive contribution came from the generic drug sector. (Contributions take weightings and total returns into account.) The Fund’s sizeable holdings of equity-sensitive convertible bonds issued by Teva Pharmaceuticals and Mylan contributed positively to performance. Teva Pharmaceuticals performed well after its largest product, a novel treatment for multiple sclerosis, received an effective patent extension once the U.S. Supreme Court agreed to hear an appeal from the company. Mylan bonds performed well after the company outlined plans to increase earnings significantly through new products and acquisitions. The next-strongest market segment was the semiconductor industry. The industry benefited from growth in demand and rationalization of supply, which led to improved pricing. Fund holdings that benefitted from this trend were the convertible bonds of Micron Technology and Microchip Technology.

The two weakest market segments were software and auto manufacturers. Several convertible bonds issued by software companies, such as Cornerstone OnDemand, TIBCO Software and Medidata Solutions, performed poorly after earnings failed to meet investor expectations. The convertible bonds of Ford and the convertible preferred and common shares of General Motors performed poorly because of slight earnings and sales misses. General Motors was also hurt by an auto recall to correct ignition-switch failures on several models.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we initiated a position in the convertible bonds of Pacira Pharmaceuticals. We believed that the company’s post-operative, nonopioid pain-killer would see a significant increase in sales following its recent introduction. We also added to the Fund’s convertible-bond position in lodging company MGM Resorts International and initiated a position in convertible bonds of steel company U.S. Steel during the reporting period.

Several of the Fund’s holdings matured during the reporting period and are no longer in the Fund. Among these were computer company EMC Corp., which was a large Fund holding,

1.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertibles Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

and auto parts & equipment manufacturer Goodyear Tire & Rubber. We also sold the Fund’s convertible-bond position in biotechnology company Medivation and specialty pharmaceutical manufacturer Akorn, as the common stocks of these companies reached their respective price targets.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reduced the Fund’s weightings in the energy, consumer discretionary and the financials sectors and increased the Fund’s weightings in the information technology and materials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund was overweight relative to the Bank of America Merrill Lynch All Convertibles Index in the energy, industrial and consumer discretionary sectors. As of the same date, the Fund was underweight relative to the Index in the financials sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value

Convertible Securities 88.6%† Convertible Bonds 78.1%
Airlines 1.5%
United Airlines, Inc. 4.50%, due 1/15/15	$6,550,000	$14,328,125

Auto Manufacturers 2.2%
Ford Motor Co. 4.25%, due 11/15/16	2,564,000	4,849,165
Navistar International Corp. 4.75%, due 4/15/19 (a)	4,220,000	4,409,900
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	11,951,625

		21,210,690

Biotechnology 6.4%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	8,470,000	8,718,806
Cubist Pharmaceuticals, Inc.
1.125%, due 9/1/18 (a)	4,885,000	5,578,059
1.875%, due 9/1/20 (a)	6,519,000	7,549,817
♦Gilead Sciences, Inc.
1.00%, due 5/1/14	553,000	1,920,293
1.625%, due 5/1/16	9,417,000	32,512,240
Medicines Co. (The) 1.375%, due 6/1/17	4,252,000	5,038,620

		61,317,835

Chemicals 1.0%
RPM International, Inc. 2.25%, due 12/15/20	7,765,000	9,274,322

Commercial Services 1.1%
Carriage Services, Inc. 2.75%, due 3/15/21 (a)	150,000	152,251
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,618,000	9,032,113
ServiceSource International, Inc. 1.50%, due 8/1/18 (a)	1,177,000	1,029,139

		10,213,503

Computers 2.6%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	3,278,000	6,795,704
SanDisk Corp. 0.50%, due 10/15/20 (a)	5,141,000	5,854,314
Spansion LLC 2.00%, due 9/1/20 (a)	8,511,000	12,245,201

		24,895,219

	Principal Amount	Value

Distribution & Wholesale 0.4%
WESCO International, Inc. 6.00%, due 9/15/29	$1,353,000	$4,221,360

Electronics 1.5%
Fluidigm Corp. 2.75%, due 2/1/34	3,736,000	3,971,835
InvenSense, Inc. 1.75%, due 11/1/18 (a)	8,827,000	10,619,984

		14,591,819

Entertainment 0.5%
International Game Technology 3.25%, due 5/1/14 (a)	4,406,000	4,406,000

Environmental Controls 1.2%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	11,204,297

Finance—Leasing Companies 1.3%
Air Lease Corp. 3.875%, due 12/1/18	8,569,000	12,451,828

Health Care—Products 3.8%
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	8,244,681
Insulet Corp. 3.75%, due 6/15/16	4,050,000	5,882,625
Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	15,137,321
Wright Medical Group, Inc. 2.00%, due 8/15/17	5,289,000	6,607,944

		35,872,571

Health Care—Services 1.1%
WellPoint, Inc. 2.75%, due 10/15/42	7,160,000	10,507,300

Home Builders 0.7%
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	6,581,169

Household Products & Wares 1.9%
♦Jarden Corp. 1.875%, due 9/15/18	13,430,000	18,264,800

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Insurance 1.7%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	$5,248,000	$10,151,600
Radian Group, Inc. 2.25%, due 3/1/19	4,321,000	6,270,851

		16,422,451

Internet 4.5%
BroadSoft, Inc. 1.50%, due 7/1/18	1,367,000	1,410,573
HomeAway, Inc. 0.125%, due 4/1/19 (a)	4,693,000	4,525,812
♦priceline.com, Inc.
0.35%, due 6/15/20 (a)	7,782,000	9,270,307
1.00%, due 3/15/18	5,917,000	8,302,291
Shutterfly, Inc. 0.25%, due 5/15/18 (a)	7,266,000	7,184,257
Yahoo!, Inc. (zero coupon), due 12/1/18 (a)	11,574,000	11,899,519

		42,592,759

Iron & Steel 1.2%
United States Steel Corp. 2.75%, due 4/1/19	9,178,000	11,592,961

Lodging 1.1%
MGM Resorts International 4.25%, due 4/15/15	7,348,000	10,503,047

Machinery—Diversified 1.4%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	13,773,955

Media 0.6%
Liberty Interactive LLC 3.50%, due 1/15/31	425,000	221,531
Liberty Media Corp. 1.375%, due 10/15/23 (a)	5,925,000	5,732,438

		5,953,969

Metal Fabricate & Hardware 1.2%
RTI International Metals, Inc. 1.625%, due 10/15/19	10,874,000	10,989,536

Miscellaneous—Manufacturing 1.9%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	18,265,981

Oil & Gas 0.8%
Energy XXI Bermuda, Ltd. 3.00%, due 12/15/18 (a)	8,021,000	7,930,764

	Principal Amount	Value

Oil & Gas Services 6.6%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	$10,026,000	$12,908,475
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	3,683,000	4,203,224
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(c)	15,988,000	28,308,353
Newpark Resources, Inc. 4.00%, due 10/1/17	3,673,000	4,873,612
SEACOR Holdings, Inc. 2.50%, due 12/15/27	2,507,000	2,914,387
Subsea 7 S.A.
1.00%, due 10/5/17	3,000,000	3,054,750
3.50%, due 10/13/14	5,100,000	6,523,920

		62,786,721

Pharmaceuticals 7.1%
Mylan, Inc. 3.75%, due 9/15/15	2,825,000	10,796,797
Omnicare, Inc. 3.50%, due 2/15/44	10,135,000	10,312,362
Pacira Pharmaceuticals, Inc. 3.25%, due 2/1/19	3,562,000	10,096,044
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	11,041,000	19,639,179
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	16,808,119

		67,652,501

Real Estate Investment Trusts 2.4%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	10,370,471
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	12,639,848

		23,010,319

Semiconductors 8.5%
Intel Corp. 3.25%, due 8/1/39	9,014,000	12,698,518
Microchip Technology, Inc. 2.125%, due 12/15/37	8,326,000	15,418,711
Micron Technology, Inc. 1.625%, due 2/15/33	3,913,000	9,498,807
♦Novellus Systems, Inc. 2.625%, due 5/15/41	10,131,000	18,020,516
NVIDIA Corp. 1.00%, due 12/1/18 (a)	10,803,000	12,220,894
Rambus, Inc. 1.125%, due 8/15/18 (a)	3,292,000	3,973,033
Xilinx, Inc. 2.625%, due 6/15/17	5,887,000	9,757,702

		81,588,181

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Software 7.9%
Akamai Technologies, Inc. (zero coupon), due 2/15/19 (a)	$9,074,000	$8,796,154
Bottomline Technologies, Inc. 1.50%, due 12/1/17	8,408,000	10,278,780
Citrix Systems, Inc. 0.50%, due 4/15/19 (a)	5,382,000	5,382,000
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (a)	8,260,000	8,585,237
Medidata Solutions, Inc. 1.00%, due 8/1/18 (a)	9,054,000	9,240,739
Nuance Communications, Inc. 2.75%, due 11/1/31	8,349,000	8,432,490
Proofpoint, Inc. 1.25%, due 12/15/18 (a)	7,146,000	7,190,663
Salesforce.com, Inc. 0.25%, due 4/1/18	12,962,000	14,290,605
ServiceNow, Inc. (zero coupon), due 11/1/18 (a)	3,344,000	3,364,900

		75,561,568

Telecommunications 3.3%
Ciena Corp. 4.00%, due 12/15/20	7,285,000	9,707,263
Infinera Corp. 1.75%, due 6/1/18 (a)	1,458,000	1,517,231
Ixia 3.00%, due 12/15/15	9,949,000	10,477,541
JDS Uniphase Corp. 0.625%, due 8/15/33 (a)	9,756,000	10,140,142

		31,842,177

Transportation 0.7%
XPO Logistics, Inc. 4.50%, due 10/1/17	4,020,001	7,122,939

Total Convertible Bonds (Cost $634,168,827)		746,930,667

	Shares
Convertible Preferred Stocks 10.5%
Aerospace & Defense 2.0%
♦United Technologies Corp. 7.50%	283,546	18,753,733

Food 0.8%
Post Holdings, Inc.
2.50% (a)	28,508	2,993,055
3.75% (a)	39,161	4,726,733

		7,719,788

	Shares	Value

Hand & Machine Tools 2.2%
♦Stanley Black & Decker, Inc.
4.75%	98,493	$12,800,150
6.25%	75,479	8,440,817

		21,240,967

Insurance 1.9%
Maiden Holdings, Ltd. 7.25%	61,807	2,947,576
MetLife, Inc. 5.00%	517,610	15,761,224

		18,708,800

Iron & Steel 1.2%
ArcelorMittal 6.00%	486,681	11,724,145

Oil & Gas 0.5%
Sanchez Energy Corp. Series A 4.88%	71,500	5,017,348

Pharmaceuticals 1.0%
Omnicare Capital Trust II Series B 4.00% Callable 5/12/14 @ $50.00	133,550	9,620,942

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. Series I 6.50%	47,800	2,741,330

Telecommunications 0.6%
Crown Castle International Corp. 4.50%	56,880	5,678,899

Total Convertible Preferred Stocks (Cost $88,414,929)		101,205,952

Total Convertible Securities (Cost $722,583,756)		848,136,619

Common Stocks 4.4%
Aerospace & Defense 0.4%
Triumph Group, Inc.	63,977	4,146,349

Auto Manufacturers 0.4%
General Motors Co.	108,269	3,733,115

Banks 0.2%
Citigroup, Inc.	32,989	1,580,503

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Internet 0.2%
TIBCO Software, Inc. (d)	108,466	$2,129,188

Iron & Steel 0.1%
United States Steel Corp.	29,796	775,292

Oil & Gas 0.2%
Ensco PLC Class A	28,000	1,412,600

Oil & Gas Services 2.0%
Baker Hughes, Inc.	124,900	8,730,510
Cameron International Corp. (d)	46,635	3,029,409
Halliburton Co.	113,326	7,147,471

		18,907,390

Semiconductors 0.2%
ON Semiconductor Corp. (d)	242,999	2,286,621

Transportation 0.7%
Tidewater, Inc.	136,413	6,947,514

Total Common Stocks (Cost $40,131,453)		41,918,572

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (d)	1,016	25,126
Strike Price $18.33
Expires 7/10/19 (d)	1,016	17,363

Total Warrants (Cost $1,062)		42,489

	Principal Amount	Value

Short-Term Investment 6.8%
Repurchase Agreement 6.8%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $64,894,387 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $71,075,000 and a Market Value of $66,194,209)	$64,894,387	$64,894,387

Total Short-Term Investment (Cost $64,894,387)		64,894,387

Total Investments (Cost $827,610,658) (e)	99.8%	954,992,067
Other Assets, Less Liabilities	0.2	1,490,301
Net Assets	100.0%	$956,482,368

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.0% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	As of April 30, 2014, cost was $836,284,101 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$139,846,118
Gross unrealized depreciation	(21,138,152)

Net unrealized appreciation	$118,707,966

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$746,930,667	$—	$746,930,667
Convertible Preferred Stocks	101,205,952	—	—	101,205,952

Total Convertible Securities	101,205,952	746,930,667	—	848,136,619

Common Stocks	41,918,572	—	—	41,918,572
Warrants	42,489	—	—	42,489
Short-Term Investment
Repurchase Agreement	—	64,894,387	—	64,894,387

Total Investments in Securities	$143,167,013	$811,825,054	$—	$954,992,067

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2014, a convertible preferred stock with a market value of $4,266,004 was transferred from Level 2 to Level 1 as the price of this security was based on evaluated bid pricing compared with the prior year price which was based on quoted prices. The value as of April 30, 2014, for this security is based on an evaluated bid price in active markets for identical investments.

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013	Accrued Discounts (Premiums)	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2014
Convertible Bonds
Internet	$915	$—	$(674,023	)(a)	$673,108	$—	$—	$—	$—	$—	$—

Total	$915	$—	$(674,023)		$673,108	$—	$—	$—	$—	$—	$—

(a)	At Home Corp. was written off on March 3, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $827,610,658)	$954,992,067
Receivables:
Dividends and interest	3,343,787
Fund shares sold	2,368,694
Other assets	59,298

Total assets	960,763,846

Liabilities
Payables:
Investment securities purchased	2,474,787
Fund shares redeemed	868,368
Manager (See Note 3)	456,912
NYLIFE Distributors (See Note 3)	199,356
Transfer agent (See Note 3)	187,288
Shareholder communication	50,967
Professional fees	38,065
Trustees	874
Accrued expenses	4,861

Total liabilities	4,281,478

Net assets	$956,482,368

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$547,148
Additional paid-in capital	797,705,122

798,252,270
Distributions in excess of net investment income	(4,704,027)
Accumulated net realized gain (loss) on investments	35,552,717
Net unrealized appreciation (depreciation) on investments	127,381,408

Net assets	$956,482,368

Investor Class
Net assets applicable to outstanding shares	$85,979,649

Shares of beneficial interest outstanding	4,922,818

Net asset value per share outstanding	$17.47
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share outstanding	$18.49

Class A
Net assets applicable to outstanding shares	$408,467,694

Shares of beneficial interest outstanding	23,378,896

Net asset value per share outstanding	$17.47
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share outstanding	$18.49

Class B
Net assets applicable to outstanding shares	$31,519,083

Shares of beneficial interest outstanding	1,801,568

Net asset value and offering price per share outstanding	$17.50

Class C
Net assets applicable to outstanding shares	$88,498,372

Shares of beneficial interest outstanding	5,062,985

Net asset value and offering price per share outstanding	$17.48

Class I
Net assets applicable to outstanding shares	$342,017,570

Shares of beneficial interest outstanding	19,548,484

Net asset value and offering price per share outstanding	$17.50

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,905,875
Dividends	2,520,463

Total income	6,426,338

Expenses
Manager (See Note 3)	2,597,344
Distribution/Service—Investor Class (See Note 3)	107,822
Distribution/Service—Class A (See Note 3)	481,114
Distribution/Service—Class B (See Note 3)	160,371
Distribution/Service—Class C (See Note 3)	416,108
Transfer agent (See Note 3)	600,586
Shareholder communication	47,620
Registration	45,414
Professional fees	41,421
Trustees	7,478
Custodian	6,924
Miscellaneous	13,724

Total expenses	4,525,926

Net investment income (loss)	1,900,412

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	39,098,630
Net change in unrealized appreciation (depreciation) on investments	1,184,177

Net realized and unrealized gain (loss) on investments	40,282,807

Net increase (decrease) in net assets resulting from operations	$42,183,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,900,412	$7,397,362
Net realized gain (loss) on investments	39,098,630	35,031,999
Net change in unrealized appreciation (depreciation) on investments	1,184,177	113,193,173

Net increase (decrease) in net assets resulting from operations	42,183,219	155,622,534

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(2,296,705)	(1,477,771)
Class A	(10,489,046)	(6,357,636)
Class B	(792,709)	(365,178)
Class C	(1,926,543)	(826,807)
Class I	(7,956,643)	(4,265,788)

	(23,461,646)	(13,293,180)

From net realized gain on investments:
Investor Class	(1,129,846)	(3,334,878)
Class A	(4,954,749)	(12,200,801)
Class B	(428,858)	(1,367,580)
Class C	(1,042,261)	(3,062,828)
Class I	(3,574,274)	(7,472,559)

	(11,129,988)	(27,438,646)

Total dividends and distributions to shareholders	(34,591,634)	(40,731,826)

Capital share transactions:
Net proceeds from sale of shares	202,481,219	266,727,438
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	29,737,057	35,446,361
Cost of shares redeemed	(130,082,481)	(256,685,968)

Increase (decrease) in net assets derived from capital share transactions	102,135,795	45,487,831

Net increase (decrease) in net assets	109,727,380	160,378,539

Net Assets
Beginning of period	846,754,988	686,376,449

End of period	$956,482,368	$846,754,988

Distributions in excess of net investment income at end of period	$(4,704,027)	$16,857,207

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.32		$14.79	$15.11	$15.12	13.02	$10.16

Net investment income (loss) (a)	0.02		0.15	0.26	0.30	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.83		3.28	0.47	(0.02)	2.10	2.82

Total from investment operations	0.85		3.43	0.73	0.28	2.42	3.17

Less dividends and distributions:
From net investment income	(0.47)		(0.28)	(0.28)	(0.29)	(0.32)	(0.31)
From net realized gain on investments	(0.23)		(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.70)		(0.90)	(1.05)	(0.29)	(0.32)	(0.31)

Net asset value at end of period	$17.47		$17.32	$14.79	$15.11	$15.12	$13.02

Total investment return (b)	5.02	%(c)	24.42%	5.07%	1.98%	18.78%	31.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	%††	0.93%	1.74%	1.89%	2.25%	3.16%
Net expenses	1.17	%††	1.22%	1.22%	1.19%	1.28%	1.30%
Expenses (before waiver/reimbursement)	1.17	%††	1.22%	1.22%	1.19%	1.28%	1.43%
Portfolio turnover rate	27%		77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$85,980		$86,136	$80,378	$85,747	$86,301	$78,734

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.33		$14.79	$15.12	$15.13	$13.03	$10.16

Net investment income (loss) (a)	0.04		0.18	0.29	0.33	0.35	0.38
Net realized and unrealized gain (loss) on investments	0.81		3.29	0.46	(0.02)	2.10	2.82

Total from investment operations	0.85		3.47	0.75	0.31	2.45	3.20

Less dividends and distributions:
From net investment income	(0.48)		(0.31)	(0.31)	(0.32)	(0.35)	(0.33)
From net realized gain on investments	(0.23)		(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.71)		(0.93)	(1.08)	(0.32)	(0.35)	(0.33)

Net asset value at end of period	$17.47		$17.33	$14.79	$15.12	$15.13	$13.03

Total investment return (b)	5.06	%(c)	24.78%	5.30%	2.13%	19.05%	32.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	1.13%	1.96%	2.08%	2.48%	3.34%
Net expenses	0.97	%††	0.99%	1.00%	0.99%	1.05%	1.10%
Expenses (before waiver/reimbursement)	0.97	%††	0.99%	1.00%	0.99%	1.05%	1.15%
Portfolio turnover rate	27%		77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$408,468		$391,577	$317,267	$367,398	$367,972	$355,311

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.37		$14.84	$15.15	$15.16	$13.05	$10.18

Net investment income (loss) (a)	(0.04)		0.03	0.15	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.82		3.29	0.47	(0.02)	2.11	2.83

Total from investment operations	0.78		3.32	0.62	0.16	2.32	3.10

Less dividends and distributions:
From net investment income	(0.42)		(0.17)	(0.16)	(0.17)	(0.21)	(0.23)
From net realized gain on investments	(0.23)		(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.65)		(0.79)	(0.93)	(0.17)	(0.21)	(0.23)

Net asset value at end of period	$17.50		$17.37	$14.84	$15.15	$15.16	$13.05

Total investment return (b)	4.63	% (c)	23.50%	4.31%	1.19%	17.93%	30.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46	%)††	0.19%	0.99%	1.13%	1.51%	2.42%
Net expenses	1.92	% ††	1.97%	1.97%	1.94%	2.03%	2.05%
Expenses (before waiver/reimbursement)	1.92	% ††	1.97%	1.97%	1.94%	2.03%	2.19%
Portfolio turnover rate	27%		77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$31,519		$32,629	$33,103	$43,420	$54,646	$59,041

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.36		$14.82	$15.14	$15.15	$13.04	$10.18

Net investment income (loss) (a)	(0.04)		0.03	0.15	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.81		3.30	0.46	(0.02)	2.11	2.82

Total from investment operations	0.77		3.33	0.61	0.16	2.32	3.09

Less dividends and distributions:
From net investment income	(0.42)		(0.17)	(0.16)	(0.17)	(0.21)	(0.23)
From net realized gain on investments	(0.23)		(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.65)		(0.79)	(0.93)	(0.17)	(0.21)	(0.23)

Net asset value at end of period	$17.48		$17.36	$14.82	$15.14	$15.15	$13.04

Total investment return (b)	4.57	% (c)	23.60%	4.24%	1.20%	17.94%	30.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46	%)††	0.19%	0.98%	1.13%	1.49%	2.39%
Net expenses	1.92	% ††	1.97%	1.97%	1.94%	2.03%	2.05%
Expenses (before waiver/reimbursement)	1.92	% ††	1.97%	1.97%	1.94%	2.03%	2.18%
Portfolio turnover rate	27%		77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$88,498		$78,135	$75,372	$90,273	$90,474	$72,563

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				November 28, 2008** through October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.35		$14.81	$15.13	$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.06		0.22	0.33	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.83		3.29	0.47	(0.04)	2.12	3.44

Total from investment operations	0.89		3.51	0.80	0.34	2.50	3.82

Less dividends and distributions:
From net investment income	(0.51)		(0.35)	(0.35)	(0.36)	(0.39)	(0.33)
From net realized gain on investments	(0.23)		(0.62)	(0.77)	—	—	—

Total dividends and distributions	(0.74)		(0.97)	(1.12)	(0.36)	(0.39)	(0.33)

Net asset value at end of period	$17.50		$17.35	$14.81	$15.13	$15.15	$13.04

Total investment return (b)	5.25	%(c)	25.05%	5.56%	2.39%	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	%††	1.37%	2.21%	2.33%	2.66%	3.33	%††
Net expenses	0.72	%††	0.74%	0.75%	0.74%	0.80%	0.86	%††
Expenses (before waiver/reimbursement)	0.72	%††	0.74%	0.75%	0.74%	0.80%	0.89	%††
Portfolio turnover rate	27%		77%	61%	80%	80%	68%
Net assets at end of period (in 000’s)	$342,018		$258,279	$180,257	$242,147	$206,563	$64,931

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

22	MainStay Convertible Fund

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short- Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio

24	MainStay Convertible Fund

against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(J)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the

Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.59% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,597,344.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,139 and $49,440, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $8, $560, $20,154, and $1,998, respectively, for the six-month period ended April 30, 2014.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$125,613
Class A	174,643
Class B	46,721
Class C	121,054
Class I	132,555

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$15,879,570
Long-Term Capital Gain	24,852,256
Total	$40,731,826

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $300,651 and $231,715, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	210,159	$3,655,978
Shares issued to shareholders in reinvestment of dividends and distributions	201,473	3,402,160
Shares redeemed	(286,655)	(4,970,732)

Net increase (decrease) in shares outstanding before conversion	124,977	2,087,406
Shares converted into Investor Class (See Note 1)	80,508	1,393,238
Shares converted from Investor Class (See Note 1)	(255,161)	(4,462,002)

Net increase (decrease)	(49,676)	$(981,358)

Year ended October 31, 2013:
Shares sold	310,997	$4,896,641
Shares issued to shareholders in reinvestment of dividends and distributions	331,058	4,786,481
Shares redeemed	(720,235)	(11,247,710)

Net increase (decrease) in shares outstanding before conversion	(78,180)	(1,564,588)
Shares converted into Investor Class (See Note 1)	278,167	4,382,976
Shares converted from Investor Class (See Note 1)	(663,421)	(10,875,430)

Net increase (decrease)	(463,434)	$(8,057,042)

26	MainStay Convertible Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,986,850	$69,451,846
Shares issued to shareholders in reinvestment of dividends and distributions	872,167	14,733,304
Shares redeemed	(4,360,400)	(75,346,275)

Net increase (decrease) in shares outstanding before conversion	498,617	8,838,875
Shares converted into Class A (See Note 1)	282,655	4,934,697

Net increase (decrease)	781,272	$13,773,572

Year ended October 31, 2013:
Shares sold	8,389,260	$136,242,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,145,934	16,645,522
Shares redeemed	(9,051,031)	(141,427,604)

Net increase (decrease) in shares outstanding before conversion	484,163	11,460,038
Shares converted into Class A (See Note 1)	738,350	12,045,134
Shares converted from Class A (See Note 1)	(74,062)	(1,209,456)

Net increase (decrease)	1,148,451	$22,295,716

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	124,401	$2,164,723
Shares issued to shareholders in reinvestment of dividends and distributions	61,723	1,046,204
Shares redeemed	(154,998)	(2,691,327)

Net increase (decrease) in shares outstanding before conversion	31,126	519,600
Shares converted from Class B (See Note 1)	(107,801)	(1,865,933)

Net increase (decrease)	(76,675)	$(1,346,333)

Year ended October 31, 2013:
Shares sold	189,448	$2,971,146
Shares issued to shareholders in reinvestment of dividends and distributions	100,435	1,446,145
Shares redeemed	(364,062)	(5,645,010)

Net increase (decrease) in shares outstanding before conversion	(74,179)	(1,227,719)
Shares converted from Class B (See Note 1)	(278,752)	(4,343,224)

Net increase (decrease)	(352,931)	$(5,570,943)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	735,637	$12,781,810
Shares issued to shareholders in reinvestment of dividends and distributions	130,837	2,216,377
Shares redeemed	(305,306)	(5,314,809)

Net increase (decrease)	561,168	$9,683,378

Year ended October 31, 2013:
Shares sold	636,115	$10,134,289
Shares issued to shareholders in reinvestment of dividends and distributions	197,260	2,838,498
Shares redeemed	(1,415,929)	(21,969,809)

Net increase (decrease)	(582,554)	$(8,997,022)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	6,589,405	$114,426,862
Shares issued to shareholders in reinvestment of dividends and distributions	492,831	8,339,012
Shares redeemed	(2,418,516)	(41,759,338)

Net increase (decrease)	4,663,720	$81,006,536

Year ended October 31, 2013:
Shares sold	6,913,957	$112,483,242
Shares issued to shareholders in reinvestment of dividends and distributions	668,462	9,729,715
Shares redeemed	(4,867,986)	(76,395,835)

Net increase (decrease)	2,714,433	$45,817,122

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund , New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

28	MainStay Convertible Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates , including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

30	MainStay Convertible Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Convertible Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34040 MS164-14	MSC10-06/14 NL005

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.88 6.75%	5.96 12.12%	13.45 14.74%	6.36 6.96%	1.32 1.32%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.00 6.88	6.24 12.42	13.81 15.11	6.53 7.14	1.04 1.04
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.38 6.38	6.30 11.30	13.67 13.91	6.17 6.17	2.07 2.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.34 6.34	10.26 11.26	13.88 13.88	6.15 6.15	2.07 2.07
Class I Shares	No Sales Charge		7.02	12.66	15.40	7.56	0.79

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[4]	6.32%	16.62%	16.03%	7.17%
Russell 1000® Index[5]	8.25	20.81	19.52	8.05
Income Builder Composite Index[6]	4.08	8.00	10.66	6.35
Barclays U.S. Aggregate Bond Index[7]	1.74	–0.26	4.88	4.83
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	5.02	12.11	13.79	6.45

4.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund's ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,067.50	$6.46	$1,018.50	$6.31

Class A Shares	$1,000.00	$1,068.80	$5.23	$1,019.70	$5.11

Class B Shares	$1,000.00	$1,063.80	$10.29	$1,014.80	$10.04

Class C Shares	$1,000.00	$1,063.40	$10.28	$1,014.80	$10.04

Class I Shares	$1,000.00	$1,070.20	$3.95	$1,021.00	$3.86

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.26% for Investor Class, 1.02% for Class A, 2.01% for Class B and Class C and 0.77% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2014 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Total S.A.

3.	Vinci S.A.

4.	Imperial Tobacco Group PLC

5.	GlaxoSmithKline PLC
6.	Swisscom A.G.

7.	National Grid PLC

8.	Lorillard, Inc.

9.	Targa Resources Partners, L.P.

10.	Altria Group, Inc.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Income Builder Fund returned 6.75% for Investor Class shares, 6.88% for Class A shares, 6.38% for Class B shares and 6.34% for Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 7.02%. For the six months ended April 30, 2014, all share classes outperformed the 6.32% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 1.74% return of the Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark for the Fund. Over the same period, all share classes outperformed the 5.02% return of the average Lipper2 mixed-asset target allocation growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, John Tobin and Kera Van Valen were added as portfolio managers of the equity portion of the Fund.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P 500® equity futures to raise the Fund’s overall equity sensitivity and U.S. Treasury note futures to lower the Fund’s interest-rate sensitivity. The position in S&P 500® equity futures had a positive impact on the Fund’s overall performance during the reporting period, while the Fund’s position in U.S. Treasury note futures did not have a material impact on the Fund’s overall performance.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund provided strong absolute and relative returns for the reporting period. Stock selection contributed to returns relative to the MSCI World Index in eight out of ten sectors, helping overall results. (Contributions take weightings and total returns into account.) The Fund’s lack of exposure to Japan and favorable stock selection in the United Kingdom also helped relative results. Stock selection in the United States and an overweight position relative to the MSCI Word Index in the telecommunication services sector, which underperformed the overall market, were the most significant detractors from relative results in the equity portion of the Fund.

In the equity portion of the Fund, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors detracted the most?

Returns in the equity portion of the Fund are primarily the result of finding companies that can increase their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund were able to achieve these goals and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

An overweight position relative to the MSCI World Index and advantageous stock selection helped the utilities sector provide the most significant positive contribution to the Fund’s relative performance. Stock selection provided a positive contribution in most sectors, most significantly in consumer staples, health care, industrials and materials.

The Fund’s overweight position relative to the MSCI World Index in the telecommunication services sector, which underperformed the overall market, was the most significant detractor from relative results. An underweight position relative to the Index in the information technology sector also detracted from relative results.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to absolute performance in the equity portion of the Fund were U.K. pharmaceutical company AstraZeneca, Swiss telecommunications company Swisscom and French construction company and concession operator Vinci. AstraZeneca’s shares advanced during the reporting period mainly on the heels of its acquisition of Bristol-Myers Squibb’s share of the two companies’ diabetes alliance, which is seen as an important contributor to AstraZeneca’s future growth. AstraZeneca shares got a further boost in mid-April 2014, when U.S. drug company Pfizer revealed that it had approached AstraZeneca with an acquisition proposal. Swisscom benefited from signs that its average revenue per user had bottomed, and that its mobile net additions appeared to be increasing. Vinci’s shares advanced as the company experienced an uptick in

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

construction revenue and won numerous contracts that led to a record backlog.

Among the stocks that diminished results the most during the reporting period were U.K. food retailer Wm Morrison Supermarkets, toy manufacturer Mattel and offshore oil & gas drilling company Diamond Offshore Drilling. Wm Morrison Supermarkets was negatively affected by the strength of the discount segment in the U.K. food retail market. The stock sold off after the company announced a profit warning driven by further investments in their core proposition and pricing. Diamond Offshore Drilling traded lower as expectations for 2014 and 2015 rig day rates moved downward. The company faced an increased supply of new rigs and rigs whose former lease arrangements had recently expired. The increase in supply, however, came just as rig demand was softening. Mattel, the largest toy manufacturer in the world, posted disappointing results during the holiday season, which is particularly important to toy companies.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Companies including Norwegian offshore oil producer Statoil, Canadian fertilizer company Potash and global food and home products company Unilever, among others, were added to the Fund because of their favorable shareholder-yield attributes. The Fund sold several positions, including shares of media company Comcast to increase the yield of equity portion of the Fund and shares of aerospace & defense company Honeywell and pharmaceutical company Bristol-Myers Squibb as sources of cash to fund higher-yielding opportunities.

How did the Fund’s equity sector weightings change during the reporting period?

Sector weightings in the equity portion of the Fund are generally the result of our bottom-up stock selection process. During the reporting period, the largest decreases in equity exposure occurred in the industrials, health care and consumer discretionary sectors. On the other hand, financials, consumer staples and materials saw the largest equity sector-weighting increases.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the equity portion of the Fund having a different mix of companies than the MSCI World Index. The benchmark index contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The Fund may also differ from the Index in its sector weightings.

As of April 30, 2014, the most significant overweight positions relative to the MSCI World Index in the equity portion of the Fund were in the utilities and telecommunication services sectors. As of the same date, the equity portion of the Fund held notable underweight sector positions in financials, information technology and consumer discretionary.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Barclays U.S. Aggregate Bond Index primarily because of an overweight position in spread product,3 specifically high-yield corporate bonds. The Federal Reserve’s willingness to pump liquidity into the market (by keeping short-term interest rates close to zero) continued to stimulate lending and investments as well as investors’ appetite for yield. The Federal Reserve’s accommodative stance strengthened the performance of credit-related assets, such as high-yield and investment-grade corporate bonds, during the reporting period.

High-yield corporate bonds represented the largest overweight position relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund. These securities performed well as spreads compressed during the reporting period. (The Barclays U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) Though April 2014 marked one of the largest high-yield defaults on record, defaults were still trending at or close to all-time lows, which served as a tailwind for the sector.

Investment-grade corporate-bond spreads compressed to a post-financial-crisis low of 98 basis points by the end of the reporting period. (A basis point is one-hundredth of a percentage point.) Lower-quality bonds (i.e., those rated BBB)4 and longer-duration bonds (i.e., those with 8- to 15-year maturities) outperformed, partly because of declining U.S. Treasury yields. During the first four months of 2014, investment-grade corporate bond issuance remained strong. Approximately

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to assets that typically trade at a spread to U.S. Treasury securities.
4.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

10	MainStay Income Builder Fund

$92 billion in new investment-grade corporate bond issues was priced in April, bringing the year-to-date total to $445 billion, according to data provided by Barclays. The strong issuance fed investor demand for yield as companies continued to refinance and issue new debt at very attractive levels.

Throughout the reporting period, the fixed-income portion of the Fund held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and assets with high correlations to them. Although these underweighted asset classes have rallied since the beginning of 2014, the Fund still managed to outperform the Index.

During the reporting period, what was the duration5 strategy of the fixed-income portion of the Fund?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune to interest-rate changes. To further insulate the fixed-income portion of the Fund from a potential rise in interest rates, we increased exposure to a short position in U.S. Treasury futures. This position shortened the already short duration relative to the Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the effective duration of the fixed-income portion of the Fund was approximately 3.1 years.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the Federal Reserve’s implementation of its decision to taper bond purchases. Although the Fund experienced some periods of volatility, we did not make any material changes to the positioning of the fixed-income portion of the Fund, but did selectively and opportunistically increase modestly the weightings in both bank loans and emerging-market corporate debt. Since the Fund’s inception, we have judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, the fixed-income portion of the Fund has maintained a risk profile that is relatively higher than that of the Barclays U.S. Aggregate Bond Index, specifically through a relative overweight position in high-yield corporate bonds.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

An overweight position in high-yield corporate bonds, which outperformed the Barclays U.S. Aggregate Bond Index, was the driving force behind the relative outperformance of the fixed-income portion of the Fund during the reporting period. Within the high-yield corporate bond sector, holdings in industries that tend to be more cyclical—such as financials, gaming, homebuilders, building materials and steel—were among the Fund’s strongest performers. To a lesser degree, positions in convertible bonds and bank loans were also positive contributors to the relative performance of the fixed-income portion of the Fund. Our position in investment-grade corporate bonds also had a positive impact on performance during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the relative performance of the fixed-income portion of the Fund, as U.S. Treasury securities and agency mortgages underperformed high-yield corporate bonds during the reporting period.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we purchased bonds of Comunicaciones Celulares, S.A., the leading mobile communication provider in Guatemala. We also purchased the bonds of Amsted Industries, which manufactures industrial components in the United States and internationally.

During the reporting period, the fixed-income portion of the Fund exited positions in financial companies Banque PSA Finance Peugeot and LBG Capital (Lloyds). We sold the Fund’s Banque PSA Finance Peugeot bonds as the spread narrowed significantly upon the bonds becoming fully valued. The position in LBG Capital (Lloyds) was eliminated given an attractive tender/exchange offer in which the fixed-income portion of the Fund participated.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	11

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

We made no significant changes to sector weightings relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund. As already mentioned, however, we slightly increased weightings in both bank loans and emerging-market corporate debt. The largest position in the fixed-income portion of the Fund remained in high-yield corporate bonds, as we believed the compensation, or spread, for the risk associated with the sector was still adequate.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2014, the fixed-income portion of the Fund maintained its emphasis on spread product, with high-yield corporate bonds remaining the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Index in sectors that are more rate-sensitive, such as U.S. Treasury securities and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 42.1%† Asset-Backed Securities 1.1%
Home Equity 1.0%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)(b)	$97,536	$96,950
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.214%, due 10/25/36 (b)(c)	389,917	351,316
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	217,674	222,117
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	48,106	48,851
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)(b)	141,040	144,644
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.224%, due 5/25/37 (b)(c)	928,650	711,360
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.739%, due 2/25/34 (a)(b)	485,496	502,250
Equity One ABS, Inc.
Series 2003-4, Class AF6 5.333%, due 10/25/34 (a)(b)	179,739	184,757
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)(b)	340,989	330,290
GSAA Home Equity Trust Series 2006-14, Class A1 0.204%, due 9/25/36 (b)(c)	6,344,498	3,238,010
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.254%, due 4/25/37 (b)(c)	233,749	208,238
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.254%, due 3/25/47 (b)(c)	862,094	614,353
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.204%, due 11/25/36 (b)(c)	818,283	350,583
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.264%, due 3/25/37 (b)(c)	3,209,240	1,921,799
RAMP Trust Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)(c)	48,867	49,037
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (a)(b)	90,813	93,860

	Principal Amount	Value
Home Equity (continued)
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)(c)	$69,161	$70,829
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.91%, due 6/25/33 (a)(b)	96,707	100,423
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.264%, due 1/25/37 (b)(c)	1,329,764	838,454
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.264%, due 9/25/37 (b)(c)	836,478	399,658
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)(b)	106,741	110,340

		10,588,119

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.555%, due 5/25/29 (c)	881,409	826,373

Total Asset-Backed Securities (Cost $12,963,520)		11,414,492

Convertible Bonds 0.3%
Household Products & Wares 0.2%
Jarden Corp. 1.125%, due 3/15/34 (d)	2,650,000	2,651,656

Oil & Gas Services 0.1%
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	760,000	867,350

Total Convertible Bonds (Cost $3,481,935)		3,519,006

Corporate Bonds 36.6%
Aerospace & Defense 0.4%
B/E Aerospace, Inc.
5.25%, due 4/1/22	540,000	558,900
6.875%, due 10/1/20	1,805,000	1,971,963
TransDigm, Inc. 7.50%, due 7/15/21	1,600,000	1,760,000

		4,290,863

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	316,999

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines 0.8%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	$1,842,151	$2,155,317
7.875%, due 1/2/20	1,153,394	1,257,199
U.S. Airways Group, Inc. Class A Series 2010-1 Pass Through Trust 6.25%, due 10/22/24	1,209,486	1,366,719
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,276,028	2,543,461
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	770,135	877,030

		8,199,726

Auto Manufacturers 0.6%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,100,000	2,359,875
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,807,084
7.45%, due 7/16/31	450,000	587,206
8.90%, due 1/15/32	215,000	296,970
Navistar International Corp. 8.25%, due 11/1/21	1,525,000	1,551,688

		6,602,823

Auto Parts & Equipment 0.6%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	2,200,000	2,331,780
Dana Holding Corp. 5.375%, due 9/15/21	2,280,000	2,354,100
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	676,562
8.25%, due 8/15/20	1,200,000	1,327,500

		6,689,942

Banks 4.2%
AgriBank FCB 9.125%, due 7/15/19	300,000	385,572
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (d)	2,260,000	2,248,700
Bank of America Corp.
5.625%, due 7/1/20	1,200,000	1,371,403
6.50%, due 8/1/16	135,000	150,602
7.625%, due 6/1/19	1,015,000	1,252,580
8.00%, due 12/31/49 (c)	1,500,000	1,698,750
Bank of America NA 6.00%, due 10/15/36	990,000	1,190,421
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	1,985,000	2,213,275

	Principal Amount	Value
Banks (continued)
CIT Group, Inc.
3.875%, due 2/19/19	$1,740,000	$1,759,575
4.25%, due 8/15/17	100,000	104,750
Citigroup, Inc.
6.30%, due 12/29/49 (c)	2,820,000	2,809,425
6.875%, due 6/1/25	1,715,000	2,060,782
8.50%, due 5/22/19	85,000	108,296
Discover Bank 8.70%, due 11/18/19	1,064,000	1,347,559
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,045,000	3,019,547
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	129,387
JPMorgan Chase & Co.
6.125%, due 12/29/49 (c)	3,005,000	3,005,000
7.90%, due 4/29/49 (c)	3,300,000	3,729,000
Mellon Capital III 6.369%, due 9/5/66 (c)	£1,950,000	3,418,806
Mizuho Financial Group Cayman 3, Ltd. 4.60%, due 3/27/24 (d)	$2,250,000	2,296,192
Morgan Stanley
4.875%, due 11/1/22	1,125,000	1,187,158
5.00%, due 11/24/25	2,535,000	2,630,151
5.45%, due 12/29/49 (c)	2,825,000	2,849,719
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	800,000	925,996
Wells Fargo & Co.
5.90%, due 12/29/49 (c)	2,375,000	2,432,237
7.98%, due 3/29/49 (c)	1,200,000	1,362,000

		45,686,883

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (d)	1,350,000	1,433,399

Building Materials 0.6%
USG Corp.
6.30%, due 11/15/16	4,695,000	5,070,600
9.75%, due 1/15/18	1,330,000	1,602,650

		6,673,250

Chemicals 0.8%
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,695,652
8.55%, due 5/15/19	225,000	288,438
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,735,000	1,802,231
Huntsman International LLC 8.625%, due 3/15/21	2,900,000	3,233,500
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,563,125

		8,582,946

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Coal 0.3%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	$1,100,000	$836,000
6.25%, due 6/1/21	110,000	81,125
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 6.375%, due 3/15/24	2,275,000	2,366,000

		3,283,125

Commercial Services 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	1,518,000	1,616,670
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	477,000
7.375%, due 1/15/21	2,700,000	2,973,375
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75% (e)(f)(g)(h)	110,000	1,617
Rent-A-Center, Inc. 4.75%, due 5/1/21	725,000	679,687
United Rentals North America, Inc.
6.125%, due 6/15/23	710,000	763,250
8.375%, due 9/15/20	1,305,000	1,446,919

		7,958,518

Computers 0.4%
NCR Corp. 5.00%, due 7/15/22	2,730,000	2,777,775
SunGard Data Systems, Inc.
6.625%, due 11/1/19	1,100,000	1,152,250
7.375%, due 11/15/18	344,000	364,640
7.625%, due 11/15/20	200,000	218,500

		4,513,165

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	1,850,000	2,016,500

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	230,298
GE Capital Trust II Series Reg S 5.50%, due 9/15/67 (c)	€2,240,000	3,332,968
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (c)	£760,000	1,406,497

		4,969,763

Electric 0.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	$2,200,000	2,167,000

	Principal Amount	Value
Electric (continued)
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	$1,130,000	$1,269,523
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	941,951
Wisconsin Energy Corp. 6.25%, due 5/15/67 (c)	1,554,717	1,607,189

		5,985,663

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	1,760,000	1,698,400

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,935,000	2,128,500

Finance—Auto Loans 0.4%
Ally Financial, Inc. 3.50%, due 1/27/19	3,250,000	3,262,188
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	405,713
General Motors Financial Co., Inc. 3.25%, due 5/15/18	325,000	328,250

		3,996,151

Finance—Consumer Loans 0.6%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (c)	2,400,000	2,490,000
SLM Corp.
6.25%, due 1/25/16	1,045,000	1,127,294
8.00%, due 3/25/20	655,000	756,525
Springleaf Finance Corp. 7.75%, due 10/1/21	1,765,000	1,952,531

		6,326,350

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (c)	1,600,000	1,766,080
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,497,702

		3,263,782

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	762,277
6.45%, due 6/8/27	1,000,000	1,074,471

		1,836,748

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,313,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22 (d)	$320,000	$324,800
6.00%, due 8/1/20 (d)	2,110,000	2,226,050

		2,550,850

Food 1.3%
ARAMARK Corp. 5.75%, due 3/15/20	2,500,000	2,621,875
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,640,000	1,699,696
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	675,000	722,250
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	480,000	525,360
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,899,000	2,718,413
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	2,500,000	2,571,875
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	627,469
7.75%, due 7/1/17	925,000	1,070,687
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	1,700,000	1,236,750

		13,794,375

Health Care—Products 0.3%
Alere, Inc. 7.25%, due 7/1/18	1,850,000	2,030,375
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,300,000	1,485,250

		3,515,625

Health Care—Services 1.2%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21 (d)	1,775,000	1,810,500
CIGNA Corp. 4.375%, due 12/15/20	270,000	293,107
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (d)	1,985,000	2,114,025
HCA, Inc. 5.00%, due 3/15/24	3,750,000	3,721,875
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (d)	2,330,000	2,411,550
Tenet Healthcare Corp. 6.00%, due 10/1/20 (d)	2,750,000	2,887,500

		13,238,557

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (d)	215,000	262,094

	Principal Amount	Value
Home Builders 1.7%
Beazer Homes USA, Inc.
5.75%, due 6/15/19 (d)	$1,025,000	$1,012,188
7.25%, due 2/1/23	1,875,000	1,931,250
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	5,435,000	5,883,387
Lennar Corp. 4.50%, due 6/15/19	2,400,000	2,427,000
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,970,000
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,575,000	1,728,562
Standard Pacific Corp. 8.375%, due 5/15/18	2,000,000	2,360,000

		18,312,387

Household Products & Wares 0.2%
Reynolds Group Issuer, Inc.
5.75%, due 10/15/20	2,000,000	2,080,000
9.875%, due 8/15/19	260,000	288,600

		2,368,600

Insurance 3.7%
Allstate Corp. (The) 6.50%, due 5/15/67 (c)	3,790,000	4,083,725
American International Group, Inc.
Series A3 4.875%, due 3/15/67 (c)	€1,300,000	1,853,152
Series A2 5.75%, due 3/15/67 (c)	£1,100,000	1,903,670
Chubb Corp. (The) 6.375%, due 3/29/67 (c)	$1,660,000	1,842,600
Genworth Holdings, Inc. 7.625%, due 9/24/21	1,915,000	2,392,892
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,100,000	5,015,042
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	443,177
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (d)	250,000	256,691
6.50%, due 3/15/35 (d)	220,000	260,811
7.80%, due 3/7/87 (d)	1,760,000	2,002,000
10.75%, due 6/15/88 (c)(d)	750,000	1,132,500
Oil Insurance, Ltd. 3.216%, due 12/29/49 (c)(d)	1,320,000	1,241,818
Pacific Life Insurance Co. 7.90%, due 12/30/23 (d)	2,575,000	3,325,033
Progressive Corp. (The) 6.70%, due 6/15/67 (c)	3,700,000	4,099,600
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,312,646

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	$1,760,000	$1,817,200
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (c)(d)	1,350,000	1,444,500
Voya Financial, Inc. 5.50%, due 7/15/22	2,800,000	3,172,831
XL Group PLC 6.50%, due 12/29/49 (c)	2,120,000	2,088,200

		40,688,088

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (d)	2,300,000	2,547,908

Iron & Steel 0.7%
AK Steel Corp. 8.75%, due 12/1/18	1,900,000	2,123,250
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	745,000	766,113
5.90%, due 3/15/20	1,085,000	1,137,898
United States Steel Corp. 7.375%, due 4/1/20	1,500,000	1,676,250
Vale S.A. 5.625%, due 9/11/42	1,545,000	1,494,819

		7,198,330

Lodging 1.5%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	2,705,000	2,357,250
MGM Resorts International
6.75%, due 10/1/20	8,531,000	9,427,608
8.625%, due 2/1/19	80,000	95,500
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	265,000	311,671
7.15%, due 12/1/19	1,900,000	2,260,901
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	1,500,000	1,657,650

		16,110,580

Machinery—Construction & Mining 0.2%
Terex Corp. 6.50%, due 4/1/20	2,400,000	2,604,000

Media 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	1,555,000	1,568,606
Clear Channel Communications, Inc. 9.00%, due 3/1/21	2,420,000	2,571,250

	Principal Amount	Value
Media (continued)
DISH DBS Corp. 7.125%, due 2/1/16	$1,400,000	$1,529,500
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	182,666
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	1,074,001
Time Warner, Inc. 7.70%, due 5/1/32	300,000	412,929

		7,338,952

Mining 0.7%
Aleris International, Inc. 7.875%, due 11/1/20	1,900,000	1,914,250
Anglo American Capital PLC 9.375%, due 4/8/19 (d)	250,000	319,833
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (d)	2,000,000	2,210,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,707,546
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,690,000	1,791,400

		7,943,029

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,985,000	2,977,538
Bombardier, Inc. 6.00%, due 10/15/22 (d)	2,530,000	2,574,275
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (d)	300,000	368,523

		5,920,336

Office & Business Equipment 0.0%‡
Xerox Corp. 4.25%, due 2/15/15	300,000	308,724

Oil & Gas 3.0%
Berry Petroleum Co. 6.375%, due 9/15/22	1,490,000	1,527,250
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,350,000	2,640,813
Denbury Resources, Inc. 6.375%, due 8/15/21	2,550,000	2,734,875
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,825,000	1,930,003
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,850,000	2,132,125
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (d)	1,460,000	1,314,000
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,677,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Petrobras Global Finance B.V. 4.375%, due 5/20/23	$2,610,000	$2,438,687
Plains Exploration & Production Co. 6.125%, due 6/15/19	1,700,000	1,874,250
Precision Drilling Corp.
6.50%, due 12/15/21	1,495,000	1,618,338
6.625%, due 11/15/20	635,000	682,625
Rosneft Finance S.A. 7.25%, due 2/2/20 (d)	1,270,000	1,346,200
Samson Investment Co. 10.50%, due 2/15/20 (d)	1,820,000	1,920,100
SM Energy Co. 5.00%, due 1/15/24 (d)	1,970,000	1,930,600
Swift Energy Co. 7.875%, due 3/1/22	1,875,000	1,865,625

		32,632,953

Oil & Gas Services 0.5%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,520,000	2,696,400
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	1,300,000	1,261,000
5.875%, due 4/1/20	1,700,000	1,768,000

		5,725,400

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. 7.50%, due 7/15/21 (d)	1,500,000	1,672,500

Pipelines 2.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	2,745,000	2,779,312
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	1,850,000	1,961,000
Energy Transfer Partners, L.P.
4.65%, due 6/1/21	1,455,000	1,551,691
7.60%, due 2/1/24	650,000	804,339
Kinder Morgan, Inc. 5.00%, due 2/15/21 (d)	2,930,000	2,930,158
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	1,975,000	2,049,062
6.25%, due 6/15/22	91,000	98,053
ONEOK, Inc. 6.00%, due 6/15/35	350,000	343,785
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	3,050,000	3,039,560

	Principal Amount	Value
Pipelines (continued)
Regency Energy Partners, L.P. / Regency Energy Finance Corp.
5.875%, due 3/1/22	$1,350,000	$1,414,125
6.875%, due 12/1/18	1,265,000	1,342,481
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,862,244
♦Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.25%, due 11/15/23 (d)	2,165,000	2,024,275
5.25%, due 5/1/23	4,240,000	4,240,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,900,000	1,754,323

		28,194,408

Real Estate Investment Trusts 0.0%‡
Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	318,065

Retail 0.9%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	740,000	804,750
7.00%, due 5/20/22	1,400,000	1,540,000
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,879,939
CVS Caremark Corp. 5.789%, due 1/10/26 (d)(h)	233,217	259,242
Macy's Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,817,366
QVC, Inc. 4.85%, due 4/1/24 (d)	2,500,000	2,561,553
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	392,083

		9,254,933

Semiconductors 0.1%
Freescale Semiconductor, Inc.
5.00%, due 5/15/21 (d)	400,000	404,000
6.00%, due 1/15/22 (d)	1,000,000	1,045,000

		1,449,000

Software 0.6%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,485,000	1,589,785
First Data Corp.
7.375%, due 6/15/19 (d)	2,535,000	2,718,787
8.875%, due 8/15/20 (d)	1,635,000	1,812,806

		6,121,378

Telecommunications 2.2%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	2,140,000	2,164,248

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Comcel Trust Co. 6.875%, due 2/6/24 (d)	$1,700,000	$1,778,625
CommScope, Inc. 8.25%, due 1/15/19 (d)	2,556,000	2,766,870
GTP Towers Issuer LLC 8.112%, due 2/15/15 (d)	1,500,000	1,538,940
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	1,100,000	1,210,000
7.625%, due 6/15/21	1,200,000	1,353,000
Sprint Communications, Inc. 6.00%, due 11/15/22	1,900,000	1,914,250
Sprint Corp. 7.25%, due 9/15/21 (d)	1,300,000	1,417,000
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,695,144
Telefonica Emisiones SAU
4.57%, due 4/27/23	2,552,000	2,669,081
5.462%, due 2/16/21	395,000	444,754
♦Verizon Communications, Inc. 5.15%, due 9/15/23	2,325,000	2,562,931

		23,514,843

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,353,500	2,530,013
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	375,000	401,250
PHI, Inc. 5.25%, due 3/15/19 (d)	2,005,000	2,035,075
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (d)	1,750,000	1,300,894

		6,267,232

Total Corporate Bonds (Cost $378,713,936)		397,620,611

Foreign Bonds 0.6%
Banks 0.2%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£1,186,000	2,645,790

Diversified Financial Services 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (c)	€1,700,000	2,393,871

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (c)	1,250,000	1,851,591

Total Foreign Bonds (Cost $5,721,616)		6,891,252

	Principal Amount	Value
Foreign Government Bond 0.2%
Portugal 0.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€1,000,000	$1,539,786

Total Foreign Government Bond (Cost $1,159,701)		1,539,786

Loan Assignments 1.3% (i)
Airlines 0.2%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	$2,000,000	1,981,250

Auto Parts & Equipment 0.2%
Allison Transmission, Inc. New Term Loan B3 3.75%, due 8/23/19	1,780,106	1,772,095

Commercial Services 0.2%
Allied Security Holdings, LLC New 2nd Lien Term Loan 8.00%, due 8/14/21	1,815,068	1,813,934

Entertainment 0.2%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	2,493,750	2,484,398

Media 0.3%
Clear Channel Communications, Inc. Term Loan D 6.90%, due 1/30/19	1,966,831	1,949,622
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	1,500,000	1,486,875

		3,436,497

Mining 0.1%
FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	1,083,555	1,082,032

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc. Series E Term Loan B 3.75%, due 8/5/20	1,609,248	1,607,236

Total Loan Assignments (Cost $14,079,251)		14,177,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.612%, due 4/10/49 (j)	$400,000	$441,322
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.382%, due 12/25/36 (c)(d)	235,742	206,333
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW12, Class AAB 5.686%, due 9/11/38 (j)	46,258	46,276
Series 2007-PW16, Class A4 5.707%, due 6/11/40 (j)	400,000	447,555
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.136%, due 12/10/49 (j)	200,000	224,833
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.228%, due 7/15/44 (j)	1,000,000	1,055,929
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	92,875	94,222
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	860,000	970,643
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	518,622
Series 2007-CB20, Class A3 5.819%, due 2/12/51	93,630	93,947
Series 2007-LD12, Class A3 5.934%, due 2/15/51 (j)	267,519	268,317
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	547,181
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 5.859%, due 8/12/49 (j)	358,506	360,415
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	304,791	315,828
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	500,000	546,678

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (d)	$280,000	$303,318
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	545,268

		6,986,687

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, due 2/25/42 (c)(d)(g)(h)	582,503	466,002
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.054%, due 11/25/36 (j)	646,783	562,130

		1,028,132

Total Mortgage-Backed Securities (Cost $7,433,968)		8,014,819

U.S. Government & Federal Agencies 1.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	8,374	8,694
6.50%, due 2/1/27	115	129
6.50%, due 5/1/29	30,615	34,450
6.50%, due 6/1/29	12,738	14,335
6.50%, due 7/1/29	52,896	59,535
6.50%, due 8/1/29	13,195	14,848
6.50%, due 9/1/29	1,505	1,697
6.50%, due 6/1/32	5,993	6,764
6.50%, due 1/1/37	5,326	5,986
7.00%, due 3/1/26	180	185
7.00%, due 9/1/26	8,182	9,159
7.00%, due 7/1/32	22,256	25,929
7.50%, due 1/1/16	721	742
7.50%, due 5/1/32	8,758	9,946

		192,399

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	3,984	4,236
4.50%, due 3/1/21	11,632	12,365
6.00%, due 4/1/19	1,543	1,721
7.00%, due 10/1/37	1,428	1,572
7.00%, due 11/1/37	26,512	31,147
7.50%, due 10/1/15	6,371	6,558

		57,599

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	$6,614	$7,268
5.50%, due 9/15/35	26,010	29,055
6.50%, due 4/15/29	40	45
6.50%, due 5/15/29	172	194
6.50%, due 8/15/29	26	30
6.50%, due 10/15/31	4,562	5,272
7.00%, due 9/15/23	888	912
7.00%, due 7/15/25	1,608	1,614
7.00%, due 12/15/25	4,116	4,202
7.00%, due 11/15/27	12,372	13,796
7.00%, due 12/15/27	57,719	64,577
7.00%, due 6/15/28	4,434	4,594
7.50%, due 6/15/26	461	517
7.50%, due 10/15/30	27,141	30,749
8.00%, due 9/15/26	141	143
8.00%, due 10/15/26	8,332	9,369
8.50%, due 11/15/26	21,820	22,392

		194,729

United States Treasury Bonds 0.8%
2.875%, due 5/15/43	8,835,000	7,876,950
4.375%, due 5/15/40	415,000	487,496

		8,364,446

United States Treasury Notes 0.2%
0.25%, due 12/15/15	1,435,000	1,434,495
1.375%, due 6/30/18	95,000	94,889

		1,529,384

Total U.S. Government & Federal Agencies (Cost $9,957,638)		10,338,557

Yankee Bonds 0.3% (k)
Banks 0.1%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	1,530,000	1,628,477

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,425,000	2,018,907

Total Yankee Bonds (Cost $3,459,956)		3,647,384

Total Long-Term Bonds (Cost $436,971,521)		457,163,349

	Shares	Value
Common Stocks 50.6%
Aerospace & Defense 1.4%
BAE Systems PLC	1,140,690	$7,703,760
Lockheed Martin Corp.	43,210	7,092,490

		14,796,250

Agriculture 4.7%
♦Altria Group, Inc.	240,038	9,627,924
British American Tobacco PLC	117,937	6,804,092
♦Imperial Tobacco Group PLC	248,500	10,728,333
♦Lorillard, Inc.	167,240	9,937,401
Philip Morris International, Inc.	65,783	5,619,842
Reynolds American, Inc.	151,710	8,560,995

		51,278,587

Auto Manufacturers 0.9%
Daimler A.G. Registered Shares	84,710	7,842,267
Ford Motor Co.	125,000	2,018,750

		9,861,017

Banks 1.8%
Citigroup, Inc.	41,000	1,964,310
Commonwealth Bank of Australia	40,780	2,989,097
Svenska Handelsbanken AB Class A	114,310	5,736,421
Wells Fargo & Co.	88,330	4,384,701
Westpac Banking Corp.	121,616	3,967,903

		19,042,432

Beverages 1.1%
Anheuser-Busch InBev N.V.	29,127	3,169,707
Coca-Cola Co. (The)	75,470	3,078,421
Diageo PLC, Sponsored ADR	23,560	2,892,697
PepsiCo., Inc.	35,410	3,041,365

		12,182,190

Chemicals 2.6%
BASF S.E.	69,174	8,006,652
Dow Chemical Co. (The)	105,080	5,243,492
E.I. du Pont de Nemours & Co.	48,516	3,266,097
Potash Corporation of Saskatchewan, Inc.	121,085	4,378,434
Yara International ASA	163,800	7,732,160

		28,626,835

Commercial Services 0.7%
Automatic Data Processing, Inc.	41,270	3,217,409
R.R. Donnelley & Sons Co.	234,920	4,134,592

		7,352,001

Computers 0.4%
Apple, Inc.	8,030	4,738,423

Electric 6.1%
Ameren Corp.	167,240	6,908,684
Dominion Resources, Inc.	42,960	3,116,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric (continued)
Duke Energy Corp.	118,903	$8,857,085
Electricite de France S.A.	218,410	8,376,738
Integrys Energy Group, Inc.	55,580	3,405,942
PPL Corp.	250,440	8,349,670
Southern Co. (The)	90,895	4,165,718
SSE PLC	294,390	7,579,979
TECO Energy, Inc.	359,905	6,463,894
Terna S.p.A.	1,724,350	9,329,876

		66,553,904

Electrical Components & Equipment 0.3%
Emerson Electric Co.	48,683	3,319,207

Engineering & Construction 1.0%
♦Vinci S.A.	143,925	10,850,299

Entertainment 0.3%
Regal Entertainment Group Class A	201,440	3,787,072

Environmental Controls 0.3%
Waste Management, Inc.	68,450	3,042,602

Finance—Other Services 0.5%
CME Group, Inc.	75,710	5,329,227

Food 1.0%
Nestle S.A. Registered	42,725	3,298,675
Unilever PLC	94,670	4,226,189
WM Morrison Supermarkets PLC	829,540	2,813,795

		10,338,659

Food Services 0.3%
Compass Group PLC	191,470	3,045,277

Gas 1.7%
Centrica PLC	1,447,670	8,066,008
♦National Grid PLC	706,470	10,025,512

		18,091,520

Household Products & Wares 0.5%
Kimberly-Clark Corp.	46,825	5,256,106

Insurance 1.9%
Allianz S.E. Registered	24,450	4,234,998
Arthur J. Gallagher & Co.	65,540	2,950,611
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	33,470	7,729,036
SCOR SE	172,250	6,286,130

		21,200,775

	Shares	Value
Investment Company 0.0%‡
BGP Holdings PLC (e)(g)(h)	20,068	$3

Machinery—Diversified 0.3%
Deere & Co.	30,570	2,853,404

Media 1.2%
Dex Media, Inc. (e)	464	3,401
ION Media Networks, Inc. (e)(f)(g)(h)	12	4,539
Pearson PLC	246,810	4,621,356
Shaw Communications, Inc.	194,180	4,703,690
Wolters Kluwer N.V.	115,770	3,223,512

		12,556,498

Mining 0.4%
BHP Billiton, Ltd.	112,620	3,949,556

Miscellaneous—Manufacturing 0.4%
Orkla ASA	557,480	4,603,855

Oil & Gas 3.2%
ConocoPhillips	70,140	5,212,103
Diamond Offshore Drilling, Inc.	88,090	4,810,595
Royal Dutch Shell PLC, ADR	111,890	8,810,219
Statoil ASA	169,410	5,141,323
♦Total S.A.	155,578	11,111,496

		35,085,736

Pharmaceuticals 3.9%
AbbVie, Inc.	77,640	4,043,491
AstraZeneca PLC, Sponsored ADR	45,970	3,633,929
♦GlaxoSmithKline PLC	383,230	10,559,778
Johnson & Johnson	32,987	3,341,253
Merck & Co., Inc.	73,039	4,277,164
Novartis A.G.	62,610	5,427,955
Roche Holding A.G., (Genusscheine)	22,305	6,538,677
Sanofi	39,570	4,283,096

		42,105,343

Pipelines 1.6%
Enterprise Products Partners, L.P.	61,630	4,507,002
Kinder Morgan Energy Partners, L.P.	86,640	6,530,923
MarkWest Energy Partners, L.P.	51,430	3,257,576
♦Targa Resources Partners, L.P.	60,180	3,563,258

		17,858,759

Real Estate Investment Trusts 1.6%
Corrections Corporation of America	153,405	5,031,684
Health Care REIT, Inc.	137,870	8,698,218
Unibail-Rodamco SE	14,805	3,997,027

		17,726,929

Retail 0.3%
McDonald's Corp.	34,452	3,492,744

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors 0.7%
KLA-Tencor Corp.	48,235	$3,086,558
Microchip Technology, Inc.	86,400	4,107,456

		7,194,014

Software 0.3%
Microsoft Corp.	84,463	3,412,305

Telecommunications 7.4%
AT&T, Inc.	235,677	8,413,669
BCE, Inc.	213,770	9,517,792
CenturyLink, Inc.	212,601	7,421,901
Deutsche Telekom A.G.	551,430	9,245,340
Philippine Long Distance Telephone Co., Sponsored ADR	49,000	3,160,500
Rogers Communications, Inc. Class B	85,910	3,411,945
♦Swisscom A.G.	16,980	10,321,895
Telstra Corp., Ltd.	1,692,080	8,205,541
♦Verizon Communications, Inc.	194,419	9,085,200
Vivendi S.A.	208,453	5,593,072
Vodafone Group PLC	1,503,268	5,684,112

		80,060,967

Toys, Games & Hobbies 0.4%
Mattel, Inc.	124,520	4,883,052

Transportation 0.3%
Deutsche Post A.G. Registered	87,850	3,307,177

Water 1.1%
Severn Trent PLC	124,760	3,886,394
United Utilities Group PLC	616,209	8,281,651

		12,168,045

Total Common Stocks (Cost $437,536,148)		549,950,770

	Principal Amount	Value
Short-Term Investment 5.1%
Repurchase Agreement 5.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $55,287,746 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $60,790,000 and a Market Value of $56,396,646)	$55,287,746	$55,287,746

Total Short-Term Investment (Cost $55,287,746)		55,287,746

Total Investments (Cost $929,795,415) (n)	97.8%	1,062,401,865
Other Assets, Less Liabilities	2.2	23,998,274
Net Assets	100.0%	$1,086,400,139

	Contracts Long	Unrealized Appreciation (Depreciation) (l)
Futures Contracts 0.1%
Standard & Poor's 500 Index Mini June 2014 (m)	2,090	$1,186,806

Total Futures Contracts Long (Notional Amount $196,240,550)		1,186,806

	Contracts Short
United States Treasury Notes June 2014 (2 Year) (m)	(745)	(47,407)
United States Treasury Notes June 2014 (5 Year) (m)	(1,102)	77,605

Total Futures Contracts Short (Notional Amount $295,444,219)		30,198

Total Futures Contracts (Notional Amount $99,203,669)		$1,217,004

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2014.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of April 30, 2014 was $10,588,119, which represented 1.0% of the Fund's net assets.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Non-income producing security.

(f)	Restricted security.

(g)	Illiquid security—The total market value of these securities as of April 30, 2014, was $472,161, which represented less than one-tenth of a percent of the Fund's net assets.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2014, the total market value of fair valued security was $731,403, which represented 0.1% of the Fund's net assets.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2014.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2014.

(k)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(m)	As of April 30, 2014, cash in the amount of $10,262,000 was on deposit with a broker for futures transactions.

(n)	As of April 30, 2014, cost was $930,038,335 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$142,547,781
Gross unrealized depreciation	(10,184,251)

Net unrealized appreciation	$132,363,530

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

£—British Pound Sterling

€—Euro

As of April 30, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	EUR	53,615,000	USD	74,321,113	USD	61,275
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	GBP	28,113,000		47,429,442		34,664

Foreign Currency Sales Contracts				Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	EUR	53,615,000	USD	72,987,447	USD	(1,394,940)
Euro vs. U.S. Dollar	7/17/14	JPMorgan Chase Bank		58,031,000		80,425,163		(70,538)
Pound Sterling vs. U.S. Dollar	5/7/14	JPMorgan Chase Bank	GBP	28,113,000		45,932,738		(1,531,368)
Pound Sterling vs. .U.S. Dollar	7/17/14	JPMorgan Chase Bank		31,254,000		52,696,744		(41,371)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(2,942,278)

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,414,492	$—	$11,414,492
Convertible Bonds	—	3,519,006	—	3,519,006
Corporate Bonds (b)	—	397,359,752	260,859	397,620,611
Foreign Bonds	—	6,891,252	—	6,891,252
Foreign Government Bond	—	1,539,786	—	1,539,786
Loan Assignments	—	14,177,442	—	14,177,442
Mortgage-Backed Securities (c)	—	7,548,817	466,002	8,014,819
U.S. Government & Federal Agencies	—	10,338,557	—	10,338,557
Yankee Bonds	—	3,647,384	—	3,647,384

Total Long-Term Bonds	—	456,436,488	726,861	457,163,349

Common Stocks (d)	549,946,228	—	4,542	549,950,770
Short-Term Investment
Repurchase Agreement	—	55,287,746	—	55,287,746

Total Investments in Securities	549,946,228	511,724,234	731,403	1,062,401,865

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	95,939	—	95,939
Futures Contracts Long (e)	1,186,806	—	—	1,186,806
Futures Contracts Short (e)	77,605	—	—	77,605

Total Other Financial Instruments	1,264,411	95,939	—	1,360,350

Total Investments in Securities and Other Financial Instruments	$551,210,639	$511,820,173	$731,403	$1,063,762,215

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(3,038,217)	$—	$(3,038,217)
Futures Contracts Short (e)	(47,407)	—	—	(47,407)

Total Other Financial Instruments	$(47,407)	$(3,038,217)	$—	$(3,085,624)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,617 and $259,242 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $466,002 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3, and $4,539 are held in Investment Company, and Media, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2013		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2014	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2014 (b)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,617		$—	$—	$—	$—	$—	$—	$—	$1,617	$—
Retail	264,033		(129)	(130)	2,594	—	(7,126)	—	—	259,242	3,167
Loan Assignments
Auto Parts & Equipment	2,675,828		2,346	11,715	(45,504)	—	(2,644,385)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	465,776		—	—	55,786	—	(55,560)	—	—	466,002	40,784
Common Stocks
Investment Company	3		—	—	—	—	—	—	—	3	—
Media	—		—	—	4,518	21	—	—	—	4,539	4,518
Warrants
Media	0	(c)	—	—	21	—	(21)	—	—	—	—

Total	$3,407,257		$2,217	$11,585	$17,415	$21	$(2,707,092)	$—	$—	$731,403	$48,469

(a)	Sales include principal reductions.

(b)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

(c)	Less than one dollar.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $929,795,415)	$1,062,401,865
Cash collateral on deposit at broker	10,262,000
Cash denominated in foreign currencies (identified cost $2,402,745)	2,469,249
Unrealized appreciation on unfunded commitments (See Note 5)	4,601
Receivables:
Dividends and interest	8,634,720
Investment securities sold	5,423,356
Fund shares sold	4,182,031
Variation margin on futures contracts	231,841
Unrealized appreciation on foreign currency forward contracts	95,939
Other assets	71,112

Total assets	1,093,776,714

Liabilities
Due to custodian	2,087
Payables:
Investment securities purchased	2,813,479
Manager (See Note 3)	544,613
Fund shares redeemed	385,359
Transfer agent (See Note 3)	256,416
NYLIFE Distributors (See Note 3)	224,378
Shareholder communication	61,527
Professional fees	40,178
Trustees	1,213
Accrued expenses	9,108
Unrealized depreciation on foreign currency forward contracts	3,038,217

Total liabilities	7,376,575

Net assets	$1,086,400,139

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$534,163
Additional paid-in capital	920,884,152

921,418,315
Undistributed net investment income	6,302,108
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	27,690,978
Net unrealized appreciation (depreciation) on investments and futures contracts	133,823,454
Net unrealized appreciation (depreciation) on unfunded commitments	4,601
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,839,317)

Net assets	$1,086,400,139

Investor Class
Net assets applicable to outstanding shares	$168,990,490

Shares of beneficial interest outstanding	8,328,984

Net asset value per share outstanding	$20.29
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.47

Class A
Net assets applicable to outstanding shares	$449,786,833

Shares of beneficial interest outstanding	22,177,524

Net asset value per share outstanding	$20.28
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.46

Class B
Net assets applicable to outstanding shares	$50,784,725

Shares of beneficial interest outstanding	2,491,311

Net asset value and offering price per share outstanding	$20.38

Class C
Net assets applicable to outstanding shares	$76,980,932

Shares of beneficial interest outstanding	3,782,291

Net asset value and offering price per share outstanding	$20.35

Class I
Net assets applicable to outstanding shares	$339,857,159

Shares of beneficial interest outstanding	16,636,149

Net asset value and offering price per share outstanding	$20.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$15,550,070
Interest	12,184,962

Total income	27,735,032

Expenses
Manager (See Note 3)	3,131,547
Distribution/Service—Investor Class (See Note 3)	206,191
Distribution/Service—Class A (See Note 3)	509,237
Distribution/Service—Class B (See Note 3)	249,300
Distribution/Service—Class C (See Note 3)	325,015
Transfer agent (See Note 3)	782,656
Shareholder communication	64,153
Registration	50,696
Professional fees	46,146
Custodian	39,961
Trustees	8,599
Miscellaneous	21,990

Total expenses	5,435,491

Net investment income (loss)	22,299,541

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,158,104
Futures transactions	20,842,780
Foreign currency transactions	(2,719,839)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	37,281,045

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	15,998,415
Futures contracts	(6,843,775)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,126,595)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	8,028,045

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	45,309,090

Net increase (decrease) in net assets resulting from operations	$67,608,631

(a)	Dividends recorded net of foreign withholding taxes in the amount of $582,272.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,299,541	$30,202,290
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	37,281,045	48,575,803
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	8,028,045	57,756,255

Net increase (decrease) in net assets resulting from operations	67,608,631	136,534,348

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(2,661,798)	(5,611,090)
Class A	(7,101,780)	(12,582,135)
Class B	(623,282)	(1,326,383)
Class C	(812,835)	(972,526)
Class I	(5,622,739)	(9,677,969)

	(16,822,434)	(30,170,103)

From net realized gain on investments:
Investor Class	(4,383,814)	—
Class A	(10,462,255)	—
Class B	(1,343,673)	—
Class C	(1,586,185)	—
Class I	(7,620,793)	—

	(25,396,720)	—

Total dividends and distributions to shareholders	(42,219,154)	(30,170,103)

Capital share transactions:
Net proceeds from sale of shares	133,161,765	224,065,417
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	39,243,400	28,400,593
Cost of shares redeemed	(70,044,670)	(131,828,751)

Increase (decrease) in net assets derived from capital share transactions	102,360,495	120,637,259

Net increase (decrease) in net assets	127,749,972	227,001,504

Net Assets
Beginning of period	958,650,167	731,648,663

End of period	$1,086,400,139	$958,650,167

Undistributed net investment income at end of period	$6,302,108	$825,001

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.84		$17.46	$15.93	$15.58	$13.89	$12.58

Net investment income (loss) (a)	0.42		0.64	0.62	0.60	0.59	0.30
Net realized and unrealized gain (loss) on investments	0.94		2.44	1.39	0.37	1.81	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	1.29		3.02	2.15	0.92	2.24	1.66

Less dividends and distributions:
From net investment income	(0.32)		(0.64)	(0.62)	(0.57)	(0.55)	(0.35)
From net realized gain on investments	(0.52)		—	—	—	—	—

Total dividends and distributions	(0.84)		(0.64)	(0.62)	(0.57)	(0.55)	(0.35)

Net asset value at end of period	$20.29		$19.84	$17.46	$15.93	$15.58	$13.89

Total investment return (b)	6.75	%(c)	17.62%	13.72%	5.92%	16.39%	13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.32	%††	3.46%	3.73%	3.73%	4.02%	2.40%
Net expenses	1.26	%††	1.32%	1.37%	1.40%	1.50%	1.40%
Expenses (before waiver/reimbursement)	1.26	%††	1.32%	1.37%	1.40%	1.50%	1.72%
Portfolio turnover rate	10%		31%	25%	33%	76%	182	%(d)
Net assets at end of period (in 000’s)	$168,990		$168,097	$160,758	$163,168	$170,852	$161,824

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.83		$17.46	$15.92	$15.58	$13.88	$12.57

Net investment income (loss) (a)	0.45		0.69	0.67	0.66	0.64	0.33
Net realized and unrealized gain (loss) on investments	0.93		2.43	1.40	0.35	1.82	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	1.31		3.06	2.21	0.96	2.30	1.69

Less dividends and distributions:
From net investment income	(0.34)		(0.69)	(0.67)	(0.62)	(0.60)	(0.38)
From net realized gain on investments	(0.52)		—	—	—	—	—

Total dividends and distributions	(0.86)		(0.69)	(0.67)	(0.62)	(0.60)	(0.38)

Net asset value at end of period	$20.28		$19.83	$17.46	$15.92	$15.58	$13.88

Total investment return (b)	6.88	%(c)	17.90%	14.16%	6.21%	16.80%	13.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.57	%††	3.71%	4.03%	4.05%	4.37%	2.60%
Net expenses	1.02	%††	1.04%	1.06%	1.08%	1.15%	1.20%
Expenses (before waiver/reimbursement)	1.02	%††	1.04%	1.06%	1.08%	1.15%	1.23%
Portfolio turnover rate	10%		31%	25%	33%	76%	182	%(d)
Net assets at end of period (in 000’s)	$449,787		$397,101	$292,603	$242,939	$239,564	$222,648

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.93		$17.54	$15.99	$15.64	$13.93	$12.61

Net investment income (loss) (a)	0.35		0.51	0.50	0.49	0.48	0.21
Net realized and unrealized gain (loss) on investments	0.94		2.44	1.40	0.35	1.84	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)	0.14	(0.05)	(0.17)	0.00	‡

Total from investment operations	1.22		2.89	2.04	0.79	2.15	1.56

Less dividends and distributions:
From net investment income	(0.25)		(0.50)	(0.49)	(0.44)	(0.44)	(0.24)
From net realized gain on investments	(0.52)		—	—	—	—	—

Total dividends	(0.77)		(0.50)	(0.49)	(0.44)	(0.44)	(0.24)

Net asset value at end of period	$20.38		$19.93	$17.54	$15.99	$15.64	$13.93

Total investment return (b)	6.38	%(c)	16.74%	12.87%	5.14%	15.53%	12.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58	%††	2.73%	2.99%	2.98%	3.25%	1.65%
Net expenses	2.01	%††	2.07%	2.12%	2.15%	2.24%	2.14%
Expenses (before waiver/reimbursement)	2.01	%††	2.07%	2.12%	2.15%	2.24%	2.47%
Portfolio turnover rate	10%		31%	25%	33%	76%	182	%(d)
Net assets at end of period (in 000’s)	$50,785		$51,138	$51,233	$59,225	$71,239	$79,742

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.90		$17.52	$15.97	$15.62	$13.92	$12.59

Net investment income (loss) (a)	0.36		0.49	0.49	0.48	0.48	0.22
Net realized and unrealized gain (loss) on investments	0.93		2.45	1.41	0.36	1.82	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	1.22		2.88	2.04	0.79	2.14	1.57

Less dividends and distributions:
From net investment income	(0.25)		(0.50)	(0.49)	(0.44)	(0.44)	(0.24)
From net realized gain on investments	(0.52)		—	—	—	—	—

Total dividends and distributions	(0.77)		(0.50)	(0.49)	(0.44)	(0.44)	(0.24)

Net asset value at end of period	$20.35		$19.90	$17.52	$15.97	$15.62	$13.92

Total investment return (b)	6.34	%(c)	16.70%	12.96%	5.08%	15.55%	12.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63	%††	2.61%	2.88%	2.98%	3.27%	1.67%
Net expenses	2.01	%††	2.07%	2.12%	2.15%	2.24%	2.17%
Expenses (before waiver/reimbursement)	2.01	%††	2.07%	2.12%	2.15%	2.24%	2.47%
Portfolio turnover rate	10%		31%	25%	33%	76%	182	%(d)
Net assets at end of period (in 000’s)	$76,981		$55,889	$22,444	$10,899	$10,312	$9,622

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.97		$17.57	$16.02	$15.67	$13.97	$12.65

Net investment income (loss) (a)	0.48		0.74	0.72	0.70	0.68	0.77
Net realized and unrealized gain (loss) on investments	0.94		2.46	1.40	0.36	1.82	0.97
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		(0.06)	0.14	(0.05)	(0.16)	0.00	‡

Total from investment operations	1.35		3.14	2.26	1.01	2.34	1.74

Less dividends and distributions:
From net investment income	(0.37)		(0.74)	(0.71)	(0.66)	(0.64)	(0.42)
From net realized gain on investments	(0.52)		—	—	—	—	—

Total dividends and distributions	(0.89)		(0.74)	(0.71)	(0.66)	(0.64)	(0.42)

Net asset value at end of period	$20.43		$19.97	$17.57	$16.02	$15.67	$13.97

Total investment return (b)	7.02	%(c)	18.25%	14.41%	6.50%	17.07%	14.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.84	%††	3.97%	4.28%	4.30%	4.60%	3.74%
Net expenses	0.77	%††	0.79%	0.81%	0.83%	0.89%	0.97%
Expenses (before waiver/reimbursement)	0.77	%††	0.79%	0.81%	0.83%	0.89%	0.97%
Portfolio turnover rate	10%		31%	25%	33%	76%	182	%(d)
Net assets at end of period (in 000’s)	$339,857		$286,425	$204,611	$164,317	$164,393	$189,333

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 151% for the year ended October 31, 2009.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund's securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund held securities with a value of $731,403 that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager in consultation with the Subadvisors. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

34	MainStay Income Builder Fund

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2014, the Fund did not hold securities that were valued by single broker quotes and/or deemed to be illiquid.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the

Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors measure the liquidity of the Fund's investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts, if any, are mark-to-market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. (See Note 5)

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. The Fund may also use equity index futures contracts to add exposure to the equity markets. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and

36	MainStay Income Builder Fund

manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom they simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are generally classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights or warrants.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(Q)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

(R)  Indemnifications.  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$1,186,806	$77,605	$1,264,411
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	95,939	—	—	95,939

Total Fair Value		$95,939	$1,186,806	$77,605	$1,360,350

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(47,407)	$(47,407)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(3,038,217)	—	—	(3,038,217)

Total Fair Value		$(3,038,217)	$—	$(47,407)	$(3,085,624)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$22,271,954	$(1,429,174)	$20,842,780
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(2,712,110)	—	—	(2,712,110)

Total Realized Gain (Loss)		$(2,712,110)	$22,271,954	$(1,429,174)	$18,130,670

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(7,881,944)	$1,038,169	$(6,843,775)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,219,266)	—	—	(1,219,266)

Total Change in Unrealized Appreciation (Depreciation)		$(1,219,266)	$(7,881,944)	$1,038,169	$(8,063,041)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)		2,063		2,063
Futures Contracts Short (Average number of contracts)	—	—	(1,714)	(1,714)
Forward Contracts Long (Average notional amount)	$121,750,555	—	—	$121,750,555
Forward Contracts Short (Average notional amount)	$(133,557,546)	—	—	$(133,557,546)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$95,939	$(95,939)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank	$3,038,217	$(95,939)	$—	$2,942,278

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement” ). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer ( “CCO” ) of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.63% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $3,131,547.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $17,343 and $74,684, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $618, $29,410 and $7,400, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$273,567
Class A	182,732
Class B	82,700
Class C	107,626
Class I	136,031

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,382	0.0	%‡
Class I	99,959,222	29.4

‡	Less than one-tenth of a percent.

40	MainStay Income Builder Fund

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $5,293,086 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$5,293	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$30,170,103

Note 5–Commitments and Contingencies

As of April 30, 2014, the Fund had an unfunded loan commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
Allied Security Holdings, LLC
2nd Lien Delayed Draw Term Loan due 8/14/21	$684,932	$4,601

Commitment is available until maturity date.

Note 6–Restricted Securities

As of April 30, 2014, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares	Cost	4/30/14 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$21	$4,539	0.0	%‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/3/09	110,000	—	1,617	0.0	‡
Total			$21	$6,156	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the "Credit Agreement"), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, sales of U.S. government securities were $2,064. There were no purchases of U.S. government securities. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $185,387 and $88,238, respectively.

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	266,210	$5,234,683
Shares issued to shareholders in reinvestment of dividends and distributions	364,000	7,012,727
Shares redeemed	(433,911)	(8,523,205)

Net increase (decrease) in shares outstanding before conversion	196,299	3,724,205
Shares converted into Investor Class (See Note 1)	134,658	2,622,079
Shares converted from Investor Class (See Note 1)	(474,288)	(9,277,640)

Net increase (decrease)	(143,331)	$(2,931,356)

Year ended October 31, 2013:
Shares sold	414,341	$7,722,680
Shares issued to shareholders in reinvestment of dividends and distributions	302,990	5,575,201
Shares redeemed	(983,435)	(18,263,550)

Net increase (decrease) in shares outstanding before conversion	(266,104)	(4,965,669)
Shares converted into Investor Class (See Note 1)	453,977	8,438,282
Shares converted from Investor Class (See Note 1)	(921,488)	(17,385,123)

Net increase (decrease)	(733,615)	$(13,912,510)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,390,847	$47,241,394
Shares issued to shareholders in reinvestment of dividends and distributions	872,197	16,806,041
Shares redeemed	(1,652,598)	(32,407,957)

Net increase (decrease) in shares outstanding before conversion	1,610,446	31,639,478
Shares converted into Class A (See Note 1)	544,065	10,626,776

Net increase (decrease)	2,154,511	$42,266,254

Year ended October 31, 2013:
Shares sold	4,307,421	$80,858,708
Shares issued to shareholders in reinvestment of dividends and distributions	652,593	12,027,693
Shares redeemed	(2,729,186)	(50,631,121)

Net increase (decrease) in shares outstanding before conversion	2,230,828	42,255,280
Shares converted into Class A (See Note 1)	1,109,917	20,900,874
Shares converted from Class A (See Note 1)	(79,797)	(1,520,144)

Net increase (decrease)	3,260,948	$61,636,010

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	200,594	$3,964,387
Shares issued to shareholders in reinvestment of dividends and distributions	97,604	1,889,604
Shares redeemed	(169,422)	(3,339,585)

Net increase (decrease) in shares outstanding before conversion	128,776	2,514,406
Shares converted from Class B (See Note 1)	(203,191)	(3,971,215)

Net increase (decrease)	(74,415)	$(1,456,809)

Year ended October 31, 2013:
Shares sold	472,626	$8,892,388
Shares issued to shareholders in reinvestment of dividends and distributions	69,643	1,287,353
Shares redeemed	(336,964)	(6,279,449)

Net increase (decrease) in shares outstanding before conversion	205,305	3,900,292
Shares converted from Class B (See Note 1)	(560,188)	(10,433,889)

Net increase (decrease)	(354,883)	$(6,533,597)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,092,118	$21,552,592
Shares issued to shareholders in reinvestment of dividends and distributions	97,083	1,877,750
Shares redeemed	(215,295)	(4,238,499)

Net increase (decrease)	973,906	$19,191,843

Year ended October 31, 2013:
Shares sold	1,786,852	$33,760,286
Shares issued to shareholders in reinvestment of dividends and distributions	37,970	706,537
Shares redeemed	(297,840)	(5,648,670)

Net increase (decrease)	1,526,982	$28,818,153

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,784,439	$55,168,709
Shares issued to shareholders in reinvestment of dividends and distributions	600,539	11,657,278
Shares redeemed	(1,091,000)	(21,535,424)

Net increase (decrease)	2,293,978	$45,290,563

Year ended October 31, 2013:
Shares sold	4,940,656	$92,831,355
Shares issued to shareholders in reinvestment of dividends and distributions	474,713	8,803,809
Shares redeemed	(2,716,749)	(51,005,961)

Net increase (decrease)	2,698,620	$50,629,203

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments, Epoch and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, Epoch and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Epoch as subadvisor to the Fund, and MacKay Shields and responses from New York Life Investments, Epoch and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, Epoch and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Epoch and MacKay Shields provide to the Fund. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Fund and managing other portfolios. It examined Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environments. The Board also reviewed Epoch’s and MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch and MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in

44	MainStay Income Builder Fund

various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

46	MainStay Income Builder Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34254 MS164-14	MSIB10-06/14 NL014

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.86 2.77%	–7.23 –2.86%	10.18 11.20%	8.35 8.85%	1.30 1.30%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.84 2.79	–7.11 –2.73	10.31 11.33	8.44 8.94	1.16 1.16
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.62 2.36	–8.15 –3.58	10.09 10.36	8.03 8.03	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.27 2.27	–4.49 –3.58	10.38 10.38	8.04 8.04	2.05 2.05
Class I Shares[4]	No Sales Charge		2.91	–2.49	11.62	9.21	0.91

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	3.75%	–1.08%	10.77%	8.87%
Average Lipper Emerging Markets Hard Currency Debt Fund[6]	1.82	–3.63	11.12	8.82

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets hard currency debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,027.70	$6.89	$1,018.00	$6.85

Class A Shares	$1,000.00	$1,027.90	$6.03	$1,018.80	$6.01

Class B Shares	$1,000.00	$1,023.60	$10.64	$1,014.30	$10.59

Class C Shares	$1,000.00	$1,022.70	$10.63	$1,014.30	$10.59

Class I Shares	$1,000.00	$1,029.10	$4.78	$1,020.10	$4.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.37% for Investor Class, 1.20% for Class A, 2.12% for Class B and Class C and 0.95% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

Brazil	10.9%
Russia	7.7
Indonesia	6.0
Turkey	5.5
Venezuela	5.3
Mexico	5.0
Ukraine	4.8
Colombia	4.5
Peru	3.9
Poland	3.6
United States	2.9
Kazakhstan	2.5
Sri Lanka	2.5
Portugal	2.4
Belarus	2.2
Georgia	2.1
India	2.1
Uruguay	1.8
Hungary	1.7
Republic of Korea	1.7
Dominican Republic	1.4

Ireland	1.4%
Paraguay	1.4
United Arab Emirates	1.4
Bahrain	1.3
Panama	1.3
United Kingdom	1.2
Luxembourg	1.1
Chile	1.0
Gabon	1.0
Croatia	0.8
Guatemala	0.8
Nigeria	0.8
Vietnam	0.8
Ghana	0.7
Argentina	0.5
Czech Republic	0.5
Senegal	0.5
Jamaica	0.3
Other Assets, Less Liabilities	2.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Republic of Turkey, 6.00%–9.00%, due 3/8/17–1/14/41

2.	Ukraine Government, 7.75%–7.80%, due 9/23/20–11/28/22

3.	Majapahit Holding B.V., 8.00%, due 8/7/19

4.	Republic of Venezuela, 9.25%, due 5/7/28

5.	Republic of Peru, 7.35%, due 7/21/25
6.	Poland Government Bond, 5.75%, due 10/25/21

7.	Gaz Capital S.A. for Gazprom, 9.25%, due 4/23/19

8.	Republic of Sri Lanka, 6.25%, due 10/4/20

9.	Portugal Obrigacoes do Tesouro OT, 4.95%, due 10/25/23

10.	Republic of Belarus, 8.95%, due 1/26/18

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Global High Income Fund returned 2.77% for Investor Class shares, 2.79% for Class A shares, 2.36% for Class B shares and 2.27% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 2.91%. For the six months ended April 30, 2014, all share classes underperformed the 3.75% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 1.82% return of the average Lipper2 emerging markets hard currency debt fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Emerging market sovereign debt slightly outperformed emerging market credit during the reporting period. While performance improved across emerging markets during the reporting period, we witnessed pockets of volatility in select regions such as Venezuela, where the current president unsettled the markets by expanding his authority to enact new laws without legislative approval. As a result, we reduced our exposure to the region. U.S. dollar denominated Argentine bonds rallied substantially during the reporting period—to the point where we believed that the country’s political and economic risks were not being factored into security prices. As result, we reduced our Argentine government exposure to zero.

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was shorter than that of the JPMorgan EMBI Global Diversified Index in order to lower its interest rate sensitivity relative to the Index. This has been achieved in part by shorting two-year U.S. Treasury futures, as well as increasing the Fund’s exposure to lower quality credits that we felt offered better opportunities for risk-adjusted returns (lower quality credits tend to be less interest rate sensitive than sovereign bonds). As of April 30, 2014, the Fund’s effective duration was 4.93 years, approximately two years shorter than the duration of the JPMorgan EMBI Global Diversified Index. The Fund pursued a shorter duration to reduce sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

In the beginning of the reporting period, we increased the Fund’s exposure to hard-currency emerging-market credit at attractive spread4 levels on the basis of our longer-term view that the emerging economies would weather the volatility they faced and our view that a longer-term systemic crisis in the sector was not on the horizon. As previously noted, we witnessed pockets of volatility in select regions such as Venezuela, and we reduced our exposure to the nation’s debt. U.S. dollar denominated Argentine bonds rallied substantially, and we reduced the Fund’s Argentine government exposure to zero.

The Russia/Ukraine conflict continued throughout the reporting period, and we perceived the situation as a fluid one with a degree of tail risk. We believe, however, that our modest investments in those nations relative to the JPMorgan EMBI Global Diversified Index offer adequate compensation in light of their solid fundamentals and healthy credit metrics.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

The largest positive contributors to the Fund’s performance were opportunistic positions in Portuguese and Slovenian sovereign debt. (Contributions take weightings and total returns into account.) As the Euro zone crisis has retreated further into the past, the spreads on these issues relative to German debt compressed dramatically.

Three countries that detracted significantly from the Fund’s performance were Russia, Ukraine and Turkey. The first two countries were affected by heightened tensions and open conflict, while Turkey suffered from increased authoritarian rule and charges of corruption. Individual securities that negatively affected the Fund’s performance included corporate bonds of Russian companies Vimpelcom Holdings, Gazprom Capital, Lukoil International Finance, Novatek Finance and ALROSA Finance and Ukrainian company Ukraine Railways.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund closed out its Argentine position as we no longer perceived the reward to be commensurate with the risk following a substantial rally. We pared the Fund’s exposure in

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

Venezuela as political and economic risks increased. We did, however, remain overweight relative to the JPMorgan EMBI Global Diversified Index in Venezuela. We sold the Fund’s position in Slovenian sovereign debt as spreads compressed to reasonable levels. In addition, we increased the Fund’s exposure to quasi-sovereign Kazak gas company Kazmunaygas in light of favorable country metrics.

How did the Fund’s sector and country weightings change during the reporting period?

Aside from the changes already mentioned, we increased the Fund’s exposure to Europe while decreasing exposure to Latin America. We slightly increased the Fund’s exposure to credit, more specifically high-yield credit, while slightly reducing the Fund’s exposure to emerging market sovereign debt.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in corporate bonds and an underweight position relative to the Index in sovereign debt. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Europe and Latin America and underweight positions relative to the Index in Asia and the Middle East.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.4%† Corporate Bonds 51.8%
Argentina 0.5%
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)	$2,000,000	$1,265,000

Brazil 9.3%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	3,000,000	3,138,750
Braskem Finance, Ltd.
6.45%, due 2/3/24	2,300,000	2,392,000
7.00%, due 5/7/20 (a)	223,000	248,645
Fibria Overseas Finance, Ltd. 6.75%, due 3/3/21 (a)	3,000,000	3,292,500
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,165,000
JBS Finance II, Ltd. 8.25%, due 1/29/18 (a)	3,000,000	3,210,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	3,750,000	3,857,813
Petrobras International Finance Co. 5.375%, due 1/27/21	3,000,000	3,072,357
USJ Acucar e Alcool S.A. 9.875%, due 11/9/19 (a)	2,000,000	1,952,500
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (a)	3,000,000	2,182,500

		25,512,065

Chile 1.0%
GeoPark Latin America, Ltd. Agencia en Chile 7.50%, due 2/11/20 (a)	1,500,000	1,575,000
VTR Finance B.V. 6.875%, due 1/15/24 (a)	1,000,000	1,042,091

		2,617,091

Colombia 2.5%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	5,000,000	4,950,000
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (a)	2,000,000	1,932,500

		6,882,500

Czech Republic 0.5%
CE Energy A.S. 7.00%, due 2/1/21 (a)	€1,000,000	1,444,924

Georgia 1.3%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)	$3,500,000	3,640,000

	Principal Amount	Value
Guatemala 0.8%
Industrial Senior Trust 5.50%, due 11/1/22 (a)	$2,200,000	$2,120,250

India 2.1%
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (b)	2,000,000	2,010,000
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	3,500,000	3,710,000

		5,720,000

Indonesia 6.0%
♦Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	8,300,000	9,628,000
Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	5,686,625
Perusahaan Listrik Negara PT Series Reg S 5.25%, due 10/24/42	1,500,000	1,224,375

		16,539,000

Ireland 1.4%
UT2 Funding PLC 5.321%, due 6/30/16	€2,700,000	3,951,865

Kazakhstan 2.5%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	$1,000,000	1,083,500
KazMunaygas National Co. 4.40%, due 4/30/23 (a)	6,000,000	5,662,500

		6,746,000

Luxembourg 1.1%
ArcelorMittal 7.50%, due 10/15/39	3,000,000	3,142,500

Mexico 5.0%
Cemex Finance LLC 6.00%, due 4/1/24 (a)	3,000,000	3,003,750
Controladora Mabe S.A. de C.V.
7.875%, due 10/28/19	1,160,000	1,302,100
7.875%, due 10/28/19 (a)	1,600,000	1,796,000
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,109,200
Petroleos Mexicanos 6.50%, due 6/2/41	4,000,000	4,440,000

		13,651,050

Paraguay 1.4%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)	3,500,000	3,740,625

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Peru 1.1%
BBVA Bancomer S.A. 5.00%, due 8/26/22 (a)		$3,000,000	$3,090,000

Poland 0.9%
TVN Finance Corp. III AB 7.375%, due 12/15/20 (a)		€1,500,000	2,361,962

Republic of Korea 1.7%
Korea Finance Corp. 4.625%, due 11/16/21		$2,000,000	2,179,898
Korea Gas Corp. 6.25%, due 1/20/42 (a)		2,000,000	2,487,932

			4,667,830

Russia 6.8%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)		3,500,000	3,570,000
♦Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19		6,000,000	6,885,000
Lukoil International Finance B.V.
6.656%, due 6/7/22 (a)		1,000,000	1,026,250
7.25%, due 11/5/19 (a)		2,000,000	2,127,500
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)		2,000,000	1,940,000
Vimpelcom Holdings B.V. 7.504%, due 3/1/22 (a)		3,000,000	2,940,000

			18,488,750

Ukraine 1.2%
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (a)		4,500,000	3,345,156

United Arab Emirates 1.4%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (a)		3,750,000	3,693,750

United Kingdom 1.2%
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	3,342,954

Venezuela 2.1%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22		$5,900,000	5,723,000

Total Corporate Bonds (Cost $140,545,015)			141,686,272

	Principal Amount		Value
Government & Federal Agencies 42.6%
Bahrain 1.3%
Bahrain Government International Bond 6.125%, due 8/1/23 (a)		$3,200,000	$3,488,000

Belarus 2.2%
♦Republic of Belarus Series Reg S 8.95%, due 1/26/18		6,000,000	6,054,900

Brazil 1.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/23	B$	11,000,000	4,472,648

Colombia 2.0%
Republic of Colombia 7.75%, due 4/14/21	C$	9,600,000,000	5,585,779

Croatia 0.8%
Republic of Croatia 6.375%, due 3/24/21 (a)		$2,000,000	2,150,000

Dominican Republic 1.4%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,885,000

Gabon 1.0%
Gabonese Republic 6.375%, due 12/12/24 (a)		2,596,000	2,767,336

Georgia 0.8%
Republic of Georgia Series Reg S 6.875%, due 4/12/21		2,000,000	2,151,000

Ghana 0.7%
Republic of Ghana 7.875%, due 8/7/23 (a)		2,010,344	1,859,568

Hungary 1.7%
Republic of Hungary 6.25%, due 1/29/20		4,250,000	4,702,625

Jamaica 0.3%
Jamaica Government 8.00%, due 6/24/19		650,000	684,125

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Government & Federal Agencies (continued)
Nigeria 0.8%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21	$2,000,000	$2,165,000

Panama 1.3%
Republic of Panama 6.70%, due 1/26/36	3,058,000	3,673,422

Peru 2.8%
♦Republic of Peru 7.35%, due 7/21/25	5,800,000	7,598,000

Poland 2.7%
♦Poland Government Bond 5.75%, due 10/25/21	PLN 20,300,000	7,502,750

Portugal 2.4%
♦Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€4,200,000	6,467,100

Russia 0.9%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB 100,000,000	2,435,088

Senegal 0.5%
Republic of Senegal 8.75%, due 5/13/21 (a)	$1,250,000	1,412,500

Sri Lanka 2.5%
♦Republic of Sri Lanka 6.25%, due 10/4/20 (a)	6,500,000	6,751,875

Turkey 5.5%
♦Republic of Turkey
6.00%, due 1/14/41	5,000,000	5,172,500
7.375%, due 2/5/25	2,225,000	2,639,962
9.00%, due 3/8/17	TRY 9,400,000	4,451,261
Turkey Government Bond 7.10%, due 3/8/23	6,750,000	2,797,116

		15,060,839

Ukraine 3.6%
♦Ukraine Government
7.75%, due 9/23/20 (a)	$6,000,000	5,055,000
7.80%, due 11/28/22 (a)	5,800,000	4,864,750

		9,919,750

	Principal Amount		Value
Uruguay 1.8%
Republica Orient Uruguay 4.375%, due 12/15/28	$	U 104,763,851	$4,850,161

Venezuela 3.2%
♦Republic of Venezuela Series Reg S 9.25%, due 5/7/28		$11,095,000	8,820,525

Vietnam 0.8%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,255,000

Total Government & Federal Agencies (Cost $112,338,797)			116,712,991

Total Long-Term Bonds (Cost $252,883,812)			258,399,263

Short-Term Investment 2.9%
Repurchase Agreement 2.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $7,892,129 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $8,680,000 and a Market Value of $8,052,688)		7,892,129	7,892,129

Total Short-Term Investment (Cost $7,892,129)			7,892,129

Total Investments (Cost $260,775,941) (e)		97.3%	266,291,392
Other Assets, Less Liabilities		2.7	7,413,475
Net Assets		100.0%	$273,704,867

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.0%)‡
United States Treasury Notes June 2014 (2 Year) (d)	(547)	$(34,808)

Total Futures Contracts (Notional Amount $120,271,625)		$(34,808)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2014.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2014.

(d)	At April 30, 2014, cash in the amount of $169,570 is on deposit with a broker for futures transactions.

(e)	As of April 30, 2014, cost was $260,775,941 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,770,037
Gross unrealized depreciation	(9,254,586)

Net unrealized appreciation	$5,515,451

The following abbreviations are used in the above portfolio:

$U—Uruguayan Peso

€—Euro

A$—Australian Dollar

B$—Brazilian Real

C$—Colombian Peso

PLN—Polish Zloty

RUB—New Russian Ruble

TRY—Turkish Lira

As of April 30, 2014, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Australian Dollar vs. U.S. Dollar	5/7/14	HSBC Bank USA	AUD	3,150,000	USD	2,911,136	USD	14,213
Brazilian Real vs. U.S. Dollar	5/7/14	Barclays Bank PLC	BRL	10,609,255		4,767,776		(12,735)
Euro vs. U.S. Dollar	5/7/14	HSBC Bank USA	EUR	10,500,000		14,547,225		19,875
New Russian Ruble vs. U.S. Dollar	5/7/14	HSBC Bank USA	RUB	196,300,000		5,558,151		(50,880)
New Russian Ruble vs. U.S. Dollar	9/18/14	HSBC Bank USA		196,300,000		5,268,384		49,024
Polish Zloty vs. Euro	5/7/14	HSBC Bank USA	PLN	11,200,000	EUR	2,648,505		24,381
Polish Zloty vs. Euro	9/18/14	HSBC Bank USA		11,200,000		2,642,376		2,421
Polish Zloty vs. U.S. Dollar	5/7/14	Barclays Bank PLC		10,700,000	USD	3,461,103		72,539
Pound Sterling vs. U.S. Dollar	5/7/14	HSBC Bank USA	GBP	2,000,000		3,361,840		14,826
South Korean Won vs. U.S. Dollar	5/7/14	HSBC Bank USA	KRW	7,300,000,000		6,710,792		353,952
South Korean Won vs. U.S. Dollar	9/18/14	HSBC Bank USA		7,300,000,000		7,012,488		4,843
Swiss Franc vs. Euro	5/7/14	JPMorgan Chase Bank	CHF	9,300,000	EUR	7,629,204		(17,170)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	5/7/14	HSBC Bank USA	AUD	3,150,000	USD	2,736,720	USD	(188,628)
Australian Dollar vs. U.S. Dollar	9/18/14	HSBC Bank USA		3,150,000		2,884,313		(14,175)
Brazilian Real vs. U.S. Dollar	5/7/14	Barclays Bank PLC	BRL	10,609,255		4,282,415		(472,626)
Brazilian Real vs. U.S. Dollar	9/18/14	Barclays Bank PLC		10,000,000		4,324,324		10,596
Euro vs. U.S. Dollar	5/7/14	HSBC Bank USA	EUR	10,500,000		14,355,285		(211,815)
Euro vs. U.S. Dollar	9/18/14	HSBC Bank USA		10,500,000		14,542,500		(21,436)
New Russian Ruble vs. U.S. Dollar	5/7/14	HSBC Bank USA	RUB	196,300,000		5,462,641		(44,630)
Polish Zloty vs. Euro	5/7/14	HSBC Bank USA	PLN	11,200,000	EUR	2,663,268		(3,900)
Polish Zloty vs. U.S. Dollar	5/7/14	Barclays Bank PLC		10,700,000	USD	3,521,359		(12,284)
Pound Sterling vs. U.S. Dollar	5/7/14	HSBC Bank USA	GBP	2,000,000		3,314,040		(62,626)
Pound Sterling vs. U.S. Dollar	9/18/14	HSBC Bank USA	GBP	2,000,000		3,358,220		(14,792)
South Korean Won vs. U.S. Dollar	5/7/14	HSBC Bank USA	KRW	7,300,000,000		7,056,549		(8,195)
Swiss Franc vs. Euro	5/7/14	JPMorgan Chase Bank	CHF	9,300,000	EUR	7,595,557		(29,510)
Swiss Franc vs. Euro	9/18/14	JPMorgan Chase Bank		9,300,000		7,639,545		17,024
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(581,708)

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$141,686,272	$—	$141,686,272
Government & Federal Agencies	—	116,712,991	—	116,712,991

Total Long-Term Bonds	—	258,399,263	—	258,399,263

Short-Term Investment
Repurchase Agreement	—	7,892,129	—	7,892,129

Total Investments in Securities	—	266,291,392	—	266,291,392

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	583,694	—	583,694

Total Investments in Securities and Other Financial Instruments	$—	$266,875,086	$—	$266,875,086

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(1,165,402)	$—	$(1,165,402)
Futures Contracts Short (b)	(34,808)	—	—	(34,808)

Total Other Financial Instruments	$(34,808)	$(1,165,402)	$—	$(1,200,210)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $260,775,941)	$266,291,392
Cash denominated in foreign currencies (identified cost $4,258,620)	4,282,139
Cash	2,162,887
Cash collateral on deposit at broker	169,570
Receivables:
Interest	4,683,566
Fund shares sold	519,179
Other assets	42,835
Unrealized appreciation on foreign currency forward contracts	583,694

Total assets	278,735,262

Liabilities
Payables:
Investment securities purchased	2,405,263
Fund shares redeemed	748,368
Manager (See Note 3)	161,771
NYLIFE Distributors (See Note 3)	93,673
Transfer agent (See Note 3)	91,957
Variation margin on futures contracts	51,281
Professional fees	36,341
Shareholder communication	35,214
Trustees	956
Accrued expenses	2,588
Dividend payable	237,581
Unrealized depreciation on foreign currency forward contracts	1,165,402

Total liabilities	5,030,395

Net assets	$273,704,867

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$239,108
Additional paid-in capital	264,439,045

264,678,153
Undistributed net investment income	138,014
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	3,959,337
Net unrealized appreciation (depreciation) on investments and futures contracts	5,480,643
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(551,280)

Net assets	$273,704,867

Investor Class
Net assets applicable to outstanding shares	$27,185,362

Shares of beneficial interest outstanding	2,350,556

Net asset value per share outstanding	$11.57
Maximum sales charge (4.50% of offering price)	0.55

Maximum offering price per share outstanding	$12.12

Class A
Net assets applicable to outstanding shares	$140,622,893

Shares of beneficial interest outstanding	12,250,051

Net asset value per share outstanding	$11.48
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$12.02

Class B
Net assets applicable to outstanding shares	$13,145,208

Shares of beneficial interest outstanding	1,162,254

Net asset value and offering price per share outstanding	$11.31

Class C
Net assets applicable to outstanding shares	$58,793,467

Shares of beneficial interest outstanding	5,192,690

Net asset value and offering price per share outstanding	$11.32

Class I
Net assets applicable to outstanding shares	$33,957,937

Shares of beneficial interest outstanding	2,955,274

Net asset value and offering price per share outstanding	$11.49

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$9,872,062

Expenses
Manager (See Note 3)	991,589
Distribution/Service—Investor Class (See Note 3)	33,305
Distribution/Service—Class A (See Note 3)	173,878
Distribution/Service—Class B (See Note 3)	68,310
Distribution/Service—Class C (See Note 3)	306,625
Transfer agent (See Note 3)	256,919
Registration	43,759
Professional fees	33,733
Custodian	29,181
Shareholder communication	24,959
Trustees	2,912
Miscellaneous	7,401

Total expenses	1,972,571

Net investment income (loss)	7,899,491

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	4,383,150
Futures transactions	(474,973)
Foreign currency transactions	(199,233)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	3,708,944

Net change in unrealized appreciation (depreciation) on:
Investments	(4,780,928)
Futures contracts	368,263
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(722,136)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(5,134,801)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(1,425,857)

Net increase (decrease) in net assets resulting from operations	$6,473,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,899,491	$19,022,238
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	3,708,944	1,180,610
Net change in unrealized appreciation (depreciation) on investments, futures contract and foreign currency transactions	(5,134,801)	(29,279,461)

Net increase (decrease) in net assets resulting from operations	6,473,634	9,076,613

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(727,180)	(1,921,312)
Class A	(3,926,249)	(12,129,709)
Class B	(327,546)	(1,174,107)
Class C	(1,468,673)	(5,282,302)
Class I	(1,002,541)	(3,851,086)

	(7,452,189)	(24,358,516)

From net realized gain on investments:
Investor Class	(73,982)	—
Class A	(394,186)	—
Class B	(39,130)	—
Class C	(179,587)	—
Class I	(97,969)	—

	(784,854)	—

Total dividends and distributions to shareholders	(8,237,043)	(24,358,516)

Capital share transactions:
Net proceeds from sale of shares	26,985,766	113,501,610
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,406,839	17,184,103
Cost of shares redeemed	(66,271,315)	(155,453,579)

Increase (decrease) in net assets derived from capital share transactions	(32,878,710)	(24,767,866)

Net increase (decrease) in net assets	(34,642,119)	(58,202,995)

Net Assets
Beginning of period	308,346,986	366,549,981

End of period	$273,704,867	$308,346,986

Undistributed (distributions in excess of) net investment income at end of period	$138,014	$(309,288)

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.60		$12.71	$11.90	$12.49	$11.16	$8.07

Net investment income (loss) (a)	0.33		0.67	0.61	0.59	0.66	0.65
Net realized and unrealized gain (loss) on investments	(0.01)		(0.94)	1.12	(0.41)	1.33	3.00
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01	0.02	0.03	0.05	0.13

Total from investment operations	0.31		(0.26)	1.75	0.21	2.04	3.78

Less dividends and distributions:
From net investment income	(0.31)		(0.85)	(0.62)	(0.64)	(0.71)	(0.69)
From net realized gain on investments	(0.03)		—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.34)		(0.85)	(0.94)	(0.80)	(0.71)	(0.69)

Net asset value at end of period	$11.57		$11.60	$12.71	$11.90	$12.49	$11.16

Total investment return (b)	2.77	%(c)	(2.18%)	15.52%	1.94%	18.95%	48.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.80	%††	5.49%	5.10%	4.93%	5.65%	6.69%
Net expenses	1.37	%††	1.30%	1.29%	1.32%	1.37%	1.49%
Expenses (before waiver/reimbursement)	1.37	%††	1.30%	1.29%	1.32%	1.37%	1.57%
Portfolio turnover rate	7%		36%	31%	65%	92%	133%
Net assets at end of period (in 000’s)	$27,185		$27,918	$27,165	$23,439	$21,834	$17,581

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.52		$12.62	$11.83	$12.42	$11.09	$8.02

Net investment income (loss) (a)	0.33		0.68	0.62	0.60	0.67	0.66
Net realized and unrealized gain (loss) on investments	(0.01)		(0.93)	1.11	(0.41)	1.33	2.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01	0.02	0.03	0.05	0.12

Total from investment operations	0.31		(0.24)	1.75	0.22	2.05	3.77

Less dividends and distributions:
From net investment income	(0.32)		(0.86)	(0.64)	(0.65)	(0.72)	(0.70)
From net realized gain on investments	(0.03)		—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.35)		(0.86)	(0.96)	(0.81)	(0.72)	(0.70)

Net asset value at end of period	$11.48		$11.52	$12.62	$11.83	$12.42	$11.09

Total investment return (b)	2.79	%(c)	(1.98%)	15.68%	1.96%	19.09%	49.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.97	%††	5.58%	5.22%	5.03%	5.77%	6.77%
Net expenses	1.20	%††	1.16%	1.17%	1.22%	1.25%	1.32%
Expenses (before waiver/reimbursement)	1.20	%††	1.16%	1.17%	1.22%	1.25%	1.40%
Portfolio turnover rate	7%		36%	31%	65%	92%	133%
Net assets at end of period (in 000’s)	$140,623		$152,832	$179,430	$144,272	$159,834	$119,132

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.35		$12.45	$11.68	$12.28	$10.97	$7.94

Net investment income (loss) (a)	0.28		0.56	0.51	0.49	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.01)		(0.91)	1.09	(0.41)	1.32	2.96
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01	0.02	0.03	0.05	0.12

Total from investment operations	0.26		(0.34)	1.62	0.11	1.93	3.65

Less dividends and distributions:
From net investment income	(0.27)		(0.76)	(0.53)	(0.55)	(0.62)	(0.62)
From net realized gain on investments	(0.03)		—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.30)		(0.76)	(0.85)	(0.71)	(0.62)	(0.62)

Net asset value at end of period	$11.31		$11.35	$12.45	$11.68	$12.28	$10.97

Total investment return (b)	2.36	%(c)	(2.89%)	14.60%	1.13%	18.11%	47.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.05	%††	4.70%	4.35%	4.18%	4.90%	5.98%
Net expenses	2.12	%††	2.05%	2.04%	2.07%	2.12%	2.24%
Expenses (before waiver/reimbursement)	2.12	%††	2.05%	2.04%	2.07%	2.12%	2.32%
Portfolio turnover rate	7%		36%	31%	65%	92%	133%
Net assets at end of period (in 000’s)	$13,145		$15,290	$20,101	$21,961	$27,314	$25,651

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.37		$12.46	$11.69	$12.29	$10.98	$7.95

Net investment income (loss) (a)	0.28		0.56	0.51	0.49	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.01)		(0.90)	1.09	(0.41)	1.32	2.97
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01	0.02	0.03	0.05	0.12

Total from investment operations	0.25		(0.33)	1.62	0.11	1.93	3.65

Less dividends and distributions:
From net investment income	(0.27)		(0.76)	(0.53)	(0.55)	(0.62)	(0.62)
From net realized gain on investments	(0.03)		—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.30)		(0.76)	(0.85)	(0.71)	(0.62)	(0.62)

Net asset value at end of period	$11.32		$11.37	$12.46	$11.69	$12.29	$10.98

Total investment return (b)	2.27	%(c)	(2.80%)	14.59%	1.13%	18.20%	47.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.05	%††	4.69%	4.35%	4.18%	4.89%	5.85%
Net expenses	2.12	%††	2.05%	2.04%	2.07%	2.12%	2.23%
Expenses (before waiver/reimbursement)	2.12	%††	2.05%	2.04%	2.07%	2.12%	2.31%
Portfolio turnover rate	7%		36%	31%	65%	92%	133%
Net assets at end of period (in 000’s)	$58,793		$68,629	$91,002	$80,351	$87,597	$57,731

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.53		$12.63	$11.84	$12.43	$11.10	$8.02

Net investment income (loss) (a)	0.35		0.71	0.66	0.63	0.69	0.66
Net realized and unrealized gain (loss) on investments	(0.01)		(0.93)	1.10	(0.41)	1.34	3.01
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01	0.02	0.03	0.05	0.13

Total from investment operations	0.32		(0.21)	1.78	0.25	2.08	3.80

Less dividends and distributions:
From net investment income	(0.33)		(0.89)	(0.67)	(0.68)	(0.75)	(0.72)
From net realized gain on investments	(0.03)		—	(0.32)	(0.16)	—	—

Total dividends and distributions	(0.36)		(0.89)	(0.99)	(0.84)	(0.75)	(0.72)

Net asset value at end of period	$11.49		$11.53	$12.63	$11.84	$12.43	$11.10

Total investment return (b)	2.91	%(c)	(1.73%)	15.95%	2.22%	19.48%	49.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.21	%††	5.86%	5.47%	5.31%	5.89%	6.32%
Net expenses	0.95	%††	0.91%	0.92%	0.97%	1.00%	1.12%
Expenses (before waiver/reimbursement)	0.95	%††	0.91%	0.92%	0.97%	1.00%	1.12%
Portfolio turnover rate	7%		36%	31%	65%	92%	133%
Net assets at end of period (in 000’s)	$33,958		$43,678	$48,852	$36,027	$52,188	$3,972

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

22	MainStay Global High Income Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

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Notes to Financial Statements (Unaudited) (continued)

Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to

24	MainStay Global High Income Fund

reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

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Notes to Financial Statements (Unaudited) (continued)

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in the table represent the monthly average held during the six-month period ended April 30, 2014.

Fair value of derivatives instruments as of April 30, 2014:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$583,694	$—	$583,694

Total Fair Value		$583,694	$—	$583,694

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(34,808)	$(34,808)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,165,402)	—	(1,165,402)

Total Fair Value		$(1,165,402)	$(34,808)	$(1,200,210)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay Global High Income Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(474,973)	$(474,973)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(90,754)	—	(90,754)

Total Realized Gain (Loss)		$(90,754)	$(474,973)	$(565,727)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$368,263	$368,263
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(734,127)	—	(734,127)

Total Change in Unrealized Appreciation (Depreciation)		$(734,127)	$368,263	$(365,864)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	—	(547)	(547)
Forward Contracts Long (Average notional amount)	$52,658,698	$—	$52,658,698
Forward Contracts Short (Average notional amount)	$(62,131,518)	$—	$(62,131,518)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank	$17,024	$(17,024)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2014.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank	$46,680	$(17,024)	$—	$29,656

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses

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Notes to Financial Statements (Unaudited) (continued)

of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $991,589.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,479 and $17,059, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $44, $22,629 and $6,948, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$39,182
Class A	85,887
Class B	20,102
Class C	90,233
Class I	21,515

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$6,846,833	4.9%

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$24,358,516

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

28	MainStay Global High Income Fund

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than U.S. government securities and short-term securities, were $19,866 and $55,040, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	133,378	$1,515,342
Shares issued to shareholders in reinvestment of dividends and distributions	69,438	787,048
Shares redeemed	(268,224)	(3,049,059)

Net increase (decrease) in shares outstanding before conversion	(65,408)	(746,669)
Shares converted into Investor Class (See Note 1)	54,519	616,375
Shares converted from Investor Class (See Note 1)	(44,660)	(505,980)

Net increase (decrease)	(55,549)	$(636,274)

Year ended October 31, 2013:
Shares sold	435,085	$5,404,971
Shares issued to shareholders in reinvestment of dividends and distributions	155,201	1,882,967
Shares redeemed	(431,784)	(5,224,159)

Net increase (decrease) in shares outstanding before conversion	158,502	2,063,779
Shares converted into Investor Class (See Note 1)	241,359	2,891,415
Shares converted from Investor Class (See Note 1)	(131,697)	(1,611,994)

Net increase (decrease)	268,164	$3,343,200

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,373,805	$15,530,138
Shares issued to shareholders in reinvestment of dividends and distributions	333,370	3,750,722
Shares redeemed	(2,792,828)	(31,424,531)

Net increase (decrease) in shares outstanding before conversion	(1,085,653)	(12,143,671)
Shares converted into Class A (See Note 1)	67,218	754,769

Net increase (decrease)	(1,018,435)	$(11,388,902)

Year ended October 31, 2013:
Shares sold	5,213,370	$63,530,381
Shares issued to shareholders in reinvestment of dividends and distributions	773,876	9,312,782
Shares redeemed	(7,020,385)	(84,782,472)

Net increase (decrease) in shares outstanding before conversion	(1,033,139)	(11,939,309)
Shares converted into Class A (See Note 1)	206,962	2,502,031
Shares converted from Class A (See Note 1)	(124,073)	(1,455,358)

Net increase (decrease)	(950,250)	$(10,892,636)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	46,831	$520,549
Shares issued to shareholders in reinvestment of dividends and distributions	27,273	302,306
Shares redeemed	(180,266)	(2,000,229)

Net increase (decrease) in shares outstanding before conversion	(106,162)	(1,177,374)
Shares converted from Class B (See Note 1)	(78,276)	(865,164)

Net increase (decrease)	(184,438)	$(2,042,538)

Year ended October 31, 2013:
Shares sold	253,576	$3,084,566
Shares issued to shareholders in reinvestment of dividends and distributions	79,687	951,451
Shares redeemed	(404,914)	(4,752,162)

Net increase (decrease) in shares outstanding before conversion	(71,651)	(716,145)
Shares converted from Class B (See Note 1)	(196,099)	(2,326,094)

Net increase (decrease)	(267,750)	$(3,042,239)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	339,978	$3,791,899
Shares issued to shareholders in reinvestment of dividends and distributions	110,752	1,228,773
Shares redeemed	(1,296,453)	(14,407,126)

Net increase (decrease)	(845,723)	$(9,386,454)

Year ended October 31, 2013:
Shares sold	1,116,473	$13,606,499
Shares issued to shareholders in reinvestment of dividends and distributions	307,948	3,679,563
Shares redeemed	(2,688,175)	(31,722,330)

Net increase (decrease)	(1,263,754)	$(14,436,268)

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	499,570	$5,627,838
Shares issued to shareholders in reinvestment of dividends and distributions	30,023	337,990
Shares redeemed	(1,362,846)	(15,390,370)

Net increase (decrease)	(833,253)	$(9,424,542)

Year ended October 31, 2013:
Shares sold	2,253,019	$27,875,193
Shares issued to shareholders in reinvestment of dividends and distributions	111,908	1,357,340
Shares redeemed	(2,444,405)	(28,972,456)

Net increase (decrease)	(79,478)	$260,077

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Global High Income Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

32	MainStay Global High Income Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Global High Income Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34237 MS164-14	MSGH10-06/14 NL020

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.97 4.79%	5.34 11.47%	8.16 9.39%	5.40 5.99%	1.71 1.71%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.79 4.99	5.70 11.85	8.49 9.73	5.59 6.19	1.39 1.39
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.60 4.40	5.63 10.63	8.27 8.56	5.19 5.19	2.46 2.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.49 4.49	9.62 10.62	8.59 8.59	5.20 5.20	2.46 2.46
Class I Shares	No Sales Charge		5.16	12.16	10.00	6.60	1.13
Class R1 Shares	No Sales Charge		5.05	12.00	9.91	6.47	1.24
Class R2 Shares	No Sales Charge		4.91	11.66	9.62	6.25	1.48
Class R3 Shares[4]	No Sales Charge		4.87	11.46	9.35	5.90	1.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 6.17% for Class A, 5.16% for Class B, 5.17% for Class C, 6.58% for Class I, 6.45% for Class R1, and 6.22% for Class R2 for the ten-year period ended April 30, 2014. Investor
Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[5]	2.91%	9.76%	12.90%	7.61%
MSCI EAFE® Index[6]	4.44	13.35	13.58	6.93
Average Lipper International Multi-Cap Growth Fund[7]	2.89	11.20	13.61	6.63

5.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Fund has selected the MSCI ACWI® Ex U.S. as its primary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,047.90	$8.53	$1,016.50	$8.40

Class A Shares	$1,000.00	$1,049.90	$6.86	$1,018.10	$6.76

Class B Shares	$1,000.00	$1,044.00	$12.32	$1,012.70	$12.13

Class C Shares	$1,000.00	$1,044.90	$12.32	$1,012.70	$12.13

Class I Shares	$1,000.00	$1,051.60	$5.60	$1,019.30	$5.51

Class R1 Shares	$1,000.00	$1,050.50	$6.10	$1,018.80	$6.01

Class R2 Shares	$1,000.00	$1,049.10	$7.37	$1,017.60	$7.25

Class R3 Shares	$1,000.00	$1,048.70	$8.64	$1,016.40	$8.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.68% for Investor Class, 1.35% for Class A, 2.43% for Class B and Class C, 1.10% for Class I, 1.20% for Class R1, 1.45% for Class R2 and 1.70% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2014 (Unaudited)

United Kingdom	26.2%
Germany	14.9
France	8.1
United States	5.6
Ireland	5.2
Switzerland	5.0
Japan	4.5
Spain	4.4
Sweden	4.3
Denmark	4.1
China	3.3

Brazil	2.5%
Hong Kong	2.5
Thailand	2.4
Israel	2.2
India	1.8
Indonesia	1.1
Italy	1.0
Mexico	0.4
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Grifols S.A.

2.	Svenska Handelsbanken AB Class A

3.	SABMiller PLC

4.	Shire PLC

5.	Syngenta A.G.
6.	Linde A.G.

7.	Experian PLC

8.	Standard Chartered PLC

9.	Technip S.A.

10.	Adidas A.G.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay International Equity Fund returned 4.79% for Investor Class shares, 4.99% for Class A shares, 4.40% for Class B shares and 4.49% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 5.16%, Class R1 shares returned 5.05%, Class R2 shares returned 4.91% and Class R3 shares returned 4.87%. For the six months ended April 30, 2014, all share classes outperformed the 2.91% return of the MSCI ACWI® Ex U.S.,1 which is the Fund’s broad-based securities-market index. For the six months ended April 30, 2014, all share classes outperformed the 2.89% return of the average Lipper2 international multi-cap growth fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was adversely affected by stock selection, while the Fund benefited from its sector and country allocations during the reporting period. The negative impact from stock selection came largely from a single stock position in Japan. The positive impact from country allocation was driven by an underweight position relative to the MSCI ACWI® Ex U.S. in Japan and overweight positions in Germany and Denmark. The positive impact from sector allocation was driven by overweight positions relative to the Index in the health care and information technology sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s relative performance were information technology, health care and financials. (Contributions take weightings and total returns into account.) All three sectors benefited from favorable allocation effects as the Fund held overweight positions in the information technology and health care sectors, both of which outperformed the MSCI ACWI® Ex U.S., and an underweight position in financials, which underperformed the Index. The Fund’s positions in information technology and financials also benefited from favorable stock selection, which was only partially offset by unfavorable stock selection in the health care sector.

The sectors that detracted the most from the Fund’s relative performance were industrials, consumer discretionary and energy. The Fund benefited from an overweight position in the industrials sector and from underweight positions in the consumer discretionary and energy sectors. Stock selection within all three sectors detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Fund’s absolute performance were Spanish pharmaceutical plasma manufacturer Grifols, Sweden-based banking group Svenska Handelsbanken and Irish biopharmaceutical company Shire. Grifols and Shire continued to beat consensus earnings expectations while strongly executing their respective business plans. Svenska Handelsbanken benefited from ongoing growth in its core markets and from the announcement of a special dividend.

The biggest detractors from the Fund’s relative performance were Japanese media and entertainment company Avex, U.S.-based global producer of sleep apnea medical equipment ResMed and U.K.-based emerging-market bank Standard Chartered. Avex suffered because it relied on two major telecom operators for customer acquisition. ResMed was hurt by a challenging regulatory development on price reimbursement. Standard Chartered, which has sizeable exposure to Asia, faced difficulties as investors reevaluated growth potential and risk across Asian markets.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included U.K. diversified hospitality group Whitbread, U.K. engineering software developer Aveva Group and Chinese medical device manufacturer Mindray Medical International. Notable sales during the reporting period included Israeli generic pharmaceutical producer Teva Pharmaceutical Industries, Canadian enterprise information management software developer OpenText and Chinese Internet search engine operator Baidu.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the consumer discretionary, energy, consumer staples and financials sectors. The Fund reduced its exposure to the information technology, health care and industrials sectors.

1.	Please see footnote on page 6 for more information on the MSCI ACWI® Ex U.S.
2.	Please see footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, industrials and information technology sectors. As of the same date, the Fund held underweight positions in the financials, consumer staples and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 96.6%†
Brazil 2.5%
Cielo S.A. (IT Services)	499,160	$8,842,615

China 3.3%
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	2,439,200	6,591,200
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	154,174	5,096,992

		11,688,192

Denmark 4.1%
Coloplast A/S Class B (Health Care Equipment & Supplies)	76,804	6,444,113
FLSmidth & Co. A/S (Construction & Engineering)	153,200	8,186,803

		14,630,916

France 8.1%
Bureau Veritas S.A. (Professional Services)	288,651	8,810,115
Essilor International S.A. (Health Care Equipment & Supplies)	82,425	8,815,416
♦Technip S.A. (Energy Equipment & Services)	101,146	11,380,344

		29,005,875

Germany 14.9%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	104,883	11,194,035
Brenntag A.G. (Trading Companies & Distributors)	41,576	7,518,645
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	148,895	10,235,513
♦Linde A.G. (Chemicals)	59,230	12,280,710
United Internet A.G. (Internet Software & Services)	151,628	6,508,569
Wirecard A.G. (IT Services)	129,615	5,433,300

		53,170,772

Hong Kong 2.5%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,790,000	8,870,623

India 1.8%
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	431,703	6,441,726

Indonesia 1.1%
Media Nusantara Citra Tbk PT (Media)	17,566,601	4,125,184

	Shares	Value

Ireland 5.2%
ICON PLC (Life Sciences Tools & Services) (a)	120,674	$4,678,531
♦Shire PLC (Pharmaceuticals)	242,922	13,854,844

		18,533,375

Israel 2.2%
Check Point Software Technologies, Ltd. (Software) (a)	122,154	7,825,185

Italy 1.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	86,863	3,581,537

Japan 4.5%
Avex Group Holdings, Inc. (Media)	329,400	6,083,114
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	56,000	5,691,202
Sysmex Corp. (Health Care Equipment & Supplies)	134,200	4,246,462

		16,020,778

Mexico 0.4%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	577,488	1,466,811

Spain 4.4%
♦Grifols S.A. (Biotechnology)	297,497	15,890,192

Sweden 4.3%
♦Svenska Handelsbanken AB Class A (Banks)	307,473	15,429,922

Switzerland 5.0%
DKSH Holding A.G. (Professional Services)	60,032	4,945,256
♦Syngenta A.G. (Chemicals)	32,415	12,839,301

		17,784,557

Thailand 2.4%
Kasikornbank PCL (Banks)	1,435,400	8,716,196

United Kingdom 26.2%
Aggreko PLC (Commercial Services & Supplies)	401,071	10,678,939
Aveva Group PLC (Software)	106,551	3,792,305
♦Experian PLC (Professional Services)	637,252	12,222,630
Intertek Group PLC (Professional Services)	221,245	10,855,359
Johnson Matthey PLC (Chemicals)	137,648	7,606,608
Petrofac, Ltd. (Energy Equipment & Services)	449,584	11,029,393
♦SABMiller PLC (Beverages)	271,621	14,769,364
♦Standard Chartered PLC (Banks)	534,079	11,555,779

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Telecity Group PLC (Internet Software & Services)	352,944	$4,272,677
Whitbread PLC (Hotels, Restaurants & Leisure)	100,395	6,915,879

		93,698,933

United States 2.7%
Accenture PLC Class A (IT Services)	45,193	3,625,383
ResMed, Inc. (Health Care Equipment & Supplies)	125,105	6,236,483

		9,861,866

Total Common Stocks (Cost $274,582,661)		345,585,255

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
United States 2.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $10,431,242 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $11,310,000 and a Market Value of $10,641,964) (Capital Markets)	$10,431,242	10,431,242

Total Short-Term Investment (Cost $10,431,242)		10,431,242

Total Investments (Cost $285,013,903) (b)	99.5%	356,016,497
Other Assets, Less Liabilities	0.5	1,786,398
Net Assets	100.0%	$357,802,895
(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $285,538,029 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$79,915,215
Gross unrealized depreciation	(9,436,747)

Net unrealized appreciation	$70,478,468

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$345,585,255	$—	$—	$345,585,255
Short-Term Investment
Repurchase Agreement	—	10,431,242	—	10,431,242

Total Investments in Securities	$345,585,255	$10,431,242	$—	$356,016,497

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$35,701,897	10.0%
Beverages	14,769,364	4.1
Biotechnology	15,890,192	4.4
Capital Markets	10,431,242	2.9
Chemicals	32,726,619	9.1
Commercial Services & Supplies	10,678,939	3.0
Construction & Engineering	8,186,803	2.3
Energy Equipment & Services	22,409,737	6.3
Health Care Equipment & Supplies	34,421,003	9.6
Health Care Providers & Services	10,235,513	2.9
Hotels, Restaurants & Leisure	6,915,879	1.9
Internet Software & Services	10,781,246	3.0
IT Services	17,901,298	5.0
Life Sciences Tools & Services	4,678,531	1.3
Media	10,208,298	2.9
Oil, Gas & Consumable Fuels	6,591,200	1.8
Pharmaceuticals	15,321,655	4.3
Professional Services	36,833,360	10.3
Real Estate Management & Development	5,691,202	1.6
Software	11,617,490	3.3
Textiles, Apparel & Luxury Goods	20,064,658	5.6
Thrifts & Mortgage Finance	6,441,726	1.8
Trading Companies & Distributors	7,518,645	2.1

	356,016,497	99.5
Other Assets, Less Liabilities	1,786,398	0.5

Net Assets	$357,802,895	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $285,013,903)	$356,016,497
Cash denominated in foreign currencies (identified cost $780,356)	782,104
Receivables:
Investment securities sold	944,317
Dividends	931,840
Fund shares sold	428,086
Other assets	69,462

Total assets	359,172,306

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	376,671
Investment securities purchased	281,415
Manager (See Note 3)	257,457
Fund shares redeemed	229,989
Transfer agent (See Note 3)	98,948
Shareholder communication	49,304
NYLIFE Distributors (See Note 3)	38,973
Professional fees	34,492
Trustees	544
Accrued expenses	1,618

Total liabilities	1,369,411

Net assets	$357,802,895

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$256,150
Additional paid-in capital	389,087,508

389,343,658
Undistributed net investment income	326,433
Accumulated net realized gain (loss) on investments and foreign currency transactions	(102,504,964)
Net unrealized appreciation (depreciation) on investments (a)	70,625,923
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	11,845

Net assets	$357,802,895

Investor Class
Net assets applicable to outstanding shares	$38,179,565

Shares of beneficial interest outstanding	2,728,863

Net asset value per share outstanding	$13.99
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.80

Class A
Net assets applicable to outstanding shares	$55,173,889

Shares of beneficial interest outstanding	3,937,899

Net asset value per share outstanding	$14.01
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.83

Class B
Net assets applicable to outstanding shares	$13,275,641

Shares of beneficial interest outstanding	1,036,832

Net asset value and offering price per share outstanding	$12.80

Class C
Net assets applicable to outstanding shares	$9,849,796

Shares of beneficial interest outstanding	769,072

Net asset value and offering price per share outstanding	$12.81

Class I
Net assets applicable to outstanding shares	$231,449,133

Shares of beneficial interest outstanding	16,438,202

Net asset value and offering price per share outstanding	$14.08

Class R1
Net assets applicable to outstanding shares	$4,037,732

Shares of beneficial interest outstanding	288,403

Net asset value and offering price per share outstanding	$14.00

Class R2
Net assets applicable to outstanding shares	$4,356,979

Shares of beneficial interest outstanding	310,004

Net asset value and offering price per share outstanding	$14.05

Class R3
Net assets applicable to outstanding shares	$1,480,160

Shares of beneficial interest outstanding	105,758

Net asset value and offering price per share outstanding	$14.00

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $376,671.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,499,151

Expenses
Manager (See Note 3)	1,480,612
Transfer agent (See Note 3)	279,025
Distribution/Service—Investor Class (See Note 3)	46,163
Distribution/Service—Class A (See Note 3)	68,258
Distribution/Service—Class B (See Note 3)	66,451
Distribution/Service—Class C (See Note 3)	48,374
Distribution/Service—Class R2 (See Note 3)	5,912
Distribution/Service—Class R3 (See Note 3)	3,416
Registration	44,881
Custodian	36,934
Shareholder communication	33,504
Professional fees	33,246
Shareholder service (See Note 3)	4,989
Trustees	2,988
Miscellaneous	12,351

Total expenses	2,167,104

Net investment income (loss)	332,047

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	12,603,642
Foreign currency transactions	(62,245)

Net realized gain (loss) on investments and foreign currency transactions	12,541,397

Net change in unrealized appreciation (depreciation) on:
Investments (b)	3,673,699
Translation of other assets and liabilities in foreign currencies	19,798

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,693,497

Net realized and unrealized gain (loss) on investments and foreign currency transactions	16,234,894

Net increase (decrease) in net assets resulting from operations	$16,566,941

(a)	Dividends recorded net of foreign withholding taxes in the amount of $193,196.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $376,671.

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$332,047	$1,249,552
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,541,397	12,737,178
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,693,497	32,112,039

Net increase (decrease) in net assets resulting from operations	16,566,941	46,098,769

Dividends to shareholders:
From net investment income:
Investor Class	—	(176,467)
Class A	(104,575)	(498,406)
Class I	(888,640)	(1,910,002)
Class R1	(12,291)	(43,128)
Class R2	(2,670)	(57,790)
Class R3	—	(3,211)

Total dividends to shareholders	(1,008,176)	(2,689,004)

Capital share transactions:
Net proceeds from sale of shares	44,775,465	52,425,896
Net asset value of shares issued to shareholders in reinvestment of dividends	998,817	2,623,458
Cost of shares redeemed	(39,147,876)	(80,429,479)

Increase (decrease) in net assets derived from capital share transactions	6,626,406	(25,380,125)

Net increase (decrease) in net assets	22,185,171	18,029,640

Net Assets
Beginning of period	335,617,724	317,588,084

End of period	$357,802,895	$335,617,724

Undistributed net investment income at end of period	$326,433	$1,002,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.35		$11.66	$10.81	$12.66	$12.24		$10.96

Net investment income (loss) (a)	(0.01)		0.01	0.06	0.21	0.22	(b)	0.23
Net realized and unrealized gain (loss) on investments	0.65		1.75	1.07	(1.62)	0.44		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	0.64		1.75	1.13	(1.50)	0.74		2.14

Less dividends:
From net investment income	—		(0.06)	(0.28)	(0.35)	(0.32)		(0.86)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$13.99		$13.35	$11.66	$10.81	$12.66		$12.24

Total investment return (d)	4.79	% (e)(f)	15.07%	10.81%	(12.19%)	6.11%		21.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21	%)††	0.05%	0.54%	1.77%	1.82	%(b)	2.19%
Net expenses	1.68	% ††	1.72%	1.77%	1.71%	1.75%		1.71%
Expenses (before waiver/reimbursement)	1.68	% ††	1.72%	1.77%	1.71%	1.75%		1.86%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$38,180		$37,457	$34,822	$34,895	$39,843		$39,969

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.37		$11.68	$10.82	$12.66	$12.24		$10.97

Net investment income (loss) (a)	0.01		0.05	0.10	0.26	0.25	(b)	0.26
Net realized and unrealized gain (loss) on investments	0.66		1.75	1.07	(1.63)	0.44		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	0.67		1.79	1.17	(1.46)	0.77		2.17

Less dividends:
From net investment income	(0.03)		(0.10)	(0.31)	(0.38)	(0.35)		(0.90)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$14.01		$13.37	$11.68	$10.82	$12.66		$12.24

Total investment return (d)	4.99	%(e)	15.43%	11.27%	(11.96%)	6.31%		21.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11	%††	0.38%	0.87%	2.11%	2.11	%(b)	2.40%
Net expenses	1.35	%††	1.40%	1.43%	1.46%	1.44%		1.39%
Expenses (before waiver/reimbursement)	1.35	%††	1.40%	1.43%	1.46%	1.44%		1.42%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$55,174		$57,948	$60,303	$72,699	$104,169		$117,023

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013		2012	2011	2010		2009
Net asset value at beginning of period	$12.26		$10.73		$9.95	$11.67	$11.33		$10.17

Net investment income (loss) (a)	(0.06)		(0.08)		(0.02)	0.11	0.12	(b)	0.14
Net realized and unrealized gain (loss) on investments	0.60		1.62		0.99	(1.49)	0.39		1.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		0.00 ‡	(0.08)	0.07		0.16

Total from investment operations	0.54		1.53		0.97	(1.46)	0.58		1.91

Less dividends:
From net investment income	—		—		(0.19)	(0.26)	(0.24)		(0.75)

Redemption fee (a)(c)	—		—		—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$12.80		$12.26		$10.73	$9.95	$11.67		$11.33

Total investment return (d)	4.40	% (e)(f)	14.26	% (f)	10.05%	(12.81%)	5.17%		20.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99	%)††	(0.73%)		(0.22%)	1.02%	1.04	%(b)	1.41%
Net expenses	2.43	% ††	2.47%		2.52%	2.46%	2.50%		2.46%
Expenses (before waiver/reimbursement)	2.43	% ††	2.47%		2.52%	2.46%	2.50%		2.62%
Portfolio turnover rate	13%		29%		43%	80%	54%		88%
Net assets at end of period (in 000’s)	$13,276		$13,981		$16,186	$20,509	$31,314		$36,397

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$12.26		$10.74	$9.96	$11.68	$11.32		$10.17

Net investment income (loss) (a)	(0.06)		(0.08)	(0.02)	0.12	0.12	(b)	0.13
Net realized and unrealized gain (loss) on investments	0.61		1.61	0.99	(1.50)	0.41		1.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.08)	0.07		0.16

Total from investment operations	0.55		1.52	0.97	(1.46)	0.60		1.90

Less dividends:
From net investment income	—		—	(0.19)	(0.26)	(0.24)		(0.75)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$12.81		$12.26	$10.74	$9.96	$11.68		$11.32

Total investment return (d)	4.49	% (e)(f)	14.15%	10.05%	(12.88%)	5.23%		20.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.97	%)††	(0.71%)	(0.21%)	1.07%	1.09	%(b)	1.34%
Net expenses	2.43	% ††	2.47%	2.52%	2.46%	2.50%		2.46%
Expenses (before waiver/reimbursement)	2.43	% ††	2.47%	2.52%	2.46%	2.50%		2.60%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$9,850		$10,088	$11,111	$12,960	$19,242		$19,079

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.45		$11.75	$10.89	$12.75	$12.33		$11.05

Net investment income (loss) (a)	0.03		0.08	0.13	0.26	0.29	(b)	0.29
Net realized and unrealized gain (loss) on investments	0.66		1.76	1.07	(1.62)	0.43		1.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	0.69		1.83	1.20	(1.45)	0.80		2.22

Less dividends:
From net investment income	(0.06)		(0.13)	(0.34)	(0.41)	(0.38)		(0.94)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$14.08		$13.45	$11.75	$10.89	$12.75		$12.33

Total investment return (d)	5.16	%(e)	15.72%	11.45%	(11.73%)	6.61%		22.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	%††	0.62%	1.15%	2.16%	2.40	%(b)	2.70%
Net expenses	1.10	%††	1.14%	1.18%	1.21%	1.18%		1.08%
Expenses (before waiver/reimbursement)	1.10	%††	1.14%	1.18%	1.21%	1.18%		1.17%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$231,449		$202,289	$177,726	$184,373	$373,332		$387,245

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

22	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.37		$11.67	$10.82	$12.67	$12.25		$10.98

Net investment income (loss) (a)	0.02		0.06	0.11	0.26	0.27	(b)	0.28
Net realized and unrealized gain (loss) on investments	0.65		1.76	1.07	(1.62)	0.44		1.74
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.08		0.18

Total from investment operations	0.67		1.81	1.18	(1.45)	0.79		2.20

Less dividends:
From net investment income	(0.04)		(0.11)	(0.33)	(0.40)	(0.37)		(0.93)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$14.00		$13.37	$11.67	$10.82	$12.67		$12.25

Total investment return (d)	5.05	%(e)	15.68%	11.41%	(11.89%)	6.58%		21.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	%††	0.49%	1.04%	2.12%	2.30	%(b)	2.58%
Net expenses	1.20	%††	1.25%	1.28%	1.31%	1.29%		1.19%
Expenses (before reimbursement/waiver)	1.20	%††	1.25%	1.28%	1.31%	1.29%		1.27%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$4,038		$4,003	$4,677	$4,760	$6,225		$5,348

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.40		$11.70	$10.84	$12.69	$12.27		$10.99

Net investment income (loss) (a)	(0.01)		0.03	0.09	0.24	0.25	(b)	0.16
Net realized and unrealized gain (loss) on investments	0.67		1.76	1.06	(1.63)	0.43		1.82
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.08		0.19

Total from investment operations	0.66		1.78	1.15	(1.48)	0.76		2.17

Less dividends:
From net investment income	(0.01)		(0.08)	(0.29)	(0.37)	(0.34)		(0.89)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$14.05		$13.40	$11.70	$10.84	$12.69		$12.27

Total investment return (d)	4.91	% (e)	15.34%	11.12%	(12.09%)	6.32%		21.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08	%)††	0.26%	0.82%	2.02%	2.09	%(b)	1.39%
Net expenses	1.45	% ††	1.49%	1.53%	1.55%	1.54%		1.50%
Expenses (before waiver/reimbursement)	1.45	% ††	1.49%	1.53%	1.55%	1.54%		1.54%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$4,357		$8,487	$10,545	$12,176	$10,942		$7,826

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

24	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$13.35		$11.64	$10.79	$12.64	$12.24		$10.95

Net investment income (loss) (a)	(0.01)		(0.01)	0.06	0.24	0.24	(b)	0.26
Net realized and unrealized gain (loss) on investments	0.66		1.76	1.06	(1.65)	0.41		1.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.00 ‡	(0.09)	0.07		0.17

Total from investment operations	0.65		1.74	1.12	(1.50)	0.72		2.15

Less dividends:
From net investment income	—		(0.03)	(0.27)	(0.35)	(0.32)		(0.86)

Redemption fee (a)(c)	—		—	—	—	0.00	‡	0.00 ‡

Net asset value at end of period	$14.00		$13.35	$11.64	$10.79	$12.64		$12.24

Total investment return (d)	4.87	% (e)(f)	15.02%	10.82%	(12.28%)	5.99%		21.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	(0.05%)	0.56%	1.98%	2.00	%(b)	2.45%
Net expenses	1.70	% ††	1.74%	1.78%	1.80%	1.79%		1.69%
Expenses (before waiver/reimbursement)	1.70	% ††	1.74%	1.78%	1.80%	1.79%		1.77%
Portfolio turnover rate	13%		29%	43%	80%	54%		88%
Net assets at end of period (in 000’s)	$1,480		$1,365	$2,218	$1,592	$737		$322

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

26	MainStay International Equity Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAV(s) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights or warrants.

28	MainStay International Equity Fund

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of April 30, 2014, the Fund did not hold any futures contracts.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(M)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

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Notes to Financial Statements (Unaudited) (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89% for the six-month period ended April 30, 2014.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $1,480,612.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$1,941
Class R2	2,365
Class R3	683

30	MainStay International Equity Fund

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,987 and $2,218, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $343, $8,469 and $511, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$80,982
Class A	29,619
Class B	29,152
Class C	21,219
Class I	112,632
Class R1	2,104
Class R2	2,578
Class R3	739

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$73,593,606	31.8%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $114,527,843 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$25,242	$—
2017	53,693	—
2019	35,593	—
Unlimited	—	—
Total	$114,528	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$2,689,004

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $47,813 and $44,040, respectively.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	100,495	$1,348,052
Shares redeemed	(197,388)	(2,648,863)

Net increase (decrease) in shares outstanding before conversion	(96,893)	(1,300,811)
Shares converted into Investor Class (See Note 1)	58,089	773,112
Shares converted from Investor Class (See Note 1)	(38,301)	(511,897)

Net increase (decrease)	(77,105)	$(1,039,596)

Year ended October 31, 2013:
Shares sold	165,565	$2,036,162
Shares issued to shareholders in reinvestment of dividends and distributions	14,879	175,577
Shares redeemed	(437,361)	(5,378,249)

Net increase (decrease) in shares outstanding before conversion	(256,917)	(3,166,510)
Shares converted into Investor Class (See Note 1)	197,637	2,431,945
Shares converted from Investor Class (See Note 1)	(121,214)	(1,549,878)

Net increase (decrease)	(180,494)	$(2,284,443)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	178,870	$2,388,612
Shares issued to shareholders in reinvestment of dividends and distributions	7,789	102,186
Shares redeemed	(631,298)	(8,437,252)

Net increase (decrease) in shares outstanding before conversion	(444,639)	(5,946,454)
Shares converted into Class A (See Note 1)	48,650	648,514

Net increase (decrease)	(395,989)	$(5,297,940)

Year ended October 31, 2013:
Shares sold	743,092	$9,123,621
Shares issued to shareholders in reinvestment of dividends and distributions	39,354	463,599
Shares redeemed	(1,759,515)	(21,661,366)

Net increase (decrease) in shares outstanding before conversion	(977,069)	(12,074,146)
Shares converted into Class A (See Note 1)	172,336	2,184,729
Shares converted from Class A (See Note 1)	(24,864)	(313,613)

Net increase (decrease)	(829,597)	$(10,203,030)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	73,570	$902,185
Shares redeemed	(102,319)	(1,259,014)

Net increase (decrease) in shares outstanding before conversion	(28,749)	(356,829)
Shares converted from Class B (See Note 1)	(74,665)	(909,729)

Net increase (decrease)	(103,414)	$(1,266,558)

Year ended October 31, 2013:
Shares sold	132,529	$1,513,644
Shares redeemed	(257,167)	(2,908,992)

Net increase (decrease) in shares outstanding before conversion	(124,638)	(1,395,348)
Shares converted from Class B (See Note 1)	(242,881)	(2,753,183)

Net increase (decrease)	(367,519)	$(4,148,531)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	24,890	$306,117
Shares redeemed	(78,368)	(962,087)

Net increase (decrease)	(53,478)	$(655,970)

Year ended October 31, 2013:
Shares sold	99,339	$1,129,142
Shares redeemed	(311,511)	(3,544,061)

Net increase (decrease)	(212,172)	$(2,414,919)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,891,948	$39,272,075
Shares issued to shareholders in reinvestment of dividends and distributions	66,917	881,964
Shares redeemed	(1,555,228)	(20,870,082)

Net increase (decrease)	1,403,637	$19,283,957

Year ended October 31, 2013:
Shares sold	2,952,872	$36,520,371
Shares issued to shareholders in reinvestment of dividends and distributions	159,232	1,883,717
Shares redeemed	(3,199,613)	(39,391,612)

Net increase (decrease)	(87,509)	$(987,524)

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,627	$48,408
Shares issued to shareholders in reinvestment of dividends	938	12,291
Shares redeemed	(15,588)	(207,585)

Net increase (decrease)	(11,023)	$(146,886)

Year ended October 31, 2013:
Shares sold	23,171	$280,443
Shares issued to shareholders in reinvestment of dividends and distributions	3,668	43,128
Shares redeemed	(128,028)	(1,545,151)

Net increase (decrease)	(101,189)	$(1,221,580)

32	MainStay International Equity Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	28,275	$381,285
Shares issued to shareholders in reinvestment of dividends and distributions	180	2,376
Shares redeemed	(351,825)	(4,682,239)

Net increase (decrease)	(323,370)	$(4,298,578)

Year ended October 31, 2013:
Shares sold	107,198	$1,317,409
Shares issued to shareholders in reinvestment of dividends and distributions	4,588	54,225
Shares redeemed	(379,608)	(4,499,409)

Net increase (decrease)	(267,822)	$(3,127,775)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	9,603	$128,731
Shares redeemed	(6,064)	(80,754)

Net increase (decrease)	3,539	$47,977

Year ended October 31, 2013:
Shares sold	40,971	$505,104
Shares issued to shareholders in reinvestment of dividends and distributions	272	3,212
Shares redeemed	(129,541)	(1,500,639)

Net increase (decrease)	(88,298)	$(992,323)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

34	MainStay International Equity Fund

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board noted the Fund had recently underperformed relative to peers, but acknowledged that the Fund’s investment strategy was likely to underperform in more recent market conditions. The Board also observed that the Fund had changed portfolio management teams in recent years and that it was important to allow sufficient time for the new management team to develop a meaningful performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment perform-

ance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board consid-

ered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent

36	MainStay International Equity Fund

expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay International Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34150 MS164-14	MSIE10-06/14 NL010

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.40 9.42%	16.62 23.41%	16.16 17.48%	5.96 6.56%	1.48 1.48%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.55 9.58	17.02 23.83	16.73 18.06	6.27 6.88	1.07 1.07
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.99 8.99	17.46 22.46	16.40 16.61	5.78 5.78	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.99 8.99	21.48 22.48	16.59 16.59	5.77 5.77	2.23 2.23
Class I Shares[4]	No Sales Charge		9.72	24.11	18.36	7.29	0.82
Class R2 Shares[5]	No Sales Charge		9.53	23.71	17.94	6.77	1.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through April 30, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of April 30, 2014, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[6]	8.36%	20.44%	19.14%	7.67%
Russell 1000® Index[7]	8.25	20.81	19.52	8.05
Average Lipper Multi-Cap Core Fund[8]	6.90	20.10	17.86	7.45

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,094.20	$7.06	$1,018.10	$6.81

Class A Shares	$1,000.00	$1,095.80	$5.35	$1,019.70	$5.16

Class B Shares	$1,000.00	$1,089.90	$10.93	$1,014.30	$10.54

Class C Shares	$1,000.00	$1,089.90	$10.93	$1,014.30	$10.54

Class I Shares	$1,000.00	$1,097.20	$4.06	$1,020.90	$3.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Investor Class, 1.03% for Class A, 2.11% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Pharmaceuticals	7.7%
Technology Hardware, Storage & Peripherals	7.0
Oil, Gas & Consumable Fuels	6.8
Banks	5.3
Health Care Providers & Services	4.7
Diversified Telecommunication Services	4.0
Specialty Retail	4.0
Media	3.8
Software	3.6
Exchange -Traded Fund	3.5
Aerospace & Defense	3.4
Energy Equipment & Services	3.4
Semiconductors & Semiconductor Equipment	3.2
IT Services	2.9
Diversified Financial Services	2.7
Food & Staples Retailing	2.6
Chemicals	2.5
Food Products	2.4
Machinery	2.3
Insurance	2.2
Beverages	1.9
Internet Software & Services	1.8
Tobacco	1.7
Internet & Catalog Retail	1.6
Airlines	1.4

Commercial Services & Supplies	1.3%
Communications Equipment	1.3
Auto Components	0.9
Hotels, Restaurants & Leisure	0.9
Household Products	0.9
Industrial Conglomerates	0.9
Biotechnology	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Capital Markets	0.6
Electronic Equipment, Instruments & Components	0.6
Household Durables	0.6
Metals & Mining	0.6
Real Estate Investment Trusts	0.6
Real Estate Management & Development	0.6
Trading Companies & Distributors	0.6
Consumer Finance	0.4
Health Care Equipment & Supplies	0.4
Containers & Packaging	0.1
Independent Power & Renewable Electricity Producers	0.1
Air Freight & Logistics	0.0 ‡
Short-Term Investment	0.9
Other Assets, Less Liabilities	–0.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	S&P 500 Index—SPDR Trust Series 1

3.	Exxon Mobil Corp.

4.	Berkshire Hathaway, Inc. Class B

5.	JPMorgan Chase & Co.
6.	Pfizer, Inc.

7.	Microsoft Corp.

8.	Verizon Communications, Inc.

9.	Johnson & Johnson

10.	Merck & Co., Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Common Stock Fund returned 9.42% for Investor Class shares, 9.58% for Class A shares and 8.99% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, the Fund’s Class I shares returned 9.72% and Class R2 shares returned 9.53%.1 For the six months ended April 30, 2014, all share classes outperformed the 8.36% return of the S&P 500® Index,2 which is the Fund’s broad-based securities-market index. All share classes also outperformed the 6.90% return of the average Lipper3 multi-cap core fund for the same period. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2014, Mona Patni was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s stock-selection model performed well during the reporting period. Valuation factors based on cash flow and on revenue contributed positively to the Fund’s performance relative to the S&P 500® Index. Momentum factors, which identify market trends, had a difficult time adjusting to a sentiment shift toward yield and quality. The balance between valuation and momentum, however, allowed the overall model to perform well, particularly in identifying stocks that would outperform the S&P 500® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sector that made the strongest positive contribution to the Fund’s performance relative to the S&P 500® Index was information technology. (Contributions take weightings and total returns into account.) Stock selection was the primary driver, especially among semiconductor and software companies. In industrials, overweighting airlines proved beneficial, as did favorable stock selection among capital goods companies. The contribution from health care was also strong, because of positive stock selection in the health care providers & services industry.

The weakest sector contribution to the Fund’s relative performance came from consumer discretionary, because of unfavorable stock selection in specialty retail. The negative impact was partially offset by strong stock selection among media companies. An underweight position in utilities—the best-performing S&P 500® Index sector for the first four months of 2014—detracted from relative performance. While the Fund made several successful stock selections in telecommunication services, holding more of these stocks than the Index hurt performance, particularly in November and December of 2013.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included computer and mobile device company Apple, energy giant Exxon Mobil and computer company Hewlett-Packard. The Fund held overweight positions relative to the S&P 500® Index in each of these companies, and their share prices appreciated during the reporting period. Apple reported strong second quarter results in April 2014, while Exxon Mobil’s shares rallied with other energy stocks, especially since February 2014. Investors have rewarded Hewlett-Packard for its ongoing turnaround efforts and improving free-cash-flow outlook.

The stocks that detracted the most from the Fund’s absolute performance included leading Internet retailer Amazon.com, electronics retailer Best Buy and video-game specialty retailer GameStop. Shares of Amazon.com dropped after the company announced both fourth quarter 2013 and first quarter 2014 results, as investors demanded more discipline on the spending side. Best Buy and GameStop also had weak share performance, as both companies experienced slower sales.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased shares of Caterpillar, the largest global manufacturer of construction equipment, in December 2013. We based the purchase decision on attractive valuation, earnings quality and decreased shorting activities by the hedge fund community. As Caterpillar’s share price appreciated, price momentum also improved, and the Fund accumulated more shares. The Fund initiated a new position in independent refiner Valero Energy in January. We were attracted to Valero Energy because of its sales multiple and improving credit-quality trend and because of reduced hedge-fund shorting of the stock.

The Fund exited its position in biotechnology company Amgen in April. The company’s return potential had diminished because of poor momentum and sentiment readings. The Fund also sold shares of Internet search engine Google when the stock became less attractive in terms of valuation and share issuance.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on the S&P 500® Index.
3.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increase in the industrials sector. The Fund began the reporting period significantly underweight relative to the S&P 500® Index in industrials, but we narrowed the underexposure through purchases of machinery and aerospace & defense companies. In the materials sector, the Fund moved from an underweight position relative to the S&P 500® Index to a more neutral position by accumulating positions in chemicals and metals stocks.

During the reporting period, the Fund’s most substantial weighting decrease relative to the S&P 500® Index was in the information technology sector. The Fund moved from an overweight to a neutral position relative to the S&P 500® Index, as it reduced positions in systems software and information technology services. An overweight position in the health care sector was trimmed to neutral by reducing exposure to the biotechnology industry.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in telecommunication services, consumer discretionary and health care. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 3.4%
Boeing Co. (The)	11,158	$1,439,605
L-3 Communications Holdings, Inc.	7,316	844,047
Lockheed Martin Corp.	6,333	1,039,499
Northrop Grumman Corp.	7,639	928,215

		4,251,366

Air Freight & Logistics 0.0%‡
United Parcel Service, Inc. Class B	287	28,269

Airlines 1.4%
Alaska Air Group, Inc.	8,418	791,966
Southwest Airlines Co.	38,184	922,907

		1,714,873

Auto Components 0.9%
Delphi Automotive PLC	5,932	396,495
Goodyear Tire & Rubber Co. (The)	31,494	793,649

		1,190,144

Banks 5.3%
Bank of America Corp.	121,438	1,838,572
Citigroup, Inc.	22,786	1,091,677
♦JPMorgan Chase & Co.	40,300	2,255,994
KeyCorp	7,333	100,022
Prosperity Bancshares, Inc.	8,979	529,761
Wells Fargo & Co.	18,531	919,879

		6,735,905

Beverages 1.9%
Coca-Cola Co. (The)	14,953	609,933
Dr. Pepper Snapple Group, Inc.	109	6,041
PepsiCo., Inc.	20,262	1,740,303

		2,356,277

Biotechnology 0.7%
Gilead Sciences, Inc. (a)	158	12,401
United Therapeutics Corp. (a)	8,094	809,481

		821,882

Capital Markets 0.6%
Legg Mason, Inc.	17,141	803,741

Chemicals 2.5%
CF Industries Holdings, Inc.	3,302	809,551
Dow Chemical Co. (The)	24,525	1,223,797
LyondellBasell Industries, N.V. Class A	11,819	1,093,258

		3,126,606

	Shares	Value

Commercial Services & Supplies 1.3%
Pitney Bowes, Inc.	31,506	$844,361
R.R. Donnelley & Sons Co.	43,123	758,965

		1,603,326

Communications Equipment 1.3%
Cisco Systems, Inc.	12,111	279,885
F5 Networks, Inc. (a)	2,109	221,803
Harris Corp.	9,167	673,958
Juniper Networks, Inc. (a)	4,498	111,056
QUALCOMM, Inc.	4,669	367,497

		1,654,199

Consumer Finance 0.4%
American Express Co.	1,031	90,141
Discover Financial Services	6,367	355,915

		446,056

Containers & Packaging 0.1%
Sealed Air Corp.	5,329	182,838

Diversified Financial Services 2.7%
♦Berkshire Hathaway, Inc. Class B (a)	19,214	2,475,724
Leucadia National Corp.	5,714	145,821
NASDAQ OMX Group, Inc. (The)	22,026	812,760

		3,434,305

Diversified Telecommunication Services 4.0%
AT&T, Inc.	54,281	1,937,832
Frontier Communications Corp.	148,922	886,086
♦Verizon Communications, Inc.	46,124	2,155,374

		4,979,292

Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	12,144	253,931
Ingram Micro, Inc. Class A (a)	20,322	547,881

		801,812

Energy Equipment & Services 3.4%
Baker Hughes, Inc.	15,393	1,075,971
Halliburton Co.	13,144	828,992
Nabors Industries, Ltd.	34,227	873,473
Patterson-UTI Energy, Inc.	25,038	814,486
Schlumberger, Ltd.	7,334	744,768

		4,337,690

Food & Staples Retailing 2.6%
CVS Caremark Corp.	11,167	812,064
Kroger Co. (The)	21,335	982,263
Wal-Mart Stores, Inc.	19,212	1,531,389

		3,325,716

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food Products 2.4%
Archer-Daniels-Midland Co.	22,553	$986,243
Keurig Green Mountain, Inc.	462	43,280
Mondelez International, Inc. Class A	32,188	1,147,502
Tyson Foods, Inc. Class A	20,359	854,467

		3,031,492

Health Care Equipment & Supplies 0.4%
C.R. Bard, Inc.	3,243	445,361

Health Care Providers & Services 4.7%
Cardinal Health, Inc.	13,701	952,357
DaVita HealthCare Partners, Inc. (a)	12,572	871,240
Express Scripts Holding Co. (a)	14,890	991,376
Humana, Inc.	8,009	878,988
McKesson Corp.	6,132	1,037,473
UnitedHealth Group, Inc.	1,837	137,848
WellPoint, Inc.	9,874	994,114

		5,863,396

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	4,038	158,734
McDonald’s Corp.	357	36,192
Wyndham Worldwide Corp.	8,288	591,266
Wynn Resorts, Ltd.	1,939	395,343

		1,181,535

Household Durables 0.6%
PulteGroup, Inc.	26,839	493,569
Whirlpool Corp.	1,801	276,238

		769,807

Household Products 0.9%
Kimberly-Clark Corp.	3,138	352,240
Procter & Gamble Co. (The)	9,920	818,896

		1,171,136

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	7,953	114,921

Industrial Conglomerates 0.9%
General Electric Co.	42,031	1,130,214

Insurance 2.2%
ACE, Ltd.	18	1,842
Aflac, Inc.	601	37,694
American International Group, Inc.	25,979	1,380,264
Chubb Corp. (The)	125	11,510
Fidelity National Financial, Inc. Class A	7,244	233,112
Lincoln National Corp.	2,782	134,955
Progressive Corp. (The)	415	10,064
Travelers Companies, Inc. (The)	11,257	1,019,659

		2,829,100

	Shares	Value

Internet & Catalog Retail 1.6%
Amazon.com, Inc. (a)	3,824	$1,162,993
Expedia, Inc.	11,691	829,944

		1,992,937

Internet Software & Services 1.8%
Facebook, Inc. Class A (a)	12,302	735,413
Google, Inc. Class A (a)	1,318	704,972
Google, Inc. Class C (a)	1,483	781,037

		2,221,422

IT Services 2.9%
Computer Sciences Corp.	13,792	816,211
Global Payments, Inc.	5,170	345,511
International Business Machines Corp.	7,815	1,535,413
Visa, Inc. Class A	64	12,967
Xerox Corp.	76,261	921,995

		3,632,097

Machinery 2.3%
Caterpillar, Inc.	12,330	1,299,582
Oshkosh Corp.	13,381	742,779
Trinity Industries, Inc.	10,816	811,849

		2,854,210

Media 3.8%
Cablevision Systems Corp. Class A	19,925	332,748
Comcast Corp. Class A	34,044	1,762,117
DIRECTV (a)	13,581	1,053,886
Interpublic Group of Cos., Inc. (The)	49,153	856,245
Twenty-First Century Fox, Inc. Class A	13,978	447,576
Walt Disney Co. (The)	3,439	272,850

		4,725,422

Metals & Mining 0.6%
Alcoa, Inc.	55,518	747,827

Multiline Retail 0.7%
Macy’s, Inc.	15,883	912,161
Target Corp.	455	28,096

		940,257

Oil, Gas & Consumable Fuels 6.8%
Chesapeake Energy Corp.	19,342	556,082
Chevron Corp.	13,390	1,680,713
ConocoPhillips	5,843	434,193
♦Exxon Mobil Corp.	25,561	2,617,702
Marathon Petroleum Corp.	10,980	1,020,591
Phillips 66	14,236	1,184,720
Tesoro Corp.	1,354	76,217
Valero Energy Corp.	18,375	1,050,499

		8,620,717

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Pharmaceuticals 7.7%
AbbVie, Inc.	27,089	$1,410,795
Eli Lilly & Co.	20,000	1,182,000
♦Johnson & Johnson	20,906	2,117,569
♦Merck & Co., Inc.	33,288	1,949,345
♦Pfizer, Inc.	70,793	2,214,405
Salix Pharmaceuticals, Ltd. (a)	7,496	824,560

		9,698,674

Real Estate Investment Trusts 0.6%
Hospitality Properties Trust	6,939	208,517
Host Hotels & Resorts, Inc.	15,304	328,271
Simon Property Group, Inc.	1,458	252,525

		789,313

Real Estate Management & Development 0.6%
CBRE Group, Inc. Class A (a)	30,564	814,225

Semiconductors & Semiconductor Equipment 3.2%
First Solar, Inc. (a)	7,538	508,740
Intel Corp.	65,688	1,753,213
Micron Technology, Inc. (a)	41,856	1,093,279
NVIDIA Corp.	20,252	374,054
Skyworks Solutions, Inc. (a)	8,503	349,048

		4,078,334

Software 3.6%
Electronic Arts, Inc. (a)	18,519	524,088
♦Microsoft Corp.	54,686	2,209,314
Oracle Corp.	44,682	1,826,600

		4,560,002

Specialty Retail 4.0%
Advance Auto Parts, Inc.	2,149	260,652
AutoZone, Inc. (a)	1,615	862,232
Bed Bath & Beyond, Inc. (a)	6,353	394,712
Gap, Inc. (The)	21,127	830,291
Home Depot, Inc. (The)	19,509	1,551,161
Lowe’s Companies, Inc.	23,601	1,083,522

		4,982,570

Technology Hardware, Storage & Peripherals 7.0%
♦Apple, Inc.	7,871	4,644,598
Hewlett-Packard Co.	37,553	1,241,502
NetApp, Inc.	23,486	836,337
SanDisk Corp.	6,410	544,658
Seagate Technology PLC	16,761	881,293
Western Digital Corp.	7,189	633,567

		8,781,955

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	10,385	852,505

	Shares	Value
Tobacco 1.7%
Altria Group, Inc.	1,191	$47,771
Lorillard, Inc.	8,975	533,295
Philip Morris International, Inc.	17,838	1,523,900

		2,104,966

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	8,530	800,370

Total Common Stocks (Cost $105,249,978)		121,529,062

Exchange-Traded Fund 3.5% (b)
♦S&P 500 Index—SPDR Trust Series 1	23,611	4,449,021

Total Exchange-Traded Fund (Cost $4,421,804)		4,449,021

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $1,137,867 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $1,250,000 and a Market Value of $1,164,161)	$1,137,867	1,137,867

Total Short-Term Investment (Cost $1,137,867)		1,137,867

Total Investments (Cost $110,809,649) (c)	100.8%	127,115,950
Other Assets, Less Liabilities	(0.8)	(975,284)
Net Assets	100.0%	$126,140,666

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2014, cost was $111,327,490 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$17,005,651
Gross unrealized depreciation	(1,217,191)

Net unrealized appreciation	$15,788,460

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor's Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$121,529,062	$—	$—	$121,529,062
Exchange-Traded Fund	4,449,021	—	—	4,449,021
Short-Term Investment
Repurchase Agreement	—	1,137,867	—	1,137,867

Total Investments in Securities	$125,978,083	$1,137,867	$—	$127,115,950

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $110,809,649)	$127,115,950
Cash	849
Receivables:
Fund shares sold	190,761
Dividends	87,200
Investment securities sold	20,532
Other assets	42,893

Total assets	127,458,185

Liabilities
Payables:
Investment securities purchased	1,094,962
Fund shares redeemed	65,408
Manager (See Note 3)	54,836
Transfer agent (See Note 3)	31,006
Shareholder communication	25,979
Professional fees	24,905
NYLIFE Distributors (See Note 3)	18,464
Custodian	700
Trustees	224
Accrued expenses	1,035

Total liabilities	1,317,519

Net assets	$126,140,666

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$70,785
Additional paid-in capital	163,283,510

163,354,295
Undistributed net investment income	448,480
Accumulated net realized gain (loss) on investments	(53,968,410)
Net unrealized appreciation (depreciation) on investments	16,306,301

Net assets	$126,140,666

Investor Class
Net assets applicable to outstanding shares	$19,678,319

Shares of beneficial interest outstanding	1,094,609

Net asset value per share outstanding	$17.98
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.03

Class A
Net assets applicable to outstanding shares	$22,609,020

Shares of beneficial interest outstanding	1,258,771

Net asset value per share outstanding	$17.96
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price per share outstanding	$19.01

Class B
Net assets applicable to outstanding shares	$6,850,806

Shares of beneficial interest outstanding	412,992

Net asset value and offering price per share outstanding	$16.59

Class C
Net assets applicable to outstanding shares	$7,263,906

Shares of beneficial interest outstanding	438,110

Net asset value and offering price per share outstanding	$16.58

Class I
Net assets applicable to outstanding shares	$69,738,615

Shares of beneficial interest outstanding	3,874,031

Net asset value and offering price per share outstanding	$18.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,173,411

Expenses
Manager (See Note 3)	323,106
Distribution/Service—Investor Class (See Note 3)	23,786
Distribution/Service—Class A (See Note 3)	25,962
Distribution/Service—Class B (See Note 3)	33,951
Distribution/Service—Class C (See Note 3)	20,332
Transfer agent (See Note 3)	92,566
Registration	38,786
Professional fees	25,058
Shareholder communication	14,300
Custodian	7,381
Trustees	1,104
Miscellaneous	5,199

Total expenses	611,531

Net investment income (loss)	561,880

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,067,429
Net change in unrealized appreciation (depreciation) on investments	(1,631,516)

Net realized and unrealized gain (loss) on investments	10,435,913

Net increase (decrease) in net assets resulting from operations	$10,997,793

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$561,880	$1,346,273
Net realized gain (loss) on investments	12,067,429	19,932,214
Net change in unrealized appreciation (depreciation) on investments	(1,631,516)	9,631,770

Net increase (decrease) in net assets resulting from operations	10,997,793	30,910,257

Dividends to shareholders:
From net investment income:
Investor Class	(172,898)	(130,443)
Class A	(246,164)	(166,969)
Class B	(21,616)	(10,313)
Class C	(11,954)	(2,697)
Class I	(853,508)	(1,174,580)

Total dividends to shareholders	(1,306,140)	(1,485,002)

Capital share transactions:
Net proceeds from sale of shares	16,752,445	29,255,750
Net asset value of shares issued to shareholders in reinvestment of dividends	1,290,929	1,465,253
Cost of shares redeemed	(26,718,488)	(45,912,553)

Increase (decrease) in net assets derived from capital share transactions	(8,675,114)	(15,191,550)

Net increase (decrease) in net assets	1,016,539	14,233,705

Net Assets
Beginning of period	125,124,127	110,890,422

End of period	$126,140,666	$125,124,127

Undistributed net investment income at end of period	$448,480	$1,192,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.58		$12.89	$11.32	$10.77	$9.69	$9.27

Net investment income (loss) (a)	0.05		0.10	0.09	0.06	0.03	0.07
Net realized and unrealized gain (loss) on investments	1.50		3.70	1.61	0.53	1.13	0.40

Total from investment operations	1.55		3.80	1.70	0.59	1.16	0.47

Less dividends:
From net investment income	(0.15)		(0.11)	(0.13)	(0.04)	(0.08)	(0.05)

Net asset value at end of period	$17.98		$16.58	$12.89	$11.32	$10.77	$9.69

Total investment return (b)	9.42	%(c)	29.75%	15.15%	5.47%	11.99%	5.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	%††	0.72%	0.72%	0.56%	0.25%	0.81%
Net expenses	1.36	%††	1.46%	1.56%	1.52%	1.61%	1.46%
Expenses (before waiver/reimbursement)	1.36	%††	1.46%	1.56%	1.52%	1.61%	1.73%
Portfolio turnover rate	73%		150%	182%	139%	152%	138%
Net assets at end of period (in 000’s)	$19,678		$18,436	$15,093	$13,917	$13,661	$12,752

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.59		$12.90	$11.34	$10.79	$9.70	$9.28

Net investment income (loss) (a)	0.08		0.16	0.15	0.13	0.09	0.12
Net realized and unrealized gain (loss) on investments	1.50		3.71	1.60	0.53	1.13	0.40

Total from investment operations	1.58		3.87	1.75	0.66	1.22	0.52

Less dividends:
From net investment income	(0.21)		(0.18)	(0.19)	(0.11)	(0.13)	(0.10)

Net asset value at end of period	$17.96		$16.59	$12.90	$11.34	$10.79	$9.70

Total investment return (b)	9.58	%(c)	30.35%	15.64%	6.10%	12.64%	5.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	%††	1.11%	1.22%	1.12%	0.90%	1.38%
Net expenses	1.03	%††	1.05%	1.06%	0.97%	0.96%	0.94%
Expenses (before waiver/reimbursement)	1.03	%††	1.05%	1.06%	0.97%	0.96%	0.98%
Portfolio turnover rate	73%		150%	182%	139%	152%	138%
Net assets at end of period (in 000’s)	$22,609		$19,011	$12,402	$10,662	$12,140	$11,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$15.27		$11.87	$10.43	$9.96	$8.97	$8.60

Net investment income (loss) (a)	(0.01)		(0.00)‡	(0.00)‡	(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	1.38		3.42	1.48	0.49	1.05	0.36

Total from investment operations	1.37		3.42	1.48	0.47	1.00	0.37

Less dividends:
From net investment income	(0.05)		(0.02)	(0.04)	(0.00)‡	(0.01)	—

Net asset value at end of period	$16.59		$15.27	$11.87	$10.43	$9.96	$8.97

Total investment return (b)	8.99	% (c)	28.87%	14.23%	4.75%	11.14%	4.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.11	%)††	(0.03%)	(0.02%)	(0.17%)	(0.49%)	0.14%
Net expenses	2.11	% ††	2.21%	2.31%	2.27%	2.36%	2.20%
Expenses (before waiver/reimbursement)	2.11	% ††	2.21%	2.31%	2.27%	2.36%	2.49%
Portfolio turnover rate	73%		150%	182%	139%	152%	138%
Net assets at end of period (in 000’s)	$6,851		$6,760	$5,836	$6,762	$8,466	$10,371

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$15.26		$11.87	$10.43	$9.96	$8.97	$8.59

Net investment income (loss) (a)	(0.02)		(0.01)	(0.00)‡	(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	1.39		3.42	1.48	0.49	1.05	0.37

Total from investment operations	1.37		3.41	1.48	0.47	1.00	0.38

Less dividends:
From net investment income	(0.05)		(0.02)	(0.04)	(0.00)‡	(0.01)	—

Net asset value at end of period	$16.58		$15.26	$11.87	$10.43	$9.96	$8.97

Total investment return (b)	8.99	% (c)	28.78%	14.23%	4.75%	11.12%	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.10%)	(0.02%)	(0.18%)	(0.49%)	0.12%
Net expenses	2.11	% ††	2.21%	2.31%	2.27%	2.36%	2.21%
Expenses (before waiver/reimbursement)	2.11	% ††	2.21%	2.31%	2.27%	2.36%	2.49%
Portfolio turnover rate	73%		150%	182%	139%	152%	138%
Net assets at end of period (in 000’s)	$7,264		$3,441	$1,575	$1,221	$1,352	$1,357

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.64		$12.94	$11.38	$10.82	$9.72	$9.32

Net investment income (loss) (a)	0.11		0.20	0.18	0.16	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.49		3.71	1.60	0.53	1.14	0.39

Total from investment operations	1.60		3.91	1.78	0.69	1.26	0.54

Less dividends:
From net investment income	(0.24)		(0.21)	(0.22)	(0.13)	(0.16)	(0.14)

Net asset value at end of period	$18.00		$16.64	$12.94	$11.38	$10.82	$9.72

Total investment return (b)	9.72	%(c)	30.65%	15.89%	6.43%	13.00%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23	%††	1.40%	1.48%	1.39%	1.16%	1.69%
Net expenses	0.78	%††	0.80%	0.81%	0.72%	0.71%	0.65%
Expenses (before waiver/reimbursement)	0.78	%††	0.80%	0.81%	0.72%	0.71%	0.73%
Portfolio turnover rate	73%		150%	182%	139%	152%	138%
Net assets at end of period (in 000’s)	$69,739		$77,476	$75,985	$112,148	$230,246	$260,081

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the six-month period ended April 30, 2014.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board

authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each secu-

rity trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

22	MainStay Common Stock Fund

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund's cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $323,106.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,787 and $3,802, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $13, $171, $4,142 and $684, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$37,948
Class A	7,889
Class B	13,546
Class C	8,085
Class I	25,098

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $65,517,998 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$65,518	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from: Ordinary Income	$1,485,002

24	MainStay Common Stock Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $86,507 and $95,885, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	66,603	$1,149,846
Shares issued to shareholders in reinvestment of dividends and distributions	9,823	168,174
Shares redeemed	(70,555)	(1,218,016)

Net increase (decrease) in shares outstanding before conversion	5,871	100,004
Shares converted into Investor Class (See Note 1)	22,135	385,472
Shares converted from Investor Class (See Note 1)	(45,188)	(785,928)

Net increase (decrease)	(17,182)	$(300,452)

Year ended October 31, 2013:
Shares sold	113,078	$1,670,004
Shares issued to shareholders in reinvestment of dividends and distributions	9,965	129,649
Shares redeemed	(189,270)	(2,684,115)

Net increase (decrease) in shares outstanding before conversion	(66,227)	(884,462)
Shares converted into Investor Class (See Note 1)	66,768	963,577
Shares converted from Investor Class (See Note 1)	(59,954)	(897,653)

Net increase (decrease)	(59,413)	$(818,538)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	179,397	$3,091,507
Shares issued to shareholders in reinvestment of dividends and distributions	13,981	238,787
Shares redeemed	(129,156)	(2,215,225)

Net increase (decrease) in shares outstanding before conversion	64,222	1,115,069
Shares converted into Class A (See Note 1)	48,808	846,706

Net increase (decrease)	113,030	$1,961,775

Year ended October 31, 2013:
Shares sold	316,113	$4,705,861
Shares issued to shareholders in reinvestment of dividends and distributions	11,848	153,672
Shares redeemed	(205,898)	(3,006,406)

Net increase (decrease) in shares outstanding before conversion	122,063	1,853,127
Shares converted into Class A (See Note 1)	69,340	1,034,189
Shares converted from Class A (See Note 1)	(6,805)	(99,894)

Net increase (decrease)	184,598	$2,787,422

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	35,551	$570,232
Shares issued to shareholders in reinvestment of dividends and distributions	1,333	21,115
Shares redeemed	(38,839)	(620,858)

Net increase (decrease) in shares outstanding before conversion	(1,955)	(29,511)
Shares converted from Class B (See Note 1)	(27,855)	(446,250)

Net increase (decrease)	(29,810)	$(475,761)

Year ended October 31, 2013:
Shares sold	119,711	$1,621,134
Shares issued to shareholders in reinvestment of dividends and distributions	850	10,244
Shares redeemed	(94,423)	(1,290,666)

Net increase (decrease) in shares outstanding before conversion	26,138	340,712
Shares converted from Class B (See Note 1)	(74,978)	(1,000,219)

Net increase (decrease)	(48,840)	$(659,507)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	233,317	$3,800,979
Shares issued to shareholders in reinvestment of dividends and distributions	686	10,859
Shares redeemed	(21,383)	(341,146)

Net increase (decrease)	212,620	$3,470,692

Year ended October 31, 2013:
Shares sold	124,092	$1,684,178
Shares issued to shareholders in reinvestment of dividends and distributions	192	2,318
Shares redeemed	(31,481)	(413,610)

Net increase (decrease)	92,803	$1,272,886

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	461,671	$8,139,881
Shares issued to shareholders in reinvestment of dividends and distributions	49,795	851,994
Shares redeemed	(1,292,586)	(22,323,243)

Net increase (decrease)	(781,120)	$(13,331,368)

Year ended October 31, 2013:
Shares sold	1,363,501	$19,574,573
Shares issued to shareholders in reinvestment of dividends and distributions	90,090	1,169,370
Shares redeemed	(2,669,598)	(38,517,756)

Net increase (decrease)	(1,216,007)	$(17,773,813)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On April 24, 2014, the District Court issued a “Phase Two Motion Protocol” in the FitzSimons action that directed the liaison counsel for the shareholder defendants to file a global motion to dismiss, i.e., a motion that applies to the claim against all shareholder defendants, with respect to Count I of the FitzSimons action, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings it would be difficult assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Common Stock Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

28	MainStay Common Stock Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the Fund’s relatively low assets, and following discussion, accepted New York Life Investments’ viewpoint that the Fund would need to achieve more meaningful asset growth in order to take advantage of economies of scale.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per- account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Common Stock Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34039 MS164-14	MSCS10-06/14 NL021

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.81 1.79%	12.38 18.92%	15.43 16.75%	7.91 8.52%	1.08 1.08%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.82 1.78	12.27 18.80	15.49 16.81	7.96 8.57	1.02 1.02
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.34 1.47	12.97 17.97	15.62 15.84	7.70 7.70	1.83 1.83
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.39 1.35	16.99 17.99	15.87 15.87	7.69 7.69	1.83 1.83
Class I Shares[5]	No Sales Charge		1.92	19.14	17.16	8.98	0.77
Class R1 Shares[5]	No Sales Charge		1.94	19.13	17.02	8.84	0.87
Class R2 Shares[5]	No Sales Charge		1.78	18.78	16.73	8.57	1.12
Class R3 Shares[6]	No Sales Charge		1.59	18.39	16.40	8.28	1.37
Class R6 Shares[7]	No Sales Charge		2.02	19.26	17.18	8.99	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares would likely have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would also likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[8]	6.95%	20.66%	19.47%	7.99%
S&P 500® Index[9]	8.36	20.44	19.14	7.67
Average Lipper Large-Cap Growth Fund[10]	4.73	20.17	17.26	7.20

8.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,017.90	$5.20	$1,019.60	$5.21

Class A Shares	$1,000.00	$1,017.80	$5.00	$1,019.80	$5.01

Class B Shares	$1,000.00	$1,014.70	$8.94	$1,015.90	$8.95

Class C Shares	$1,000.00	$1,013.50	$8.94	$1,015.90	$8.95

Class I Shares	$1,000.00	$1,019.20	$3.75	$1,021.10	$3.76

Class R1 Shares	$1,000.00	$1,019.40	$4.26	$1,020.60	$4.26

Class R2 Shares	$1,000.00	$1.017.80	$5.50	$1,019.30	$5.51

Class R3 Shares	$1,000.00	$1,015.90	$6.75	$1,018.10	$6.76

Class R6 Shares	$1,000.00	$1,020.20	$3.11	$1,021.70	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Investor Class, 1.00% for Class A, 1.79% for Class B and C, 0.75% for Class I, 0.85% for Class R1, 1.10% for Class R2, 1.35% for Class R3 and 0.62% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Biotechnology	8.8%
Internet Software & Services	8.7
IT Services	6.7
Media	6.4
Internet & Catalog Retail	5.1
Software	4.7
Capital Markets	4.4
Road & Rail	4.4
Chemicals	4.3
Hotels, Restaurants & Leisure	3.5
Technology Hardware, Storage & Peripherals	3.4
Oil, Gas & Consumable Fuels	3.3
Health Care Providers & Services	3.1
Aerospace & Defense	2.9
Industrial Conglomerates	2.7
Textiles, Apparel & Luxury Goods	2.7
Food & Staples Retailing	2.4

Pharmaceuticals	2.2%
Semiconductors & Semiconductor Equipment	2.2
Specialty Retail	2.1
Multiline Retail	2.0
Real Estate Investment Trusts	2.0
Energy Equipment & Services	1.7
Communications Equipment	1.5
Health Care Technology	1.5
Wireless Telecommunication Services	1.5
Auto Components	1.3
Consumer Finance	1.3
Professional Services	1.3
Airlines	1.0
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	Union Pacific Corp.

2.	Visa, Inc. Class A

3.	Apple, Inc.

4.	Monsanto Co.

5.	priceline.com, Inc.
6.	Danaher Corp.

7.	Starbucks Corp.

8.	Celgene Corp.

9.	Twenty-First Century Fox, Inc. Class A

10.	Salesforce.com, Inc.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmark and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 1.79% for Investor Class shares, 1.78% for Class A shares, 1.47% for Class B shares and 1.35% for Class C shares for the six months ended April 30, 2014. Over the same period, the Fund returned 1.92% for Class I shares, 1.94% for Class R1 shares, 1.78% for Class R2 shares, 1.59% for Class R3 shares and 2.02% for Class R6 shares. For the six months ended April 30, 2014, all share classes underperformed the 6.95% return of the Russell 1000® Growth Index,1 which is the Fund’s broad-based securities-market index, and the 4.73% return of the average Lipper2 large-cap growth fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 15, 2014, MainStay Large Cap Growth Fund reopened to new investors subject to applicable investment minimums and eligibility requirements.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index was primarily driven by stock selection, which contributed positively in three sectors but detracted in six sectors. (Contributions take weightings and total returns into account.)

Returns dropped sharply in the last six weeks of the reporting period, as the broad equity market saw a dramatic sentiment shift. Highly valued, high-growth companies experienced a quick and indiscriminate sell-off. Because our investment discipline includes careful analysis of valuation, the Fund was not skewed toward companies with the highest valuations. In fact, of the three types of earnings growth we strive to maintain in the Fund, the newer and faster-growth category was at the low end of our range at 27% of total assets, followed by quality cyclicals at 33% and consistent growers at nearly 40%. This positioning should have steadied performance during the mar- ket dislocation at the end of the reporting period. Unfortunately, as so often occurs over the short term, the market became indiscriminate, and many Fund holdings that we believe have reasonable valuations sold off, including American Tower, Visa, Liberty Global, Monsanto and Cognizant Technology. We added to the Fund’s positions in several of these stocks in light of the disconnect between their strong fundamentals and their recent price declines. In addition, we believe that the U.S. economy is likely to rebound following the weather-related slowdown in the first quarter of 2014. We have also added to Fund holdings that we believe are positioned to benefit from improving consumer and capital spending, such as Oracle, Dollar General, Twenty-First Century Fox and Delta.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The industrials and telecommunications services sectors made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Growth Index, with stock selection as the primary driver. Consumer staples was also a positive contributor to relative performance because the Fund held a significantly underweight position in the sector.

The biggest detractors from the Fund’s performance relative to the Index were consumer discretionary, information technology and health care. Stock selection drove underperformance in each of these sectors. An overweight position in consumer discretionary also contributed to that sector’s underperformance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was transportation company Union Pacific. The company executed well in recent quarters, despite weather disruptions that affected the rails. Freight volumes were ahead of expectations, and Union Pacific’s cost controls led to margin expansion. Biopharmaceutical company Alexion Pharmaceuticals was also a strong contributor. The company’s revenues and earnings exceeded expectations, driven by strong demand for Soliris, the company’s treatment for certain rare diseases. Personal computing company Apple was another strong contributor. The company beat consensus iPhone volume expectations and committed to returning $30 billion more to shareholders than previously announced share repurchases and dividend payments.

Beauty retailer Ulta Salons was the most substantial detractor from the Fund’s absolute performance. Management guided new store growth downward and indicated near-term margin pressure from other retailers of cosmetics. In our view, however, even with the revised guidance, Ulta Salons remains a high growth specialty retailer. Online retail shopping provider Amazon.com also detracted. The company’s revenue growth remained strong at about 20%, but near-term margins faced pressure as the company continued to invest in its growth.

1.	See footnote on page 6 for more information on the Russell 1000® Growth Index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

Coffee and tea seller Starbucks also detracted from the Fund’s absolute performance. The company’s same-store sales were consistently strong, and new food offerings were well received. The company’s near-term operating margins, however, faced pressure because of a spike in coffee bean prices toward the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a Fund position in hospitality service provider Hilton Worldwide when the company returned to the public markets in December 2013. The company benefited from better room prices resulting from increased demand while the supply of new hotel rooms remained limited. We also initiated a Fund position in audience measurement and analytics company Nielsen Holdings, which has a near monopoly in its businesses and also benefited from increased usage of its services by Internet companies such as Google and Facebook.

We sold the Fund’s position in health care software company Athena Health because the stock posted strong returns and we viewed it as fully valued. We also sold the Fund’s position in athletic apparel maker Lululemon ahead of its two most recently announced earnings periods, as our research had indicated weakening demand for the company’s products.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s already overweight positions relative to the Russell 1000® Growth Index in the health care and financials sectors. We increased the Fund’s weighting in the industrials sector, moving from an underweight position to one that was nearly in line with the Russell 1000® Growth Index.

We reduced the Fund’s allocation to the consumer discretionary sector but still maintained an overweight position relative to the Russell 1000® Growth Index. We decreased the Fund’s position in the energy sector, moving from an overweight to a nearly neutral position relative to the Index. We also reduced the Fund’s allocation to consumer staples, where the Fund already had a long-standing substantially underweight position relative Russell 1000® Growth Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2014, the Fund held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary, financials and health care sectors. As of the same date, the Fund held underweight positions relative to the Russell 1000® Growth Index in the consumer staples, telecommunication services and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 99.1%†
Aerospace & Defense 2.9%
Precision Castparts Corp.	1,322,800	$334,787,452
United Technologies Corp.	1,873,400	221,679,422

		556,466,874

Airlines 1.0%
Delta Air Lines, Inc.	5,180,900	190,812,547

Auto Components 1.3%
BorgWarner, Inc.	3,968,400	246,596,376

Biotechnology 8.8%
Alexion Pharmaceuticals, Inc. (a)	1,763,900	279,048,980
Amgen, Inc.	2,588,400	289,253,700
Biogen Idec, Inc. (a)	721,040	207,025,005
BioMarin Pharmaceutical, Inc. (a)	2,927,350	170,459,590
♦Celgene Corp. (a)	3,303,600	485,662,236
Gilead Sciences, Inc. (a)	3,003,100	235,713,319

		1,667,162,830

Capital Markets 4.4%
BlackRock, Inc.	1,130,500	340,280,500
Charles Schwab Corp. (The)	8,047,700	213,666,435
Morgan Stanley	8,765,000	271,101,450

		825,048,385

Chemicals 4.3%
Ecolab, Inc.	1,994,900	208,746,336
♦Monsanto Co.	5,410,000	598,887,000

		807,633,336

Communications Equipment 1.5%
QUALCOMM, Inc.	3,639,500	286,465,045

Consumer Finance 1.3%
American Express Co.	2,731,400	238,806,302

Energy Equipment & Services 1.7%
Schlumberger, Ltd.	3,103,200	315,129,960

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	2,036,000	235,524,480
CVS Caremark Corp.	2,938,700	213,702,264

		449,226,744

Health Care Providers & Services 3.1%
Express Scripts Holding Co. (a)	3,052,400	203,228,792
McKesson Corp.	1,361,700	230,386,023
UnitedHealth Group, Inc.	2,071,300	155,430,352

		589,045,167

	Shares	Value

Health Care Technology 1.5%
Cerner Corp. (a)	4,090,000	$209,817,000
IMS Health Holdings, Inc. (a)	3,189,000	75,706,860

		285,523,860

Hotels, Restaurants & Leisure 3.5%
Hilton Worldwide Holdings, Inc. (a)	8,008,200	174,819,006
♦Starbucks Corp.	6,996,000	494,057,520

		668,876,526

Industrial Conglomerates 2.7%
♦Danaher Corp.	6,892,800	505,793,664

Internet & Catalog Retail 5.1%
Amazon.com, Inc. (a)	800,565	243,475,833
♦priceline.com, Inc. (a)	507,600	587,673,900
TripAdvisor, Inc. (a)	1,557,500	125,752,550

		956,902,283

Internet Software & Services 8.7%
Baidu, Inc., Sponsored ADR (a)	2,039,450	313,769,383
eBay, Inc. (a)	2,662,400	137,992,192
Facebook, Inc. Class A (a)	6,575,600	393,089,368
Google, Inc. Class A (a)	748,500	400,357,680
Google, Inc. Class C (a)	748,500	394,205,010

		1,639,413,633

IT Services 6.7%
Cognizant Technology Solutions Corp. Class A (a)	4,685,800	224,473,249
MasterCard, Inc. Class A	4,944,400	363,660,620
♦Visa, Inc. Class A	3,367,700	682,329,697

		1,270,463,566

Media 6.4%
CBS Corp. Class B	4,569,000	263,905,440
Liberty Global PLC Class C (a)	7,150,200	274,782,186
♦Twenty-First Century Fox, Inc. Class A	13,532,000	433,294,640
Walt Disney Co. (The)	3,003,100	238,265,954

		1,210,248,220

Multiline Retail 2.0%
Dollar General Corp. (a)	6,798,900	383,729,916

Oil, Gas & Consumable Fuels 3.3%
Noble Energy, Inc.	3,389,200	243,276,776
Pioneer Natural Resources Co.	1,044,230	201,818,332
Range Resources Corp.	2,026,900	183,333,105

		628,428,213

Pharmaceuticals 2.2%
AbbVie, Inc.	1,853,400	96,525,072

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (a)	635,100	$84,919,221
Zoetis, Inc.	7,507,700	227,183,002

		408,627,295

Professional Services 1.3%
Nielsen Holdings N.V.	5,353,650	251,353,868

Real Estate Investment Trusts 2.0%
American Tower Corp.	4,504,600	376,224,192

Road & Rail 4.4%
♦Union Pacific Corp.	4,418,800	841,472,084

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	9,988,800	190,386,528
Arm Holdings PLC, Sponsored ADR	5,112,400	232,716,448

		423,102,976

Software 4.7%
Oracle Corp.	7,830,600	320,114,928
♦Salesforce.com, Inc. (a)	7,858,100	405,870,865
Workday, Inc. Class A (a)	2,188,940	159,945,846

		885,931,639

Specialty Retail 2.1%
Lowe’s Companies, Inc.	4,676,200	214,684,342
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,145,100	188,146,721

		402,831,063

Technology, Hardware, Storage & Peripherals 3.4%
♦Apple, Inc.	1,090,470	643,475,442

Textiles, Apparel & Luxury Goods 2.7%
Michael Kors Holdings, Ltd. (a)	2,657,700	242,382,240
NIKE, Inc. Class B	3,825,400	279,062,930

		521,445,170

Wireless Telecommunication Services 1.5%
SBA Communications Corp. Class A (a)	3,135,200	281,415,552

Total Common Stocks (Cost $13,245,207,775)		18,757,652,728

	Principal Amount	Value

Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $205,860,141 (Collateralized by Goverment Agency securities with rates between 1.96% and 2.17% and a maturity date of 11/7/22, with a Principal Amount of $223,340,000 and a Market Value of $209,978,250)	$205,860,141	$205,860,141

Total Short-Term Investment (Cost $205,860,141)		205,860,141

Total Investments (Cost $13,451,067,916) (b)	100.2%	18,963,512,869
Other Assets, Less Liabilities	(0.2)	(35,189,597)
Net Assets	100.0%	$18,928,323,272

(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $13,469,172,191 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,706,322,590
Gross unrealized depreciation	(211,981,912)

Net unrealized appreciation	$5,494,340,678

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$18,757,652,728	$—	$—	$18,757,652,728
Short-Term Investment
Repurchase Agreement	—	205,860,141	—	205,860,141

Total Investments in Securities	$18,757,652,728	$205,860,141	$—	$18,963,512,869

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $13,451,067,916)	$18,963,512,869
Receivables:
Investment securities sold	226,473,534
Fund shares sold	38,218,820
Dividends	5,518,041
Other assets	229,891

Total assets	19,233,953,155

Liabilities
Payables:
Investment securities purchased	228,314,408
Fund shares redeemed	61,648,281
Manager (See Note 3)	9,747,268
Transfer agent (See Note 3)	4,158,851
NYLIFE Distributors (See Note 3)	994,448
Shareholder communication	476,780
Professional fees	128,600
Custodian	32,252
Trustees	24,596
Accrued expenses	104,399

Total liabilities	305,629,883

Net assets	$18,928,323,272

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$19,095,583
Additional paid-in capital	12,398,116,207

12,417,211,790
Net investment loss	(1,774,631)
Accumulated net realized gain (loss) on investments	1,000,441,160
Net unrealized appreciation (depreciation) on investments	5,512,444,953

Net assets	$18,928,323,272

Investor Class
Net assets applicable to outstanding shares	$179,528,800

Shares of beneficial interest outstanding	18,690,446

Net asset value per share outstanding	$9.61
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.17

Class A
Net assets applicable to outstanding shares	$1,522,954,233

Shares of beneficial interest outstanding	157,625,812

Net asset value per share outstanding	$9.66
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.22

Class B
Net assets applicable to outstanding shares	$53,045,747

Shares of beneficial interest outstanding	5,941,525

Net asset value and offering price per share outstanding	$8.93

Class C
Net assets applicable to outstanding shares	$389,128,646

Shares of beneficial interest outstanding	43,625,120

Net asset value and offering price per share outstanding	$8.92

Class I
Net assets applicable to outstanding shares	$13,008,849,008

Shares of beneficial interest outstanding	1,299,603,082

Net asset value and offering price per share outstanding	$10.01

Class R1
Net assets applicable to outstanding shares	$2,141,341,449

Shares of beneficial interest outstanding	216,555,936

Net asset value and offering price per share outstanding	$9.89

Class R2
Net assets applicable to outstanding shares	$960,113,863

Shares of beneficial interest outstanding	99,270,211

Net asset value and offering price per share outstanding	$9.67

Class R3
Net assets applicable to outstanding shares	$175,303,220

Shares of beneficial interest outstanding	18,522,421

Net asset value and offering price per share outstanding	$9.46

Class R6
Net assets applicable to outstanding shares	$498,058,306

Shares of beneficial interest outstanding	49,723,790

Net asset value and offering price per share outstanding	$10.02

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends	$78,952,537

Expenses
Manager (See Note 3)	58,761,422
Transfer agent (See Note 3)	12,433,525
Distribution/Service—Investor Class (See Note 3)	245,112
Distribution/Service—Class A (See Note 3)	2,001,053
Distribution/Service—Class B (See Note 3)	289,136
Distribution/Service—Class C (See Note 3)	2,026,387
Distribution/Service—Class R2 (See Note 3)	1,257,937
Distribution/Service—Class R3 (See Note 3)	500,766
Shareholder service (See Note 3)	1,726,338
Shareholder communication	565,494
Professional fees	348,669
Trustees	173,518
Registration	107,456
Custodian	46,256
Miscellaneous	244,099

Total expenses	80,727,168

Net investment income (loss)	(1,774,631)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,021,246,850
Net change in unrealized appreciation (depreciation) on investments	(645,866,488)

Net realized and unrealized gain (loss) on investments	375,380,362

Net increase (decrease) in net assets resulting from operations	$373,605,731

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,774,631)	$52,579,772
Net realized gain (loss) on investments (a)	1,021,246,850	1,477,017,481
Net change in unrealized appreciation (depreciation) on investments	(645,866,488)	3,488,600,418

Net increase (decrease) in net assets resulting from operations	373,605,731	5,018,197,671

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	(123,455)
Class A	—	(977,498)
Class B	—	(36,860)
Class C	—	(240,447)
Class I	—	(34,238,118)
Class R1	—	(4,030,892)
Class R2	—	(515,922)
Class R3	—	(125,932)

	—	(40,289,124)

From net realized gain on investments:
Investor Class	(10,240,865)	—
Class A	(79,083,265)	—
Class B	(3,166,489)	—
Class C	(21,440,854)	—
Class I	(633,346,919)	—
Class R1	(109,832,339)	—
Class R2	(50,218,864)	—
Class R3	(11,049,456)	—
Class R6	(15,500,740)	—

	(933,879,791)	—

Total dividends and distributions to shareholders	(933,879,791)	(40,289,124)

Capital share transactions:
Net proceeds from sale of shares	2,467,189,196	3,626,295,650
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	732,634,409	30,730,710
Cost of shares redeemed (b)	(2,924,882,825)	(5,890,648,167)

Increase (decrease) in net assets derived from capital share transactions	274,940,780	(2,233,621,807)

Net increase (decrease) in net assets	(285,333,280)	2,744,286,740

	2014	2013
Net Assets
Beginning of period	$19,213,656,552	$16,469,369,812

End of period	$18,928,323,272	$19,213,656,552

Undistributed (distributions in excess of) net investment income at end of period	$(1,774,631)	$—

(a)	Includes realized gain of $14,432,792 due to an in-kind redemption during the year ended October 31, 2013. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $119,677,233 during the year ended October 31, 2013. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.93		$7.52	$7.21	$6.55	$5.53	$4.70

Net investment income (loss) (a)	(0.01)		0.01	(0.02)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.19		2.40	0.49	0.69	1.06	0.86

Total from investment operations	0.18		2.41	0.47	0.66	1.02	0.83

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—	—
From net realized gain on investments	(0.50)		—	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—	—	—

Net asset value at end of period	$9.61		$9.93	$7.52	$7.21	$6.55	$5.53

Total investment return (b)	1.79	% (c)	32.13%	6.68%	10.08%	18.44%	17.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23	%)††	0.09%	(0.28%)	(0.43%)	(0.64%)	(0.62%)
Net expenses	1.04	% ††	1.08%	1.10%	1.15%	1.27%	1.45%
Expenses (before waiver/reimbursement)	1.04	% ††	1.08%	1.10%	1.15%	1.28%	1.45%
Portfolio turnover rate	31%		74%	60%	52%	91%	62%
Net assets at end of period (in 000’s)	$179,529		$211,111	$199,156	$130,140	$93,733	$59,499

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.98		$7.55	$7.24	$6.58	$5.54	$4.70

Net investment income (loss) (a)	(0.01)		0.01	(0.02)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.19		2.42	0.49	0.68	1.07	0.86

Total from investment operations	0.18		2.43	0.47	0.66	1.04	0.84

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—	—
From net realized gain on investments	(0.50)		—	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—	—	—

Net asset value at end of period	$9.66		$9.98	$7.55	$7.24	$6.58	$5.54

Total investment return (b)	1.78	% (c)	32.09%	6.79%	10.03%	18.77%	17.87	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	0.17%	(0.20%)	(0.35%)	(0.52%)	(0.43%)
Net expenses	1.00	% ††	1.02%	1.04%	1.06%	1.17%	1.21%
Expenses (before waiver/reimbursement)	1.00	% ††	1.02%	1.04%	1.07%	1.18%	1.24%
Portfolio turnover rate	31%		74%	60%	52%	91%	62%
Net assets at end of period (in 000’s)	$1,522,954		$1,615,768	$1,611,374	$1,887,326	$1,131,968	$1,662,622

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011		2010		2009
Net asset value at beginning of period	$9.29		$7.09	$6.86	$6.28		$5.34		$4.57

Net investment income (loss) (a)	(0.04)		(0.05)	(0.07)	(0.08)		(0.08)		(0.06)
Net realized and unrealized gain (loss) on investments	0.18		2.25	0.46	0.66		1.02		0.83

Total from investment operations	0.14		2.20	0.39	0.58		0.94		0.77

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—		—		—
From net realized gain on investments	(0.50)		—	(0.16)	—		—		—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—		—		—

Net asset value at end of period	$8.93		$9.29	$7.09	$6.86		$6.28		$5.34

Total investment return (b)	1.47	% (c)	30.93%	5.98%	9.24	% (d)	17.60	% (d)	16.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.98	%)††	(0.65%)	(1.01%)	(1.18%)		(1.38%)		(1.35%)
Net expenses	1.79	% ††	1.83%	1.84%	1.90%		2.02%		2.20%
Expenses (before waiver/reimbursement)	1.79	% ††	1.83%	1.85%	1.90%		2.03%		2.21%
Portfolio turnover rate	31%		74%	60%	52%		91%		62%
Net assets at end of period (in 000’s)	$53,046		$59,671	$58,392	$72,591		$82,590		$63,327

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010		2009
Net asset value at beginning of period	$9.29		$7.09	$6.85	$6.28	$5.33		$4.57

Net investment income (loss) (a)	(0.05)		(0.05)	(0.07)	(0.08)	(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	0.18		2.25	0.47	0.65	1.03		0.83

Total from investment operations	0.13		2.20	0.40	0.57	0.95		0.76

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—		—
From net realized gain on investments	(0.50)		—	(0.16)	—	—		—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—	—		—

Net asset value at end of period	$8.92		$9.29	$7.09	$6.85	$6.28		$5.33

Total investment return (b)	1.35	% (c)	31.12%	5.99%	9.08%	17.82	% (d)	16.63	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.98	%)††	(0.66%)	(1.02%)	(1.18%)	(1.39%)		(1.38%)
Net expenses	1.79	% ††	1.83%	1.85%	1.89%	2.02%		2.19%
Expenses (before waiver/reimbursement)	1.79	% ††	1.83%	1.85%	1.90%	2.03%		2.20%
Portfolio turnover rate	31%		74%	60%	52%	91%		62%
Net assets at end of period (in 000’s)	$389,129		$403,968	$375,521	$380,186	$262,799		$174,955

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011		2010		2009
Net asset value at beginning of period	$10.31		$7.80	$7.45	$6.75		$5.67		$4.79

Net investment income (loss) (a)	0.00	‡	0.03	0.00 ‡	(0.01)		(0.01)		0.00	‡
Net realized and unrealized gain (loss) on investments	0.20		2.50	0.51	0.71		1.09		0.88

Total from investment operations	0.20		2.53	0.51	0.70		1.08		0.88

Less dividends and distributions:
From net investment income	—		(0.02)	—	—		—		—
From net realized gain on investments	(0.50)		—	(0.16)	—		—		—

Total dividends and distributions	(0.50)		(0.02)	(0.16)	—		—		—

Net asset value at end of period	$10.01		$10.31	$7.80	$7.45		$6.75		$5.67

Total investment return (b)	1.92	%(c)	32.41%	7.15%	10.37	% (d)	19.05	% (d)	18.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	%††	0.38%	0.03%	(0.09%)		(0.23%)		0.00	%(e)
Net expenses	0.75	%††	0.77%	0.79%	0.81%		0.85%		0.82%
Expenses (before waiver/reimbursement)	0.75	%††	0.77%	0.79%	0.82%		0.94%		0.99%
Portfolio turnover rate	31%		74%	60%	52%		91%		62%
Net assets at end of period (in 000’s)	$13,008,849		$13,254,459	$11,215,464	$8,465,658		$3,497,859		$1,341,715

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$10.19		$7.72	$7.38	$6.70	$5.63	$4.76

Net investment income (loss) (a)	(0.00	)‡	0.02	(0.01)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.20		2.47	0.51	0.70	1.09	0.88

Total from investment operations	0.20		2.49	0.50	0.68	1.07	0.87

Less dividends and distributions:
From net investment income	—		(0.02)	—	—	—	—
From net realized gain on investments	(0.50)		—	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.02)	(0.16)	—	—	—

Net asset value at end of period	$9.89		$10.19	$7.72	$7.38	$6.70	$5.63

Total investment return (b)	1.94	% (c)	32.27%	6.94%	10.15%	19.01%	18.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	0.28%	(0.08%)	(0.21%)	(0.35%)	(0.19%)
Net expenses	0.85	% ††	0.87%	0.89%	0.91%	0.97%	0.98%
Expenses (before reimbursement/waiver)	0.85	% ††	0.87%	0.89%	0.92%	1.04%	1.09%
Portfolio turnover rate	31%		74%	60%	52%	91%	62%
Net assets at end of period (in 000’s)	$2,141,341		$2,287,242	$1,950,015	$1,140,164	$418,253	$161,642

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.99		$7.57	$7.26	$6.61	$5.57	$4.72

Net investment income (loss) (a)	(0.01)		0.00 ‡	(0.02)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.19		2.42	0.49	0.68	1.08	0.87

Total from investment operations	0.18		2.42	0.47	0.65	1.04	0.85

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—	—
From net realized gain on investments	(0.50)		—	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—	—	—

Net asset value at end of period	$9.67		$9.99	$7.57	$7.26	$6.61	$5.57

Total investment return (b)	1.78	% (c)	31.88%	6.77%	9.83%	18.67%	18.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	0.03%	(0.32%)	(0.46%)	(0.66%)	(0.45%)
Net expenses	1.10	% ††	1.12%	1.14%	1.16%	1.28%	1.24%
Expenses (before waiver/reimbursement)	1.10	% ††	1.12%	1.14%	1.17%	1.29%	1.35%
Portfolio turnover rate	31%		74%	60%	52%	91%	62%
Net assets at end of period (in 000’s)	$960,114		$1,014,655	$854,119	$701,183	$217,002	$113,942

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$9.80		$7.45	$7.16	$6.53	$5.52	$4.69

Net investment income (loss) (a)	(0.03)		(0.02)	(0.04)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.19		2.37	0.49	0.68	1.07	0.86

Total from investment operations	0.16		2.35	0.45	0.63	1.01	0.83

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—	—
From net realized gain on investments	(0.50)		—	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.00)‡	(0.16)	—	—	—

Net asset value at end of period	$9.46		$9.80	$7.45	$7.16	$6.53	$5.52

Total investment return (b)	1.59	% (c)	31.63%	6.44%	9.65%	18.30%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53	%)††	(0.20%)	(0.57%)	(0.70%)	(0.92%)	(0.70%)
Net expenses	1.35	% ††	1.37%	1.39%	1.41%	1.53%	1.49%
Expenses (before waiver/reimbursement)	1.35	% ††	1.37%	1.39%	1.42%	1.54%	1.59%
Portfolio turnover rate	31%		74%	60%	52%	91%	62%
Net assets at end of period (in 000’s)	$175,303		$219,158	$205,329	$138,883	$49,395	$13,436

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2014*		June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$10.31		$9.02

Net investment income (loss) (a)	0.01		0.00	‡
Net realized and unrealized gain (loss) on investments	0.20		1.29

Total from investment operations	0.21		1.29

Less distributions:
From net realized gain on investments	(0.50)		—

Net asset value at end of period	$10.02		$10.31

Total investment return (b)	2.02	%(c)	14.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††	0.04	%††
Net expenses	0.62	%††	0.62	%††
Portfolio turnover rate	31%		74%
Net assets at end of period (in 000’s)	$498,058		$147,625

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers nine classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board

authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

22	MainStay Large Cap Growth Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices.

Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized,

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Winslow Capital Management, LLC. (“Winslow” or ‘‘Subadvisor’’), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

24	MainStay Large Cap Growth Fund

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate was 0.60% for the six-month period ended April 30, 2014.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $58,761,422.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$1,123,010
Class R2	503,175
Class R3	100,153

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,891 and $31,866, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class B and Class C shares of $10, $39,621 and $5,001, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$172,948
Class A	1,027,320
Class B	50,957
Class C	356,641
Class I	8,609,722
Class R1	1,441,503
Class R2	645,848
Class R3	128,586

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$4,366	0.0	%‡
Class I	8,170	0.0	‡
Class R6	29,153	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,695,127 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$2,695	$—
Total	$2,695	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$39,790,967
Long-Term Capital Gain	498,157
Total	$40,289,124

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $5,949,141 and $6,617,690, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,008,716	$9,999,264
Shares issued to shareholders in reinvestment of dividends and distributions	1,060,392	10,190,366
Shares redeemed	(4,321,676)	(42,899,962)

Net increase (decrease) in shares outstanding before conversion	(2,252,568)	(22,710,332)
Shares converted into Investor Class (See Note 1)	329,418	3,284,895
Shares converted from Investor Class (See Note 1)	(654,788)	(6,548,092)

Net increase (decrease)	(2,577,938)	$(25,973,529)

Year ended October 31, 2013:
Shares sold	3,142,512	$26,326,926
Shares issued to shareholders in reinvestment of dividends and distributions	16,252	122,864
Shares redeemed	(8,353,409)	(70,578,834)

Net increase (decrease) in shares outstanding before conversion	(5,194,645)	(44,129,044)
Shares converted into Investor Class (See Note 1)	842,562	7,153,984
Shares converted from Investor Class (See Note 1)	(864,152)	(7,830,927)

Net increase (decrease)	(5,216,235)	$(44,805,987)

26	MainStay Large Cap Growth Fund

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	12,301,902	$122,268,591
Shares issued to shareholders in reinvestment of dividends and distributions	7,410,072	71,655,783
Shares redeemed	(24,742,830)	(246,240,371)

Net increase (decrease) in shares outstanding before conversion	(5,030,856)	(52,315,997)
Shares converted into Class A (See Note 1)	740,354	7,437,374

Net increase (decrease)	(4,290,502)	$(44,878,623)

Year ended October 31, 2013:
Shares sold	27,157,127	$229,281,701
Shares issued to shareholders in reinvestment of dividends and distributions	111,483	847,266
Shares redeemed (a)	(79,605,137)	(669,478,037)

Net increase (decrease) in shares outstanding before conversion	(52,336,527)	(439,349,070)
Shares converted into Class A (See Note 1)	1,048,418	9,432,282
Shares converted from Class A (See Note 1)	(82,213)	(735,432)

Net increase (decrease)	(51,370,322)	$(430,652,220)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	322,632	$2,973,535
Shares issued to shareholders in reinvestment of dividends and distributions	311,937	2,795,119
Shares redeemed	(663,109)	(6,132,254)

Net increase (decrease) in shares outstanding before conversion	(28,540)	(363,600)
Shares converted from Class B (See Note 1)	(450,419)	(4,174,177)

Net increase (decrease)	(478,959)	$(4,537,777)

Year ended October 31, 2013:
Shares sold	423,755	$3,362,108
Shares issued to shareholders in reinvestment of dividends and distributions	4,464	31,781
Shares redeemed	(1,229,027)	(9,768,345)

Net increase (decrease) in shares outstanding before conversion	(800,808)	(6,374,456)
Shares converted from Class B (See Note 1)	(1,010,043)	(8,019,907)

Net increase (decrease)	(1,810,851)	$(14,394,363)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,622,922	$23,898,968
Shares issued to shareholders in reinvestment of dividends and distributions	1,003,771	8,993,784
Shares redeemed	(3,508,535)	(32,371,979)

Net increase (decrease)	118,158	$520,773

Year ended October 31, 2013:
Shares sold	1,483,845	$11,782,137
Shares issued to shareholders in reinvestment of dividends and distributions	13,230	94,197
Shares redeemed	(10,974,217)	(86,409,238)

Net increase (decrease)	(9,477,142)	$(74,532,904)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	153,345,144	$1,577,640,735
Shares issued to shareholders in reinvestment of dividends and distributions	46,695,836	467,425,319
Shares redeemed	(186,212,240)	(1,921,097,307)

Net increase (decrease)	13,828,740	$123,968,747

Year ended October 31, 2013:
Shares sold	313,490,989	$2,748,057,160
Shares issued to shareholders in reinvestment of dividends and distributions	3,176,714	25,128,072
Shares redeemed	(468,071,347)	(4,177,971,444)

Net increase (decrease)	(151,403,644)	$(1,404,786,212)

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	20,725,469	$212,529,172
Shares issued to shareholders in reinvestment of dividends and distributions	11,099,576	109,774,812
Shares redeemed	(39,632,193)	(403,962,197)

Net increase (decrease)	(7,807,148)	$(81,658,213)

Year ended October 31, 2013:
Shares sold	31,465,717	$271,012,078
Shares issued to shareholders in reinvestment of dividends and distributions	515,173	4,028,844
Shares redeemed	(60,288,692)	(527,239,581)

Net increase (decrease)	(28,307,802)	$(252,198,659)

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	11,410,292	$113,415,653
Shares issued to shareholders in reinvestment of dividends and distributions	3,763,451	36,430,206
Shares redeemed	(17,432,547)	(173,860,917)

Net increase (decrease)	(2,258,804)	$(24,015,058)

Year ended October 31, 2013:
Shares sold	19,388,922	$165,797,767
Shares issued to shareholders in reinvestment of dividends and distributions	48,548	369,449
Shares redeemed	(30,681,175)	(264,189,502)

Net increase (decrease)	(11,243,705)	$(98,022,286)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	2,087,925	$20,398,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,861	9,868,280
Shares redeemed	(6,965,641)	(67,850,535)

Net increase (decrease)	(3,837,855)	$(37,583,463)

Year ended October 31, 2013:
Shares sold	4,088,588	$34,338,709
Shares issued to shareholders in reinvestment of dividends and distributions	14,470	108,237
Shares redeemed	(9,316,136)	(78,169,459)

Net increase (decrease)	(5,213,078)	$(43,722,513)

Class R6	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	36,812,141	$384,064,486
Shares issued to shareholders in reinvestment of dividends and distributions	1,548,525	15,500,740
Shares redeemed	(2,954,313)	(30,467,303)

Net increase (decrease)	35,406,353	$369,097,923

Period ended October 31, 2013 (b):
Shares sold	15,024,124	$136,337,064
Shares redeemed	(706,687)	(6,843,727)

Net increase (decrease)	14,317,437	$129,493,337

(a)	Includes the redemption of 13,731,382 shares through an in-kind transfer of securities in the amount of $119,677,233. (See Note 9)

(b)	Class R6 shares were first offered on June 17, 2013.

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2013, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
4/23/13	13,731,382	$119,677,233	$14,432,792

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Winslow Capital. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Winslow Capital on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital, and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Winslow Capital and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and New York Life Winslow Capital’s overall legal and compliance environment. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability

30	MainStay Large Cap Growth Fund

of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Winslow Capital are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34016 MS164-14	MSLG10-06/14 NL031

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2014

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Message from the President

Stocks and bonds generally advanced during the six months ended April 30, 2014, but results varied across different markets, asset classes and regions.

According to Russell data, mid-capitalization stocks tended to provide the strongest returns, outperforming large-cap stocks overall. As a group, small-cap stocks tended to underperform their larger-capitalization counterparts. Value outperformed growth at all capitalization levels as the 2013 market rally ended and investors moved from rapid-growth stocks toward utilities, real estate investment trusts (REITs) and other stocks that tend to be more defensive.

The reporting period opened with investors still reacting to the government shutdown and asking questions about the debt ceiling and the so-called fiscal cliff. Even so, U.S. stocks climbed relatively steadily through the end of 2013. After reaching a high point in January, the U.S. stock market tumbled to its low point for the reporting period in early February, hurt by weaker economic data and severe weather in the Northeast. From that point, domestic stocks generally recovered, advancing to new highs before the end of the reporting period.

International stocks benefited from the European Central Bank’s accommodative policies and an improving European economy, despite high levels of debt and unemployment. In Japan, a weaker currency and accommodative central bank policies had fueled a stock rally in 2013, but Japanese stocks began to decline in mid-January on concerns about the Prime Minister’s economic policies, including a substantial increase in the nation’s sales tax. International stocks also felt the effects of tensions in Ukraine and slowing growth in China.

Throughout the reporting period, the Federal Reserve held the federal funds target rate in a range close to zero. On December 18, 2013, the Federal Open Market Committee announced plans to begin tapering its direct security purchases (widely known as quantitative easing) in January of 2014. The announcement led investors to anticipate rising interest rates.

According to U.S. Department of the Treasury data, yields did rise through the early part of 2014. After peaking early in the year, however, U.S. Treasury yields generally trended downward. As of April 30, 2014, yields at the short and long ends of the U.S. Treasury yield curve1 were slightly lower than at the beginning of the reporting period, while yields on 1- to 10-year U.S. Treasury securities had moved slightly higher.

In harmony with these trends, extensive tax-loss harvesting in the municipal market tended to push municipal yields higher in November and December. Redemptions slowed as the new year progressed, and a scarcity of municipal supply pushed municipal bond prices higher—and yields lower—during the last four months of the reporting period.

Throughout the reporting period, our portfolio managers pursued the investment objectives of their respective Funds within the investment strategies outlined in the Prospectus. Using time-tested security-selection, portfolio-monitoring and risk-management techniques, they sought to maximize exposure to potential opportunities while seeking to minimize exposure to unnecessary risks.

The report that follows provides additional information about the decisions, securities and market forces that affected your MainStay Fund during the six months ended April 30, 2014. We encourage you to read this information carefully. It can help you evaluate your diversification and assess your asset allocation as you pursue your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to a lasting and productive relationship.

Sincerely,

Stephen P. Fisher

1.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2014

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.28% 6.12	11.04 17.50%	16.05 17.37%	7.16 7.77%	1.30 1.30%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.37 6.21	11.24 17.72	16.28 17.60	7.28 7.89	1.11 1.11
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.74 5.74	11.66 16.66	16.28 16.50	6.96 6.96	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.74 5.74	15.62 16.62	16.50 16.50	6.96 6.96	2.05 2.05
Class I Shares	No Sales Charge		6.35	18.00	17.89	8.21	0.86
Class R1 Shares	No Sales Charge		6.30	17.90	17.77	8.08	0.96
Class R2 Shares	No Sales Charge		6.16	17.60	17.49	7.83	1.21
Class R3 Shares[4]	No Sales Charge		6.04	17.29	17.18	7.53	1.46

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[5]	7.83%	20.78%	19.54%	8.10%
S&P 500® Index[6]	8.36	20.44	19.14	7.67
Average Lipper Large-Cap Core Fund[7]	7.47	19.31	17.68	7.18

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2013, to April 30, 2014, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2013, to April 30, 2014.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/13	Ending Account Value (Based on Actual Returns and Expenses) 4/30/14	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/14	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,061.20	$6.49	$1,018.50	$6.36

Class A Shares	$1,000.00	$1,062.10	$5.68	$1,019.30	$5.56

Class B Shares	$1,000.00	$1,057.40	$10.30	$1,014.80	$10.09

Class C Shares	$1,000.00	$1,057.40	$10.30	$1,014.80	$10.09

Class I Shares	$1,000.00	$1,063.50	$4.40	$1,020.50	$4.31

Class R1 Shares	$1,000.00	$1,063.00	$4.91	$1,020.00	$4.81

Class R2 Shares	$1,000.00	$1,061.60	$6.19	$1,018.80	$6.06

Class R3 Shares	$1,000.00	$1,060.40	$7.46	$1,017.60	$7.30

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.27% for Investor Class, 1.11% for Class A, 2.02% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2014 (Unaudited)

Oil, Gas & Consumable Fuels	11.0%
Banks	7.4
Media	7.4
Pharmaceuticals	6.4
Aerospace & Defense	4.7
Insurance	4.7
Chemicals	4.3
Industrial Conglomerates	3.5
Capital Markets	3.3
Consumer Finance	2.9
Software	2.7
Technology Hardware, Storage & Peripherals	2.7
Health Care Equipment & Supplies	2.6
Internet Software & Services	2.6
Food & Staples Retailing	2.5
Energy Equipment & Services	2.3
Health Care Providers & Services	1.8
Beverages	1.7
Diversified Telecommunication Services	1.6
Electric Utilities	1.6
Semiconductors & Semiconductor Equipment	1.6
Auto Components	1.4
Automobiles	1.4
Specialty Retail	1.4
IT Services	1.3
Real Estate Investment Trusts	1.3

Communications Equipment	1.0%
Hotels, Restaurants & Leisure	1.0
Machinery	1.0
Road & Rail	1.0
Wireless Telecommunication Services	1.0
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	0.8
Internet & Catalog Retail	0.8
Biotechnology	0.7
Commercial Services & Supplies	0.7
Diversified Financial Services	0.7
Household Products	0.5
Real Estate Management & Development	0.4
Construction & Engineering	0.3
Food Products	0.3
Gas Utilities	0.3
Tobacco	0.3
Trading Companies & Distributors	0.3
Multiline Retail	0.2
Containers & Packaging	0.1
Multi-Utilities	0.1
Short-Term Investment	1.2
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2014 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Boeing Co. (The)

3.	Pfizer, Inc.

4.	Monsanto Co.

5.	Exxon Mobil Corp.
6.	Liberty Media Corp. Class A

7.	Apple, Inc.

8.	Time Warner, Inc.

9.	Goldman Sachs Group, Inc. (The)

10.	Citigroup, Inc.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (Markston International) and by portfolio managers Thomas R. Wenzel, CFA, Jerrold K. Senser, CFA, and Thomas M. Cole, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its benchmarks and peers during the six months ended April 30, 2014?

Excluding all sales charges, MainStay MAP Fund returned 6.12% for Investor Class shares, 6.21% for Class A shares and 5.74% for both Class B and Class C shares for the six months ended April 30, 2014. Over the same period, Class I shares returned 6.35%, Class R1 shares returned 6.30%, Class R2 shares returned 6.16% and Class R3 shares returned 6.04%. For the six months ended April 30, 2014, all share classes underperformed the 7.83% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 8.36% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark, and the 7.47% return of the average Lipper2 large-cap core fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance during the reporting period?

Markston International

The performance for our portion of the Fund relative to the Russell 3000® Index resulted primarily from our decision to remain fully invested going into 2014. Slight underperformance versus the benchmark was mainly due to stock selection in the consumer discretionary sector. In addition, our slight cash holdings also detracted from performance.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Positive stock selection in the energy and telecommunication services sectors added to relative performance. On the other hand, stock selection in the consumer discretionary and industrials sectors detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to S&P 500® Index in consumer staples, but an overweight position in telecommunication services detracted from relative performance.

In our portion of the Fund that invests in global equities, utilities, energy and health care were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were consumer discretionary, financials and industrials, though returns in these sectors were all narrowly positive.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston International

During the reporting period, our portion of the Fund saw positive contributions from an overweight position and stock selection in the energy sector, a slight underweight position and stock selection in the consumer staples sector, and an underweight position in the telecommunication services sector. (Contributions take weightings and total returns into account.) Unfavorable stock selection in the consumer discretionary sector detracted from the Fund’s performance, as did an underweight position in the information technology sector and an overweight position and stock selection in the financials sector.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that contributed most positively to performance relative to the Index were energy, consumer staples and utilities. Favorable stock selection was the primary driver in each case. In this portion of the Fund, the sectors that detracted the most from relative performance were information technology, industrials and consumer discretionary. Stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the top-contributing sectors on an absolute basis were energy, health care and telecommunication services. The sectors that contributed the least to absolute performance were consumer discretionary, consumer staples and industrials. Each of the weakest contributors had a positive total return.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

Personal computer and peripheral device company Apple contributed positively to performance in our portion of the Fund after the company executed a major capital-return project to shareholders. Oil and gas refining company Marathon Petroleum also made a positive contribution as oil prices increased during the reporting period. Media conglomerate Liberty Media detracted from performance in our portion of the Fund, as Charter Communications, which is partially owned by Liberty Media, lost its bid to acquire Time Warner Cable. The company also scrapped its plans to acquire all of Sirius XM Holdings. Internet information provider Verisign detracted from performance amid slowing growth in domain name acquisitions.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

mainstayinvestments.com	9

ICAP

In our portion of the Fund that invests in U.S. equities, the stocks that made the strongest positive contributions to the Fund’s absolute performance were integrated oil & gas company Exxon Mobil, oilfield services firm Halliburton and pharmacy retailer and benefits manager CVS Caremark. Exxon Mobil’s stock outperformed the S&P 500® Index, as the company’s international exploration and production have helped the company increase cash flow and return cash to shareholders by increasing dividends and repurchasing shares. During the reporting period, Halliburton benefited from higher-than-expected drilling activity and anticipation that prices would firm in the company’s pressure-pumping business. CVS provided a positive contribution, as the company delivered strong operating results and returned cash to shareholders through dividends and share buybacks. All three positions remained in our portion of the Fund at the end of the reporting period.

Detractors from absolute performance in our portion of the Fund that invests in U.S. equities included data storage provider NetApp, global investment bank Goldman Sachs Group and computer security company Symantec. NetApp lagged as enterprises have delayed technology spending. Goldman Sachs was added to the Fund during the reporting period. Although the stock lagged slightly, we believe that the company is well-positioned as global banking activity picks up, which may enable the firm to improve shareholder returns. Symantec underperformed as the company announced that it needed to increase reinvestment to achieve its growth goals. We sold our position in Symantec during the reporting period. NetApp and Goldman Sachs remained in the Fund at the end of the reporting period because we believed that the stocks were attractively valued and had strong catalysts for potential appreciation.

In our portion of the Fund that invests in global equities, the stocks that made the strongest positive contributions to absolute performance were German pharmaceutical and medical products company Fresenius, French integrated oil & gas company Total and electric utility Exelon. Fresenius outperformed as investors took a favorable view of the company’s recent merger and acquisition activity and news on Medicare dialysis reimbursement. Total advanced because of continued improvement in its refining and marketing business and a forecast decrease in capital expenditures. Exelon had strong performance during the reporting period as rising natural gas prices suggested that the company may be able to raise power rates, which would improve its financial position. The three positions remained in the Fund at the end of the reporting period.

Detractors from absolute performance in our global equity portion of the Fund included Japanese property developer Mitsubishi Estate and Chinese dairy producer China Huishan Dairy. Data storage provider NetApp, which we also held in our portion of the Fund that invests in U.S. equities was another detractor. Mitsubishi Estate performance lagged along with sector-wide weakness in Japanese real estate companies. China Huishan Dairy has been affected by concerns that milk prices may be peaking. All three positions remained in the Fund at the end of the reporting period, as we believed that the companies were attractively valued and had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, we purchased shares of cigarette manufacturer Phillip Morris International and insurance company Chubb. We purchased Phillip Morris after we noticed a lot of buying by company officers. We added to our position in Chubb after the stock pulled back from its previous high.

During the report period, our portion of the Fund sold Exxon Mobil and Marathon Petroleum, two companies with significant exposure to refining margins. We also reduced our positions in these stocks to lock in profits and reduce our growing exposure to the energy sector. During the reporting period, our portion of the Fund also sold Duke Energy at a profit.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In both our domestic and global equity portions of the Fund, we added global investment bank Goldman Sachs. We found the current valuation attractive given the underlying improvement in the company’s business. Equity issuance has steadily increased with rising equity markets, and merger and acquisition activity is making a slow comeback after being subdued for several years. We also added pharmaceutical company Bristol-Myers Squibb. The company has a leading position in immuno-oncology, a field that focuses on tumor-fighting cancer treatment. We believe that the stock may benefit as the company passes additional positive clinical milestones and earnings estimates rise. In our portion of the Fund that invests in global equities, we added Dutch retail and commercial bank ING Groep. We anticipate that the completion of the company’s divestiture process will result in a clean, European-focused retail and commercial bank.

In our domestic and global equity portions of the Fund, we sold global bank JPMorgan Chase in favor of positions that we believed had more attractive potential upside and stronger catalysts. We also sold security software company Symantec, as we believed the stock’s margin-expansion investment catalyst had been delayed beyond our investment time horizon. In our global equity portion of the Fund, we sold German luxury automaker BMW in favor of stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

10	MainStay MAP Fund

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, our portion of the Fund marginally lowered its allocation to cash, as well as its allocations to telecommunication services and utilities relative to the Russell 3000® Index. In addition, our portion of the Fund very slightly increased its weightings relative to the Index in information technology, health care and industrials.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector exposure relative to the S&P 500® Index in financials and energy. In both cases, we increased already overweight positions relative to this benchmark. In our portion of the Fund that invests in U.S. equities, we decreased sector weightings relative to the S&P 500® Index in telecommunication services and consumer discretionary. In telecommunication services, our domestic equity portion of the Fund moved from an overweight position to a slightly underweight position relative to the Index. In consumer discretionary, our domestic equity portion of the Fund reduced an overweight position relative to the S&P 500® Index.

In our portion of the Fund that invests in global equities, we increased absolute weightings in the financials and energy sectors during the reporting period. Over the same period, we decreased our global-equity weightings in the consumer discretionary and materials sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of April 30, 2014, our portion of the Fund held slightly overweight positions relative to the Russell 3000® Index in the energy, financials and materials sectors. As of the same date, our portion of the Fund held slightly underweight positions relative to the Russell 3000® Index in the information technology, health care and telecommunication services sectors.

ICAP

As of April 30, 2014, our U.S. equity portion of the Fund was most significantly overweight relative to the S&P 500® Index in the financials and energy sectors and most significantly underweight relative to the S&P 500® Index in the information technology and consumer staples sectors.

In our portion of the Fund that invests in global equities, the largest weightings were in the financials and health care sectors. The smallest weightings were in the utilities and consumer staples sectors.

This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2014 (Unaudited)

	Shares	Value

Common Stocks 98.4%†
Aerospace & Defense 4.7%
♦Boeing Co. (The)	489,420	$63,144,968
GenCorp, Inc. (a)	166,100	2,916,716
Honeywell International, Inc.	246,252	22,876,811
Northrop Grumman Corp.	42,988	5,223,472
Orbital Sciences Corp. (a)	144,350	4,243,890
Raytheon Co.	55,575	5,306,301
United Technologies Corp.	23,650	2,798,505

		106,510,663

Auto Components 1.4%
Bridgestone Corp.	216,200	7,739,932
Johnson Controls, Inc.	558,140	25,194,440

		32,934,372

Automobiles 1.4%
Daimler A.G.	64,000	5,924,980
Ford Motor Co.	1,650,000	26,647,500

		32,572,480

Banks 7.4%
Bank of America Corp.	2,324,254	35,189,206
♦Citigroup, Inc.	741,605	35,530,296
DBS Group Holdings, Ltd.	699,100	9,446,242
JPMorgan Chase & Co.	204,772	11,463,137
Lloyds Banking Group PLC (a)	7,007,650	8,916,377
PNC Financial Services Group, Inc.	362,200	30,439,288
U.S. Bancorp	305,600	12,462,368
UniCredit S.p.A.	971,750	8,682,129
Wells Fargo & Co.	325,624	16,163,975

		168,293,018

Beverages 1.7%
Anheuser-Busch InBev N.V.	48,950	5,326,919
Coca-Cola Co. (The)	430,090	17,543,371
PepsiCo., Inc.	197,347	16,950,134

		39,820,424

Biotechnology 0.7%
Alkermes PLC (a)	71,900	3,326,094
Celgene Corp. (a)	85,520	12,572,295

		15,898,389

Capital Markets 3.3%
Ameriprise Financial, Inc.	46,570	5,198,609
Bank of New York Mellon Corp.	111,725	3,784,126
♦Goldman Sachs Group, Inc. (The)	230,719	36,873,511
Julius Baer Group, Ltd.	228,500	10,683,757
State Street Corp.	302,559	19,533,209

		76,073,212

	Shares	Value

Chemicals 4.3%
Akzo Nobel N.V.	64,062	$4,931,750
E.I. du Pont de Nemours & Co.	365,050	24,575,166
♦Monsanto Co.	481,669	53,320,758
Mosaic Co. (The)	312,700	15,647,508

		98,475,182

Commercial Services & Supplies 0.7%
ADT Corp. (The)	87,889	2,657,764
Covanta Holding Corp.	260,403	4,804,435
Tyco International, Ltd.	168,189	6,878,930
Waste Management, Inc.	43,400	1,929,130

		16,270,259

Communications Equipment 1.0%
Cisco Systems, Inc.	916,900	21,189,559
Infinera Corp. (a)	119,850	1,073,856

		22,263,415

Construction & Engineering 0.3%
Jacobs Engineering Group, Inc. (a)	109,001	6,289,358

Consumer Finance 2.9%
American Express Co.	360,910	31,554,361
Capital One Financial Corp.	269,600	19,923,440
Discover Financial Services	254,305	14,215,650

		65,693,451

Containers & Packaging 0.1%
MeadWestvaco Corp.	80,405	3,141,423

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc. Class B (a)	24,249	3,124,484
ING Groep N.V. (a)	537,700	7,635,082
Leucadia National Corp.	161,124	4,111,884

		14,871,450

Diversified Telecommunication Services 1.6%
AT&T, Inc.	257,895	9,206,851
BCE, Inc.	229,550	10,224,157
Nippon Telegraph & Telephone Corp.	248,050	13,735,130
Verizon Communications, Inc.	75,635	3,534,424

		36,700,562

Electric Utilities 1.6%
Duke Energy Corp.	170,646	12,711,421
Exelon Corp.	702,650	24,613,829

		37,325,250

Electrical Equipment 0.9%
ABB, Ltd.	363,750	8,737,274
Rockwell Automation, Inc.	91,132	10,861,112

		19,598,386

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2014, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	193,800	$4,052,358
TE Connectivity, Ltd.	255,541	15,071,808

		19,124,166

Energy Equipment & Services 2.3%
Baker Hughes, Inc.	45,822	3,202,958
Cameron International Corp. (a)	145,550	9,454,928
Exterran Holdings, Inc.	59,700	2,568,294
Halliburton Co.	406,950	25,666,337
Schlumberger, Ltd.	106,144	10,778,923
Weatherford International, Ltd. (a)	73,800	1,549,800

		53,221,240

Food & Staples Retailing 2.5%
CVS Caremark Corp.	432,101	31,422,385
Wal-Mart Stores, Inc.	176,000	14,028,960
Walgreen Co.	164,340	11,158,686

		56,610,031

Food Products 0.3%
Bunge, Ltd.	25,400	2,023,110
China Huishan Dairy Holdings Co., Ltd. (a)	6,771,200	1,537,133
Mondelez International, Inc. Class A	66,300	2,363,595

		5,923,838

Gas Utilities 0.3%
National Fuel Gas Co.	77,735	5,724,405

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	133,827	5,184,458
Baxter International, Inc.	446,543	32,503,865
Covidien PLC	170,619	12,156,604
Medtronic, Inc.	163,296	9,605,070

		59,449,997

Health Care Providers & Services 1.8%
Aetna, Inc.	382,680	27,342,486
Fresenius SE & Co. KGaA	36,250	5,509,424
SunLink Health Systems, Inc. (a)	43,723	66,022
UnitedHealth Group, Inc.	103,550	7,770,392

		40,688,324

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	114,080	11,565,430
Starwood Hotels & Resorts Worldwide, Inc.	140,591	10,776,300
Yum! Brands, Inc.	6,615	509,289

		22,851,019

Household Products 0.5%
Colgate-Palmolive Co.	52,483	3,532,106
Procter & Gamble Co. (The)	100,540	8,299,577

		11,831,683

	Shares	Value

Industrial Conglomerates 3.5%
3M Co.	65,909	$9,167,283
♦General Electric Co.	2,660,698	71,546,169

		80,713,452

Insurance 4.7%
ACE, Ltd.	247,300	25,303,736
Allstate Corp. (The)	144,809	8,246,873
American International Group, Inc.	121,275	6,443,341
Aon PLC	70,700	6,001,016
Chubb Corp. (The)	125,111	11,520,221
Marsh & McLennan Cos., Inc.	54,194	2,672,306
MetLife, Inc.	170,771	8,939,862
Tokio Marine Holdings, Inc.	234,700	6,912,326
Travelers Companies, Inc. (The)	273,902	24,810,043
W.R. Berkley Corp.	171,368	7,581,320

		108,431,044

Internet & Catalog Retail 0.8%
Liberty Interactive Corp. Class A (a)	550,690	16,003,051
Liberty Ventures (a)	49,994	2,901,652

		18,904,703

Internet Software & Services 2.6%
eBay, Inc. (a)	392,540	20,345,348
Google, Inc. Class A (a)	24,710	13,216,885
Google, Inc. Class C (a)	24,710	13,013,768
VeriSign, Inc. (a)	231,027	10,899,854
Yahoo!, Inc. (a)	61,000	2,192,950

		59,668,805

IT Services 1.3%
Automatic Data Processing, Inc.	150,537	11,735,865
International Business Machines Corp.	90,949	17,868,750

		29,604,615

Machinery 1.0%
Caterpillar, Inc.	111,700	11,773,180
Vallourec S.A.	184,250	10,890,652

		22,663,832

Media 7.4%
Cablevision Systems Corp. Class A	251,462	4,199,415
CBS Outdoor Americas, Inc. (a)	58,594	1,716,804
Comcast Corp. Class A	278,210	14,400,150
DIRECTV (a)	55,965	4,342,884
♦Liberty Media Corp. Class A (a)	326,944	42,407,906
Madison Square Garden Co. Class A (a)	179,084	9,777,986
Sirius XM Holdings, Inc. (a)	556,700	1,775,873
Starz Class A (a)	177,528	5,728,829
Time Warner Cable, Inc.	14,320	2,025,707
♦Time Warner, Inc.	592,182	39,356,416
Viacom, Inc. Class B	345,700	29,377,586
Walt Disney Co. (The)	40,743	3,232,550
Wolters Kluwer N.V.	351,950	9,799,731

		168,141,837

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 0.1%
Dominion Resources, Inc.	29,700	$2,154,438

Multiline Retail 0.2%
J.C. Penney Co., Inc. (a)	110,297	939,730
Target Corp.	62,650	3,868,638

		4,808,368

Oil, Gas & Consumable Fuels 11.0%
Anadarko Petroleum Corp.	139,734	13,836,461
Apache Corp.	112,079	9,728,457
Chesapeake Energy Corp.	194,124	5,581,065
Chevron Corp.	84,879	10,654,012
ConocoPhillips	146,351	10,875,343
Devon Energy Corp.	160,696	11,248,720
Encana Corp.	642,750	14,918,227
ENI S.p.A.	364,200	9,453,651
EOG Resources, Inc.	145,258	14,235,284
♦Exxon Mobil Corp.	485,310	49,700,597
Hess Corp.	102,806	9,166,183
Marathon Oil Corp.	589,774	21,320,330
Marathon Petroleum Corp.	183,063	17,015,706
Phillips 66	67,953	5,655,049
Southwestern Energy Co. (a)	347,800	16,652,664
Spectra Energy Corp.	392,650	15,592,131
Total S.A.	161,650	11,545,163
Williams Cos., Inc. (The)	124,181	5,236,713

		252,415,756

Pharmaceuticals 6.4%
AbbVie, Inc.	133,827	6,969,710
Bayer A.G.	75,400	10,460,614
Bristol-Myers Squibb Co.	394,150	19,742,974
GlaxoSmithKline PLC	441,200	12,157,122
Hospira, Inc. (a)	149,424	6,843,619
Johnson & Johnson	92,225	9,341,470
Merck & Co., Inc.	130,726	7,655,315
Novartis A.G.	137,950	11,959,533
♦Pfizer, Inc.	1,831,400	57,286,192
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	75,950	3,710,917

		146,127,466

Real Estate Investment Trusts 1.3%
HCP, Inc.	279,361	11,694,051
UDR, Inc.	563,529	14,572,860
Weyerhaeuser Co.	80,140	2,392,179

		28,659,090

Real Estate Management & Development 0.4%
Mitsubishi Estate Co., Ltd.	439,900	9,956,753

	Shares	Value

Road & Rail 1.0%
Celadon Group, Inc.	108,692	$2,501,003
CSX Corp.	210,426	5,938,222
Union Pacific Corp.	79,375	15,115,381

		23,554,606

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	262,725	7,012,130
Texas Instruments, Inc.	627,300	28,510,785

		35,522,915

Software 2.7%
Microsoft Corp.	518,913	20,964,085
Oracle Corp.	781,853	31,962,151
SAP A.G.	121,400	9,775,341

		62,701,577

Specialty Retail 1.3%
Home Depot, Inc. (The)	127,548	10,141,341
Lowe’s Companies, Inc.	294,137	13,503,830
Outerwall, Inc. (a)	86,600	6,005,710

		29,650,881

Technology Hardware, Storage & Peripherals 2.7%
♦Apple, Inc.	71,345	42,099,971
NetApp, Inc.	347,400	12,370,914
SanDisk Corp.	95,601	8,123,217

		62,594,102

Tobacco 0.3%
Philip Morris International, Inc.	84,825	7,246,600

Trading Companies & Distributors 0.3%
Mitsubishi Corp.	429,650	7,682,303

Wireless Telecommunication Services 1.0%
Intouch Holdings PCL, NVDR	945,700	2,279,499
Vodafone Group PLC, Sponsored ADR	558,013	21,182,174

		23,461,673

Total Common Stocks (Cost $1,591,028,321)		2,252,820,813

	Principal Amount
Long-Term Bonds 0.1% Convertible Bonds 0.1%
Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	$300	301

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Specialty Retail 0.1%
Outerwall, Inc. 4.00%, due 9/1/14	$900,000	$1,553,625

Total Convertible Bonds (Cost $897,130)		1,553,926

Total Long-Term Bonds (Cost $897,130)		1,553,926

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/14 due 5/1/14 Proceeds at Maturity $27,884,919 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $30,235,000 and a Market Value of $28,449,139)	27,884,919	27,884,919

Total Short-Term Investment (Cost $27,884,919)		27,884,919

Total Investments (Cost $1,619,810,370) (b)	99.7%	2,282,259,658

Other Assets, Less Liabilities	0.3	6,750,181
Net Assets	100.0%	$2,289,009,839
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2014, cost was $1,627,884,870 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$682,558,021
Gross unrealized depreciation	(28,183,233)

Net unrealized appreciation	$654,374,788

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2014 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2014, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,252,820,813	$—	$—	$2,252,820,813
Long-Term Bonds
Convertible Bonds	—	1,553,926	—	1,553,926
Short-Term Investment
Repurchase Agreement	—	27,884,919	—	27,884,919

Total Investments in Securities	$2,252,820,813	$29,438,845	$—	$2,282,259,658

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2013 and April 30, 2014, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,619,810,370)	$2,282,259,658
Cash denominated in foreign currencies (identified cost $161,149)	161,884
Receivables:
Investment securities sold	18,751,050
Dividends and interest	2,541,280
Fund shares sold	616,524
Other assets	63,694

Total assets	2,304,394,090

Liabilities
Payables:
Investment securities purchased	12,023,816
Manager (See Note 3)	1,368,280
Fund shares redeemed	1,087,820
Transfer agent (See Note 3)	449,472
NYLIFE Distributors (See Note 3)	289,258
Shareholder communication	92,570
Professional fees	43,468
Trustees	3,598
Custodian	164
Accrued expenses	25,805

Total liabilities	15,384,251

Net assets	$2,289,009,839

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$510,550
Additional paid-in capital	1,548,492,535

1,549,003,085
Undistributed net investment income	20,162,161
Accumulated net realized gain (loss) on investments and foreign currency transactions	57,384,535
Net unrealized appreciation (depreciation) on investments	662,449,288
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	10,770

Net assets	$2,289,009,839

Investor Class
Net assets applicable to outstanding shares	$149,873,463

Shares of beneficial interest outstanding	3,363,260

Net asset value per share outstanding	$44.56
Maximum sales charge (5.50% of offering price)	2.59

Maximum offering price per share outstanding	$47.15

Class A
Net assets applicable to outstanding shares	$366,729,761

Shares of beneficial interest outstanding	8,228,045

Net asset value per share outstanding	$44.57
Maximum sales charge (5.50% of offering price)	2.59

Maximum offering price per share outstanding	$47.16

Class B
Net assets applicable to outstanding shares	$77,089,656

Shares of beneficial interest outstanding	1,863,603

Net asset value and offering price per share outstanding	$41.37

Class C
Net assets applicable to outstanding shares	$142,943,033

Shares of beneficial interest outstanding	3,455,164

Net asset value and offering price per share outstanding	$41.37

Class I
Net assets applicable to outstanding shares	$1,527,582,551

Shares of beneficial interest outstanding	33,590,434

Net asset value and offering price per share outstanding	$45.48

Class R1
Net assets applicable to outstanding shares	$7,098,910

Shares of beneficial interest outstanding	158,571

Net asset value and offering price per share outstanding	$44.77

Class R2
Net assets applicable to outstanding shares	$16,279,256

Shares of beneficial interest outstanding	364,227

Net asset value and offering price per share outstanding	$44.70

Class R3
Net assets applicable to outstanding shares	$1,413,209

Shares of beneficial interest outstanding	31,736

Net asset value and offering price per share outstanding	$44.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$35,716,669
Interest	22,548

Total income	35,739,217

Expenses
Manager (See Note 3)	8,157,988
Distribution/Service—Investor Class (See Note 3)	182,724
Distribution/Service—Class A (See Note 3)	449,195
Distribution/Service—Class B (See Note 3)	396,482
Distribution/Service—Class C (See Note 3)	708,914
Distribution/Service—Class R2 (See Note 3)	22,812
Distribution/Service—Class R3 (See Note 3)	4,186
Transfer agent (See Note 3)	1,389,375
Shareholder communication	80,286
Professional fees	64,545
Registration	51,665
Custodian	33,415
Trustees	19,972
Shareholder service (See Note 3)	13,425
Miscellaneous	37,794

Total expenses	11,612,778

Net investment income (loss)	24,126,439

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	67,707,428
Foreign currency transactions	(32,618)

Net realized gain (loss) on investments and foreign currency transactions	67,674,810

Net change in unrealized appreciation (depreciation) on:
Investments	45,496,888
Translation of other assets and liabilities in foreign currencies	2,503

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	45,499,391

Net realized and unrealized gain (loss) on investments and foreign currency transactions	113,174,201

Net increase (decrease) in net assets resulting from operations	$137,300,640

(a)	Dividends recorded net of foreign withholding taxes in the amount of $321,563.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2014 (Unaudited) and the year ended October 31, 2013

	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,126,439	$24,353,606
Net realized gain (loss) on investments and foreign currency transactions	67,674,810	177,601,529
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	45,499,391	335,309,956

Net increase (decrease) in net assets resulting from operations	137,300,640	537,265,091

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,282,654)	(1,125,412)
Class A	(3,679,355)	(3,306,456)
Class B	(155,655)	(177,081)
Class C	(276,234)	(255,810)
Class I	(18,234,809)	(18,508,015)
Class R1	(79,038)	(63,811)
Class R2	(185,472)	(183,045)
Class R3	(11,404)	(10,894)

	(23,904,621)	(23,630,524)

From net realized gain on investments:
Investor Class	(3,038,070)	—
Class A	(7,353,614)	—
Class B	(1,778,836)	—
Class C	(3,153,772)	—
Class I	(29,691,451)	—
Class R1	(139,803)	—
Class R2	(410,736)	—
Class R3	(34,875)	—

	(45,601,157)	—

Total dividends and distributions to shareholders	(69,505,778)	(23,630,524)

Capital share transactions:
Net proceeds from sale of shares	209,728,257	320,171,647
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	67,824,014	23,021,367
Cost of shares redeemed	(228,595,156)	(713,542,943)

Increase (decrease) in net assets derived from capital share transactions	48,957,115	(370,349,929)

Net increase (decrease) in net assets	116,751,977	143,284,638

	2014	2013
Net Assets
Beginning of period	$2,172,257,862	$2,028,973,224

End of period	$2,289,009,839	$2,172,257,862

Undistributed net investment income at end of period	$20,162,161	$19,940,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$43.24		$34.04	$30.44	$29.76	$25.71	$23.04

Net investment income (loss) (a)	0.42		0.34	0.34	0.31	0.19	0.22
Net realized and unrealized gain (loss) on investments	2.18		9.18	3.55	0.63	3.86	2.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	2.60		9.52	3.89	0.88	4.05	3.12

Less dividends and distributions:
From net investment income	(0.38)		(0.32)	(0.29)	(0.20)	—	(0.45)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.28)		(0.32)	(0.29)	(0.20)	—	(0.45)

Net asset value at end of period	$44.56		$43.24	$34.04	$30.44	$29.76	$25.71

Total investment return (b)	6.12	%(c)	28.26%	12.88%	2.96%	15.75%	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93	%††	0.88%	1.04%	0.98%	0.69%	0.98%
Net expenses	1.27	%††	1.30%	1.34%	1.34%	1.41%	1.44%
Expenses (before waiver/reimbursement)	1.27	%††	1.30%	1.34%	1.34%	1.41%	1.50%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$149,873		$144,892	$120,771	$114,786	$113,557	$99,663

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class A	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$43.28		$34.07	$30.47	$29.79	$25.68	$23.04

Net investment income (loss) (a)	0.45		0.41	0.40	0.37	0.25	0.28
Net realized and unrealized gain (loss) on investments	2.19		9.19	3.56	0.63	3.86	2.90
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	2.64		9.60	3.96	0.94	4.11	3.18

Less dividends and distributions:
From net investment income	(0.45)		(0.39)	(0.36)	(0.26)	—	(0.54)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.35)		(0.39)	(0.36)	(0.26)	—	(0.54)

Net asset value at end of period	$44.57		$43.28	$34.07	$30.47	$29.79	$25.68

Total investment return (b)	6.21	%(c)	28.47%	13.14%	3.16%	16.00%	14.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	%††	1.07%	1.24%	1.18%	0.90%	1.25%
Net expenses	1.11	%††	1.11%	1.14%	1.14%	1.21%	1.20%
Expenses (before waiver/reimbursement)	1.11	%††	1.11%	1.14%	1.14%	1.21%	1.29%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$366,730		$356,657	$294,247	$296,453	$345,067	$324,421

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$40.08		$31.55	$28.21	$27.63	$24.04	$21.36

Net investment income (loss) (a)	0.24		0.06	0.10	0.07	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	2.03		8.54	3.29	0.58	3.60	2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡

Total from investment operations	2.27		8.60	3.39	0.60	3.59	2.76

Less dividends and distributions:
From net investment income	(0.08)		(0.07)	(0.05)	(0.02)	—	(0.08)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends	(0.98)		(0.07)	(0.05)	(0.02)	—	(0.08)

Net asset value at end of period	$41.37		$40.08	$31.55	$28.21	$27.63	$24.04

Total investment return (b)	5.74	%(c)	27.30%	12.04%	2.18%	14.93%	12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%††	0.16%	0.33%	0.24%	(0.04%)	0.31%
Net expenses	2.02	%††	2.05%	2.09%	2.09%	2.16%	2.19%
Expenses (before waiver/reimbursement)	2.02	%††	2.05%	2.09%	2.09%	2.16%	2.26%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$77,090		$82,695	$86,613	$110,794	$140,674	$169,606

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$40.08		$31.56	$28.21	$27.63	$24.05	$21.37

Net investment income (loss) (a)	0.24		0.05	0.09	0.07	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	2.03		8.54	3.31	0.58	3.59	2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡

Total from investment operations	2.27		8.59	3.40	0.60	3.58	2.76

Less dividends and distributions:
From net investment income	(0.08)		(0.07)	(0.05)	(0.02)	—	(0.08)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(0.98)		(0.07)	(0.05)	(0.02)	—	(0.08)

Net asset value at end of period	$41.37		$40.08	$31.56	$28.21	$27.63	$24.05

Total investment return (b)	5.74	%(c)	27.26%	12.07%	2.18%	14.89%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	%††	0.14%	0.31%	0.23%	(0.05%)	0.29%
Net expenses	2.02	%††	2.05%	2.09%	2.09%	2.16%	2.19%
Expenses (before waiver/reimbursement)	2.02	%††	2.05%	2.09%	2.09%	2.16%	2.25%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$142,943		$141,628	$125,700	$136,274	$160,098	$167,652

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$44.18		$34.77	$31.10	$30.39	$26.15	$23.51

Net investment income (loss) (a)	0.52		0.52	0.49	0.45	0.32	0.33
Net realized and unrealized gain (loss) on investments	2.23		9.37	3.62	0.66	3.93	2.95
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	2.75		9.89	4.11	1.05	4.25	3.28

Less dividends and distributions:
From net investment income	(0.55)		(0.48)	(0.44)	(0.34)	(0.01)	(0.64)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.45)		(0.48)	(0.44)	(0.34)	(0.01)	(0.64)

Net asset value at end of period	$45.48		$44.18	$34.77	$31.10	$30.39	$26.15

Total investment return (b)	6.35	%(c)	28.79%	13.40%	3.43%	16.26%	14.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36	%††	1.33%	1.48%	1.42%	1.12%	1.45%
Net expenses	0.86	%††	0.86%	0.89%	0.89%	0.95%	0.98%
Expenses (before waiver/reimbursement)	0.86	%††	0.86%	0.89%	0.89%	0.95%	1.04%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$1,527,583		$1,417,814	$1,358,999	$1,188,911	$759,317	$567,720

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$43.49		$34.23	$30.63	$29.93	$25.84	$23.23

Net investment income (loss) (a)	0.49		0.54	0.44	0.31	0.30	0.27
Net realized and unrealized gain (loss) on investments	2.20		9.14	3.58	0.77	3.87	2.94
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.07)	(0.00)‡	0.00 ‡

Total from investment operations	2.69		9.68	4.02	1.01	4.17	3.21

Less dividends and distributions:
From net investment income	(0.51)		(0.42)	(0.42)	(0.31)	(0.08)	(0.60)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.41)		(0.42)	(0.42)	(0.31)	(0.08)	(0.60)

Net asset value at end of period	$44.77		$43.49	$34.23	$30.63	$29.93	$25.84

Total investment return (b)	6.30	%(c)	28.63%	13.26%	3.35%	16.12%	14.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24	%††	1.43%	1.37%	1.02%	1.07%	1.21%
Net expenses	0.96	%††	0.96%	0.99%	0.99%	1.06%	1.08%
Expenses (before reimbursement/waiver)	0.96	%††	0.96%	0.99%	0.99%	1.06%	1.14%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$7,099		$6,737	$21,761	$17,611	$325	$626

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$43.38		$34.12	$30.53	$29.85	$25.76	$23.06

Net investment income (loss) (a)	0.42		0.38	0.38	0.34	0.22	0.23
Net realized and unrealized gain (loss) on investments	2.21		9.21	3.54	0.63	3.87	2.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	2.63		9.59	3.92	0.91	4.09	3.16

Less dividends and distributions:
From net investment income	(0.41)		(0.33)	(0.33)	(0.23)	—	(0.46)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.31)		(0.33)	(0.33)	(0.23)	—	(0.46)

Net asset value at end of period	$44.70		$43.38	$34.12	$30.53	$29.85	$25.76

Total investment return (b)	6.16	%(c)	28.36%	12.99%	3.05%	15.88%	13.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	0.98%	1.16%	1.08%	0.80%	1.01%
Net expenses	1.21	%††	1.21%	1.24%	1.24%	1.31%	1.33%
Expenses (before waiver/reimbursement)	1.21	%††	1.21%	1.24%	1.24%	1.31%	1.38%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$16,279		$20,140	$19,072	$22,733	$26,735	$14,006

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2014*		2013	2012	2011	2010	2009
Net asset value at beginning of period	$43.16		$33.94	$30.38	$29.71	$25.70	$22.97

Net investment income (loss) (a)	0.38		0.29	0.30	0.25	0.15	0.16
Net realized and unrealized gain (loss) on investments	2.18		9.16	3.53	0.64	3.86	2.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡

Total from investment operations	2.56		9.45	3.83	0.83	4.01	3.09

Less dividends and distributions:
From net investment income	(0.29)		(0.23)	(0.27)	(0.16)	—	(0.36)
From net realized gain on investments	(0.90)		—	—	—	—	—

Total dividends and distributions	(1.19)		(0.23)	(0.27)	(0.16)	—	(0.36)

Net asset value at end of period	$44.53		$43.16	$33.94	$30.38	$29.71	$25.70

Total investment return (b)	6.04	%(c)	28.03%	12.72%	2.79%	15.60%	13.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††	0.74%	0.94%	0.80%	0.54%	0.72%
Net expenses	1.46	%††	1.46%	1.49%	1.49%	1.56%	1.58%
Expenses (before waiver/reimbursement)	1.46	%††	1.46%	1.49%	1.49%	1.56%	1.63%
Portfolio turnover rate	15%		29%	40%	44%	49%	60%
Net assets at end of period (in 000’s)	$1,413		$1,696	$1,809	$2,380	$1,850	$1,484

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

24	MainStay MAP Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of April 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-month period ended April 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2014, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

26	MainStay MAP Fund

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2014, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2014.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer (“CCO”) of the Fund. Markston International LLC (“Markston” or “Subadvisor”) and Institutional Capital LLC (“ICAP” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. ICAP is a wholly-owned subsidiary of New York Life. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.73% for the six-month period ended April 30, 2014, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2014, New York Life Investments earned fees from the Fund in the amount of $8,157,988.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

28	MainStay MAP Fund

Shareholder service fees incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Class R1	$3,463
Class R2	9,125
Class R3	837

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $26,923 and $31,045, respectively, for the six-month period ended April 30, 2014. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $35, $39,724 and $1,813, respectively, for the six-month period ended April 30, 2014.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2014, were as follows:

Investor Class	$189,746
Class A	176,589
Class B	102,961
Class C	184,052
Class I	722,854
Class R1	3,403
Class R2	8,948
Class R3	822

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2014, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$4,427	0.0	%‡
Class I	133,719,383	8.8

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.

However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2013, for federal income tax purposes, capital loss carryforwards of $2,215,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$2,216	$—

The tax character of distributions paid during the year ended October 31, 2013, shown in the Statements of Changes in Net Assets was as follows:

2013
Distributions paid from:
Ordinary Income	$23,630,524

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund under the Credit Agreement during the six-month period ended April 30, 2014.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2014, purchases and sales of securities, other than short-term securities, were $339,087 and $330,716, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	149,903	$6,526,968
Shares issued to shareholders in reinvestment of dividends and distributions	100,342	4,311,713
Shares redeemed	(211,304)	(9,209,524)

Net increase (decrease) in shares outstanding before conversion	38,941	1,629,157
Shares converted into Investor Class (See Note 1)	109,028	4,791,370
Shares converted from Investor Class (See Note 1)	(135,629)	(5,880,759)

Net increase (decrease)	12,340	$539,768

Year ended October 31, 2013:
Shares sold	252,224	$9,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	32,727	1,121,243
Shares redeemed	(461,896)	(17,660,467)

Net increase (decrease) in shares outstanding before conversion	(176,945)	(6,788,893)
Shares converted into Investor Class (See Note 1)	327,104	12,571,419
Shares converted from Investor Class (See Note 1)	(347,678)	(13,877,792)

Net increase (decrease)	(197,519)	$(8,095,266)

Class A	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	392,280	$17,058,206
Shares issued to shareholders in reinvestment of dividends and distributions	246,104	10,570,176
Shares redeemed	(812,125)	(35,295,263)

Net increase (decrease) in shares outstanding before conversion	(173,741)	(7,666,881)
Shares converted into Class A (See Note 1)	161,335	6,997,948

Net increase (decrease)	(12,406)	$(668,933)

Year ended October 31, 2013:
Shares sold	1,074,871	$40,847,667
Shares issued to shareholders in reinvestment of dividends and distributions	86,511	2,962,125
Shares redeemed	(1,982,422)	(76,665,047)

Net increase (decrease) in shares outstanding before conversion	(821,040)	(32,855,255)
Shares converted into Class A (See Note 1)	454,375	17,940,725
Shares converted from Class A (See Note 1)	(29,409)	(1,175,780)

Net increase (decrease)	(396,074)	$(16,090,310)

Class B	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	85,868	$3,475,208
Shares issued to shareholders in reinvestment of dividends and distributions	46,848	1,873,418
Shares redeemed	(187,230)	(7,588,267)

Net increase (decrease) in shares outstanding before conversion	(54,514)	(2,239,641)
Shares converted from Class B (See Note 1)	(145,203)	(5,908,559)

Net increase (decrease)	(199,717)	$(8,148,200)

Year ended October 31, 2013:
Shares sold	213,136	$7,628,224
Shares issued to shareholders in reinvestment of dividends and distributions	5,244	167,643
Shares redeemed	(465,480)	(16,570,529)

Net increase (decrease) in shares outstanding before conversion	(247,100)	(8,774,662)
Shares converted from Class B (See Note 1)	(434,564)	(15,458,572)

Net increase (decrease)	(681,664)	$(24,233,234)

Class C	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	103,248	$4,176,937
Shares issued to shareholders in reinvestment of dividends and distributions	69,225	2,768,999
Shares redeemed	(250,577)	(10,149,072)

Net increase (decrease)	(78,104)	$(3,203,136)

Year ended October 31, 2013:
Shares sold	245,648	$8,729,002
Shares issued to shareholders in reinvestment of dividends and distributions	6,294	201,279
Shares redeemed	(701,835)	(24,595,714)

Net increase (decrease)	(449,893)	$(15,665,433)

Class I	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	3,982,840	$176,957,974
Shares issued to shareholders in reinvestment of dividends and distributions	1,084,485	47,478,734
Shares redeemed	(3,567,737)	(159,442,729)

Net increase (decrease)	1,499,588	$64,993,979

Year ended October 31, 2013:
Shares sold	6,259,552	$246,128,596
Shares issued to shareholders in reinvestment of dividends and distributions	525,727	18,332,087
Shares redeemed	(13,779,074)	(549,858,964)

Net increase (decrease)	(6,993,795)	$(285,398,281)

30	MainStay MAP Fund

Class R1	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	10,939	$478,981
Shares issued to shareholders in reinvestment of dividends and distributions	5,075	218,841
Shares redeemed	(12,340)	(540,201)

Net increase (decrease)	3,674	$157,621

Year ended October 31, 2013:
Shares sold	36,997	$1,421,756
Shares issued to shareholders in reinvestment of dividends and distributions	1,856	63,811
Shares redeemed	(519,773)	(18,144,842)

Net increase (decrease)	(480,920)	$(16,659,275)

Class R2	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	22,664	$989,457
Shares issued to shareholders in reinvestment of dividends and distributions	12,900	555,854
Shares redeemed	(135,631)	(5,928,694)

Net increase (decrease)	(100,067)	$(4,383,383)

Year ended October 31, 2013:
Shares sold	141,151	$5,413,156
Shares issued to shareholders in reinvestment of dividends and distributions	4,724	162,285
Shares redeemed	(240,517)	(9,260,544)

Net increase (decrease)	(94,642)	$(3,685,103)

Class R3	Shares	Amount
Six-month period ended April 30, 2014:
Shares sold	1,482	$64,526
Shares issued to shareholders in reinvestment of dividends and distributions	1,077	46,279
Shares redeemed	(10,115)	(441,406)

Net increase (decrease)	(7,556)	$(330,601)

Year ended October 31, 2013:
Shares sold	6,666	$252,915
Shares issued to shareholders in reinvestment of dividends and distributions	318	10,894
Shares redeemed	(20,982)	(786,836)

Net increase (decrease)	(13,998)	$(523,027)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2014, events and transactions subsequent to April 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013 as well as other relevant information furnished to the Board throughout the year by New York Life Investments, ICAP and Markston. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, ICAP and Markston on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the Fund, and Markston and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationships with the

Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, ICAP and Markston and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

32	MainStay MAP Fund

The Board also examined the nature, scope and quality of the advisory services that ICAP and Markston provide to the Fund. The Board evaluated ICAP’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environments. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board that generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP and Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate. Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003;

34	MainStay MAP Fund

(iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay MAP Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2014 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-34193 MS164-14	MSMP10-06/14 NL030

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 7, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 7, 2014

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.